                                              Filed Pursuant to Rule 485(b)
                                              Registration Nos. 33-70116
                                                                811-8036

As filed via EDGAR with the Securities and Exchange Commission on April 20, 2001

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 20
                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 22
                        (Check appropriate box or boxes)

                         THE OFFIT INVESTMENT FUND, INC.
               (Exact name of Registrant as specified in charter)

                      400 Bellevue Parkway
                      Wilmington, Delaware                19809
            (Address of Principal Executive Offices)    (Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 618-9510

                                 ---------------

                            Stephen Brent Wells, Esq.
                                    OFFITBANK
                               520 Madison Avenue
                            New York, New York 10022

                                 ---------------

                     (Name and Address of Agent for Service)

                                 with a copy to:
                              Carl Frischling, Esq.
                       Kramer Levin Naftalis & Frankel LLP
                                919 Third Avenue
                            New York, New York 10022

It is proposed that this filing will become effective:

         [ ] immediately upon filing pursuant to paragraph (b)
         [X] on April 30, 2001 pursuant to paragraph (b)
         [ ] on (date) pursuant to paragraph (a)(i)
         [ ] 60 days after filing pursuant to paragraph (a)(i)
         [ ] 75 days after filing pursuant to paragraph (a)(ii)
         [ ] on (date) pursuant to paragraph (a)(ii) of rule 485.

         If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                  MSD&T SHARES
                          OF THE OFFIT HIGH YIELD FUND

                                  (THE "FUND")

LIKE ALL MUTUAL FUND SHARES, THESE FUND SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") NOR HAS THE SEC DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. TO STATE OTHERWISE IS A CRIMINAL OFFENSE.



                                   PROSPECTUS


                                 April 30, 2001

THE OFFIT INVESTMENT FUND, INC.
MSD&T Shares of the OFFIT High Yield Fund

The OFFIT Investment Fund, Inc. (the "Company") is an open-end, management investment company offering no-load, non-diversified investment portfolios including the OFFIT High Yield Fund (the "Fund").

The Fund's primary investment objective is high current income. Capital appreciation is a secondary objective.

MSD&T Shares are being offered through Mercantile-Safe Deposit and Trust Company and its affiliated and correspondent banks.

The Fund may invest in high yield, high risk debt securities which are considered speculative and subject to certain risks. See "Risks of Investing in the Fund." There can be no assurance that the Fund's investment objectives will be achieved.

                                TABLE OF CONTENTS

A look at goals, strategies,                FUND DESCRIPTION
risks, expenses and financial               Investment Objectives............................................4
history.                                    Principal Investment Strategies..................................4
                                            Principal Risk Factors...........................................4
                                            Prior Performance................................................5
                                            Fees and Expenses of the Fund....................................6
                                            Financial Highlights.............................................8
                                            Investment Objectives and Principal Strategies..................10
                                            Additional Non-Principal Strategies.............................11
                                            Risks of Investing in the Fund..................................12

Details on the management                   MANAGEMENT OF THE FUND
and operations of the Fund.                 Investment Adviser..............................................24
                                            Service Provider Chart..........................................25

Policies and instructions for               SHAREHOLDER INFORMATION
opening, maintaining and                    Pricing of Fund Shares..........................................26
closing an account in the Fund.             Purchase of MSD&T Shares........................................26
                                            Redemption of MSD&T Shares......................................27
                                            Shareholder Services............................................28
                                            Dividends and Distributions.....................................28
                                            Taxes...........................................................28

Details on distribution                     DISTRIBUTION ARRANGEMENTS
arrangements and shareholder                Multiple Class Structure........................................31
servicing plan                              Shareholder Servicing Plan......................................31

                                            Appendix A:  Ratings...........................................A-1
                                            Appendix B:  Hedging and Derivatives...........................B-1

                                            FOR MORE INFORMATION................................see back cover

                    MSD&T SHARES OF THE OFFIT HIGH YIELD FUND

INVESTMENT OBJECTIVES

The Fund's primary investment objective is high current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 65% of its total assets in U.S. corporate fixed income securities that are rated below investment grade (i.e. high yield/high risk debt securities), offering potential returns that are sufficiently high to justify the greater investment risks. Securities offering the high yield that the Fund seeks are generally found in mature cyclical or depressed industries and highly leveraged companies. The Fund also invests in senior securities and securities with an operating history of more than one year (though the Fund may invest in the securities of issuers with a shorter operating history). The Fund may invest in debt securities of any maturity and the interest rates on such securities may be fixed or floating.

PRINCIPAL RISK FACTORS

o    Investors may lose money.

o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o All or a substantial portion of the securities purchased by the Fund are lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk of default in the payment of interest and principal than higher rated securities and are subject to significant changes in price. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.

o The Fund is subject to interest rate risk. Rising interest rates cause the prices of debt securities to decrease and falling rates cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in securities issued by a small number of companies. This makes the Fund more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

For more detail on the principal risks summarized here, please see "Risks of Investing in the Fund" herein.

PRIOR PERFORMANCE*

ANNUAL TOTAL RETURNS


The bar chart below shows the annual total return for MSD&T Shares of the Fund for the last calendar year and provides some indication of the risks of investing in the Fund. Past performance is not necessarily an indicator of how the Fund will perform in the future.



                                 [CHART OMITTED]

                              ANNUAL TOTAL RETURN

                                     -4.57%

                                      2000
                                      ----
                                PERFORMANCE YEAR


Since inception (November 1, 1999), the highest calendar quarter total return for the Fund was 0.80% (quarter ended September 30, 2000) and the lowest calendar quarter total return was (4.16%) (quarter ended December 31, 2000).


AVERAGE ANNUAL TOTAL RETURNS - COMPARISON


The table below shows how the average annual total returns for MSD&T Shares of the Fund for the past calendar year and since inception compared with the Merrill Lynch All High Yield Bond Index (the "ML High Yield Index") for the same periods. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                                           1 Year                Since Inception
                                           ------                ---------------
MSD&T Shares*                             (4.57%)                    (1.97%)
ML High Yield Index                       (3.79%)                    (3.45%)

*    Commenced operations on November 1, 1999.

FEES AND EXPENSES OF THE FUND

Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold MSD&T Shares of the Fund.
                                                                           MSD&T
                                                                          Shares
                                                                          ------

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge imposed on purchases                                  None
Maximum deferred sales charge                                              None
Maximum sales charge imposed on reinvested dividends                       None
Redemption Fee                                                             None
Exchange Fee                                                               None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, shown as a percentage of average net assets)


Advisory fees............................................................. 0.70%
Distribution (Rule 12b-1) fees ........................................... None
Other expenses(1)......................................................... 0.45%
                                                                           -----
Total annual Fund operating expenses...................................... 1.15%
                                                                           =====


(1) "Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

o    you reinvested all dividends and distributions
o    the average annual total return was 5%

o the percentage amounts charged in "Total annual Fund operating expenses" for MSD&T Shares remain the same over the time periods
o    you redeemed all of your investment at the end of the time periods


Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                  1 YEAR        3 YEARS        5 YEARS        10 YEARS
                  ------        -------        -------        --------
MSD&T Shares       $117           $365          $633           $1,398

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information below reflects financial results for a single MSD&T Share of the Fund. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in MSD&T Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2000 has been audited by Ernst & Young LLP, whose unqualified report, along with the Fund's financial statements, is included in the Company's Annual Report dated December 31, 2000, which is available without charge upon request. The financial statements for the Fund for the period prior to December 31, 2000 was audited by PricewaterhouseCoopers LLP, whose report expressed an unqualified opinion on those statements.

                                                          MSD&T SHARES
                                                          ------------
                                                  FOR THE YEAR       FOR THE
                                                      ENDED       PERIOD* ENDED
                                                  DECEMBER 31,    DECEMBER 31,
                                                      2000            1999
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                $  10.03       $  10.00(d)
                                                    --------       --------
   Net investment income                                0.88           0.19
   Net realized and unrealized gains (loss)            (1.31)          0.05
                                                    --------       --------
   Total income (loss) from investment
   operations                                          (0.43)          0.24
                                                    --------       --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
   Net investment income                               (0.88)         (0.21)
   Net realized gains                                  -              -
                                                    --------       --------
   Total dividends and distributions                   (0.88)         (0.21)
                                                    --------       --------
   Net change in net asset value per
   share                                               (1.31)          0.03
                                                    --------       --------

NET ASSET VALUE, END OF PERIOD                      $   8.72       $  10.03
                                                    ========       ========
TOTAL RETURN (a)                                       (4.57%)         2.38%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net assets at end of period (in
   thousands)                                       $ 20,072        $14,737
Ratios to average net assets:
   Expenses                                             1.13%          1.07%(c)
   Net investment income                                9.18%          9.01%(c)
PORTFOLIO TURNOVER RATE                                   22%            42%


*    Sales of MSD&T Shares began on November 1, 1999.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  Initial offering price.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund's primary investment objective is high current income. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in U.S. corporate fixed income securities (including debt securities, convertible securities and preferred stocks) which are lower rated or unrated at the time of investment. In addition, the Fund seeks to invest in debt securities which are "seasoned" senior securities (as defined below) and offer sufficiently high potential yields to justify the greater investment risk or issued by once creditworthy companies that are now considered a high risk investment generally due to changing industry conditions, a change in company capitalization or a reduction of earning power. For purposes of this Prospectus, a "senior" security of an issuer is any security entitled to preference over the issuer's common stock in the distribution of income or assets upon liquidation.

Securities offering the high yield and appreciation potential characteristics that the Fund seeks are generally found in mature cyclical or depressed industries and highly leveraged companies. The Adviser attempts to identify securities which have underlying fundamentals that are improving or are sufficiently strong to sustain the issuer.


Through credit analysis, the Adviser seeks to protect principal and to minimize market and individual credit risk, as well as to identify opportunity for capital appreciation. In selecting a security for investment by the Fund, the Adviser considers the following factors, among others: (i) the current yield, the yield to maturity where appropriate, and the price of the security relative to other securities of comparable quality and maturity; (ii) the balance sheet and capital structure of the issuer; (iii) the market price of the security relative to its face value; (iv) the rating, or absence of a rating, by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Services, Inc. ("Moody's") or Fitch IBCA ("Fitch"); (v) the variety of issuers and industries represented in the Fund's portfolio; and (vi) management of the issuer. Industry trends and fundamental developments that may affect an issuer are also analyzed, including factors such as liquidity, profitability and asset quality. The Adviser is free to invest in high yield, high risk debt securities of any maturity and duration and the interest rates on such securities may be fixed or floating.


The Fund invests primarily in "seasoned" senior securities. The Fund defines a "seasoned" security as any security whose issuer or predecessors have been operating in their current form generally for more than one year, though the Fund may invest in securities of issuers having less than one year of operation. The Fund generally does not invest in original issue high yield securities of newly formed, highly leveraged corporations but reserves the right to do so. An additional risk associated with such investments is the unproven credit quality of newly formed corporations because of the lack of any operating history.


The higher yields sought by the Fund are generally obtainable from non-investment grade securities (i.e., rated BB or lower by S&P and Fitch, or Ba or lower by Moody's, or if unrated, of equivalent quality as determined by the Adviser). See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and Fitch. Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher rated securities. See "Risks of Investing in the Fund - High Yield, High Risk Debt Securities" below.

The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most of the Fund's investments may be made in the United States and denominated in U.S. dollars. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments. The Adviser's choice to employ a temporary defensive investment strategy may prevent the Fund from achieving its investment objective.

ADDITIONAL NON-PRINCIPAL STRATEGIES

The Fund's secondary objective is capital appreciation. The Fund seeks to achieve its objective by investing under normal circumstances, in fixed income securities that are judged by the Adviser to be more creditworthy than generally perceived in the marketplace or issued by once creditworthy companies that are now considered a high risk investment generally due to changing industry conditions, a change in company capitalization or a reduction of earning power. In addition, the Fund seeks capital appreciation opportunities in those special situations in which an issuer's senior securities sell at a substantial discount in relation to their liquidation value, or in which the creditworthiness of an issuer is believed, in the judgement of the Adviser, to be improving.

The Adviser also attempts to identify securities in which the asset values ultimately supporting the credit are sufficient so that attractive returns are achievable in the event of bankruptcy, reorganization or liquidation of the issuer. Some of the Fund's securities may be obtained as a result of the issuer's reorganization and may be non-performing, in default or arrears. The Adviser will obtain such securities in cases where it believes that capital appreciation may be possible.

Although the Fund's investments are primarily in U.S. corporate securities, it may also invest in foreign corporate debt securities, sovereign debt and mortgage-backed debt having many of the characteristics of its corporate portfolio. In addition, the Fund may invest in U.S. dollar denominated municipal obligations in seeking to achieve its investment objectives. Such investments may include municipal bonds issued at a discount, in circumstances where the Adviser determines that such investments would facilitate the Fund's ability to achieve its investment objectives. Dividends on shares attributable to interest on municipal securities held by the Fund will not be exempt from federal income taxes. The Adviser does not currently anticipate seeking investments in the common stock of any issuers. However, the Fund may acquire securities convertible into common stock or receive common stock in lieu of dividends, interest or principal.

RISKS OF INVESTING IN THE FUND

GENERAL

The Fund's NAV will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the securities held by the Fund generally fluctuates, to varying degrees and depending on the objectives and policies of the Fund, based on, among other things, (i) interest rate movements and, for debt securities, their duration,
(ii) changes in the actual and perceived creditworthiness of the issuers of such securities, (iii) changes in any applicable foreign currency exchange rates,
(iv) social, economic or political factors, (v) factors affecting the industry in which the issuer operates, such as competition or technological advances, and
(vi) factors affecting the issuer directly, such as management changes or labor relations. There is no assurance that the Fund will achieve its investment objectives.

INTEREST RATE FLUCTUATIONS AND CREDIT RISK

The performance of the Fund depends in part on interest rate changes. As interest rates increase, the value of the fixed income securities held by the Fund tends to decrease. To the extent the Fund invests in securities with longer maturities, the volatility of the Fund in response to changes in interest rates can be expected to be greater than if the Fund had invested in comparable securities with shorter maturities. The performance of the Fund will also depend on the credit quality of its investments.

SECURITIES OF NON-U.S. ISSUERS

The Fund may invest all or some portion of its assets in securities of non-U.S. issuers. You should recognize that investing in securities of non-U.S. issuers involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. Further, certain investments of the Fund, and investment techniques in which it may engage involve risks, including those set forth below.

Social, Political and Economic Factors. Many countries in which the Fund will invest, and the Latin American and other emerging market countries in particular, may be subject to a substantially greater degree of social, political and economic instability than is the case in the United States, Japan and Western European countries. Such instability may result from, among other things, some or all of the following: (i) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; and (v) drug trafficking. Social, political and economic instability could significantly disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets.

Individual foreign economies in general and those of Latin American and other emerging market countries in particular, may differ favorably or unfavorably and significantly from the U.S. economy in such respects as the rate of growth of gross domestic product or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. Governments of many of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in many countries, including Latin American and other emerging market countries, which could affect private sector companies and the Fund, and on market conditions, prices and yields of securities in the Fund's portfolio. There may be the possibility of nationalization or expropriation of assets, or future confiscatory levels of taxation affecting the Fund. In the event of nationalization, expropriation or other confiscation, the Fund may not be fairly compensated for its loss and could lose its entire investment in the country involved.

Investment And Repatriation Restrictions. Investment by the Fund in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain of such issuers or countries and may increase the costs and expenses of the Fund. For example, certain countries require governmental approval prior to investments by foreign persons in the country or in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may also restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. As a result of investment restrictions the Fund may, in certain countries, such as Mexico, invest through intermediary vehicles or trusts. In addition, the repatriation of both investment income and capital from some of these countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund.

The Fund could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. If, because of restrictions on repatriation or conversion, the Fund was unable to distribute substantially all of its net investment income and net capital gain within applicable time periods, the Fund could be subject to U.S. federal income and excise taxes which would not otherwise be incurred and may cease to qualify for the favorable tax treatment afforded to regulated investment companies under Internal Revenue Code of 1986, as amended (the "Code"), in which case it would become subject to U.S. federal income tax on all of its income and gains. See "Taxes" below.

Currency Fluctuations. To the extent that the Fund invests in the securities of non-U.S. issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and you should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Euro Risk. Upon the introduction of the European common currency, the euro, the participating countries ceased to retain control of their respective monetary policies and agreed to follow a single monetary policy established by the European Central Bank. For participating countries, adopting the same monetary policy, regardless of the conditions of their domestic economies, could have a negative impact on their economies. Some of the economic criteria for the participating countries include the following: a sustainable budget deficit less than 3% of Gross Domestic Product (GDP), public debt less than 60% of GDP, low inflation and interest rates and no currency devaluations within two years of application. Some of the original participating countries do not yet meet these standards, but are expected to be compliant before 2002. Countries joining later may have to be in strict accord before entering the European Monetary Union, or at least be well along the path to achieving them. So far, the transition seems to be progressing smoothly, but there has been resistance to some of the more stringent terms. Therefore, it is unclear whether complete economic and monetary convergence will be attained as planned.

Inflation. Many countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of these countries and Latin American and other emerging market countries in particular. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

Market Characteristics; Differences in Securities Markets. The securities markets in many countries, and in Latin American and other emerging market countries in particular, generally have substantially less volume than the New York Stock Exchange, and equity securities of most companies listed on such markets may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges outside of the United States and in Latin American and other emerging market countries, to the extent that established securities markets even exist, are in the earlier stages of their development. A high proportion of the shares of many foreign companies may be held by a limited number of persons, which may limit the number of shares available for investment by the Fund. A limited number of issuers in most, if not all, of these securities markets may represent a disproportionately large percentage of market capitalization and trading volume. In addition, the application of certain 1940 Act provisions may limit the Fund's ability to invest in certain non-U.S. issuers and to participate in public offerings in these countries. The limited liquidity of certain non-U.S. securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

Many companies traded on securities markets in foreign countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets and with respect to such companies, which may contribute to increased volatility and reduced liquidity of such markets or such securities. Accordingly, each of these markets and companies may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of these countries experience rapid increases in their money supplies and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. In addition, risks due to the lack of modern technology, the lack of a sufficient capital base to expand business operations, the possibility of permanent or temporary termination of trading, and greater spreads between bid and ask prices may exist in such markets.

Trading practices in certain foreign securities markets are also significantly different from those in the United States. Brokerage commissions and other transaction costs on the securities exchanges in many countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in certain countries, and, in Latin American and other emerging market countries in particular, are less developed and less reliable than those in the United States and the Fund may be subject to delays or other material difficulties and could experience a loss if a counterparty defaults. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and therefore no return is earned. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Non-U.S. Subcustodians. Rules adopted under the 1940 Act permit the Fund, to the extent it invests outside the U.S., to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in non-U.S. countries may not be eligible subcustodians for the Fund, in which event the Fund may be precluded from purchasing securities in which it would otherwise invest, and other banks that are eligible subcustodians may be recently organized or otherwise lack extensive operating experience. At present, custody arrangements complying with the requirements of the Securities and Exchange Commission ("SEC") are available in each of the countries in which the Adviser intends to invest. In certain countries in which the Fund may make investments, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by subcustodians in the event of the bankruptcy of the subcustodian.

Government Supervision; Legal Systems. Disclosure and regulatory standards in certain foreign countries, including Latin American and other emerging market countries, are in many respects less stringent than U.S. standards. There may be less government supervision and regulation of securities exchanges, listed companies and brokers in these countries than exists in the United States. Brokers in some countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Fund to a risk of loss. Less information may be available to the Fund than with respect to investments in the United States and, in certain of these countries, less information may be available to the Fund than to local market participants. In addition, existing laws and regulations are often inconsistently applied. Foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Financial Information and Standards. Non-U.S. issuers may be subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of certain non-U.S. issuers may not reflect their financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Moreover, substantially less information may be publicly available about non-U.S. issuers than is available about U.S. issuers.

HIGH YIELD, HIGH RISK DEBT SECURITIES


General. The Fund may invest all or substantially all of their respective assets in high yield, high risk debt securities. High yield, high risk debt securities are those debt securities rated below investment grade and unrated securities of comparable quality. They offer yields that fluctuate over time, but which generally are superior to the yields offered by higher-rated securities. However, securities rated below investment grade also involve greater risks, including greater price volatility and a greater risk of default in the timely payment of principal and interest, than higher-rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which the Fund may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or Fitch (i.e., rated C by Moody's or D by S&P or Fitch). Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever attaining investment grade standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these lower- and lowest-rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Fund with a commensurate effect on the value of their respective shares. Therefore, an investment in the Fund should not be considered as a complete investment program for all investors.


The secondary markets for high yield, high risk corporate and sovereign debt securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield, high risk debt securities are characterized by relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield, high risk debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Fund's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating NAV. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Company's Board of Directors to value the Fund's portfolio securities and the Company's Directors may have to use a greater degree of judgment in making such valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect each Fund's ability to sell securities at their fair value. In addition, the Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield, high risk debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may increase.


The ratings of fixed income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. You should be aware, however, that they are subject to certain limitations. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A to this Prospectus for a description of such ratings.


Fixed Income Debt Securities. The Fund may invest in fixed income debt securities. Changes in market yields will affect the Fund's NAV as prices of fixed income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual issuer developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Corporate issuers of securities valued below investment grade and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Many fixed income securities, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Fund.

Sovereign Debt Securities. The Fund may invest in sovereign debt securities. Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries, including developing or emerging countries such as those in Latin America, that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Emerging and developing countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the obligor's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such a default occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries, including those in Latin America, are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

In addition to high yield foreign sovereign debt securities, the Fund may also invest in foreign corporate securities. For a discussion of such securities and their associated risks, see "Securities of Non-U.S. Issuers," above.

CONVERTIBLE SECURITIES

General. The Fund may invest in convertible securities. Set forth below is additional information concerning traditional convertible securities and "synthetic" convertible securities.

Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. The Fund may enter into foreign currency hedging transactions in which they may seek to reduce the impact of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent there are changes in interest rates or yields of similar non-convertible securities, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the underlying common stock, the conversion value is below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value. If no capital appreciation occurs on the underlying common stock, a premium may not be fully recovered.

Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security.

Synthetic Convertible Securities. "Synthetic" convertible securities are created by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed income ("fixed income component") and the right to acquire equity securities ("convertibility component"). The fixed income component is achieved by investing in nonconvertible fixed income securities such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in warrants, exchanges or NASDAQ-listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

A warrant is an instrument issued by a corporation that gives a holder the right to subscribe to a specified amount of capital stock at a set price for a specified period of time. Warrants involve the risk that the price of the security underlying the warrant may not exceed the exercise price of the warrant and the warrant may expire without any value. See "Hedging and Derivatives" below for a discussion of call options and stock index call options.

A synthetic convertible security differs from a traditional convertible security in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its fixed income component and its convertibility component. For this reason, the values of a synthetic convertible security and a traditional convertible security will respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Synthetic convertible securities may be selected where the two components represent one issuer or are issued by a single issuer, thus making the synthetic convertible security similar to a traditional convertible security. Alternatively, the character of a synthetic convertible security allows the combination of components representing distinct issuers which will be used when the Adviser believes that such a combination would better promote the Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased or sold separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the call option or warrant. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible security includes the fixed income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed income instrument.

SHORT SALES

Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The Fund is permitted to engage in short sales only with respect to securities related to those in their portfolios. The Adviser therefore expects that if the price of the securities the Fund is required to replace in connection with a short sale increases, the value of the related securities in the Fund's portfolio will also increase, although not necessarily in the same proportion.

NON-DIVERSIFIED FUNDS

The Fund is classified as a "non-diversified" fund under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. The Fund, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities.

HEDGING AND DERIVATIVES

The Fund may be authorized to use a variety of investment strategies described below to hedge various market risks (such as, to the extent applicable, interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund's income or gain. Limitations on the portion of the Fund's assets that may be used in connection with the investment strategies described below are set out in Appendix B to this Prospectus.

The Fund may (if and to the extent so authorized and consistent with the Fund's objective and policies) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions, and enter into currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and Derivatives"). The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Derivatives may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use any or all types of Hedging and Derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Derivatives will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Hedging and Derivatives successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's securities. The Fund is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, and non-hedging purposes to the extent permitted by CFTC regulations; provided that the Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts would not exceed 5% of the liquidation value of the Fund's portfolio; provided further, than in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Hedging and Derivatives will require that the Fund segregate cash, U.S. government securities or other liquid assets to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

To the extent the Fund conducts Hedging and Derivatives activities outside the United States, such transactions may be subject to political, economic and legal risks that are distinct from domestic transactions. Such risks are similar to those applicable to investment in foreign securities described under "Securities of Non-U.S. Issuers" above.


The Fund will not be obligated to pursue any of the Hedging and Derivatives strategies and the Fund makes no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by current economic conditions, the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the SEC, the CFTC, the Code or their investment objectives and policies, the Fund may utilize, without limitation, Hedging and Derivatives.


A detailed discussion of various Hedging and Derivatives strategies including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions appears in Appendix B. Risks associated with Hedging and Derivatives are also described in Appendix B to this Prospectus.


MANAGEMENT OF THE FUND

INVESTMENT ADVISER


The Fund receives investment advisory services from OFFITBANK, whose principal address is 520 Madison Avenue, New York, New York 10022 (the "Adviser" or "OFFITBANK"). OFFITBANK is a subsidiary of the Wachovia Corporation, a leading bank holding company with Wachovia Bank, NA as its principal subsidiary. OFFITBANK manages the Fund's business and investment activities, subject to the authority of the Company's Board of Directors. OFFITBANK's principal business is providing discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. OFFITBANK specializes in global fixed income asset management and offers its clients a complete range of investments in the major capital markets of the world. OFFITBANK currently manages approximately $11 billion in assets and serves as investment adviser to twenty registered investment company portfolios.


Stephen T. Shapiro serves as the portfolio manager for the Fund. Mr. Shapiro is a Managing Director of OFFITBANK and has managed the Fund since March 1994.


For the fiscal year ended December 31, 2000, OFFITBANK received advisory fees equal to 0.71% of the Fund's average net assets, after waivers and reimbursements.


Mercantile-Safe Deposit and Trust Company ("Mercantile") does not serve as an investment adviser to the Fund and neither Mercantile nor the Board of Directors of M.S.D.&T. Funds, Inc. is responsible for supervising the operation of the Fund.


On April 16, 2001, First Union Corporation and Wachovia Corporation announced that they have entered into a definitive agreement for a merger of equals which will result in the creation of a new company called Wachovia Corporation. The transaction is expected to close in the third quarter of 2001 and is subject to normal shareholder and regulatory approvals. Integration activities will be carefully carried out over a three-year period, and are not expected to have a significant effect on the Funds. For more information, please refer to the joint proxy statement/prospectus regarding the proposed transaction which can be obtained when it becomes available without charge at the SEC's Internet site (http://www.sec.gov).

The following chart shows the Fund's other service providers and includes their addresses and principal activities.

                                             SHAREHOLDERS
Distribution and
Shareholder
Services

                                        MERCANTILE-SAFE DEPOSIT
                                           AND TRUST COMPANY
                                            SunLife Building
                                      20 S. Charles Sr., 5th Floor
                                          Baltimore, MD 21201



           PRINCIPAL DISTRIBUTOR                                         TRANSFER AGENT
       OFFIT Funds Distributor, Inc.                                       PFPC Inc.
             3200 Horizon Drive                                       400 Bellevue Parkway
         King of Prussia, PA 19406                                    Wilmington, DE 19809

       Distributes the Fund's shares.                       Handles shareholder services, including
                                                           recordkeeping and statements, distribution
                                                          of dividends and processing of buy and sell
                                                                           requests.



Asset
Management


           INVESTMENT ADVISER                                             CUSTODIAN
               OFFITBANK                                             The Bank of New York
           520 Madison Avenue                                              ("BONY")
        New York, NY 10022-4213                             100 Church Street Station, 10th Floor
                                                                      New York, NY 10286
    Manages the Fund's business and
         investment activities.                         Serves as custodian of the assets of the Fund.
                                                        The custodian settles all portfolio trades and
                                                       collects most of the valuation data required for
                                                       calculating the Fund's net asset value ("NAV").

Fund
Operations


                ADMINISTRATOR AND
              FUND ACCOUNTING AGENT
                    PFPC Inc.
               400 Bellevue Parkway
               Wilmington, DE 19809

   Provides facilities, equipment and personnel to carry out administrative services related to the Fund and calculates the Fund's NAV, dividends and distributions.

                                           BOARD OF DIRECTORS

                                     Supervises the Fund's activities

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

Shares of the Fund are priced at their net asset value ("NAV"). The NAV of the Fund is calculated as follows:

                 Value of Assets Attributable to a Class
      NAV  =  -  Value of Liabilities Attributable to the same Class
                 ---------------------------------------------------
                 Number of Outstanding Shares of the Class

The Fund's NAV is calculated once daily at 4:00 p.m. Eastern Time, Monday through Friday on each day that the New York Stock Exchange (the "Exchange") is open. The Fund will effect purchases or redemptions of Fund shares at the next NAV calculated after receipt of your order or request in proper form.

Foreign and domestic equity securities held by the Fund are valued using the closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. If the last sale price is unavailable, the last available quote or last bid price is normally used. Debt securities held by the Fund generally are valued based on quoted bid prices. Short term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. If market quotations are unavailable or if an event occurs after the close of an exchange that is expected to materially affect the value of a security held by the Fund, securities and other assets will be valued at fair value as determined in good faith by the Adviser according to procedures adopted by the Company's Board of Directors.

If the Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equity securities in the Fund's portfolio, since these securities are traded on foreign exchanges. Additionally, if the foreign equity securities held by the Fund trade on days when the Fund does not price its shares, the NAV of the Fund's shares may change when shareholders will not be able to purchase or redeem the Fund's shares.

PURCHASE OF MSD&T SHARES

Clients of Mercantile and its affiliated and correspondent banks (the "Banks") may purchase MSD&T Shares through their qualified accounts with the Banks and should contact the Banks directly for appropriate purchase instructions.

Orders for purchases of MSD&T Shares will be executed at the NAV per share next determined after an order has been transmitted to and accepted by the Distributor. MSD&T Shares are subject to such investment minimums and other terms and conditions as may be imposed by the Banks from time to time. The Banks may offer additional services to their customers. For further information as to how to purchase MSD&T Shares of the Fund, you should contact the Company's Distributor.

OTHER PURCHASE INFORMATION

The Company reserves the right, in its sole discretion, to suspend the offering of shares of its Fund or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Company.

Purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

REDEMPTION OF MSD&T SHARES

You must place all redemption orders for MSD&T Shares through the Banks in accordance with instructions or limitations pertaining to your account with the Banks. Redemption orders for MSD&T Shares are effected at the NAV next determined after the order is received by the Distributor. While no redemption fee is imposed by the Fund, the Banks may charge your account for redemption services. You should contact the Banks or the Distributor for further information regarding redemption of MSD&T Shares, including the availability of wire or telephone redemption privileges, or whether you may elect to participate in a systematic withdrawal plan.

OTHER REDEMPTION INFORMATION

Redemption proceeds for shares of the Company recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in proper form.

The Company may suspend the right of redemption or postpone the date at times when the Exchange or the bond market is closed or under any emergency circumstances as determined by the SEC.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Company to make payment wholly or partly in cash, the Company may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

SHAREHOLDER SERVICES

Exchange Privilege. A shareholder who holds MSD&T Shares should consult the Banks to determine the availability of and terms and conditions imposed on exchanges with the other Funds of the Company.

Transfer of Registration. The registration of the Fund may be transferred by writing to The OFFIT Investment Fund, Inc., c/o PFPC Inc., P.O. Box 8701, Wilmington, DE 19899. As in the case of redemptions, the written request must be received in good order as defined above.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends of substantially all of its net investment income daily and pays dividends monthly. The Fund distributes, at least annually, substantially all net capital gains, if any. The Fund will inform shareholders of the amount and nature of all such income or gains.

Dividends are paid in the form of additional shares of the same class of the Fund, unless you have elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends that are otherwise taxable are taxable to you whether received in cash or in additional shares of the Fund. It is anticipated that expenses incurred by each class of shares of the Fund will differ and, accordingly, that the dividends distributed with respect to each class will differ.

Shares purchased will begin earning dividends on the business day on which federal funds are available in payment for such shares. Shares redeemed will earn dividends through the date of redemption. Net investment income of the Fund for a Saturday, Sunday or a holiday will be declared as a dividend on the prior business day. If you who redeem all or a portion of the Fund's shares prior to a dividend payment date, you will receive all dividends declared but unpaid on those shares at the time of their redemption.

TAXES

The Fund intends to qualify for taxation as a "regulated investment company" ("RIC") under Subchapter M of the Code. If the Fund qualifies as a RIC it will not be subject to federal income taxes with respect to its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of the Fund's net realized long-term capital gain over its net realized short-term capital loss), if any, that are distributed to its shareholders, provided that the Fund distributes each taxable year (i) at least 90% of its net investment income for such taxable year, and (ii) at least 90% of the excess of its tax-exempt interest income net of certain deductions allocable to such income.

The Fund will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code applicable to RICs generally will be applied to the Fund separately, rather than to the Company as a whole. In addition, net capital gain, net investment income and operating expenses will be determined separately for the Fund.

Dividends, either in cash or reinvested in shares, paid by the Fund from net investment income will be taxable to you as ordinary income. Whether paid in cash or additional shares of the Fund, and regardless of the length of time the shares in the Fund have been owned by you, distributions of net capital gain which are designated by the Fund as "capital gain dividends" are taxable to you as long-term capital gain. You will be notified annually by the Company as to the federal tax status of dividends and distributions paid by the Fund. Such dividends and distributions may also be subject to state and local taxes.

Exchanges and redemptions of shares in the Fund are generally taxable events for federal income tax purposes. You may also be subject to state and local taxes on such exchanges and redemptions.

Depending on your residence for tax purposes, distributions from the Fund may also be subject to state and local taxes or withholding taxes. You should consult with your own tax adviser about state and local tax matters.

Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, if you are a resident of one of these states, distributions derived from the Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by you. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, if you are a resident of one of these states, distributions derived from the Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local taxes that would be available if you had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities.

The Fund intends to declare and pay dividends and capital gain distributions so as to avoid imposition of a non-deductible 4% federal excise tax. To do so, the Fund intends to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gain net income for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary or capital gain net income from the prior calendar year. Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year declared.

The Fund may be subject to certain taxes imposed by foreign countries with respect to dividends, capital gain and other income. If the Fund qualifies as a RIC, if certain distribution requirements are satisfied and if more than 50% in value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, which for this purpose should include obligations issued by foreign governmental issuers, the Fund may elect to treat any foreign income taxes paid by it that can be treated as income taxes under U.S. federal income tax regulations as paid by its shareholders. The Fund may make such an election in a taxable year in which it is qualified to make the election. For any year that the Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles will be included in your income and you will be entitled (subject to certain limitations) to credit the amount included in your income against your U.S. tax liabilities, if any, or to deduct such amount from your U.S. taxable income, if any. Shortly after any year for which it makes such an election, the Fund will report to its shareholders, in writing, the amount per share of such foreign income taxes that must be included in each shareholder's gross income and the amount that will be available for deduction or credit. In general, you may elect each year whether to claim deductions or credits for foreign taxes. No deductions for foreign taxes may be claimed, however, by non-corporate shareholders (including certain foreign shareholders as described below) who do not itemize deductions. If you elect to credit foreign taxes, the amount of credit that may be claimed in any year may not exceed the same proportion of the U.S. federal income tax against which such credit is taken that your taxable income from foreign sources (but not in excess of your entire taxable income) bears to your entire taxable income. For this purpose, the Fund expects that the capital gain they distribute to shareholders, will generally not be treated as foreign source taxable income. If the Fund makes this election, you will be treated as receiving foreign source income in an amount equal to the sum of your proportionate share of foreign income taxes paid by the Fund and the portion of dividends paid by the Fund representing income earned from foreign sources. This limitation must be applied separately to certain categories of income and the related foreign taxes.

Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities will be subject to a 30% withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law or the income is "effectively connected" with a U.S. trade or business. Generally, subject to certain exceptions, capital gain dividends paid to non-resident shareholders or foreign entities and gains realized on the sale of shares of the Fund will not be subject to U.S. federal income tax. If you are a non-resident, you are urged to consult your own tax adviser concerning the applicability of the U.S. withholding tax.

The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) you fail to furnish the Fund with your correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Fund that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, you fail to certify that you are not subject to backup withholding or that you are an exempt recipient (such as a corporation).

                                -----------------

Descriptions of tax consequences set forth in this Prospectus and in the Statement of Additional Information are intended to be a general guide. You should consult your tax adviser concerning a prospective investment in the Fund and you should review the more detailed discussion of federal income tax consideration in the Statement of Additional Information.

DISTRIBUTION ARRANGEMENTS

Shares of the Fund are sold on a continuous basis by OFFIT Funds Distributor, Inc.

Multiple Class Structure. In addition to MSD&T Shares, the Fund also offers Select Shares and Advisor Shares through a separate prospectus. Select Shares may be purchased from and redeemed through the Distributor. Advisor Shares must be purchased or redeemed through a Shareholder Servicing Agent, which is a financial institution that has entered into an agreement with the Company to provide various shareholder services to the beneficial owners of Advisor Shares. For more information on Select Shares and Advisor Shares, contact the Company at 1-800-618-9510. The major distinction between the share classes is the service or distribution fee related to each class. MSD&T Shares must be purchased and redeemed through Mercantile and its affiliated and correspondent banks (the "Banks"), which are financial institutions that have entered into an agreement with the Company to provide various shareholder services to the beneficial owners of MSD&T Shares. Since the fees associated with the service or distribution plan are paid out of the Fund's assets on an on-going basis, over time shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulation, Inc.

FEE PLAN:                       APPLIES TO:    PLAN PURPOSE:                FEES:
---------                       -----------    -------------                -----
Shareholder Servicing Plan      MSD&T Shares   The Plan is intended to      Payments may not exceed
                                               compensate the Banks for     0.25% of the Fund's
                                               shareholder services         aggregate average daily
                                               provided to clients of the   net assets attributable to
                                               Banks who own MSD&T Shares   MSD&T Shares.  Holders of
                                               of the Fund.                 the Fund's MSD&T Shares
                                                                            bear this expense.

                                                                      APPENDIX A


         The following is a description of certain ratings of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), and Fitch IBCA ("Fitch") that are applicable to certain obligations in which the Fund may invest.


COMMERCIAL PAPER RATINGS

         A S&P commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks

         County risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuers ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.




         Fitch short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by S&P for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         "c" - The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

         "p" - The letter 'p' indicates that the rating is provisional. A provisional ratings assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

         * - Continuance of the ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

         "r" - The 'r' highlights derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy. Debt obligations if issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. (...) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

         The following summarizes the ratings used by Fitch for corporate and municipal bonds:

         "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

         "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC," "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-1000% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

         'NR' indicates the Fitch does not rate the issuer or issue in questions.

         'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

MUNICIPAL NOTE RATINGS

         A S&P rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by S&P for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection that are ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

         "SG" - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.


         Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                                                      APPENDIX B

HEDGING AND DERIVATIVES

         The Fund may be authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Derivatives"). The description of the Fund indicates which, if any, of these types of transactions may be used by the Fund. The Fund may be unable or limited in its ability to engage in Hedging and Derivatives by certain factors, including current economic conditions.

         A detailed discussion of Hedging and Derivatives follows below. The Fund will not be obligated, however, to pursue any of such strategies and the Fund makes no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the Securities and Exchange Commission (the "SEC"), the CFTC, the Code or its investment objectives and policies, a Fund may utilize, without limitation, Hedging and Derivatives. See "Additional Information Concerning Dividends, Distributions and Taxes" in the Statement of Additional Information.

GENERAL CHARACTERISTICS OF OPTIONS

         Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Derivatives involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. The Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

         OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         The Fund's inability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

         Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

         Unless the parties provide for it, no central clearing or guarantee function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by the Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

         If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains.

         If and to the extent authorized to do so, the Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered," that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

         The Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

         If and to the extent authorized to do so, the Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         If and to the extent authorized to do so, the Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

         The Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management) or other permissible non-hedging purposes. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

         The Fund will not enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's net assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

         If and to the extent authorized to do so, the Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

         If and to the extent authorized to do so, the Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange- listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." The Fund may enter into currency transactions only with Counterparties that are deemed creditworthy by the Adviser.

         Except as provided in this Prospectus, the Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non- speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

         The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

         Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts".

COMBINED TRANSACTIONS

         If and to the extent authorized to do so, the Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Hedging and Derivatives, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

         The Fund may be authorized to enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. An index swap is an agreement to exchange cash flows on a national principal amount based on changes in the values of the reference index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

         Provided the contract so permits, the Fund will usually enter into interest rate swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the Investment Company Act of 1940, as amended and, thus, will not be treated as being subject to the Fund's borrowing restrictions. The Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Adviser. If a Counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

         The liquidity of swap agreements will be determined by the Adviser based on various factors, including: (1) the frequency of trades and quotations;
(2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the 15% restriction on investments in securities that are not readily marketable.

         The Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts".

EURODOLLAR INSTRUMENTS

         If and to the extent authorized to do so, the Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISK FACTORS

         Hedging and Derivatives have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

         The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

         Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the

Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

         Losses resulting from the use of Hedging and Derivatives will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Derivatives had not been used.

RISKS OF HEDGING AND DERIVATIVES OUTSIDE THE UNITED STATES

         When conducted outside the United States, Hedging and Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

         Use of many Hedging and Derivatives by a Fund will require, among other things, that the Fund segregate cash or other liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid assets equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligations.

         OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents or other liquid assets. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

         Hedging and Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contracts or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

                                  THE OFFIT INVESTMENT FUND, INC.
-------------------------------------------------------------------------------------------------
OFFICERS AND DIRECTORS                                  INVESTMENT ADVISER
Dr. Wallace Mathai-Davis                                OFFITBANK
Chairman of the Board, President and                    520 Madison Avenue
Director                                                New York, NY  10022-4213

Edward J. Landau                                        DISTRIBUTOR
Director                                                OFFIT Funds Distributor, Inc.
                                                        3200 Horizon Drive
The Very Reverend James Parks Morton                    King of Prussia, PA  19406
Director
                                                        SHAREHOLDER SERVICING AGENT
Steven M. Peck                                          Mercantile-Safe Deposit and Trust Company
Director                                                SunLife Building
                                                        20 S. Charles Street, 5th Floor
Vincent M. Rella                                        Baltimore, MD  21201
Treasurer
                                                        CUSTODIAN
Stephen Brent Wells                                     The Bank of New York
Secretary                                               100 Church Street Station, 10th Floor
                                                        New York, NY  10286
Michael Kagan
Assistant Treasurer                                     LEGAL COUNSEL
                                                        Kramer Levin Naftalis & Frankel LLP
                                                        919 Third Avenue
                                                        New York, NY 10022

                                                        ADMINISTRATOR; TRANSFER AND DIVIDEND
                                                        DISBURSING AGENT
                                                        PFPC Inc.
                                                        400 Bellevue Parkway
                                                        Wilmington, DE  19809

                                                        INDEPENDENT AUDITORS
                                                        Ernst & Young LLP
                                                        2001 Market Street, Suite 4000
                                                        Philadelphia, PA  19131

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings for the Fund's most recently completed fiscal years or half years and, on an annual basis, a statement from portfolio management and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Contains more detailed information about the Fund's policies, investment restrictions, risks and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Fund may be obtained without charge by contacting:


                    MSD&T SHARES OF THE OFFIT HIGH YIELD FUND
                                  P.O. BOX 8701
                           WILMINGTON, DELAWARE 19809
                                 1-800-618-9510



Information about the Fund (including the SAI) can be viewed and copied at the Public Reference Room of the Securities and Exchange Commission (the "SEC") in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.


--------------------------------------------------------------------------------
              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
             CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR
           REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL:

                                 1-800-618-9510
                              MONDAY THROUGH FRIDAY
                          8:30 A.M. TO 5:00 P.M. (EST)
--------------------------------------------------------------------------------

         The Company's Investment Company Act File number is 811-08036.

                              OFFIT HIGH YIELD FUND

                        OFFIT EMERGING MARKETS BOND FUND

                         OFFIT LATIN AMERICA EQUITY FUND

                             OFFIT TOTAL RETURN FUND

                     OFFIT INVESTMENT GRADE GLOBAL DEBT FUND

                          OFFIT GLOBAL CONVERTIBLE FUND

                      OFFIT U.S. GOVERNMENT SECURITIES FUND

                         OFFIT MORTGAGE SECURITIES FUND

                         OFFIT CALIFORNIA MUNICIPAL FUND

                          OFFIT NEW YORK MUNICIPAL FUND

                          OFFIT NATIONAL MUNICIPAL FUND



                                   PROSPECTUS

                                 APRIL 30, 2001



                         THE OFFIT INVESTMENT FUND, INC.



LIKE ALL MUTUAL FUND SHARES, THESE FUND SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") NOR HAS THE SEC DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. TO STATE OTHERWISE IS A CRIMINAL OFFENSE.

THE [LOGO] INVESTMENT FUND, INC.

INVESTMENT PORTFOLIOS:
[LOGO] High Yield Fund
  [LOGO] Emerging Markets Bond Fund
      [LOGO] Latin America Equity Fund
          [LOGO] Total Return Fund
              [LOGO] Investment Grade Global Debt Fund
                  [LOGO] Global Convertible Fund
                      [LOGO] U.S. Government Securities Fund
                          [LOGO] Mortgage Securities Fund
                              [LOGO] California Municipal Fund
                                  [LOGO] New York Municipal Fund
                                      [LOGO] National Municipal Fund

The OFFIT Investment Fund, Inc. (the "Company") is an open-end, management investment company comprised of eleven separate, no-load, non-diversified investment portfolios which each have a different investment objective. Each investment portfolio ("Fund") of the Company offers two classes of shares, Select Shares and Advisor Shares. The High Yield Fund also offers MSD&T Shares through a separate prospectus. MSD&T Shares are offered through Mercantile - Safe Deposit and Trust Company and its affiliated and correspondent banks. For more information on MSD&T Shares, contact the Company at 1-800-618-9510. As of the date of this prospectus, the Investment Grade Global Debt and Global Convertible Funds have not commenced investment operations. The investment objective of each Fund is as follows:

The OFFIT HIGH YIELD FUND'S primary investment objective is high current income. Capital appreciation is a secondary objective.

The OFFIT EMERGING MARKETS BOND FUND'S (formerly, "The OFFIT Emerging Markets Fund") investment objective is to provide investors with a competitive total return by focusing on current yield and opportunities for capital appreciation.

The OFFIT LATIN AMERICA EQUITY FUND'S primary investment objective is capital appreciation. Current income is a secondary objective.

The OFFIT TOTAL RETURN FUND'S investment objective is to maximize total return from a combination of capital appreciation and current income.

The OFFIT INVESTMENT GRADE GLOBAL DEBT FUND'S investment objective is to achieve a competitive fixed-income total return.

The OFFIT GLOBAL CONVERTIBLE FUND'S investment objective is to maximize total return from a combination of capital appreciation and investment income.

The OFFIT U.S. GOVERNMENT SECURITIES FUND'S investment objective is to seek current income.

The OFFIT MORTGAGE SECURITIES FUND'S investment objective is to maximize total return from a combination of investment income and capital appreciation.

The OFFIT CALIFORNIA MUNICIPAL FUND'S investment objective is to maximize total after-tax return for California residents, consistent with a prudent level of credit risk.

The OFFIT NEW YORK MUNICIPAL FUND'S investment objective is to maximize total after-tax return for New York residents, consistent with a prudent level of credit risk.

The OFFIT NATIONAL MUNICIPAL FUND'S investment objective is to maximize total after-tax return, consistent with a prudent level of credit risk.

Select Shares may be purchased from and redeemed through the Company's distributor, OFFIT Funds Distributor, Inc. (the "Distributor"). Advisor Shares must be purchased or redeemed through a Shareholder Servicing Agent, which is a financial institution that has entered into an agreement with the Company to provide various shareholder services to the beneficial owners of Advisor Shares. Select Shares and Advisor Shares of each Fund may be exchanged for shares of the same share class of any other Fund.

Certain Funds may invest in high yield, high risk debt securities which are considered speculative and subject to certain risks. See "Risks of Investing in the Funds." There can be no assurance that a Fund's investment objectives will be achieved.

                                TABLE OF CONTENTS

A Fund-by-Fund look at goals,               FUND DESCRIPTION
strategies, risks, expenses and             OFFIT High Yield Fund............................................5
financial history.                          OFFIT Emerging Markets Bond Fund................................12
                                            OFFIT Latin America Equity Fund.................................20
                                            OFFIT Total Return Fund.........................................28
                                            OFFIT Investment Grade Global Debt Fund.........................34
                                            OFFIT Global Convertible Fund...................................39
                                            OFFIT U.S. Government Securities Fund...........................45
                                            OFFIT Mortgage Securities Fund..................................53
                                            OFFIT California Municipal Fund.................................63
                                            OFFIT New York Municipal Fund...................................68
                                            OFFIT National Municipal Fund...................................73
                                            Risks of Investing in the Funds.................................84

Details on the management                   MANAGEMENT OF THE FUNDS
and operations of the Funds.                Investment Adviser..............................................99
                                            Service Provider Chart.........................................101

Policies and instructions for               SHAREHOLDER INFORMATION
opening, maintaining and                    Pricing of Fund Shares.........................................102
closing an account in any of                Purchase of Fund Shares........................................102
the Funds.                                  Redemption of Fund Shares......................................105
                                            Shareholder Services...........................................107
                                            Dividends and Distributions....................................107
                                            Taxes..........................................................108

Details on distribution and                 DISTRIBUTION ARRANGEMENTS
other shareholder service                   Multiple Class Structure.......................................112
plans.                                      Rule 12b-1 Distribution Fees...................................113
                                            Shareholder Servicing Fees.....................................113

                                            Appendix A:  Ratings...........................................A-1
                                            Appendix B:  Hedging and Derivatives...........................B-1

                                            FOR MORE INFORMATION................................see back cover

                              OFFIT HIGH YIELD FUND

INVESTMENT OBJECTIVES

The Fund's primary investment objective is high current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 65% of its total assets in U.S. corporate fixed income securities that are rated below investment grade (i.e. high yield/high risk debt securities), offering potential returns that are sufficiently high to justify the greater investment risks. Securities offering the high yield that the Fund seeks are generally found in mature cyclical or depressed industries and highly leveraged companies. The Fund also invests in senior securities and securities with an operating history of more than one year (though the Fund may invest in the securities of issuers with a shorter operating history). The Fund may invest in debt securities of any maturity and the interest rates on such securities may be fixed or floating.

PRINCIPAL RISK FACTORS

o    Investors may lose money.

o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o All or a substantial portion of the securities purchased by the Fund are lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk of default in the payment of interest and principal than higher rated securities and are subject to significant changes in price. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.


o The Fund is subject to interest rate risk. Rising interest rates could cause the prices of debt securities to decrease and falling rates could cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.


o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in securities issued by a small number of companies. This makes the Fund more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

For more detail on the principal risks summarized here, please see "Risks of Investing in the Funds" herein.

OFFIT HIGH YIELD FUND
PRIOR PERFORMANCE


ANNUAL TOTAL RETURNS


The bar chart below shows the annual total returns for Select Shares of the Fund for the last six calendar years. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance is not necessarily an indicator of how the Fund will perform in the future.

         1995     -    17.72%
         1996     -    12.46%
         1997     -    12.09%
         1998     -     4.49%
         1999     -     1.10%
         2000     -    (4.34%)


Since inception (March 2, 1994), the highest calendar quarter total return for Select Shares of the Fund was 5.46% (quarter ended June 30, 1995) and the lowest calendar quarter total return was (4.17%) (quarter ended December 31, 2000.


AVERAGE ANNUAL TOTAL RETURNS - COMPARISON


The table below shows how the Fund's average annual total returns for the past one and five calendar years and since inception, with respect to Select Shares, compare with the Merrill Lynch All High Yield Bond Index (the "ML High Yield Index") for the same periods. Performance information for the Advisor Shares is not included because these shares have not been operational for a full calendar year. After this class has a full calendar year of operations, performance information will be included in the prospectus. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one and five years and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                            Average Annual Total Returns as of 12/31/00

                          1 Year         5 Years         Since Inception
                          ------         -------         ---------------


Select Shares*            (4.34%)         4.96%              6.06%
ML High Yield Index       (3.79%)         4.89%              6.03%

*  Commenced operations on March 2, 1994.

OFFIT HIGH YIELD FUND
FEES AND EXPENSES OF THE FUND


Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                                   Select            Advisor
                                                                                   Shares           Shares(1)
                                                                                   ------           ---------
SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge imposed on purchases                                           None              None
Maximum deferred sales charge                                                       None              None
Maximum sales charge imposed on reinvested dividends                                None              None
90 day redemption fee (as a percentage of amount redeemed)                          1.50%(2)          1.50%(2)
90 day exchange fee (as a percentage of amount exchanged)                           1.50%(2)          1.50%(2)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, shown as a percentage of average net assets)

Advisory fees...................................................................    0.70%             0.70%
Distribution (Rule 12b-1) fees (before waiver)(3)...............................    None              0.25%
Other expenses(4)...............................................................    0.20%             0.45%
                                                                                    -----             -----
   Total annual Fund operating expenses.........................................    0.90%             1.40%
                                                                                    =====             =====


(1)The Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing fees are included in the Fund's "Other expenses."


(2)You will be charged a 1.50% fee if you redeem or exchange Select Shares or Advisor Shares of the Fund within 90 days of purchase.


(3)The Rule 12b-1 fees for Advisor Shares of the Fund are currently being waived. This waiver may be terminated at any time without shareholder approval at the option of the Distributor.

(4)"Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Select and Advisor Shares.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

o   you reinvested all dividends and distributions
o   the average annual total return was 5%
o the percentage amounts charged in "Total annual Fund operating expenses" for Select and Advisor Shares remain the same over the time periods
o   you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                   1 YEAR         3 YEARS           5 YEARS         10 YEARS
                   ------         -------           -------         --------

Select Shares        $92            $287             $498            $1,108
Advisor Shares      $143            $443             $766            $1,680


The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Select Share and Advisor Share of the Fund. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in Select
Shares and Advisor Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2000 has been audited by Ernst & Young LLP, whose unqualified report, along with the Fund's financial statements, is included in the Company's Annual Report dated December 31, 2000, which is available without charge upon request. The financial statements for the Fund for periods prior to December 31, 2000 were audited by
PricewaterhouseCoopers LLP, whose report expressed an unqualified opinion on those statements.
                                                                            SELECT SHARES
                                              --------------------------------------------------------------------------
                                                  FOR THE        FOR THE        FOR THE         FOR THE       FOR THE
                                                YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                               DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                   2000           1999            1998           1997           1996
                                              -------------- -------------- --------------- -------------- -------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ........    $  9.11        $  9.91         $ 10.34        $ 10.15        $  9.92
                                                 -------        -------         -------        -------        -------
 Net investment income ......................       0.76           0.90            0.88           0.87           0.89
 Net realized and unrealized gain (loss).....      (1.13)         (0.79)          (0.43)          0.31           0.29
                                                 -------        -------         -------        -------        -------
 Total income (loss) from investment
  operations ................................      (0.37)          0.11            0.45           1.18           1.18
                                                 -------        -------         -------        -------        -------
LESS DIVIDENDS AND DISTRIBUTION FROM:
 Net investment income ......................      (0.76)         (0.90)          (0.88)         (0.87)         (0.89)
 Excess of net investment income ............      (0.06)         (0.01)             --             --             --
 Net realized gains .........................         --             --              --          (0.12)         (0.06)
                                                 -------        -------         -------        -------        -------
Total dividends and distributions ...........      (0.82)         (0.91)          (0.88)         (0.99)         (0.95)
                                                 -------        -------         -------        -------        -------
 Net change in net asset value per share.....      (1.19)         (0.80)          (0.43)          0.19           0.23
                                                 -------        -------         -------        -------        -------
NET ASSET VALUE, END OF PERIOD ..............    $  7.92        $  9.11        $  9.991        $ 10.34        $ 10.15
                                                 =======        =======        ========        =======        =======
TOTAL RETURN(a) .............................      (4.34)%         1.10%           4.49%         12.09%         12.46%
Ratios/Supplemental Data:
 Net assets, end of period (in thousands) ...   $945,788     $1,454,507      $1,739,622     $1,346,553       $851,720
Ratios to average net assets:
 Expenses*** ................................       0.88%          0.82%           0.84%          0.87%          0.98%
 Net investment income ......................       9.36%          8.91%           8.67%          8.46%          8.86%
PORTFOLIO TURNOVER RATE .....................         22%            42%             36%            47%            41%
                                                              ADVISOR SHARES(d)
                                              --------------------------------------------------
                                                   FOR THE          FOR THE          FOR THE
                                                PERIOD ENDED     PERIOD ENDED     PERIOD*ENDED
                                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                    2000             1998             1997
                                              ---------------- ---------------- ----------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ........     $  9.91          $ 10.34          $ 10.37
                                                  -------          -------          -------
 Net investment income ......................        0.02             0.60             0.32
 Net realized and unrealized gain (loss).....       (1.99)           (0.43)            0.09
                                                  -------          -------          -------
 Total income (loss) from investment
  operations ................................       (1.97)            0.17             0.41
                                                  -------          -------          -------
LESS DIVIDENDS AND DISTRIBUTION FROM:
 Net investment income ......................       (0.02)           (0.60)           (0.32)
 Net realized gains .........................          --               --            (0.12)
                                                  -------          -------          -------
Total dividends and distributions ...........       (0.02)           (0.60)           (0.44)
                                                  -------          -------          -------
 Net change in net asset value per share ....       (1.99)           (0.43)           (0.03)
                                                  -------          -------          -------
NET ASSET VALUE, END OF PERIOD ..............     $  7.92          $  9.91          $ 10.34
                                                  =======          =======          =======
TOTAL RETURN(a) .............................       (4.57)%           0.67%(b)         3.93%(b)
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (in thousands) ...     $ 2,660          $     7          $    15
Ratios to average net assets:
 Expenses** .................................        1.13%(c)         0.93%(c)         1.03%(c)
 Net investment income ......................        9.11%(c)         9.54%(c)         7.87%(c)
PORTFOLIO TURNOVER RATE .....................          22%              36%              47%
------------
*     Sales of Advisor Shares began on August 14, 1997.
**    During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been higher.
(a)   Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)   Not annualized.
(c)   Annualized.
(d)   At December 31, 1999, there were no Advisor Shares outstanding.

OFFIT HIGH YIELD FUND

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund's primary investment objective is high current income. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in U.S. corporate fixed income securities (including debt securities, convertible securities and preferred stocks) which are lower rated or unrated at the time of investment. In addition, the Fund seeks to invest in debt securities which are "seasoned" senior securities (as defined below) and offer sufficiently high potential yields to justify the greater investment risk or issued by once creditworthy companies that are now considered a high risk investment generally due to changing industry conditions, a change in company capitalization or a reduction of earning power. For purposes of this Prospectus, a "senior" security of an issuer is any security entitled to preference over the issuer's common stock in the distribution of income or assets upon liquidation.

Securities offering the high yield and appreciation potential characteristics that the Fund seeks are generally found in mature cyclical or depressed industries and highly leveraged companies. The Adviser attempts to identify securities which have underlying fundamentals that are improving or are sufficiently strong to sustain the issuer.


Through credit analysis, the Adviser seeks to protect principal and to minimize market and individual credit risk, as well as to identify opportunity for capital appreciation. In selecting a security for investment by the Fund, the Adviser considers the following factors, among others: (i) the current yield, the yield to maturity where appropriate, and the price of the security relative to other securities of comparable quality and maturity; (ii) the balance sheet and capital structure of the issuer; (iii) the market price of the security relative to its face value; (iv) the rating, or absence of a rating, by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Services, Inc. ("Moody's") or Fitch IBCA ("Fitch"); (v) the variety of issuers and industries represented in the Fund's portfolio; and (vi) management of the issuer. Industry trends and fundamental developments that may affect an issuer are also analyzed, including factors such as liquidity, profitability and asset quality. The Adviser is free to invest in high yield, high risk debt securities of any maturity and duration and the interest rates on such securities may be fixed or floating.


The Fund invests primarily in "seasoned" senior securities. The Fund defines a "seasoned" security as any security whose issuer or predecessors have been operating in their current form generally for more than one year, though the Fund may invest in securities of issuers having less than one year of operation. The Fund generally does not invest in original issue high yield securities of newly formed, highly leveraged corporations but reserves the right to do so. An additional risk associated with such investments is the unproven credit quality of newly formed corporations because of the lack of any operating history.


The higher yields sought by the Fund are generally obtainable from non-investment grade securities (i.e., rated BB or lower by S&P or Fitch, or Ba or lower by Moody's, or if unrated, of equivalent quality as determined by the Adviser). See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and Fitch. Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher rated securities. See "Risks of Investing in the Funds - High Yield, High Risk Debt Securities" below.


The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most of the Fund's investments may be made in the United States and denominated in U.S. dollars. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments. The Adviser's choice to employ a temporary defensive investment strategy may prevent the Fund from achieving its investment objective.

ADDITIONAL STRATEGIES

The Fund's secondary objective is capital appreciation. The Fund seeks to achieve its objective by investing under normal circumstances, in fixed income securities that are judged by the Adviser to be more creditworthy than generally perceived in the marketplace or issued by once creditworthy companies that are now considered a high risk investment generally due to changing industry conditions, a change in company capitalization or a reduction of earning power. In addition, the Fund seeks capital appreciation opportunities in those special situations in which an issuer's senior securities sell at a substantial discount in relation to their liquidation value, or in which the creditworthiness of an issuer is believed, in the judgement of the Adviser, to be improving.

The Adviser also attempts to identify securities in which the asset values ultimately supporting the credit are sufficient so that attractive returns are achievable in the event of bankruptcy, reorganization or liquidation of the issuer. Some of the Fund's securities may be obtained as a result of the issuer's reorganization and may be non-performing, in default or arrears. The Adviser will obtain such securities in cases where it believes that capital appreciation may be possible.

Although the Fund's investments are primarily in U.S. corporate securities, it may also invest in foreign corporate debt securities, sovereign debt and mortgage-backed debt having many of the characteristics of its corporate portfolio. In addition, the Fund may invest in U.S. dollar denominated municipal obligations in seeking to achieve its investment objectives. Such investments may include municipal bonds issued at a discount, in circumstances where the Adviser determines that such investments would facilitate the Fund's ability to achieve its investment objectives. Dividends on shares attributable to interest on municipal securities held by the Fund will not be exempt from federal income taxes. The Adviser does not currently anticipate seeking investments in the common stock of any issuers. However, the Fund may acquire securities convertible into common stock or receive common stock in lieu of dividends, interest or principal.

                        OFFIT EMERGING MARKETS BOND FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is to provide investors with a competitive total return by focusing on current yield and opportunities for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in corporate and sovereign debt securities of emerging market countries. Under normal circumstances, the Fund will invest at least 80% of its total assets in debt instruments denominated in any currency, including U.S. dollars, but may invest up to 20% of its total assets in equity securities. An emerging market country is a country that is considered to be an emerging or developing country by the World Bank or the International Finance Corporation, or is determined by the Adviser to have per capita gross domestic product below $7,500 (in 1994 dollars). The Fund attempts to benefit from investment opportunities deriving from long-term improvement in economic and political conditions, and other positive developments and trends in emerging markets countries. In addition, the Fund may invest in Brady Bonds, zero coupon securities, pay-in-kind bonds and discount obligations. The Fund may invest in debt securities of any maturity and the interest rates on such securities may be fixed or floating.

PRINCIPAL RISK FACTORS

o    Investors may lose money.

o There is no limit on the amount of the Fund's total assets that may be invested in non-U.S. dollar-denominated securities. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices. These types of risks may lead to greater losses in emerging markets.

o Although the Fund will generally be invested in the issues of at least three different countries, it may invest up to 25% of its total assets in the debt obligations of any one country. Concentration in any one country intensifies the international investing risks related to such country.

o All or a substantial portion of the securities purchased by the Fund may be lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk of default in the payment of interest and principal and are subject to significant changes in price. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.


o The Fund is subject to interest rate risk. Rising interest rates could cause the prices of debt securities to decrease and falling rates could cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.

o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in securities issued by a small number of companies. This makes the Fund more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

o Since the Fund attempts to benefit from investment opportunities derived from long-term improvement in economic and political conditions, and other positive trends and developments in emerging market countries, it is intended for long-term investors. You should consider your ability to buy and hold this Fund for the long-term.

For more detail on the principal risks summarized here, please see "Risks of Investing in the Funds" herein.

PRIOR PERFORMANCE

ANNUAL TOTAL RETURNS


The bar chart below shows the annual total returns for Select Shares of the Fund for the last six calendar years. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance is not necessarily an indicator of how the Fund will perform in the future.

         1995     -    23.38%
         1996     -    26.56%
         1997     -    10.67%
         1998     -   (11.92%)
         1999     -    27.81%
         2000     -     7.44%


Since inception (March 8, 1994), the highest calendar quarter total return for Select Shares of the Fund was 17.07% (quarter ended December 31, 1998) and the lowest calendar quarter total return was (25.92%) (quarter ended September 30, 1998).

AVERAGE ANNUAL TOTAL RETURNS - COMPARISON


The table below shows how the Fund's average annual total returns for the past one and five calendar years and since inception, with respect to Select Shares, compare with the Lipper Analytical Emerging Market Debt Index (the "Lipper Emerging Market Index") for the same periods. Performance information for the Advisor Shares is not included because these shares have not been operational for a full calendar year. After this class has a full calendar year of operations, performance information will be included in the prospectus. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one and five years and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                                 Average Annual Total Returns as of 12/31/00

                                 1 Year         5 Years       Since Inception
                                 ------         -------       ---------------


Select Shares*                   7.44%          11.11%            10.73%
Lipper Emerging Market Index     9.43%          11.06%             8.85%


* Commenced operations on March 8, 1994.

OFFIT EMERGING MARKETS BOND FUND
FEES AND EXPENSES OF THE FUND


Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                                   Select            Advisor
                                                                                   Shares           Shares(1)
                                                                                   ------           ---------
SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge imposed on purchases                                           None              None
Maximum deferred sales charge                                                       None              None
Maximum sales charge imposed on reinvested dividends                                None              None
90 day redemption fee (as a percentage of amount redeemed)                          1.50%(2)          1.50%(2)
90 day exchange fee (as a percentage of amount exchanged)                           1.50%(2)          1.50%(2)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, shown as a percentage of average net assets)

Advisory fees...................................................................    0.90%             0.90%
Distribution (Rule 12b-1) fees (before waiver)(3)...............................    None              0.25%
Other expenses(4)...............................................................    0.25%             0.50%
                                                                                    -----             -----
   Total annual Fund operating expenses.........................................    1.15%             1.65%
                                                                                    =====             =====


(1)The Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing fees are included in the Fund's "Other expenses."


(2)You will be charged a 1.50% fee if you redeem or exchange Select Shares or Advisor Shares of the Fund within 90 days of purchase.


(3)The Rule 12b-1 fees for Advisor Shares of the Fund are currently being waived. This waiver may be terminated at any time without shareholder approval at the option of the Distributor.

(4)"Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Select and Advisor Shares.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

o    you reinvested all dividends and distributions
o    the average annual total return was 5%
o the percentage amounts charged in "Total annual Fund operating expenses" for Select and Advisor Shares remain the same over the time periods

o    you redeemed all of your investment at the end of the time period


Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                  1 YEAR        3 YEARS       5 YEARS       10 YEARS
                  ------        -------       -------       --------

Select Shares      $ 117         $ 365         $ 633         $ 1,398

Advisor Shares     $ 168         $ 520         $ 897         $ 1,955


The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Select Share and Advisor Share of the Fund. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in Select Shares and Advisor Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2000 has been audited by Ernst & Young LLP, whose unqualified report, along with the Fund's financial statements, is included in the Company's Annual Report dated December 31, 2000, which is available without charge upon request. The financial statements for the Fund for periods prior to December 31, 2000 were audited by PricewaterhouseCoopers LLP, whose report expressed an unqualified opinion on those statements.

                                                                         SELECT SHARES                               ADVISOR SHARES
                                             --------------------------------------------------------------------    --------------
                                             FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR    FOR THE PERIOD
                                                 ENDED         ENDED         ENDED         ENDED         ENDED           ENDED
                                             DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,     DECEMBER 31,
                                                 2000          1999          1998          1997          1996            2000*
                                             ------------  ------------  ------------  ------------  ------------    --------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .......   $  9.31       $  8.20       $ 10.46       $ 11.03       $  9.91         $  8.92
                                               -------       -------       -------       -------       -------         -------
 Net investment income .....................      1.05          1.06          0.99          1.15          1.00            0.54
 Net realized and unrealized gain (loss) ...     (0.38)         1.09         (2.23)           --          1.55            0.01
                                               -------       -------       -------       -------       -------         -------
 Total income (loss) from investment
  operations ...............................      0.67          2.15         (1.24)         1.15          2.55            0.55
                                               -------       -------       -------       -------       -------         -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income .....................     (1.05)        (1.02)        (0.97)        (1.15)        (1.00)          (0.54)
 Excess of net investment income ...........        --            --            --         (0.04)           --              --
 Net realized gains ........................        --            --            --         (0.53)        (0.43)             --
 Excess of realized gains ..................        --            --         (0.03)           --            --              --
 Return of capital .........................        --         (0.02)        (0.02)           --            --              --
                                               -------       -------       -------       -------       -------         -------
  Total dividends and distributions ........     (1.05)        (1.04)        (1.02)        (1.72)        (1.43)          (0.54)
                                               -------       -------       -------       -------       -------         -------
  Net change in net asset value per share ..     (0.38)         1.11         (2.26)        (0.57)         1.12            0.01
                                               -------       -------       -------       -------       -------         -------
NET ASSET VALUE, END OF PERIOD .............   $  8.93       $  9.31       $  8.20       $ 10.46       $ 11.03         $  8.93
                                               =======       =======       =======       =======       =======         =======
TOTAL RETURN(a) ............................      7.44%        27.81%       (11.92)%       10.67%        26.56%           6.21%(b)
Ratios/Supplemental Data:
Net assets at end of period (in thousands) .  $163,782      $173,724      $148,908      $210,777      $116,144         $     1
 Ratios to average net assets:
  Expenses** ...............................      1.09%         1.08%         1.10%         1.29%         1.16%           1.34%(c)
  Net investment income ....................     11.42%        12.27%        10.53%         9.49%         9.62%          11.17%(c)
PORTFOLIO TURNOVER RATE ....................       113%           74%           77%          179%          136%            113%

------------
*     Sales of Advisor Shares began on June 6, 2000.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntarily fee reductions and/or reimbursements had not occurred, the ratios would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)   Not annualized.
(c)   Annualized.

OFFIT EMERGING MARKETS BOND FUND

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

The investment objective of the Fund is to provide a competitive total investment return by focusing on current yield and opportunities for capital appreciation. The Fund seeks to achieve its objective by investing primarily in corporate and sovereign debt instruments of emerging market countries. Under normal circumstances, the Fund will invest at least 80% of its total assets in debt instruments. As used in this Prospectus, an "emerging market country" is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the "World Bank") or the International Finance Corporation, or is determined by the Adviser to have per capita gross domestic product below $7,500 (in 1994 dollars). Under normal circumstances, the Fund will be invested in at least three different countries. Subject to the restriction that the Fund will not invest 25% or more of its total assets in obligations issued by any one country, its agencies, instrumentalities or political subdivisions, there is no limit on the amount the Fund may invest in issuers located in any one country, or in securities denominated in the currency of any one country, in order to take advantage of what the Adviser believes to be favorable yields, currency exchange conditions or total investment return potential. The Fund's investments may be denominated in any currency, including U.S. dollars.

The Fund seeks to achieve a competitive U.S. dollar total investment return while reducing volatility. The Fund attempts to benefit from investment opportunities deriving from long-term improving economic and political conditions, and other positive trends and developments in emerging market countries. Accordingly, the Fund is intended for long-term investors and should not be considered as a vehicle for trading purposes. The continuation of a long-term international trend encouraging greater market orientation and economic growth may result in local or international political, economic or financial developments that could benefit the capital markets in emerging market countries.

An "emerging market country" debt instrument or equity security, as used in this Prospectus, means an instrument or security (i) of an issuer organized or with more than 50% of its business activities in such emerging market country, (ii) denominated in such country's currency or with a primary trading market in such emerging market country, (iii) of a company which derives at least 50% of its gross revenues from goods produced, sales made, services performed or investments in such emerging market country, or (iv) issued or guaranteed by the government of such emerging market country, its agencies, political subdivisions or instrumentalities, or the central bank of such country. Determinations as to eligibility will be made by the Adviser based on publicly available information and inquiries made to companies. See "Risks of Investing in the Funds - Securities of Non-U.S. Issuers" and "Risks of Investing in the Funds - High Yield, High Risk Debt Securities."


Through credit analysis, the Adviser seeks to protect principal and to minimize market and individual credit risk, as well as to identify opportunities for capital appreciation. In selecting particular debt instruments for the Fund, the Adviser intends to consider factors such as liquidity, price volatility, tax implications, interest rate sensitivity, foreign currency exchange risks, counterparty risks and technical market considerations. The Adviser is free to invest in debt instruments of any maturity and duration and interest rates on such securities may be fixed or floating. Debt instruments in which the Fund may invest will not be required to meet a minimum rating standard and a substantial amount of such instruments are expected to be non-investment grade securities (i.e., rated BB or lower by S&P, or Ba or lower by Moody's, or if unrated, of comparable quality as determined by the Adviser). See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and Fitch. Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher rated securities. Some of such investments may be non-performing securities or securities in default when purchased. See "Risks of Investing in the Funds - High Yield, High Risk Debt Securities."


The Fund may invest in "Brady Bonds," which are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness under a plan announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

The Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least six months of rolling interest payments or, in the case of floating rate bonds, initially equal to at least one year's rolling interest payments based on the applicable interest rate at that time and then adjusted at regular intervals thereafter.

The Fund may invest in zero coupon securities and debt securities acquired at a discount. A substantial portion of the Fund's sovereign debt securities may be acquired at a discount. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. The entire return of a zero coupon security consists of the amortization of discount. The Fund may also purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. The Fund may receive payments from pay-in-kind bonds in the form of both debt and equity securities provided that such equity securities do not cause the Fund to exceed its respective investment limitation in equity securities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than does the value of ordinary interest-bearing debt securities with similar maturities.

The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objectives, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments. The Adviser's choice to employ a temporary defensive investment strategy may prevent the Fund from achieving its investment objective.

ADDITIONAL STRATEGIES

The Fund may invest up to 20% of its total assets in common stocks, preferred stocks, detachable warrants and other equity securities that may or may not be listed or traded on a recognized securities exchange. The Fund intends that such investments in equity securities often will be related to the Fund's investments in debt instruments, such as those equity securities received upon the exercise of convertible debt instruments or attached warrants, or those equity securities acquired pursuant to investment opportunities derived from the Fund's activities in emerging market debt markets. The equity securities purchased by the Fund may include American Depository Receipts, European Depository Receipts and interests in investment companies.

                         OFFIT LATIN AMERICA EQUITY FUND

INVESTMENT OBJECTIVES

The Fund's primary investment objective is capital appreciation. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its total assets in equity securities (including depository receipts and depository shares) of Latin American issuers (as defined in this Prospectus). The Fund employs a "top down" equity strategy pursuant to which it analyzes broad economic trends and selects investments that it believes will benefit from those trends. Stock selection is designed to identify companies in high growth industries that are attractively valued based on their future earnings potential.

PRINCIPAL RISK FACTORS

o    Investors may lose money.

o There is no limit on the amount of the Fund's total assets that may be invested in non-U.S. dollar-denominated securities. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices. These types of risks may lead to greater losses in emerging markets.

o The Fund is not limited with respect to the proportion of its total assets that may be invested in the securities of issuers located in any one Latin American country. Concentration in any one country intensifies the international investing risks related to such country.

o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in securities issued by a small number of companies. This makes the Fund more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

o Since the Fund attempts to benefit from investment opportunities resulting from long-term improvement in economic and political conditions, and other positive trends and developments in Latin American countries, it is intended for long-term investors. You should consider your ability to buy and hold this Fund for the long-term.

For more detail on the principal risks summarized here, please see "Risks of Investing in the Funds" herein.

PRIOR PERFORMANCE

ANNUAL TOTAL RETURNS


The bar chart below shows the annual total returns for Select Shares of the Fund for the last four calendar years. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance is not necessarily an indicator of how the Fund will perform in the future.

         1997     -    24.22%
         1998     -   (46.96%)
         1999     -    52.76%
         2000     -   (20.67%)


Since inception (February 13, 1996), the highest calendar quarter total return for Select Shares of the Fund was 43.77% (quarter ended December 31, 1999) and the lowest calendar quarter total return was (36.11%) (quarter ended September 30, 1998).

AVERAGE ANNUAL TOTAL RETURNS - COMPARISON

The table below shows how the Fund's average annual total returns for the past calendar year and since inception compare with the ING Barings Emerging Markets
- Latin America Equity Index (the "Barings Index") for the same periods. As of the date of this prospectus, there were no Advisor Shares outstanding. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year and since inception compare with that of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.


                                Average Annual Total Returns as of 12/31/00

                              1 Year                            Since Inception


Select Shares*               (20.67%)                               (0.31%)
Barings Index                (16.71%)                                2.33%


* Commenced operations on February 13, 1996.

OFFIT LATIN AMERICA EQUITY FUND
FEES AND EXPENSES OF THE FUND


Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Fund.



                                                                                   Select            Advisor
                                                                                   Shares           Shares(1)
                                                                                   ------           ---------
SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge imposed on purchases                                           None              None
Maximum deferred sales charge                                                       None              None
Maximum sales charge imposed on reinvested dividends                                None              None
90 day redemption fee (as a percentage of amount redeemed)                          None              1.50%(2)
90 day exchange fee (as a percentage of amount exchanged)                           None              1.50%(2)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, shown as a percentage of average net assets)

Advisory fees...................................................................    1.00%             1.00%
Distribution (Rule 12b-1) fees (before waiver)(3)...............................    None              0.25%
Other expenses(4)...............................................................    0.75%             1.00%
                                                                                    -----             -----
   Total annual Fund operating expenses ........................................    1.75%             2.25%
                                                                                    =====             =====


(1)The Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing fees are included in the Fund's "Other expenses."


(2)You will be charged a 1.50% fee if you redeem or exchange Advisor Shares of the Fund within 90 days of purchase.


(3)The Rule 12b-1 fees for Advisor Shares of the Fund are currently being waived. This waiver may be terminated at any time without shareholder approval at the option of the Distributor.

(4)"Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Select and Advisor Shares.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

o    you reinvested all dividends and distributions
o    the average annual total return was 5%
o the percentage amounts charged in "Total annual Fund operating expenses" for Select and Advisor Shares remain the same over the time periods
o    you redeemed all of your investment at the end of the time period

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
                  ------      -------      -------      --------

Select Shares      $178        $551         $949         $2,062
Advisor Shares     $228        $703        $1,205        $2,585

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Select Share of the Fund. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in Select Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2000 has been audited by Ernst & Young LLP, whose unqualified report, along with the Fund's financial statements, is included in the Company's Annual Report dated December 31, 2000, which is available without charge upon request. The financial statements for the Fund for periods prior to December 31, 2000 were audited by PricewaterhouseCoopers LLP, whose report expressed an unqualified opinion on those statements.


                                                                      SELECT SHARES(d)                             ADVISOR SHARES(f)
                                        -------------------------------------------------------------------------  -----------------
                                                                                                  FOR THE PERIOD
                                                                                                FROM FEBRUARY 13,       FOR THE
                                        FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR       1996**             PERIOD
                                            ENDED         ENDED         ENDED         ENDED          THROUGH             ENDED
                                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,     DECEMBER 31,       DECEMBER 31,
                                            2000          1999          1998          1997             1996             1997***
                                        ------------  ------------  ------------  ------------     ------------    -----------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...  $ 11.08       $  7.34       $ 14.13       $ 11.66          $ 10.00(c)         $ 15.11(e)
                                          -------       -------       -------       -------         --------            -------
 Net investment income (loss) ..........    (0.01)         0.09          0.27          0.09             0.20              (0.21)
 Net realized and unrealized gain (loss)    (2.28)         3.78         (6.82)         2.74             2.11              (0.50)
                                          -------       -------       -------       -------         --------            -------
 Total income (loss) from investment
  operations ...........................    (2.29)         3.87         (6.55)         2.83             2.31              (0.71)
                                          -------       -------       -------       -------         --------            -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income (loss) ..........       --         (0.09)        (0.23)        (0.09)           (0.20)             (0.01)
 Excess of net investment income .......       --         (0.04)           --         (0.02)              --                 --
 Net realized gains ....................       --            --         (0.01)        (0.25)           (0.45)             (0.25)
                                          -------       -------       -------       -------         --------            -------
  Total dividends and distributions ....       --         (0.13)        (0.24)        (0.36)           (0.65)             (0.26)
                                          -------       -------       -------       -------         --------            -------
  Net change in net asset value per
   share ...............................    (2.29)         3.74         (6.79)        (2.47)            1.66              (0.97)
                                          -------       -------       -------       -------         --------            -------
NET ASSET VALUE, END OF PERIOD .........  $  8.79       $ 11.08       $  7.34       $ 14.13         $  11.66            $ 14.14
                                          =======       =======       =======       =======         ========            =======
TOTAL RETURN(a) ........................   (20.67)%       52.76%       (46.96)%       24.22%           23.36%(b)          (4.64)%(b)
Ratios/Supplemental Data:
Net assets at end of period (in
 thousands) ............................  $13,338       $23,945       $16,356       $55,034          $13,308            $    18
 Ratios to average net assets:
  Expenses* ............................     1.54%         1.28%         1.97%         1.60%            2.00%(c)           1.73%(c)
  Net investment income (loss) .........    (0.10)%        1.42%         2.53%         0.26%            1.97%(c)           0.73%(c)
PORTFOLIO TURNOVER RATE ................       41%           63%           53%           98%             133%                98%

------------
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntarily fee reductions and/or reimbursements had not occurred, the ratios would have been higher.
**    Commencement of operations.
***   Sale of Advisor Shares began on June 23, 1997.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)   Not annualized.
(c)   Annualized.
(d)   As of December 31, 2000, there were no Advisor Shares outstanding.
(e)   Initial offering price.
(f) For the period May 12, 2000 through May 18, 2000 there were Advisor Shares outstanding. As of December 31, 2000 there were no Advisor
      Shares outstanding. Financial highlights for this period are not being presented as information for this short period is not considered meaningful.

OFFIT LATIN AMERICA EQUITY FUND
INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES


The Fund's investment objective is capital appreciation. The Fund will seek to achieve its objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of Latin American issuers, as defined below.

The Fund is actively managed to seek to benefit from investment opportunities derived from long-term improvement in economic and political conditions and other positive trends and developments in Latin American countries. The Fund's equity strategy is "top down" oriented seeking to invest in those countries that offer the best economic growth perspectives. Stock selection is designed to identify companies in high growth industries that are attractively valued based on their future earnings potential. Accordingly, the Fund is intended for long-term investors and should not be considered as a vehicle for trading purposes. The Adviser believes that the continuation of a long-term international trend encouraging greater market orientation and economic growth may result in local or international political, economic or financial developments that could benefit the capital markets in Latin American countries.

For purposes of this Prospectus, Latin American issuers are: (i) companies organized under the laws of a Latin American country; (ii) companies whose securities are principally traded in Latin American countries; (iii) subsidiaries of companies described in clause (i) or (ii) above that issue debt securities guaranteed by, or securities payable with (or convertible into) the stock of, companies described in clause (i) or (ii); (iv) companies that derive at least 50% of their revenues from either goods produced or services performed in Latin America or sales made in Latin America; and (v) the government of any Latin American country and its agencies and instrumentalities and any public sector entity fully or partly owned by any such government, agency or instrumentality. For purposes of this Prospectus, "Latin America" currently consists of the countries of Argentina, the Bahamas, Barbados, Belize, Bolivia, Brazil, Chile, Colombia, Costa Rica, the Dominican Republic, Ecuador, El Salvador, French Guiana, Guatemala, Guyana, Haiti, Honduras, Jamaica, Mexico, the Netherlands Antilles, Nicaragua, Panama, Paraguay, Peru, Suriname, Trinidad and Tobago, Uruguay and Venezuela.

The Fund may invest in American Depository Receipts ("ADRs") or other similar types of receipts or other similar securities, such as American Depository Shares and Global Depository Shares, convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in U.S. securities markets. As a result of the absence of established securities markets and publicly owned corporations in certain foreign countries as well as restrictions on direct investment by foreign entities, the Fund may be able to invest in such countries solely or primarily through ADRs or similar securities and government approved investment vehicles. The Adviser expects the Fund, to the extent of its investment in ADRs, will invest predominantly in ADRs sponsored by the underlying issuers. The Fund, however, may invest in unsponsored ADRs. Issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

The Fund's assets will be allocated among the countries in Latin America in accordance with the Adviser's judgment as to where the best investment opportunities exist. The Fund is not limited with respect to the proportion of its total assets that may be invested in the securities of issuers located in any one Latin American country.

In selecting equity investments for the Fund, the Adviser seeks to identify and invest in companies it believes offer potential for long-term capital appreciation. In evaluating prospective investments, the Adviser will utilize internal financial, economic and credit analysis resources as well as information obtained from other sources. In selecting industries and companies for investment, the Adviser will consider factors such as overall growth prospects, competitive position in domestic and export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, government regulation and management.

The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most of the Fund's investments may be made in the United States and denominated in U.S. dollars. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments. The Adviser's choice to employ a temporary defensive investment strategy may prevent the Fund from achieving its investment objective.

ADDITIONAL STRATEGIES

The Fund may invest in certain state-sponsored programs. For example, the governments of some Latin American countries, to varying degrees, have been engaged in programs of selling part or all of their stakes in government-owned or government-controlled enterprises ("privatizations"). The Adviser believes that privatizations may offer investors opportunities for significant capital appreciation and intends to invest assets of the Fund in privatizations in appropriate circumstances. The ability of foreign persons, such as the Fund, to participate in privatizations in certain Latin American countries may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that privatization programs will continue or be successful.


The Fund seeks to provide current income as a secondary objective. Up to 20% of the total assets of the Fund may be invested at any one time in debt securities (including convertible debt securities, Brady Bonds and Pay-in-kind bonds) of Latin American issuers. In selecting particular debt securities for the Fund, the Adviser intends to consider factors such as liquidity, price volatility, tax implications, interest rate sensitivity, foreign currency exchange risks, counterparty risks and technical market considerations. The Adviser is free to invest in debt instruments of any maturity and duration and interest rates on such securities may be fixed or floating. All or a substantial amount of the debt securities in which the Fund may invest will be high yield, high risk debt securities which are unrated and comparable in quality to debt securities rated below investment grade (i.e., rated BB or lower by S&P, or Ba or lower by Moody's, or if unrated, of comparable quality as determined by the Adviser). See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and Fitch. Investments in high yield, high risk debt securities are considered to be speculative and involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than investment grade securities or securities of comparable value. Such investments may be non-performing securities or securities in default when purchased. See "Risks of Investing in the Funds-High Yield, High Risk Debt Securities."


The Fund may invest in "Brady Bonds," which are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness under a plan announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

The Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least six months of rolling interest payments or, in the case of floating rate bonds, initially equal to at least one year's rolling interest payments based on the applicable interest rate at that time and then adjusted at regular intervals thereafter.

The Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. The Fund may receive payments from pay-in-kind bonds in the form of both debt and equity securities provided that such debt securities do not cause the Fund to exceed its respective investment limitation in debt securities. The pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of Pay-in-kind bonds appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than does the value of ordinary interest-bearing debt securities with similar maturities. Under current federal income tax law, the Fund is required to accrue in income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Fund will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements. See "Taxes."

                             OFFIT TOTAL RETURN FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is to maximize total return from a combination of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of fixed-income securities of varying maturities and by giving the Adviser broad discretion to invest the Fund's assets among certain segments of the fixed-income market that the Adviser believes will best contribute to achieving the Fund's objective. The Adviser may invest the Fund's assets based on the Adviser's analysis of current economic and market conditions and the relative risks and opportunities present in the following market segments: U.S. Government Securities, foreign sovereign and supranational debt obligations, including obligations of emerging market and developing countries, and debt instruments, convertible securities and preferred stocks of domestic and foreign corporations, including high yield securities. Portfolio holdings will be concentrated from time to time in areas of the fixed income markets which the Adviser believes to be relatively undervalued. The Fund may pursue the investment objective through investing directly in the markets and securities described in this Prospectus, or indirectly through investing in the other OFFIT Funds offered in this Prospectus.

PRINCIPAL RISK FACTORS

o    Investors may lose money.

o Under normal market conditions, the Fund will be invested in a variety of markets and instruments. However, the Fund may invest without limitation in any of the securities and markets in which it is authorized to invest, and the Fund's portfolio holdings will be concentrated, from time to time, in areas or securities which the Adviser believes to be relatively undervalued. Concentration in any area or security intensifies the risks to the Fund related to such area or security.

o The Fund may invest without limitation in lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk of default in the payment of interest and principal and are subject to significant changes in price. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.

o The Fund may invest without limitation in international securities. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices. These types of risks are intensified in emerging markets.

o The Fund is subject to interest rate risk. Rising interest rates could cause the prices of debt securities to decrease and falling rates could cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.


o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in securities issued by a small number of companies. This makes the Fund more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

o In managing the Fund's assets, the Adviser may invest without limitation in other OFFIT Funds. To the extent such a strategy is used, the Fund will be subject to the risks related to such Funds.

For more detail on the principal risks summarized here, please see "Risks of Investing in the Funds" herein.

PRIOR PERFORMANCE


The Fund does not have a full calendar year of operations. Performance information will be included in the prospectus when the Fund has performance history of at least one calendar year.

OFFIT TOTAL RETURN FUND
FEES AND EXPENSES OF THE FUND


Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Fund. To the extent that the Fund invests in other OFFIT Funds, investors will be exposed to the fees of those underlying funds.


                                                                                   Select            Advisor
                                                                                   Shares           Shares(1)
                                                                                   ------           ---------
SHAREHOLDER FEES (fees paid directly from your investment,

Maximum sales charge imposed on purchases                                           None              None
Maximum deferred sales charge                                                       None              None
Maximum sales charge imposed on reinvested dividends                                None              None
90 day redemption fee (as a percentage of amount redeemed)                          None              1.50%(2)
90 day exchange fee (as a percentage of amount exchanged)                           None              1.50%(2)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, shown as a percentage of average net assets)

Advisory fees...................................................................    0.50%             0.50%
Distribution (Rule 12b-1) fees (before waiver)(3)...............................    None              0.25%
Other expenses(4)...............................................................    2.67%             2.92%
                                                                                    -----             -----
   Total annual Fund operating expenses (before waivers/
   reimbursements)..............................................................    3.17%             3.67%
Fee waivers(5)..................................................................    2.37%             2.37%
                                                                                    -----             -----
Net expenses....................................................................    0.80%             1.30%
                                                                                    =====             =====


(1)The Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing fees are included in the Fund's "Other expenses."


(2)You will be charged a 1.50% fee if you redeem or exchange Advisor Shares of the Fund within 90 days of purchase.


(3)The Rule 12b-1 fees for Advisor Shares of the Fund are currently being waived. This waiver may be terminated at any time without shareholder approval at the option of the Distributor.

(4)"Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Select and Advisor Shares.

(5)These fees have been waived by the Adviser and/or Administrator as part of a contractual arrangement with the Company.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

o    you reinvested all dividends and distributions
o    the average annual total return was 5%
o the percentage amounts charged in "Total annual Fund operating expenses" for Select and Advisor Shares remain the same over the time periods
o    you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:


                       1 Year       3 Years      5 Years      10 Years
                       ------       -------      -------      --------

Select Shares.......   $ 82         $  977       $1,659       $3,476
Advisor Shares......   $132         $1,123       $1,897       $3,924



The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.


FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Select Share of the Fund. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in Select Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2000 has been audited by Ernst & Young LLP, whose unqualified report, along with the Fund's financial statements, is included in the Company's Annual Report dated December 31, 2000, which is available without charge upon request.

Advisor Shares of the Fund had not commenced investment operations as of December 31, 2000, therefore no financial highlights information is available for such shares.


                                                         SELECT SHARES(d)
                                                        -------------------
                                                        FOR THE PERIOD FROM
                                                          JUNE 22, 2000*
                                                              THROUGH
                                                         DECEMBER 31, 2000
                                                        -------------------
Per Share Operating Performance:
NET ASSET VALUE, BEGINNING OF PERIOD ...............         $ 10.00(e)
                                                             -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .............................            0.34
 Net realized and unrealized gains .................            0.37
                                                             -------
 Total income from investment operations ...........            0.71
                                                             -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income .............................           (0.34)
 Net realized gains ................................           (0.10)
                                                             -------
Total dividends and distributions ..................           (0.44)
                                                             -------
 Net change in net asset value per share ...........            0.27
                                                             -------
NET ASSET VALUE, END OF PERIOD .....................         $ 10.27
                                                             =======
TOTAL RETURN(a) ....................................            7.25%(b)
Ratios/Supplemental Data:
Net assets at end of period (in thousands) .........         $ 3,148
 Ratios to average net assets:
  Expenses** .......................................            0.69%(c)
  Net investment income ............................            6.33%(c)
PORTFOLIO TURNOVER RATE ............................             102%

------------
 *    Commencement of operations.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)   Not annualized.
(c)   Annualized.
(d)   As of December 31, 2000 there were no Advisor Shares outstanding.
(e)   Initial offering price.

OFFIT TOTAL RETURN FUND

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

The investment objective of the Fund is to maximize total return from a combination of capital appreciation and current income. The Fund will seek to achieve its objective by investing primarily in a portfolio of fixed-income securities of varying maturities and by giving OFFITBANK (the "Adviser") broad discretion to invest the Fund's assets among certain segments of the fixed-income market that the Adviser believes will best contribute to achieving the Fund's objective. At any point in time, the Adviser will invest the Fund's assets based on the Adviser's analysis of current economic and market conditions and the relative risks and opportunities present in the following market segments: securities of the U.S. Government, its agencies and instrumentalities, mortgage-backed and asset-backed securities, foreign sovereign and multi-national debt obligations, including obligations of emerging market and developing countries, debt instruments, convertible securities and preferred stocks of domestic and foreign corporations, including high yield securities, and local-currency denominated fixed income securities of issuers located in developed and emerging markets. The Fund may also invest in the securities of the other investment portfolios of the Company or investment companies managed by the Adviser. The Fund may invest directly in the markets and securities described in this prospectus, or indirectly through investing in the other OFFIT Funds offered in this Prospectus (the "underlying funds"). In allocating Fund assets among different investments, the Adviser will attempt to diversify its portfolio by investing directly in the various securities noted above. In order to increase its diversification of assets, the Adviser may invest portions of Fund assets in underlying funds that invest in the securities that the Adviser believes will allow the Fund to achieve its objective. To the extent that the Fund invests in the underlying funds, you will be exposed to the fees of those underlying funds. The investment objective of the Fund may not be changed except by a vote of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

In evaluating proposed investments for the Fund, the Adviser will seek to enhance the total return on the Fund's portfolio through the active management of: (1) portfolio duration; (2) allocation of investments among the various sectors of the fixed income market; (3) yield curve positioning; and (4) currency exposure. The Adviser will seek to maximize the Fund's total return in terms of U.S. dollars. The Adviser intends to base its investment decisions for the Fund on the continual evaluation of various factors, including: (1) the supply and demand for capital in various capital markets; (2) the shape of the global yield curve; (3) "bottom up" credit analysis of particular issuers, which involves research focused on individual issuers rather than on broad economic trends; (4) relative value between and within global capital markets; and (5) yield spreads among domestic high grade, non-dollar and high yield sectors. Portfolio holdings will be concentrated in areas of the fixed income market which the Adviser believes to be relatively undervalued. In evaluating markets, the Adviser will consider such factors as the condition and growth potential of various economies and securities markets, currency and taxation factors (including the applicability and rate of withholding taxes) and other pertinent financial, social, national and political factors. There can be no assurance that the Fund will achieve its investment objective.

The "total return" sought by the Fund will consist of interest from underlying securities, capital appreciation reflected in increases in the value of portfolio securities or from the purchase and sale of securities, and use of futures and options, or gains from favorable changes in foreign currency exchange rates. Under normal market conditions, the Fund will invest its assets in a variety of markets and instruments, including securities of other investment companies, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, investment grade fixed income securities (including asset-backed and mortgage backed securities), high yield securities and international fixed income securities.

The Fund may invest in any country where the Adviser sees potential for total return. In making international fixed income securities investments, the Adviser may consider, among other things, the relative growth and inflation rates of different countries. The Adviser may also consider expected changes in foreign currency exchange rates, including the prospects for central bank intervention, in determining the anticipated returns of securities denominated in foreign currencies. The Adviser may further evaluate, among other things, foreign yield curves and regulatory and political factors, including the fiscal and monetary policies of such countries.

The Fund expects to primarily invest in income-producing securities, together with certain futures, options and foreign currency contracts and other investments described below. The Fund may also invest in lower quality fixed income securities. Investments in these high yield, high risk debt securities are considered to be speculative and involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than investment grade securities or securities of comparable value. Some of these high yield, high risk investments may be non-performing when purchased. See "Risks of Investing in the Funds-High Yield, High Risk Debt Securities."


The Fund has established no rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price and risk of default than securities in higher rating categories. See "Risks of Investing in the Funds-High Yield, High Risk Debt Securities." In purchasing such securities, the Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund does not intend to purchase debt securities that are in default or which the Adviser believes will be in default. See Appendix A to this Prospectus for a description of ratings of Standard & Poor's Ratings Group, Moody's Investors Services, Inc. and Fitch IBCA.


The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars. The Adviser's choice to employ a temporary defensive investment strategy may prevent the Fund from achieving its investment objective.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

                     OFFIT INVESTMENT GRADE GLOBAL DEBT FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is to achieve a competitive fixed income total return.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 75% of its total assets in a wide range of investment grade global debt securities issued anywhere in the world, including the U.S., and denominated in any currency, including U.S. dollars. The debt securities in which the Fund may invest include, but are not limited to, bonds, convertible securities, debentures, notes, commercial paper, mortgage-backed securities, asset-backed securities, loan participations and assignments, certificates of deposit and cash equivalents. The issuers of such securities may be corporations, supranational agencies, or instrumentalities. Up to 25% of the Fund's total assets may be invested in below investment grade (i.e., high yield, high risk) debt securities. The Fund may invest in debt securities of any maturity and the interest rates on such securities may be fixed or floating.

PRINCIPAL RISK FACTORS

o    Investors may lose money.

o At least 65% of the Fund's total assets will be invested in non-U.S. dollar-denominated securities. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices. These types of risks are intensified in emerging markets.


o The Fund is subject to interest rate risk. Rising interest rates could cause the prices of debt securities to decrease and falling rates could cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.


o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in securities issued by a small number of companies. This makes the Fund more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

o The Fund may invest up to 25% of its total assets in lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk or default in the payment of interest and principal and are subject to significant changes in price. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.

o The Fund is subject to prepayment risk, which is the risk that a debt security may be paid off and proceeds must be reinvested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rates.

For more detail on the principal risks summarized here, please see "Risks of Investing in the Funds" herein.

PRIOR PERFORMANCE

No prior performance is available as the Fund has not yet commenced investment operations.

OFFIT INVESTMENT GRADE GLOBAL DEBT FUND
FEES AND EXPENSES OF THE FUND

Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                                   Select            Advisor
                                                                                   Shares           Shares(1)
                                                                                   ------           ---------
SHAREHOLDER FEES (fees paid directly from your investment)


Maximum sales charge imposed on purchases                                           None              None
Maximum deferred sales charge                                                       None              None
Maximum sales charge imposed on reinvested dividends                                None              None
90 day redemption fee (as a percentage of amount redeemed)                          None            1.50%(2)
90 day exchange fee (as a percentage of amount exchanged)                           None            1.50%(2)


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, shown as a percentage of average net assets)

Advisory fees...................................................................    0.80%             0.80%
Distribution (Rule 12b-1) fees (before waiver)(3)...............................    None              0.25%
Other expenses(4)...............................................................    2.05%             2.30%
                                                                                    -----             -----
   Total annual Fund operating expenses (before waivers/
   reimbursements)..............................................................    2.85%             3.35%
Fee waivers(5)..................................................................    1.55%             1.55%
                                                                                    -----             -----
Net expenses....................................................................    1.30%             1.80%
                                                                                    =====             =====

(1)The Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing fees are included in the Fund's "Other expenses."


(2)You will be charged a 1.50% fee if you redeem or exchange Advisor Shares of the Fund within 90 days of purchase.


(3)The Rule 12b-1 fees for Advisor Shares of the Fund are currently being waived. This waiver may be terminated at any time without shareholder approval at the option of the Distributor.

(4)"Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Select and Advisor Shares. Since the Fund has not yet commenced investment operations, the amounts set forth above for "Other expenses" are estimates.

(5)These fees have been waived by the Adviser and/or Administrator as part of a contractual arrangement with the Company.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

o    you reinvested all dividends and distributions
o    the average annual total return was 5%
o the percentage amounts charged in "Total annual Fund operating expenses" for Select and Advisor Shares remain the same over the time periods
o    you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                  1 Year            3 Years
                                  ------            -------


Select Shares....................  $132               $883
Advisor Shares...................  $183             $1,030


The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

FINANCIAL HIGHLIGHTS


The OFFIT Investment Grade Global Debt Fund had not commenced investment operations as of December 31, 2000, therefore no financial highlights information is available.

OFFIT INVESTMENT GRADE GLOBAL DEBT FUND
INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES


The Fund's investment objective is to achieve a competitive fixed income total return combining capital appreciation and current income. The Fund's portfolio will consist primarily of investment grade debt securities issued by issuers located anywhere in the world, including the United States and denominated in any currency, including U.S. dollars. Under normal circumstances, at least 75% of the Fund's total assets will be invested in investment grade debt securities, or if unrated, of comparable quality in the judgment of the Adviser. Up to 25% of the Fund's total assets may be invested in debt securities rated below investment grade, or if unrated, of comparable quality in the judgment of the Adviser. Debt securities rated below investment grade are high yield, high risk securities and may include non-performing securities or securities in default. The asset mix will be selected to take advantage of inter- and intra-market yield spreads, market sector opportunities, and potential currency appreciation consistent with the Fund's total investment return objective.

The Fund intends to invest in a wide range of debt securities including, but not limited to, bonds, convertible securities, debentures, notes, commercial paper, mortgage-backed securities, asset-backed securities, loan participations and assignments, certificates of deposit and cash equivalents. The issuers of such securities may be corporations, supranational agencies, or governments, including their political subdivisions, agencies, or instrumentalities. The percentage of the Fund's total assets in any particular currency, including the U.S. dollar, will vary depending upon the economics of the respective countries, trade flows, capital market trends, yield spreads and political risks, among other factors.

Although the Fund is not limited to any region, country or currency, the Adviser currently expects to invest the Fund's assets primarily within the major markets of Europe, Asia, Australia, Canada, Latin America and the United States, and in securities denominated in the currencies of those countries or regions or denominated in multinational currency units such as the Euro. Under normal circumstances, the Fund will be invested in at least three different countries, one of which may be the United States. Subject to the requirement that the Fund may not invest 25% or more of its total assets in obligations issued by the government of any one country, its agencies or instrumentalities (other than the United States), there is no limit on the amount the Fund may invest in issuers located in any one country, or in securities denominated in the currency of any one country. The Fund's investments may be denominated in any currency, including U.S. dollars. Under normal circumstances, the Fund will invest at least 65% of its total assets in non-U.S. dollar-denominated securities. The Fund also may invest up to 15% of its total assets in sovereign and corporate debt securities of emerging market countries that are rated below investment grade or if unrated, of comparable quality in the judgment of the Adviser.


The following factors, among others, will be considered by the Adviser in selecting portfolio securities for the Fund: (i) the quality of the debt securities and specifically, whether such securities are rated at least BBB by S&P, or Baa by Moody's, or if unrated, are of comparable quality as determined by the Adviser (although the Fund may invest up to 25% of its total assets in non-investment grade debt securities); (ii) the yield relative to other debt securities of comparable quality and maturity in the same currency; (iii) the likelihood, in the opinion of the

Adviser, that the currencies in which the debt securities are payable will strengthen against other currencies in the intermediate term, taking into account the yield and price of such securities in each particular currency; (iv) the diversification of the portfolio, taking into account the availability in the market of securities of international issuers which meet the Fund's quality, rating, yield and price criteria; and (v) whether any foreign withholding taxes are applicable with respect to the securities. See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and Fitch. The Adviser will be free to invest in debt securities of any maturity and duration and the interest rates on such securities may be fixed or floating.


The Fund will purchase securities denominated in the currency of countries where the Adviser believes that the interest rate environment, as well as the general economic climate, provide investment opportunities consistent with the Fund's total investment return objective. Investments are evaluated primarily on the strength of the issuer, the relevant currency and the interest rate climate of the particular country. Currency is judged on the basis of fundamental economic criteria (e.g., inflation levels and trends, growth rate forecasts, balance of payment status and economic policies) as well as technical and political data. In addition, interest rates are evaluated on the basis of differentials or anomalies that may exist between different countries.

The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most of the Fund's investments may be made in the United States and denominated in U.S. dollars. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments. The Adviser's choice to employ a temporary defensive investment strategy may prevent the Fund from achieving its investment objective.

                          OFFIT GLOBAL CONVERTIBLE FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is to maximize total return from a combination of capital appreciation and investment income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of convertible debt securities, convertible preferred stocks and "synthetic" convertible securities consisting of a combination of debt securities or preferred stock and warrants or options. Under normal circumstances, the Fund will invest at least 65% of its total assets in traditional convertible securities and may invest up to 35% of its total assets in synthetic convertible securities. In evaluating investments, the Adviser will consider factors such as the growth potential of various economies and securities markets, currency and taxation factors, and financial, social, national and political factors. The Fund may invest anywhere in the world, including the United States, and its investments may be denominated in any currency, including U.S. dollars. All or a portion of the Fund's total assets may be invested in below investment grade debt securities.

PRINCIPAL RISK FACTORS

o    Investors may lose money.

o Under normal circumstances, at least 65% of the Fund's total assets will be invested in traditional convertible securities and up to 35% of the Fund's total assets may be invested in "synthetic" convertible securities. Investment by the Fund in such securities involves interest rate risk because the value of a convertible security is influenced by changes in interest rates and market risk because the conversion value of a convertible security is influenced by changes in the market price of the underlying stock.


o The Fund is subject to interest rate risk. Rising interest rates could cause the prices of debt securities to decrease and falling rates could cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.


o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in securities issued by a small number of companies. This makes the Fund more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

o The Fund may invest all or a substantial portion of its total assets in lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk of default in the payment of interest and principal and are subject to significant changes in price. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.

o Because the Fund's investments may be denominated in currencies other than the U.S. dollar, investors may be subject to currency risks. For example, Fund investors may suffer losses when currency exchange rates fluctuate. In addition, Fund investors may suffer losses when significant devaluations occur in non-U.S. currencies.

For more detail on the principal risks summarized here, please see "Risks of Investing in the Funds" herein.

PRIOR PERFORMANCE

No prior performance is available as the Fund has not yet commenced investment operations.

OFFIT GLOBAL CONVERTIBLE FUND
FEES AND EXPENSES OF THE FUND


Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                                   Select            Advisor
                                                                                   Shares           Shares(1)
                                                                                   ------           ---------
SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge imposed on purchases                                           None              None
Maximum deferred sales charge                                                       None              None
Maximum sales charge imposed on reinvested dividends                                None              None
90 day redemption fee (as a percentage of amount redeemed)                          None            1.50%(2)
90 day exchange fee (as a percentage of amount exchanged)                           None            1.50%(2)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, shown as a percentage of average net assets)

Advisory fees...................................................................    0.90%             0.90%
Distribution  (Rule 12b-1) fees (before waiver)(3)..............................    None              0.25%
Other expenses(4)...............................................................    2.05%             2.30%
                                                                                    -----             -----
   Total annual Fund operating expenses (before waivers/
   reimbursements)..............................................................    2.95%             3.45%
Fee waivers(5)..................................................................    1.45%             1.45%
                                                                                    -----             -----
Net expenses....................................................................    1.50%             2.00%
                                                                                    =====             =====


(1)The Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing fees are included in the Fund's "Other expenses."


(2)You will be charged a 1.50% fee if you redeem or exchange Advisor Shares of the Fund within 90 days of purchase.


(3)The Rule 12b-1 fees for Advisor Shares of the Fund are currently being waived. This waiver may be terminated at any time without shareholder approval at the option of the Distributor.

(4)"Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Select and Advisor Shares. Since the Fund has not yet commenced investment operations, the amounts set forth above for "Other expenses" are estimates.

(5)These fees have been waived by the Adviser and/or Administrator as part of a contractual arrangement with the Company.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

o    you reinvested all dividends and distributions
o    the average annual total return was 5%
o the percentage amounts charged in "Total annual Fund operating expenses" for Select and Advisor Shares remain the same over the time periods
o    you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                         1 Year           3 Years
                                         ------           -------


Select Shares..........................   $153               $913
Advisor Shares.........................   $203             $1,059


The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

FINANCIAL HIGHLIGHTS


The OFFIT Global Convertible Fund had not commenced investment operations as of December 31, 2000, therefore no financial highlights information is available.

OFFIT GLOBAL CONVERTIBLE FUND
INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES


The investment objective of the Fund is to maximize total return from a combination of capital appreciation and investment income. The Fund will seek to achieve its objective by investing primarily in an international portfolio of convertible debt securities, convertible preferred stocks and "synthetic" convertible securities consisting of a combination of debt securities or preferred stock and warrants or options. Under normal circumstances, the Fund will invest at least 65% of its total assets in traditional convertible securities and may invest up to 35% in synthetic convertible securities. All or a portion of the Fund's total assets may be invested in below investment grade debt securities. Under normal circumstances, the Fund will be invested in at least three different countries, one of which may be the United States. Subject to the restriction that the Fund will not invest 25% or more of its total assets in obligations issued by any one country, its agencies, instrumentalities or political subdivisions, there is no limit on the amount the Fund may invest in issuers located in any one country, or in securities denominated in the currency of any one country. The Fund's investments may be denominated in any currency, including U.S. dollars.

In evaluating proposed investments the Adviser will seek to maximize the total return on the Fund's portfolio in terms of U.S. dollars. In this regard, the Adviser will consider factors that relate both to various securities markets and to specific securities traded in those markets. In evaluating markets, the Adviser will consider such factors as the condition and growth potential of various economies and securities markets, currency and taxation factors (including the applicability and rate of withholding taxes) and other pertinent financial, social, national and political factors. In analyzing convertible securities, the Adviser will consider both the yield on the convertible security and the potential capital appreciation that is offered by the underlying common stock. There can be no assurance that the Fund will achieve its investment objective.

The convertible securities to be held by the Fund include any corporate debt security or preferred stock that may be converted into underlying shares of common stock and include both traditional convertible securities and synthetic convertible securities. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. "Synthetic" convertible securities, as such term is used herein, are created by combining separate securities which possess the two principal characteristics of a true convertible security, fixed income and the right to acquire equity securities. See "Risks of Investing in the Funds-Convertible Securities" below for additional information concerning traditional convertible securities and synthetic convertible securities eligible for purchase by the Fund.

The Adviser believes that the characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return derived from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risk of decline in value relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

Although the Fund may invest in securities denominated in any currency that are convertible into common stocks of companies located throughout the world, it is expected that a majority of its assets will be invested in securities denominated in U.S. dollars, or currencies of Pacific Basin or Western European countries and convertible into equity securities of United States, Pacific Basin or Western European corporations. To the extent the Fund acquires synthetic convertible securities, it is expected that the debt securities or preferred stock will principally be denominated in U.S. dollars, or Pacific Basin or Western European currencies and the warrants or options will principally be exercisable to purchase equity securities of U.S., Pacific Basin or Western European issuers.

Under normal circumstances, the Fund may invest up to 20% of its assets in other types of securities, including equity securities and nonconvertible debt securities of U.S. and non-U.S. issuers.


The Fund has established no rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price and risk of default than securities in higher rating categories. See "Risks of Investing in the Funds-High Yield, High Risk Debt Securities." In purchasing such securities, the Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund does not intend to purchase debt securities that are in default or which the Adviser believes will be in default. See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and Fitch.


The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most of the Fund's investments may be made in the United States and denominated in U.S. dollars. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments. The Adviser's choice to employ a temporary defensive investment strategy may prevent the Fund from achieving its investment objective.

                      OFFIT U.S. GOVERNMENT SECURITIES FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek current income.

PRINCIPAL INVESTMENT STRATEGIES


The Fund seeks to achieve its investment objective through the active management of portfolio duration and sector allocation and by investing, under normal circumstances, at least 80% of its total assets in U.S. Government Securities (as defined in this Prospectus). In addition, the Fund may invest up to 20% of its total assets in other fixed income securities rated AAA by Standard & Poor's Rating Group or Fitch IBCA, or Aaa by Moody's Investors Services, Inc., or securities deemed to be of comparable quality by the Adviser, including: debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by the agencies or instrumentalities of Australia, Canada, Denmark, France, Germany, Japan, New Zealand and the United Kingdom; debt obligations of supranational entities; non-U.S. dollar denominated debt obligations of the U.S. Government; and corporate obligations including asset-backed securities. Investment decisions are based on a continual evaluation of the supply and demand for capital, the current and future shape of the yield curve, underlying trends in the direction of interest rates and relative value among market sectors. The Fund is not limited with regard to the maturities of the securities in which it may invest.


PRINCIPAL RISK FACTORS

o    Investors may lose money.

o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.


o The Fund is subject to interest rate risk. Rising interest rates could cause the prices of debt securities to decrease and falling rates could cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.


o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in the securities of a small number of issuers. This makes the Fund more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence.

o The Fund is subject to prepayment risk, which is the risk that a debt security may be paid off and proceeds must be reinvested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rates.

For more detail on the principal risks summarized here, please see "Risks of Investing in the Funds" herein.

PRIOR PERFORMANCE

ANNUAL TOTAL RETURN


The bar chart below shows the annual total return for Select Shares of the Fund for the last three calendar years. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance over time. Past performance is not necessarily an indicator of how the Fund will perform in the future.

         1998     -     9.82%
         1999     -    (1.95%)
         2000     -    11.98%


Since inception (July 1, 1997), the highest calendar quarter total return for Select Shares of the Fund was 6.26% (quarter ended September 30, 1998) and the lowest calendar quarter total return was (1.52%) (quarter ended March 31, 1999).

AVERAGE ANNUAL TOTAL RETURNS - COMPARISON

The table below shows how the Fund's average annual total returns for the past calendar year and since inception, with respect to Select Shares, compare with the Merrill Lynch 5 Year U.S. Treasury Index (the "ML Treasury Index") for the same periods. No prior performance is available for Advisor Shares of the Fund as Advisor Shares have not yet commenced investment operations. The table provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year and since inception compare with that of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.


                           Average Annual Total Returns as of 12/31/00

                              1 Year                Since Inception


Select Shares*...........      11.98%                    6.88%
ML Treasury Index........      11.88%                    6.84%


* Commenced operations on July 1, 1997.

OFFIT U.S. GOVERNMENT SECURITIES FUND
FEES AND EXPENSES OF THE FUND


Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                                   Select            Advisor
                                                                                   Shares           Shares(1)
                                                                                   ------           ---------
SHAREHOLDER FEES (fees paid directly from your investment, shown as a percentage of average net assets)

Maximum sales charge imposed on purchases                                           None              None
Maximum deferred sales charge                                                       None              None
Maximum sales charge imposed on reinvested dividends                                None              None
90 day redemption fee (as a percentage of amount redeemed)                          None            1.50%(2)
90 day exchange fee (as a percentage of amount exchanged)                           None            1.50%(2)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, shown as a percentage of average net assets)

Advisory fees...................................................................    0.35%             0.35%
Distribution (Rule 12b-1) fees (before waiver)(3)...............................    None              0.25%
Other expenses(4)...............................................................    0.28%             0.53%
                                                                                    -----             -----
   Total annual Fund operating expenses (before waivers/
   reimbursements)..............................................................    0.63%             1.13%
Fee waivers(5)..................................................................    0.13%             0.13%
                                                                                    -----             -----
Net expenses....................................................................    0.50%             1.00%
                                                                                    =====             =====


(1)The Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing fees are included in the Fund's "Other expenses."


(2)You will be charged a 1.50% fee if you redeem or exchange Advisor Shares of the Fund within 90 days of purchase.


(3)The Rule 12b-1 fees for Advisor Shares of the Fund are currently being waived. This waiver may be terminated at any time without shareholder approval at the option of the Distributor.

(4)"Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Select and Advisor Shares. Since Advisor Shares of the Fund have not yet commenced investment operations, the amount set forth above for "Other expenses" for Advisor Shares is an estimate.

(5)These fees have been waived by the Adviser and/or Administrator as part of a contractual arrangement with the Company.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

o    you reinvested all dividends and distributions
o    the average annual total return was 5%
o the percentage amounts charged in "Total annual Fund operating expenses" for Select and Advisor Shares remain the same over the time periods
o    you redeemed all of your investment at the end of the time period

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                     1 YEAR        3 YEARS      5 YEARS       10 YEARS
                     ------        -------      -------       --------
Select Shares         $ 51          $202         $351           $ 786
Advisor Shares        $102          $359         $622          $1,375

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Select Share of the Fund. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in Select Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2000 has been audited by Ernst & Young LLP, whose unqualified report, along with the Fund's financial statements, is included in the Company's Annual Report dated December 31, 2000, which is available without charge upon request. The financial statements for the Fund for the periods prior to December 31, 2000 were audited by PricewaterhouseCoopers LLP, whose report expressed an unqualified opinion on those statements.

Advisor Shares of the Fund had not commenced operations as of December 31, 2000, therefore no financial highlights information is available for such shares.

                                                                               SELECT SHARES(d)
                                                    ----------------------------------------------------------------------
                                                                                                          FOR THE PERIOD
                                                     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FROM JULY 1, 1997*
                                                         ENDED            ENDED            ENDED             THROUGH
                                                     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,        DECEMBER 31,
                                                         2000             1999             1998                1997
                                                    --------------   --------------   --------------   -------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ............      $  9.76          $ 10.46          $ 10.17             $ 10.00(e)
                                                       -------          -------          -------             -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..........................         0.57             0.49             0.50                0.27
 Net realized and unrealized gain (loss) ........         0.56            (0.69)            0.48                0.19
                                                       -------          -------          -------            --------
 Total income (loss) from investment
  operations ....................................         1.13            (0.20)            0.98                0.46
                                                       -------          -------          -------            --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income ..........................        (0.57)           (0.49)           (0.50)              (0.27)
 Excess of net investment income ................           --               --               --               (0.01)
 Net realized gains .............................           --            (0.01)           (0.19)              (0.01)
                                                       -------          -------          -------            --------
  Total dividends and distributions .............        (0.57)           (0.50)           (0.69)              (0.29)
                                                       -------          -------          -------            --------
  Net change in net asset value per share .......         0.56            (0.70)            0.29                0.17
                                                       -------          -------          -------            --------
NET ASSET VALUE, END OF PERIOD ..................      $ 10.32          $  9.76          $ 10.46             $ 10.17
                                                       =======          =======          =======            ========
TOTAL RETURN(a) .................................        11.98%           (1.95)%           9.82%               4.71%(b)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (in thousands) .....      $52,693          $42,422          $39,359             $ 3,955
 Ratios to average net assets:
  Expenses** ....................................         0.50%            0.50%            0.50%               0.50%(c)
  Net investment income .........................         5.74%            4.85%            4.59%               5.32%(c)
PORTFOLIO TURNOVER RATE .........................          592%             225%             423%                153%

------------
*     Commencement of operations.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntarily fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)   Not annualized.
(c)   Annualized.
(d)   As of December 31, 2000, there were no Advisor Shares outstanding.
(e)   Initial offering price.

OFFIT U.S. GOVERNMENT SECURITIES FUND
INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES


The Fund's investment objective is to seek current income. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its total assets in U.S. Government Securities (as defined below). In addition, the Fund may invest up to 20% of its total assets in sovereign obligations of Australia, Canada, Denmark, France, Germany, Japan, New Zealand and the United Kingdom, and in other fixed income securities as described below. Any Fund investments denominated in any foreign currency will be hedged against fluctuations in value versus the U.S. dollar.

Obligations of the U.S. Government in which the Fund may invest are in two broad categories and include the following: (i) direct obligations of the U.S. Treasury, which differ only in their interest rates, maturities and times of issuance, including U.S. Treasury Bills (maturities of one year or less), U.S. Treasury Notes (maturities of one to ten years), and U.S. Treasury Bonds (generally, maturities greater than ten years); and (ii) obligations, including mortgage-backed securities, issued or guaranteed by agencies or instrumentalities of the U.S. Government which are supported by: (a) the full faith and credit of the U.S. Government (e.g., Government National Mortgage Association ("GNMA") Certificates); (b) the right of the issuer to borrow an amount limited to a specific amount of credit from the U.S. Government; (c) the credit of the instrumentality (e.g., bonds issued by the Federal National Mortgage Association ("FNMA")); or (d) the discretionary authority of the U.S. Government to purchase certain obligations of U.S. Government agencies or instrumentalities (collectively, "U.S. Government Securities").

The agencies and instrumentalities that issue U.S. Government Securities include, among others, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Student Loan Marketing Association and U.S. Maritime Administration.

Securities issued by the U.S. Government differ with respect to maturity and mode of payment. The modes of payment are coupon paying and capital appreciation. Coupon paying bonds and notes pay a periodic interest payment, usually semi-annually, and a final principal payment at maturity. Capital appreciation bonds and Treasury bills accrue a daily amount of interest income, and pay a stated face amount at maturity. Most U.S. Government capital appreciation bonds were created as a result of the separation of coupon paying bonds into distinct securities representing the periodic coupon payments and the final principal payments. This is referred to as "stripping." The separate securities representing a specific payment to be made by the U.S. Government on a specific date are also called "zero coupon bonds." Current federal tax law requires the Fund to accrue as income daily a portion of the original issue discount at which each zero coupon bond was purchased. See "Non-Primary Investment Strategies and Related Risks-Zero Coupon Securities, Pay-in-Kind Bonds and Discount Obligations" in the Statement of Additional Information.

At any given time, there is a relationship between the yield of a particular U.S. Government Security and its maturity. This is called the "yield curve." Since U.S. Government Securities are assumed to have relatively low credit risks, the main determinant of yield differential between individual securities is maturity. When the yield curve is such that longer maturities correspond to higher yields, the yield curve has a positive slope and is referred to as a "normal" yield curve. At certain times shorter maturities have high yields and the yield curve is said to be "inverted." Even when the yield curve is "normal" (i.e., has a positive slope), the relationship between yield and maturity for some U.S. Government stripped securities is such that yields increase with maturity up to some point, and then after peaking, decline so that the longest maturities are not the highest yielding.

U.S. Government Securities of the type in which the Fund may invest have historically involved little risk of principal if held to maturity. Any guarantee of the securities in the Fund, however, does not guarantee the net asset value of the shares of the Fund. Normally, the value of the Fund's investments varies inversely with changes in interest rates. For example, as interest rates rise, the value of the Fund's investments will tend to decline and as interest rates fall, the value of the Fund's investments will tend to increase. The magnitude of these fluctuations generally will be greater when the average maturity of the Fund's portfolio securities is longer.

From time to time, a significant portion of the Fund's assets may be invested in mortgage-related (including mortgage-backed) securities, representing participation interests in pools of fixed rate and adjustable rate residential mortgage loans issued or guaranteed by agencies or instrumentalities of the U.S. Government. As described below with respect to the Mortgage Securities Fund, mortgaged-backed securities generally provide monthly payments which are, in effect, a "pass through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The yield on mortgage-backed securities is based on the prepayment rates experienced over the life of the security, which tend to increase during periods of falling interest rates. The Fund may also invest in collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through certificates. Only CMOs issued or guaranteed by agencies or instrumentalities of the U.S. Government will be included for purposes of the Fund's policy of investing 80% of its assets in U.S. Government Securities. For a further description of CMOs, see the Mortgage Securities Fund below.

The Fund is not limited to the maturities of the securities in which it may invest. Debt securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities.

The Adviser seeks an enhanced fixed income return through the active management of portfolio duration and sector allocation. Investment decisions are based on a continual evaluation of the supply and demand for capital, the current and future shape of the yield curve, underlying trends in the direction of interest rates and relative value among market sectors. The selection of individual investments reflects the Adviser's view of relative value within and among market sectors. The Adviser manages duration and maturity to take advantage of interest rates and yield curve trends.


Up to 20% of the Fund's total assets may be allocated to other fixed income securities, each of which will be rated AAA by S&P, or Aaa by Moody's or will be deemed of comparable quality by the Adviser, including: debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities of Australia, Canada, Denmark, France, Germany, Japan, New Zealand and the United Kingdom; debt obligations of supranational entities; non-U.S. dollar denominated debt obligations of the U.S. Government; and corporate obligations including asset-backed securities. Any Fund investment denominated in a foreign currency will be hedged against fluctuations in value versus the U.S. dollar.


The obligations of foreign governmental entities and supranational issuers have various kinds of government support. Obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power or by their agencies. These obligations may or may not be supported by the full faith and credit of a foreign government. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The governmental agencies, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions, if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.

The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most of the Fund's investments may be made in the United States and denominated in U.S. dollars. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments. The Adviser's choice to employ a temporary defensive investment strategy may prevent the Fund from achieving its investment objective.

                         OFFIT MORTGAGE SECURITIES FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is to maximize total return from a combination of investment income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in a portfolio of investment grade or comparable mortgage-related securities issued by U.S. entities. The Fund will invest primarily in mortgage-related securities representing interests in residential property, adjustable rate and derivative multiclass mortgage securities and collateralized mortgage obligations issued by U.S. entities. Up to 20% of the Fund's assets may be invested in investment grade or comparable fixed income securities of U.S. and non-U.S. issuers, including mortgage related securities of issuers in Canada, the United Kingdom, Denmark or other countries which may develop mortgage securities markets in the future. The Fund is not limited with regard to the maturities of the securities in which it may invest.

PRINCIPAL RISK FACTORS

o    Investors may lose money.

o A substantial portion of the securities purchased by the Fund may be mortgage-backed and/or asset-backed securities, the value of which may be highly sensitive to interest rate changes.

o Under normal circumstances at least 80% of the Fund's net assets will be invested in mortgage related securities issued by U.S. entities, which are inversely affected by changes in interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates).


o The Fund is subject to interest rate risk. Rising interest rates could cause the prices of debt securities to decrease and falling rates could cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.


o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o Stripped mortgage securities or derivative multiclass mortgage securities have greater volatility than other types of mortgage securities and are extremely sensitive to changes in interest rates and prepayments.

o The Fund is subject to prepayment risk, which is the risk that a debt security may be paid off and proceeds must be reinvested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rates.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in the securities of a small number of issuers. This makes the Fund more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence.

For more detail on the principal risks summarized here, please see "Risks of Investing in the Funds" herein.

PRIOR PERFORMANCE

ANNUAL TOTAL RETURN


The bar chart below shows the annual total return for Select Shares of the Fund for the last three calendar years. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance over time. Past performance is not necessarily an indicator of how the Fund will perform in the future.

         1998     -     7.26%
         1999     -     0.23%
         2000     -    10.86%

Since inception (July 1, 1997), the highest calendar quarter total return for Select Shares of the Fund was 3.84% (quarter ended December 31, 2000) and the lowest calendar quarter total return was (1.21%) (quarter ended June 30, 1999).


AVERAGE ANNUAL TOTAL RETURNS - COMPARISON

The table below shows how the Fund's average annual total returns for the past calendar year and since inception, with respect to Select Shares, compare with the Merrill Lynch Mortgage Master Index (the "ML Master Index") for the same periods. No prior performance is available for Advisor Shares of the Fund as Advisor Shares have not yet commenced investment operations. The table provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year and since inception compare with that of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                       Average Annual Total Returns as of 12/31/00

                          1 Year                Since Inception


Select Shares*........    10.86%                     6.63%
ML Master Index.......    11.28%                     7.13%

* Commenced operations on July 1, 1997.

OFFIT MORTGAGE SECURITIES FUND
FEES AND EXPENSES OF THE FUND


Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                                   Select            Advisor
                                                                                   Shares           Shares(1)
                                                                                   ------           ---------
SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge imposed on purchases                                           None              None
Maximum deferred sales charge                                                       None              None
Maximum sales charge imposed on reinvested dividends                                None              None
90 day redemption fee (as a percentage of amount redeemed)                          None            1.50%(2)
90 day exchange fee (as a percentage of amount exchanged)                           None            1.50%(2)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, shown as a percentage of average net assets)

Advisory fees...................................................................    0.35%             0.35%
Distribution (Rule 12b-1) fees (before waiver)(3)...............................    None              0.25%
Other expenses(4)...............................................................    0.30%             0.55%
                                                                                    -----             -----
   Total annual Fund operating expenses (before waivers/
   reimbursements)..............................................................      0.65%           1.15%
Fee waivers(5)..................................................................    0.15%             0.15%
                                                                                    -----             -----
Net expenses....................................................................    0.50%             1.00%
                                                                                    =====             =====


(1)The Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing fees are included in the Fund's "Other expenses."


(2)You will be charged a 1.50% fee if you redeem or exchange Advisor Shares of the Fund within 90 days of purchase.


 (3)The Rule 12b-1 fees for Advisor Shares of the Fund are currently being waived. This waiver may be terminated at any time without shareholder approval at the option of the Distributor.

(4)"Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Select and Advisor Shares. Since Advisor Shares of the Fund have not yet commenced investment operations, the amount set forth above for "Other expenses" for Advisor Shares is an estimate.

(5)These fees have been waived by the Adviser and/or Administrator as part of a contractual arrangement with the Company.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

o    you reinvested all dividends and distributions
o    the average annual total return was 5%
o the percentage amounts charged in "Total annual Fund operating expenses" for Select and Advisor Shares remain the same over the time periods
o    you redeemed all of your investment at the end of the time period

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 YEAR        3 YEARS       5 YEARS      10 YEARS
                      ------        -------       -------      --------
Select Shares          $ 51          $208          $362          $ 810
Advisor Shares         $102          $365          $633         $1,398

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Select Share of the Fund. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in Select Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2000 has been audited by Ernst & Young LLP, whose unqualified report, along with the Fund's financial statements, is included in the Company's Annual Report dated December 31, 2000, which is available without charge upon request. The financial statements for the Fund for the periods prior to December 31, 2000 were audited by PricewaterhouseCoopers LLP, whose report expressed an unqualified opinion on those statements.

Advisor Shares of the Fund had not commenced operations as of December 31, 2000, therefore no financial highlights information is available for such shares.

                                                                                 SELECT SHARES(d)
                                                       ---------------------------------------------------------------------
                                                                                                            FOR THE PERIOD
                                                        FOR THE YEAR     FOR THE YEAR     FOR THE YEAR           FROM
                                                            ENDED            ENDED            ENDED          JULY 1, 1997*
                                                        DECEMBER 31,     DECEMBER 31,     DECEMBER 31,          THROUGH
                                                            2000             1999             1998         DECEMBER 31, 1997
                                                       --------------   --------------   --------------   ------------------
Per Share Operating Performance:
NET ASSET VALUE, BEGINNING OF PERIOD ...............      $  9.71          $ 10.28          $ 10.17            $ 10.00(e)
                                                          -------          -------          -------            -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .............................         0.62             0.59             0.58               0.29
 Net realized and unrealized gain (loss) ...........         0.39            (0.57)            0.14               0.22
                                                          -------          -------          -------           --------
 Total income from investment operations ...........         1.01             0.02             0.72               0.51
                                                          -------          -------          -------           --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income .............................        (0.62)           (0.59)           (0.58)             (0.29)
 Excess of net investment income ...................           --               --            (0.01)             (0.01)
 Net realized gains ................................           --               --            (0.02)             (0.04)
                                                          -------          -------          -------           --------
  Total dividends and distributions ................        (0.62)           (0.59)           (0.61)             (0.34)
                                                          -------          -------          -------           --------
  Net change in net asset value per share ..........         0.39            (0.57)            0.11               0.17
                                                          -------          -------          -------           --------
NET ASSET VALUE, END OF PERIOD .....................      $ 10.10          $  9.71          $ 10.28            $ 10.17
                                                          =======          =======          =======           ========
TOTAL RETURN(a) ....................................        10.86%            0.23%            7.26%              5.10%(b)
Ratios/Supplemental Data:
Net assets at end of period (in thousands) .........      $45,024          $62,309          $54,461            $17,037
 Ratios to average net assets:
  Expenses** .......................................         0.50%            0.50%            0.50%              0.50%(c)
  Net investment income ............................         6.39%            5.92%            5.72%              5.77%(c)
PORTFOLIO TURNOVER RATE ............................           33%              29%              78%                81%

------------
*     Commencement of operations.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)   Not annualized.
(c)   Annualized.
(d)   As of December 31, 2000, there were no Advisor Shares outstanding.
(e)   Initial offering price.

OFFIT MORTGAGE SECURITIES FUND
INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES


The investment objective of the Fund is to maximize total return from a combination of current income and capital appreciation. The Fund seeks to achieve its investment objective by investing at least 80% of the value of its assets in a portfolio of investment grade or comparable mortgage-related securities.

Mortgage-related securities are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by residential or commercial property. Mortgage-related securities include mortgage pass-through securities, adjustable rate mortgage securities, CMOs and stripped mortgage-backed securities. These mortgage-related securities include derivative mortgage securities.

The Fund's primary emphasis will be on mortgage-related securities representing interests in residential property. Residential mortgage-related securities in the U.S. fall into three categories: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and Federal Home Loan Mortgage Corporation ("FHLMC"); (ii) those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by non-governmental issuers that represent an interest in, or are collateralized by, whole mortgage loans or mortgage-related securities without a government guarantee but usually with over-collateralization or some other form of private credit enhancement. Non-governmental issuers referred to in (ii) and (iii) above include originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

The residential mortgage pass-through securities in which the Fund will invest provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The Fund invests both in U.S. Government pass-through securities issued by GNMA, FNMA and FHLMC, and in pass-through securities issued by non-governmental issuers. Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC generally guarantees only ultimate collection of principal of the underlying mortgage loans.

The Fund may also invest in adjustable rate mortgage securities ("ARMS"). ARMS are pass-through mortgage securities collateralized by residential mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

The Fund may invest in CMOs issued by U.S. entities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by GNMA, FNMA or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. The Fund has no present intention to invest in CMO residuals.

The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payment of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-related securities.

The Fund may purchase stripped mortgage securities which are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the

U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid and to such extent, together with any other illiquid investments, will be subject to the Fund's applicable restriction on investments in illiquid securities.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

In addition to the stripped mortgage securities described above, the Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs and IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs are similar in nature to those associated with IOs. The Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.


Up to 20% of the Fund's total assets may be allocated to other fixed income securities, each of which will be rated investment grade by S&P, Moody's or Fitch will be deemed of comparable quality by the Adviser, including: mortgage related securities of issuers in Canada, Denmark, the United Kingdom or other countries which may develop mortgage securities markets in the future; debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities of Australia, Canada, Denmark, France, Germany, Japan, New Zealand and the United Kingdom; debt obligations of supranational entities; non-U.S. dollar denominated debt obligations of the U.S. Government; and corporate obligations including asset-backed securities. Any Fund investment denominated in a foreign currency will be hedged against fluctuations in value versus the U.S. dollar.

The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most of the Fund's investments may be made in the United States and denominated in U.S. dollars. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments. The Adviser's choice to employ a temporary defensive investment strategy may prevent the Fund from achieving its investment objective.

ADDITIONAL STRATEGIES

The Fund may also invest in commercial mortgage-related securities, which are generally multi-class debt or pass-through securities backed by a mortgage loan or pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. The commercial loans underlying these securities are generally not amortizing or not fully amortizing. At their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or the sale of the property. Unlike most single family residential mortgages, commercial real property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid.

The market for commercial mortgage-related securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential mortgage-related securities. Many of the risks of investing in commercial mortgage-related securities reflect the risks of investing in real estate securing the underlying mortgage loans. These risks reflect the effect of local and other economic conditions such as real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-related securities may be less liquid and exhibit greater price volatility than other types of mortgage-related securities.

Mortgage-related securities issued by private issuers in the U.S. may entail greater risk than mortgage-related securities that are guaranteed by the U.S. Government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion.

Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments of, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

                         OFFIT CALIFORNIA MUNICIPAL FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is to maximize total after-tax return for California residents, consistent with a prudent level of credit risk.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 65% of its total assets in a portfolio of municipal obligations, the interest from which is exempt from California State and local personal income taxes, and at least 80% of its total assets in obligations the interest on which is exempt from regular federal income taxes. In addition, at least 80% of the Fund's total assets will be invested in investment grade securities and at least 50% of the Fund's total assets will be invested in "high quality" securities (as defined in this Prospectus). The Fund may invest up to 20% of its total assets in non-municipal obligations and all or a portion of the Fund's dividends may be subject to the federal alternative minimum tax. The Fund seeks to increase income and preserve or enhance total return by actively managing the average maturity of the Fund's investments in light of market conditions and trends. The Fund's dollar weighted average maturity is not expected to exceed ten years.

PRINCIPAL RISK FACTORS

o    Investors may lose money.

o To the extent that the Fund deviates from its principal investment strategies, either as a result of the unavailability of suitable tax-exempt obligations or for other defensive purposes, its investment objective may not be achieved.

o Because the Fund invests primarily in obligations issued by a single state (California) and such state's various subdivisions, it is more susceptible to factors adversely affecting issuers of such obligations than a comparable municipal securities fund that is not so concentrated.

o The Fund is subject to income risk, which is the possibility that the Fund's dividends (income) will decline due to falling interest rates.

o The Fund is subject to prepayment risk, which is the risk that a debt security may be paid off and proceeds must be reinvested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rates.

o The Fund is subject to credit risk, which is the risk that the issuer of a security will fail to repay interest and principal in a timely manner.


o The Fund is subject to interest rate risk. Rising interest rates could cause the prices of debt securities to decrease and falling rates could cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.


o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o The Fund may invest up to 20% of its total assets at the time of purchase (but never more than 35% of its total net assets) in lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk of default in the payment of interest and principal and are subject to significant changes in price. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in the securities of a small number of issuers. This makes the Fund more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence.

For more detail on the principal risks summarized here, please see "Risks of Investing in the Funds" herein.

PRIOR PERFORMANCE

ANNUAL TOTAL RETURN


The bar chart below shows the annual total return for Select Shares of the Fund for the last three calendar years. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance over time. Past performance is not necessarily an indicator of how the Fund will perform in the future.

         1998     -    6.14%
         1999     -   (0.77%)
         2000     -   10.14%

Since inception (April 2, 1997), the highest calendar quarter total return for Select Shares of the Fund was 3.43% (quarter ended September 30, 1998) and the lowest calendar quarter total return was (1.91%) (quarter ended June 30, 1999).


AVERAGE ANNUAL TOTAL RETURNS - COMPARISON

The table below shows how the Fund's average annual total returns for the past calendar year and since inception, with respect to Select Shares, compare with the Lehman Brothers 5 Year Municipal Bond Index (the "Lehman Index") for the same periods. No prior performance is available for Advisor Shares of the Fund as Advisor Shares have not yet commenced investment operations. The table provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year and since inception compare with that of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.


                       Average Annual Total Returns as of 12/31/00

                            1 Year                Since Inception


Select Shares*......         10.14%                    5.97%
Lehman Index........          7.70%                    5.50%


* Commenced operations on April 2, 1997.

OFFIT CALIFORNIA MUNICIPAL FUND
FEES AND EXPENSES OF THE FUND


Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                                   Select            Advisor
                                                                                   Shares           Shares(1)
                                                                                   ------           ---------
SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge imposed on purchases                                           None              None
Maximum deferred sales charge                                                       None              None
Maximum sales charge imposed on reinvested dividends                                None              None
90 day redemption fee (as a percentage of amount redeemed)                          None            1.50%(2)
90 day exchange fee (as a percentage of amount exchanged)                           None            1.50%(2)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, shown as a percentage of average net assets)

Advisory fees...................................................................    0.35%             0.35%
Distribution (Rule 12b-1) fees (before waiver)(3)...............................    None              0.25%
Other expenses(4)...............................................................    0.57%             0.82%
                                                                                    -----             -----
   Total annual Fund operating expenses (before waivers/
   reimbursements)..............................................................    0.92%             1.42%
Fee waivers(5)..................................................................    0.42%             0.42%
                                                                                    -----             -----
Net expenses....................................................................    0.50%             1.00%
                                                                                    =====             =====


(1)The Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing fees are included in the Fund's "Other expenses."


(2)You will be charged a 1.50% fee if you redeem or exchange Advisor Shares of the Fund within 90 days of purchase.


(3)The Rule 12b-1 fees for Advisor Shares of the Fund are currently being waived. This waiver may be terminated at any time without shareholder approval at the option of the Distributor.

(4)"Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Select and Advisor Shares. Since Advisor Shares of the Fund have not yet commenced investment operations, the amount set forth above for "Other expenses" for Advisor Shares is an estimate.

(5)These fees have been waived by the Adviser and/or Administrator as part of a contractual arrangement with the Company.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

o    you reinvested all dividends and distributions
o    the average annual total return was 5%
o the percentage amounts charged in "Total annual Fund operating expenses" for Select and Advisor Shares remain the same over the time periods
o    you redeemed all of your investment at the end of the time period

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                     1 YEAR       3 YEARS       5 YEARS       10 YEARS
                     ------       -------       -------       --------
Select Shares         $ 51         $293          $509          $1,131
Advisor Shares        $102         $449          $776          $1,702

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Select Share of the Fund. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in Select Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2000 has been audited by Ernst & Young LLP, whose unqualified report, along with the Fund's financial statements, is included in the Company's Annual Report dated December 31, 2000, which is available without charge upon request. The financial statements for the Fund for the periods prior to December 31, 2000 were audited by PricewaterhouseCoopers LLP, whose report expressed an unqualified opinion on those statements.

Advisor Shares of the Fund had not commenced investment operations as of December 31, 2000, therefore no financial highlights information is available for such shares.

                                                                                   SELECT SHARES (d)
                                                          --------------------------------------------------------------------
                                                           FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                                               ENDED          ENDED          ENDED       FOR THE PERIOD FROM
                                                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   APRIL 2, 1997* THROUGH
                                                               2000           1999           1998         DECEMBER 31, 1997
                                                          -------------- -------------- -------------- -----------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ....................    $ 10.06        $ 10.54        $ 10.37             $ 10.00(e)
                                                             -------        -------        -------             -------
 Net investment income ..................................       0.44           0.40           0.40                0.33
 Net realized and unrealized gain (loss) ................       0.56          (0.48)          0.22                0.38
                                                             -------        -------        -------             -------
 Total income (loss) from investment operations .........       1.00          (0.08)          0.62                0.71
                                                             -------        -------        -------             -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income ..................................      (0.44)         (0.40)         (0.40)              (0.33)
 Excess of net investment income ........................      (0.01)            --          (0.01)                 --
 Net realized gains .....................................         --             --          (0.04)              (0.01)
                                                             -------        -------        -------             -------
Total dividends and distributions .......................      (0.45)         (0.40)         (0.45)              (0.34)
                                                             -------        -------        -------             -------
  Net change in net asset value per share ...............       0.55          (0.48)          0.17                0.37
                                                             -------        -------        -------             -------
NET ASSET VALUE, END OF PERIOD ..........................    $ 10.61        $ 10.06        $ 10.54             $ 10.37
                                                             =======        =======        =======             =======
TOTAL RETURN(a) .........................................      10.14%         (0.77)%         6.14%               7.14%(b)
Ratios/Supplemental Data:
Net assets at end of period (in thousands) ..............    $15,862        $13,545        $11,066             $ 4,792
 Ratios to average net assets:
  Expenses** ............................................       0.50%          0.50%          0.50%               0.50%(c)
 Net investment income ..................................       4.31%          3.91%          3.87%               4.15%(c)
PORTFOLIO TURNOVER RATE .................................        183%            20%            51%                 41%

------------
*     Commencement of operaions.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)   Not annualized.
(c)   Annualized.
(d)   As of December 31, 2000 there were no Advisor Shares outstanding.
(e)   Initial offering price.

                          OFFIT NEW YORK MUNICIPAL FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is to maximize total after-tax return for New York residents, consistent with a prudent level of credit risk.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 65% of its total assets in a portfolio of municipal obligations, the interest from which is exempt from New York State, New York City and City of Yonkers personal income taxes and at least 80% of its total assets in obligations, the interest from which is exempt from regular federal income taxes. In addition, at least 80% of the Fund's total assets will be invested in investment grade securities and at least 50% of the Fund's total assets will be invested in "high quality" securities. The Fund may invest up to 20% of its total assets in non-municipal obligations and all or a portion of the Fund's dividends may be subject to the federal alternative minimum tax. The Fund's dollar weighted average maturity is not expected to exceed ten years.

PRINCIPAL RISK FACTORS

o    Investors may lose money.

o To the extent that the Fund deviates from its principal investment strategies, either as a result of the unavailability of suitable tax-exempt obligations or for other defensive purposes, its investment objective may not be achieved.

o Because the Fund invests primarily in obligations issued by a single state (New York) and such state's various subdivisions, it is more susceptible to factors adversely affecting issuers of such obligations than a comparable municipal securities fund that is not so concentrated.

o The Fund is subject to income risk, which is the possibility that the Fund's dividends (income) will decline due to falling interest rates.

o The Fund is subject to prepayment risk, which is the risk that a debt security may be paid off and proceeds must be reinvested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rates.

o The Fund is subject to credit risk, which is the risk that the issuer of a security will fail to repay interest and principal in a timely manner.


o The Fund is subject to interest rate risk. Rising interest rates could cause the prices of debt securities to decrease and falling rates could cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.

o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o The Fund may invest up to 20% of its total assets at the time of purchase (but never more than 35% of its total net assets) in lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk of default in the payment of interest and principal and are subject to significant changes in price. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in the securities of a small number of issuers. This makes the Fund more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence.

For more detail on the principal risks summarized here, please see "Risks of Investing in the Funds" herein.

PRIOR PERFORMANCE

ANNUAL TOTAL RETURNS


The bar chart below shows the annual total returns for Select Shares of the Fund for the last five calendar years. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance is not necessarily an indicator of how the Fund will perform in the future.

         1996     -   3.72%
         1997     -   7.84%
         1998     -   6.03%
         1999     -   (0.65%)
         2000     -   10.54%

Since inception (April 3, 1995), the highest calendar quarter total return for Select Shares of the Fund was 3.79% (quarter ended December 31, 2000) and the lowest calendar quarter total return was (1.80%) (quarter ended June 30, 1999).


AVERAGE ANNUAL TOTAL RETURNS - COMPARISON


The table below shows how the Fund's average annual total returns for the past one and five calendar years and since inception, with respect to Select Shares, compare with the Lehman Brothers 5 Year Municipal Bond Index (the "Lehman Index") for the same periods. No prior performance is available for Advisor Shares of the Fund as Advisor Shares have not yet commenced investment operations. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one and five years and since inception compare with that of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                         Average Annual Total Returns as of 12/31/00

                        1 Year         5 Years         Since Inception
                        ------         -------         ---------------

Select Shares*.......   10.54%          5.44%               6.14%
Lehman Index.........    7.70%          4.96%               5.58%


* Commenced operations on April 3, 1995.

OFFIT NEW YORK MUNICIPAL FUND
FEES AND EXPENSES OF THE FUND


Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                                   Select            Advisor
                                                                                   Shares           Shares(1)
                                                                                   ------           ---------
SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge imposed on purchases                                           None              None
Maximum deferred sales charge                                                       None              None
Maximum sales charge imposed on reinvested dividends                                None              None
90 day redemption fee (as a percentage of amount redeemed)                          None            1.50%(2)
90 day exchange fee (as a percentage of amount exchanged)                           None            1.50%(2)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, shown as a percentage of average net assets)

Advisory fees...................................................................    0.35%             0.35%
Distribution  (Rule 12b-1) fees (before waiver)(3)..............................    None              0.25%
Other expenses(4)...............................................................    0.24%             0.49%
                                                                                    -----             -----
   Total annual Fund operating expenses (before waivers/
   reimbursements)..............................................................    0.59%             1.09%
Fee waivers(5)..................................................................    0.09%             0.09%
                                                                                    -----             -----
Net expenses....................................................................    0.50%             1.00%
                                                                                    =====             =====


(1)The Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing fees are included in the Fund's "Other expenses."


(2)You will be charged a 1.50% fee if you redeem or exchange Advisor Shares of the Fund within 90 days of purchase.


(3)The Rule 12b-1 fees for Advisor Shares of the Fund are currently being waived. This waiver may be terminated at any time without shareholder approval at the option of the Distributor.

(4)"Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Select and Advisor Shares. Since Advisor Shares of the Fund have not yet commenced investment operations, the amount set forth above for "Other expenses" for Advisor Shares is an estimate.

(5)These fees have been waived by the Adviser and/or Administrator as part of a contractual arrangement with the Company.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

o    you reinvested all dividends and distributions
o    the average annual total return was 5%
o the percentage amounts charged in "Total annual Fund operating expenses" for Select and Advisor Shares remain the same over the time periods
o    you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 YEAR       3 YEARS      5 YEARS      10 YEARS
                      ------       -------      -------      --------
Select Shares          $ 51         $189         $329          $ 738
Advisor Shares         $102         $347         $601         $1,329

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Select Share of the Fund. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in Select Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2000 has been audited by Ernst & Young LLP, whose unqualified report, along with the Fund's financial statements, is included in the Company's Annual Report dated December 31, 2000, which is available without charge upon request. The financial statements for the Fund for years prior to December 31, 2000 were audited by PricewaterhouseCoopers LLP, whose report expressed an unqualified opinion on those statements.

Advisor Shares of the Fund had not commenced investment operations as of December 31, 2000, therefore no financial highlights information is available for such shares.

                                                                                  SELECT SHARES(b)
                                                      -------------------------------------------------------------------------
                                                       FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR     FOR THE
                                                           ENDED          ENDED          ENDED          ENDED       YEAR ENDED
                                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                           2000           1999           1998           1997           1996
                                                      -------------- -------------- -------------- -------------- -------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................    $ 10.32        $ 10.82        $ 10.69        $ 10.40        $ 10.47
                                                         -------        -------        -------        -------        -------
 Net investment income ..............................       0.48           0.43           0.44           0.46           0.44
 Net realized and unrealized gain (loss) ............       0.58          (0.50)          0.19           0.34          (0.06)
                                                         -------        -------        -------        -------        -------
 Total income (loss) from investment operations .....       1.06          (0.07)          0.63           0.80           0.38
                                                         -------        -------        -------        -------        -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income ..............................      (0.48)         (0.43)         (0.44)         (0.46)         (0.44)
 Net realized gains .................................         --             --          (0.06)         (0.05)         (0.01)
                                                         -------        -------        -------        -------        -------
  Total dividends and distributions .................      (0.48)         (0.43)         (0.50)         (0.51)         (0.45)
                                                         -------        -------        -------        -------        -------
  Net change in net asset value per share ...........      (0.58)         (0.50)          0.13           0.29          (0.07)
                                                         -------        -------        -------        -------        -------
NET ASSET VALUE, END OF PERIOD ......................    $ 10.90        $ 10.32        $ 10.82        $ 10.69        $ 10.40
                                                         =======        =======        =======        =======        =======
TOTAL RETURN(a) .....................................      10.54%         (0.65)%         6.03%          7.84%          3.72%
Ratios/Supplemental Data:
Net assets at end of period (in thousands) ..........    $85,190        $68,228        $67,793        $42,046        $26,158
 Ratios to average net assets:
  Expenses* .........................................       0.50%          0.50%          0.50%          0.50%          0.55%
  Net investment income (loss) ......................       4.56%          4.09%          4.08%          4.22%          4.28%
PORTFOLIO TURNOVER RATE .............................        256%            93%           132%           144%            33%

------------
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntarily fee reductions and/or reimbursements had not occurred, the ratios would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)   As of December 31, 2000, there were no Advisor Shares outstanding.

                          OFFIT NATIONAL MUNICIPAL FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is to maximize total after-tax return, consistent with a prudent level of credit risk.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its total assets in a portfolio of municipal obligations, the interest from which is exempt from regular federal income taxes. In addition, at least 80% of the Fund's total assets will be invested in investment grade securities and at least 50% of the Fund's total assets will be invested in "high quality" securities (as defined in this Prospectus). The Fund may invest up to 20% of its total assets in taxable obligations and all or a portion of the Fund's dividends may be subject to the federal alternative minimum tax. The Fund's dollar weighted average maturity is not expected to exceed ten years.

PRINCIPAL RISK FACTORS

o    Investors may lose money.

o To the extent that the Fund deviates from its principal investment strategies, either as a result of the unavailability of suitable tax-exempt obligations or for other defensive purposes, its investment objective may not be achieved.

o The Fund is subject to income risk, which is the possibility that the Fund's dividends (income) will decline due to falling interest rates.


o The Fund is subject to interest rate risk. Rising interest rates could cause the prices of debt securities to decrease and falling rates could cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.


o The Fund is subject to prepayment risk, which is the risk that a debt security may be paid off and proceeds must be reinvested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rates.

o The Fund is subject to credit risk, which is the risk that the issuer of a security will fail to repay interest and principal in a timely manner.

o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o The Fund may invest up to 20% of its total assets at the time of purchase (but never more than 35% of its total net assets) in lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk of default in the payment of interest and principal and are subject to significant changes in price. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in the securities of a small number of issuers. This makes the Fund more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence.

For more detail on the principal risks summarized here, please see "Risks of Investing in the Funds" herein.

PRIOR PERFORMANCE

ANNUAL TOTAL RETURN


The bar chart below shows the annual total return for Select Shares of the Fund for the last three calendar years. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance over time. Past performance is not necessarily an indicator of how the Fund will perform in the future.

         1998     -   6.91%
         1999     -   0.14%
         2000     -  11.21%

Since inception (October 20, 1997), the highest calendar quarter total return for Select Shares of the Fund was 3.97% (quarter ended December 31, 2000) and the lowest calendar quarter total return was (1.76%) (quarter ended June 30, 1999).


AVERAGE ANNUAL TOTAL RETURNS - COMPARISON

The table below shows how the Fund's average annual total returns for the past calendar year and since inception, with respect to Select Shares, compare with the Lehman Brothers 5 Year Municipal Bond Index (the "Lehman Index") for the same periods. No prior performance is available for Advisor Shares of the Fund as Advisor Shares have not yet commenced investment operations. The table provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year and since inception compare with that of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                          Average Annual Total Returns as of 12/31/00

                              1 Year                Since Inception


Select Shares*..........       11.21%                    6.50%
Lehman Index............        7.70%                    4.99%

*    Commenced operations on October 20, 1997.

OFFIT NATIONAL MUNICIPAL FUND
FEES AND EXPENSES OF THE FUND


Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                                   Select            Advisor
                                                                                   Shares           Shares(1)
                                                                                   ------           ---------
SHAREHOLDER FEES (fees paid directly from your investment

Maximum sales charge imposed on purchases                                           None              None
Maximum deferred sales charge                                                       None              None
Maximum sales charge imposed on reinvested dividends                                None              None
90 day redemption fee (as a percentage of amount redeemed)                          None              1.50%(2)
90 day exchange fee (as a percentage of amount exchanged)                           None              1.50%(2)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, shown as a percentage of average net assets)

Advisory fees...................................................................    0.35%             0.35%
Distribution  (Rule 12b-1) fees (before waiver)(3)..............................    None              0.25%
Other expenses(4)...............................................................    0.45%             0.70%
                                                                                    -----             -----
   Total annual Fund operating expenses (before waivers/
   reimbursements)..............................................................    0.80%             1.30%
Fee waivers(5)..................................................................    0.30%             0.30%
                                                                                    -----             -----
Net expenses....................................................................    0.50%             1.00%
                                                                                    =====             =====


(1)The Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing fees are included in the Fund's "Other expenses."


(2)You will be charged a 1.50% fee if you redeem or exchange Advisor Shares of the Fund within 90 days of purchase.


(3)The Rule 12b-1 fees for Advisor Shares of the Fund are currently being waived. This waiver may be terminated at any time without shareholder approval at the option of the Distributor.

(4)"Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Select and Advisor Shares. Since Advisor Shares of the Fund have not yet commenced investment operations, the amount set forth above for "Other expenses" for Advisor Shares is an estimate.

(5)These fees have been waived by the Adviser and/or Administrator as part of a contractual arrangement with the Company.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

o    you reinvested all dividends and distributions
o    the average annual total return was 5%
o the percentage amounts charged in "Total annual Fund operating expenses" in the "Gross Expenses" columns for Select and Advisor Shares remain the same over the time periods
o    you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                     1 YEAR          3 YEARS         5 YEARS        10 YEARS
                     ------          -------         -------        --------
Select Shares         $ 51            $255            $444           $  990
Advisor Shares        $102            $412            $713           $1,568

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Select Share of the Fund. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in Select Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2000 has been audited by Ernst & Young LLP, whose unqualified report, along with the Fund's financial statements, is included in the Company's Annual Report dated December 31, 2000, which is available without charge upon request. The financial statements for the Fund for the periods prior to December 31, 2000 were audited by PricewaterhouseCoopers LLP, whose report expressed an unqualified opinion on those statements.

Advisor Shares of the Fund had not commenced investment operations as of December 31, 2000, therefore no financial highlights information is available for such shares.

                                                                                  SELECT SHARES(d)
                                                          -----------------------------------------------------------------
                                                           FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD FROM
                                                               ENDED          ENDED          ENDED       OCTOBER 20, 1997*
                                                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,         THROUGH
                                                               2000           1999           1998        DECEMBER 31, 1997
                                                          -------------- -------------- -------------- --------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ....................    $ 10.04        $ 10.43        $ 10.19           $ 10.00(e)
                                                             -------        -------        -------           -------
 Net investment income ..................................       0.47           0.41           0.40              0.08
 Net realized and unrealized gain (loss) ................       0.62          (0.39)          0.29              0.19
                                                             -------        -------        -------           -------
 Total income (loss) from investment operations .........       1.09           0.02           0.69              0.27
                                                             -------        -------        -------           -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income ..................................      (0.47)         (0.41)         (0.40)            (0.08)
 Excess of net investment income ........................       0.00              --            --                --
 Net realized gains .....................................         --              --         (0.05)               --
                                                             -------        -------        -------           -------
  Total dividends and distributions .....................      (0.47)         (0.41)         (0.45)            (0.08)
                                                             -------        -------        -------           -------
  Net change in net asset value per share ...............       0.62          (0.39)          0.24              0.19
                                                             -------        -------        -------           -------
NET ASSET VALUE, END OF PERIOD ..........................    $ 10.66        $ 10.04        $ 10.43           $ 10.19
                                                             =======        =======        =======           =======
TOTAL RETURN(a) .........................................      11.21%          0.14%          6.91%             2.70%(b)
Ratios/Supplemental Data:
Net assets at end of period (in thousands) ..............    $25,745        $19,044        $29,735           $ 2,805
 Ratios to average net assets:
  Expenses** ............................................       0.50%          0.50%          0.50%             0.50%(c)
  Net investment income (loss) ..........................       4.64%          3.96%          3.90%             3.95%(c)
PORTFOLIO TURNOVER RATE .................................        370%           299%           226%               46%

------------
*     Commencement of operations.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntarily fee reductions and/or reimbursements had not occurred, the ratios would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)   Not annualized.
(c)   Annualized.
(d)   As of December 31, 2000, there were no Advisor Shares outstanding.
(e)   Initial offering price.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE CALIFORNIA, NEW YORK, AND NATIONAL MUNICIPAL FUNDS

The California Municipal Fund's investment objective is to maximize total after-tax return for California residents, consistent with a prudent level of credit risk. The California Municipal Fund intends to invest, under normal market conditions, at least 65% of its total assets in a portfolio of municipal obligations, the interest from which is exempt from California State and local personal income taxes ("California Municipal Securities") and at least 80% of its total assets in obligations the interest on which is exempt from regular federal income taxes. California Municipal Securities are securities issued by the State of California and its various political subdivisions along with its agencies and instrumentalities and their various political subdivisions, and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands and Guam and their various political subdivisions. All or a portion of the Fund's dividends may be subject to the federal alternative minimum tax.

The New York Municipal Fund's investment objective is to maximize total after-tax return for New York residents, consistent with a prudent level of credit risk. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in a portfolio of municipal obligations, the interest on which is exempt from New York State, New York City and City of Yonkers personal income taxes ("New York Municipal Securities") and at least 80% of its total assets in obligations the interest on which is exempt from regular federal income taxes. New York Municipal Securities are securities issued by the State of New York and its various political subdivisions along with its agencies and instrumentalities and their various political subdivisions, and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands and Guam and their various political subdivisions. All or a portion of the Fund's dividends may be subject to federal alternative minimum tax. "Municipal Securities" as used in this Prospectus shall be used as a general reference to California and New York Municipal Securities.

The National Municipal Fund's investment objective is to maximize total after-tax return, consistent with a prudent level of credit risk. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in a portfolio of municipal obligations, the interest from which is exempt from regular federal income taxes ("Municipal Securities"). Municipal Securities are securities issued by states and their various political subdivisions along with agencies and instrumentalities of states and their various political subdivisions and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands and Guam and their various political subdivisions. All or a portion of the Fund's dividends may be subject to federal alternative minimum tax. See "Taxes". (Unless specifically referring to California Municipal Securities or New York Municipal Securities (as these terms are defined below), the term "Municipal Securities" shall be used as a general reference to Municipal, California Municipal and New York Municipal Securities.)

Each such Fund intends that, under normal market conditions, at least 50% of its total assets will be invested in "high quality" securities. For purposes of this Prospectus, high quality securities are those which are rated AA or better by S&P or by Fitch IBCA ("Fitch"), or Aa or better by Moody's or, if unrated, are determined by the Adviser to be of comparable quality, at the time of investment. Furthermore, under normal market conditions, at least 80% of each Fund's total assets will be invested in securities that are rated investment grade or better, or, if unrated, are determined by the Adviser to be of comparable quality, at the time of investment. Therefore, a Fund may invest up to 20% of its total assets in securities that are rated below investment grade, or which are unrated and determined by the Adviser to be of quality comparable to non-investment grade, at the time of investment. A Fund may retain in its portfolio any security whose rating (or quality as determined by the Adviser if such security is unrated) is downgraded after its acquisition by the Fund if the Adviser considers the retention of such security advisable. At no time, however, will more than 35% of a Fund's net assets consist of securities rated below investment grade or unrated securities determined by the Adviser to be of comparable quality. Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of principal and interest, than higher rated securities. See "Risks of Investing in the Funds-High Yield, High Risk Debt Securities."

Investment grade ratings in the case of municipal bonds are the four highest rating categories assigned by Moody's, S&P or Fitch, or determined by the Adviser to be of comparable quality. The four highest rating categories currently assigned by Moody's to municipal bonds are "Aaa", "Aa", "A" and "Baa"; the four highest rating categories assigned by S&P and Fitch to municipal bonds are "AAA", "AA", "A" and "BBB". A more complete description of the debt security ratings categories assigned by Moody's, S&P and Fitch is included in Appendix A to this Prospectus.

Although municipal obligations rated in the fourth highest rating category by Moody's (i.e., "Baa") or S&P or Fitch (i.e., "BBB") are considered investment grade, they may be subject to greater risks than other higher rated investment grade securities. Municipal obligations rated "Baa" by Moody's, for example, are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics as well. Municipal obligations rated "BBB" by S&P and Fitch are regarded as having an adequate capacity to pay principal and interest. Obligations rated BBB by Fitch are deemed to be subject to an increased likelihood that their rating will fall below investment grade than higher rated bonds.

Each such Fund's dollar-weighted average maturity is not expected to exceed ten years. Each Fund seeks to increase income and preserve or enhance total return by actively managing the average Fund maturity in light of market conditions and trends. Length of maturity influences sensitivity to interest rate changes, with the value of longer-maturity securities being generally more volatile than that of shorter-term securities. A Fund also may seek to hedge all or part of its assets against changes in securities prices by buying or selling interest rate futures contracts and options. The average portfolio maturity and duration, however, may be shortened from time to time depending on market conditions.

Municipal Securities. Municipal Securities are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The two principal classifications of Municipal Securities that may be held by each such Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from

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the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. In addition, the interest on private activity bonds issued after August 7, 1986 is subject to the federal alternative minimum tax. The Funds will not be restricted with respect to the proportion of their assets that may be invested in private activity obligations. Accordingly, the Funds may not be a suitable investment vehicle for individuals or corporations that are subject to the federal alternative minimum tax.

Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

The types of Municipal Securities in which each such Fund may invest include the following:

Municipal Bonds. Municipal bonds are debt obligations that are typically issued to obtain funds for various public purposes, such as construction of public facilities (e.g., airports, highways, bridges and schools). Municipal bonds at the time of issuance are generally long-term securities with maturities of as much as twenty years or more, but may have remaining maturities of shorter duration at the time of purchase by the Funds Municipal bonds that may be purchased by the Funds include, but are not limited to:

         Moral Obligation Securities. Moral obligation securities are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created that issuer.

         Pre-Refunded Municipal Securities. The principal of and interest on pre-refunded Municipal Securities are no longer paid from the original revenue source for such securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities.

         Insured Bonds. Insured Municipal Securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a Fund to receive only the face or par value of the securities held by such Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of a Fund.

         Resource Recovery Bonds. Resource recovery bonds may be general obligations of the issuing municipality or supported by project revenues or corporate or bank guarantees. The viability of the resource recovery project, environmental protection regulations and

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         project operator tax incentives may affect the value and credit quality of resource recovery bonds.

Municipal Notes. Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes generally have maturities at the time of issuance of three years or less. Municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. Municipal notes that may be purchased by the Funds include, but are not limited to:

         Tax Anticipation Notes. Tax anticipation notes ("TANs") are sold as interim financing in anticipation of collection of taxes. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such factors as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

         Bond Anticipation Notes. Bond anticipation notes ("BANs") are sold as interim financing in anticipation of a bond sale. The ability of a municipal issuer to retire its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

         Revenue Anticipation Notes. Revenue anticipation notes ("RANs") are sold as interim financing in anticipation of receipt of other revenues. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs.

         TANs, BANs and RANs may be general obligations of the issuer.

Floating or Variable Rate Obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the interest rate thereunder to vary and provide for periodic adjustments in the interest rate. The Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

Custodial Receipts or Certificates. Custodial receipts or certificates are undivided interests in underlying securities issued by a bank, insurance company or other financial institution which possesses such underlying securities. The issuer of the custodial receipts or certificates typically deposits the underlying securities in an irrevocable trust or custodial account with a custodian bank. The Funds may purchase participation certificates that represent interests in obligations that may otherwise be purchased by the Funds. A Fund's undivided interest in the underlying obligations is the proportion that the Fund's interest bears to the total principal amount of such obligations. Certain of such participation certificates, sometimes called tender option bonds, may

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carry a demand feature that would permit the holder to tender them back to the issuer or to a third party prior to maturity.

Municipal Lease Obligations. Municipal lease obligations are entered into by a State or a political subdivision to finance the acquisition or construction of equipment, land or facilities. Municipal lease obligations do not constitute general obligations of the issuer and the interest on a municipal lease obligation may become taxable if the lease is assigned. If the governmental user does not appropriate sufficient funds for the following year's lease payments, the lease will terminate, with the possibility of default on the lease obligations and loss to the Funds. Disposition of the property in the event of foreclosure may prove difficult. The Funds may purchase unrated municipal lease obligations. In such case, the Company's Board of Directors will be responsible for determining the credit quality of such leases on an ongoing basis, including the assessment of the likelihood that the lease will not be canceled. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities.

Variable Rate Auction Securities and Inverse Floaters. Variable rate auction securities and inverse floaters are instruments created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable rate instruments. The interest rate on the variable rate auction portion reflects short-term interest rates, while the interest rate on the inverse floater portion is typically higher than the rate available on the original fixed-rate bond. Changes in the interest rate paid on the portion of the issue relative to short-term interest rates inversely affect the interest rate paid on the latter portion of the issue. The latter portion therefore is subject to greater price volatility than the original fixed-rate bond. Since the market for these instruments is new, the holder of one portion may have difficulty finding a ready purchaser. Depending on market availability, the two portions may be recombined to form a fixed-rate municipal bond.

Municipal Commercial Paper. Municipal commercial paper that may be purchased by the Funds includes short-term obligations of a state, regional or local governmental entity. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or as interim construction financing. Municipal commercial paper, which may be unsecured, may be backed by a letter of credit lending agreement, note repurchase agreement or other credit facility agreement offered by banks or other institutions.

From time to time, each such Fund may invest 25% or more of its assets in any obligations whose debt service is paid from revenues of similar projects (such as utilities or hospitals) or whose issuers share the same geographic location. As a result, a Fund may be more susceptible to a single economic, political or regulatory development than would a portfolio of securities with a greater variety of issuers. These developments include proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products.

In California, municipal bonds may also be secured by property taxes in specially created districts (Mello-Roos bonds or Special Assessment bonds), tax allocations based on increased

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property tax assessments over a specified period, frequently for redevelopment projects, or specified redevelopment area sales tax allocations.

Because the California Municipal and New York Municipal Funds will invest primarily in obligations issued by a single state (i.e., California and New York, respectively) and such state's counties, municipalities and other public authorities and their agencies and instrumentalities and their various political subdivisions, they are more susceptible to factors adversely affecting issuers of such obligations than a comparable municipal securities fund that is not so concentrated. See "Risks of Investing in the Funds-Municipal Securities" in this Prospectus, and "Appendix A: Special Factors Affecting the California Municipal Fund" and "Appendix B: Special Factors Affecting the New York Municipal Fund" in the Statement of Additional Information for further information.

Other Permitted Investments. Each such Fund may invest up to 35% of its assets in taxable obligations, including taxable high-quality short-term money market instruments in the following circumstances: (a) when, in the opinion of the Adviser, the inclusion of taxable securities will enhance the expected after-tax return of a Fund; (b) pending investment of the proceeds of sales of shares of a Fund or sales of portfolio securities; (c) pending settlement of purchases of portfolio securities; or (d) to maintain liquidity for the purpose of meeting anticipated redemptions or exchanges.

Each Fund may invest in the following taxable high-quality short-term money market instruments: (i) obligations of the U.S. Government and its agencies and instrumentalities ("U.S. Government Securities"); (ii) commercial paper of issuers rated, at the time of purchase, "A-1" by S&P, "P-1" by Moody's, or "F-1" or better by Fitch or which if unrated, in the opinion of the Adviser, are of comparable quality; (iii) certificates of deposit, bankers' acceptances or time deposits of any bank whose long-term debt obligations have been rated "AAA" by S&P or "Aaa" by Moody's; and (iv) repurchase agreements with respect to such obligations.

In addition, the California Municipal and New York Municipal Funds may, during seasonal variations or other shortages in the supply of suitable California or New York Municipal Securities, as the case may be, invest more than 35% of its total assets in Municipal Securities issued by other states, their agencies or instrumentalities the interest on which is exempt from federal income tax, but not California or New York State and local personal income taxes, as the case may be, if, in the opinion of the Adviser, adverse conditions prevail in the market for California Municipal Securities or New York Municipal Securities (including conditions under which such obligations are unavailable for investment).

Each Fund may, for temporary defensive purposes, invest without limitation in taxable, high quality short term money market instruments if, in the opinion of the Adviser, adverse conditions prevail in the markets for municipal securities (including conditions under which such obligations are unavailable for investment). Any net interest income derived from taxable securities and distributed by a Fund will be taxable as ordinary income when distributed. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Funds may temporarily hold cash (U.S. dollars, foreign currencies or

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multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

To the extent that the Funds deviate from their investment policies as a result of the unavailability of suitable obligations or for other defensive purposes, their investment objectives may not be achieved.

RISKS OF INVESTING IN THE FUNDS

GENERAL

Each Fund's NAV will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the securities held by each Fund generally fluctuates, to varying degrees and depending on the objectives and policies of the Fund, based on, among other things, (i) interest rate movements and, for debt securities, their duration,
(ii) changes in the actual and perceived creditworthiness of the issuers of such securities, (iii) changes in any applicable foreign currency exchange rates,
(iv) social, economic or political factors, (v) factors affecting the industry in which the issuer operates, such as competition or technological advances, and
(vi) factors affecting the issuer directly, such as management changes or labor relations. There is no assurance that any Fund will achieve its investment objectives.

INTEREST RATE FLUCTUATIONS AND CREDIT RISK

The performance of the Funds depends in part on interest rate changes. As interest rates increase, the value of the fixed income securities held by a Fund tends to decrease. This effect will be more pronounced with respect to investments by a Fund in mortgage-related securities, the value of which are more sensitive to interest rate changes. To the extent a Fund invests in securities with longer maturities, the volatility of the Fund in response to changes in interest rates can be expected to be greater than if the Fund had invested in comparable securities with shorter maturities. The performance of the Funds will also depend on the credit quality of their investments.

SECURITIES OF NON-U.S. ISSUERS

Each of the Funds (other than the Municipal Funds) may invest all or some portion of its assets in securities of non-U.S. issuers. You should recognize that investing in securities of non-U.S. issuers involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. Further, certain investments of these Funds, and investment techniques in which they may engage involve risks, including those set forth below. There is generally no limit on the amount that the Emerging Markets Bond or Total Return Funds may invest in issuers located in any one country, or in securities denominated in the currency of any one country. Therefore, to the extent the Fund concentrates its investments in only a few countries, it may be more susceptible to factors adversely affecting particular countries than comparable funds that are not so concentrated.

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Social, Political and Economic Factors. Many countries in which the High Yield,
Emerging Markets Bond, Latin America Equity, Total Return, Global Debt and Global Convertible Funds will invest, and the Latin American and other emerging market countries in particular, may be subject to a substantially greater degree of social, political and economic instability than is the case in the United States, Japan and Western European countries. Such instability may result from, among other things, some or all of the following: (i) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; and (v) drug trafficking. Social, political and economic instability could significantly disrupt the principal financial markets in which the Funds invest and adversely affect the value of the Funds' assets.

Individual foreign economies in general and those of Latin American and other emerging market countries in particular, may differ favorably or unfavorably and significantly from the U.S. economy in such respects as the rate of growth of gross domestic product or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. Governments of many of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in many countries, including Latin American and other emerging market countries, which could affect private sector companies and the Funds, and on market conditions, prices and yields of securities in the Funds' portfolios. There may be the possibility of nationalization or expropriation of assets, or future confiscatory levels of taxation affecting the Funds. In the event of nationalization, expropriation or other confiscation, a Fund may not be fairly compensated for its loss and could lose its entire investment in the country involved.

Investment And Repatriation Restrictions. Investment by the Funds in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain of such issuers or countries and may increase the costs and expenses of the Funds. For example, certain countries require governmental approval prior to investments by foreign persons in the country or in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may also restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. As a result of investment restrictions the Funds may, in certain countries, such as Mexico, invest through intermediary vehicles or trusts. In addition, the repatriation of both investment income and capital from some of these countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Funds.

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The Funds could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. If, because of restrictions on repatriation or conversion, a Fund was unable to distribute substantially all of its net investment income and net capital gain within applicable time periods, the Fund could be subject to U.S. federal income and excise taxes which would not otherwise be incurred and may cease to qualify for the favorable tax treatment afforded to regulated investment companies under Internal Revenue Code of 1986, as amended (the "Code"), in which case it would become subject to U.S. federal income tax on all of its income and gains. See "Taxes" below.

Currency Fluctuations. To the extent that a Fund invests in the securities of non-U.S. issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of each Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, and you should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Euro Risk. Upon the introduction of the European common currency, the euro, the participating countries ceased to retain control of their respective monetary policies and agreed to follow a single monetary policy established by the European Central Bank. For participating countries, adopting the same monetary policy, regardless of the conditions of their domestic economies, could have a negative impact on their economies. Some of the economic criteria for the participating countries include the following: a sustainable budget deficit less than 3% of Gross Domestic Product (GDP), public debt less than 60% of GDP, low inflation and interest rates and no currency devaluations within two years of application. Some of the original participating countries do not yet meet these standards, but are expected to be compliant before 2002. Countries joining later may have to be in strict accord before entering the European Monetary Union, or at least be well along the path to achieving them. So far, the transition seems to be progressing smoothly, but there has been resistance to some of the more stringent terms. Therefore, it is unclear whether complete economic and monetary convergence will be attained as planned.

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Inflation. Many countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of these countries and Latin American and other emerging market countries in particular. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

Market Characteristics; Differences in Securities Markets. The securities markets in many countries, and in Latin American and other emerging market countries in particular, generally have substantially less volume than the New York Stock Exchange, and equity securities of most companies listed on such markets may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges outside of the United States and in Latin American and other emerging market countries, to the extent that established securities markets even exist, are in the earlier stages of their development. A high proportion of the shares of many foreign companies may be held by a limited number of persons, which may limit the number of shares available for investment by the Funds. A limited number of issuers in most, if not all, of these securities markets may represent a disproportionately large percentage of market capitalization and trading volume. In addition, the application of certain 1940 Act provisions may limit the Funds' ability to invest in certain non-U.S. issuers and to participate in public offerings in these countries. The limited liquidity of certain non-U.S. securities markets may also affect the Funds' ability to acquire or dispose of securities at the price and time it wishes to do so.

Many companies traded on securities markets in foreign countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets and with respect to such companies, which may contribute to increased volatility and reduced liquidity of such markets or such securities. Accordingly, each of these markets and companies may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of these countries experience rapid increases in their money supplies and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. In addition, risks due to the lack of modern technology, the lack of a sufficient capital base to expand business operations, the possibility of permanent or temporary termination of trading, and greater spreads between bid and ask prices may exist in such markets.

Trading practices in certain foreign securities markets are also significantly different from those in the United States. Brokerage commissions and other transaction costs on the securities exchanges in many countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in certain countries, and, in Latin American and other emerging market countries in particular, are less developed and less reliable than those in

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the United States and the Funds may be subject to delays or other material difficulties and could experience a loss if a counterparty defaults. Delays in settlement could result in temporary periods when assets of the Funds are uninvested and therefore no return is earned. The inability of a Fund to make intended security purchases due to settlement problems could cause such Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if such Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Non-U.S. Subcustodians. Rules adopted under the 1940 Act permit the Funds, to the extent they invest outside the U.S., to maintain their non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in non-U.S. countries may not be eligible subcustodians for the Funds, in which event the Funds may be precluded from purchasing securities in which they would otherwise invest, and other banks that are eligible subcustodians may be recently organized or otherwise lack extensive operating experience. At present, custody arrangements complying with the requirements of the Securities and Exchange Commission ("SEC") are available in each of the countries in which the Adviser intends to invest. In certain countries in which the Funds may make investments, there may be legal restrictions or limitations on the ability of the Funds to recover assets held in custody by subcustodians in the event of the bankruptcy of the subcustodian.

Government Supervision; Legal Systems. Disclosure and regulatory standards in certain foreign countries, including Latin American and other emerging market countries, are in many respects less stringent than U.S. standards. There may be less government supervision and regulation of securities exchanges, listed companies and brokers in these countries than exists in the United States. Brokers in some countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Funds to a risk of loss. Less information may be available to the Funds than with respect to investments in the United States and, in certain of these countries, less information may be available to the Funds than to local market participants. In addition, existing laws and regulations are often inconsistently applied. Foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Financial Information and Standards. Non-U.S. issuers may be subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of certain non-U.S. issuers may not reflect their financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition

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of those issuers and securities markets. Moreover, substantially less information may be publicly available about non-U.S. issuers than is available about U.S. issuers.

Foreign Taxes. A Fund's investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing that Fund's net investment income. For more information about tax risks related to the Funds, see "Taxes" below and "Additional Information Concerning Dividends, Distributions and Taxes" in the Statement of Additional Information.

HIGH YIELD, HIGH RISK DEBT SECURITIES


General. The High Yield, Emerging Markets Bond, Total Return and Global Convertible Funds may invest all or substantially all of their respective assets, the Global Debt Fund may invest up to 25% of its total assets and the Latin America Equity and the Municipal Funds may invest up to 20% of their total assets, in high yield, high risk debt securities. High yield, high risk debt securities are those debt securities rated below investment grade and unrated securities of comparable quality. They offer yields that fluctuate over time, but which generally are superior to the yields offered by higher-rated securities. However, securities rated below investment grade also involve greater risks, including greater price volatility and a greater risk of default in the timely payment of principal and interest, than higher-rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which the Funds may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or Fitch (i.e., rated C by Moody's or D by S&P or Fitch). Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever attaining investment grade standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these lower- and lowest-rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Funds with a commensurate effect on the value of their respective shares. Therefore, an investment in the Funds should not be considered as a complete investment program for all investors.


The secondary markets for high yield, high risk corporate and sovereign debt securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield, high risk debt securities are characterized by relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield, high risk debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating NAV. If a Fund is

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not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Company's Board of Directors to value such Fund's portfolio securities and the Company's Directors may have to use a greater degree of judgment in making such valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect each Fund's ability to sell securities at their fair value. In addition, each of the Funds may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield, high risk debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in a Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may increase.


The ratings of fixed income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. You should be aware, however, that they are subject to certain limitations. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A to this Prospectus for a description of such ratings.


Fixed Income Debt Securities. Each of the Funds (other than the Municipal Funds) may invest in fixed income debt securities. Changes in market yields will affect a Fund's NAV as prices of fixed income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual issuer developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Corporate issuers of securities valued below investment grade and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Many fixed income securities, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for such Fund.

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Sovereign Debt Securities. Each of the Funds (other than the Municipal Funds)
may invest in sovereign debt securities. Investing in sovereign debt securities will expose the Funds to the direct or indirect consequences of political, social or economic changes in the countries, including developing or emerging countries such as those in Latin America, that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Emerging and developing countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the obligor's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such a default occurs, the Funds may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders

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of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries, including those in Latin America, are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Funds may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

In addition to high yield foreign sovereign debt securities, the Funds may also invest in foreign corporate securities. For a discussion of such securities and their associated risks, see "Securities of Non-U.S. Issuers", above.

MORTGAGE SECURITIES

The investment characteristics of mortgage-related securities differ from traditional debt securities. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, the adjustability of interest rates, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. During periods of declining interest rates, prepayment rates can be expected to accelerate. Under certain interest rate and prepayment rate scenarios, the Mortgage Securities Fund may fail to recoup fully its investment in mortgage-backed securities (and incur capital losses) notwithstanding a direct or indirect governmental or agency guarantee. In general, changes in the rate of prepayments on a mortgage-related security will change that security's market value and its yield to maturity. When interest rates fall, high prepayments could force the Mortgage Securities Fund to reinvest principal at a time when investment opportunities are not attractive. Thus, mortgage-backed securities may not be an effective means for the Mortgage Securities Fund to lock in long-term interest rates. Conversely, during periods when interest rates rise, slow prepayments could cause the average life of the security to lengthen and the value to decline more than anticipated. However, during periods of rising interest rates, principal repayments by mortgage-backed securities allows the Mortgage Securities Fund to reinvest at increased interest rates.

Mortgage-related securities issued by private issuers in the U.S. may entail greater risk than mortgage-related securities that are guaranteed by the U.S. Government, its agencies or

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instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (1) liquidity protection; and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments of, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

MUNICIPAL SECURITIES

Concentration. Because the California Municipal and New York Municipal Funds will invest primarily in obligations issued by the States of California and New York, respectively, and their agencies, instrumentalities and various political subdivisions, these Funds are more susceptible to factors adversely affecting issuers of such obligations than comparable municipal securities funds that are not so concentrated.

California Issuers. California is experiencing significant financial difficulties, which have reduced its credit standing. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate further, its credit ratings could be further reduced,

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the market value and marketability of all outstanding notes and bonds issued by
California, its public authorities or local governments could be adversely affected, and the income derived by the California Municipal Fund and its ability to preserve capital and liquidity could be adversely affected. See "Appendix A: Special Factors Affecting the California Municipal Fund" in the Statement of Additional Information for further information.

New York Issuers. New York State, New York City and other issuers of New York Municipal Securities have, at various times in the past, encountered financial difficulties. A continuation or recurrence of the financial difficulties previously experienced by the issuers of New York Municipal Securities could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Securities and the income derived by the Fund and its ability to preserve capital and liquidity could be adversely affected. See "Appendix B:
Special Factors Affecting the New York Municipal Fund" in the Statement of Additional Information for further information.

Liquidity. The Adviser believes that, in general, the secondary market for municipal obligations is less liquid than that for most taxable fixed income securities. Consequently, the ability of each Fund to buy and sell municipal obligations may, at any particular time and with respect to any particular securities, be limited. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as information about corporations whose securities are publicly traded. Obligations of issuers of municipal obligations may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. Bankruptcy Code and applicable state laws, which could limit the ability of the Funds to recover payments of principal or interest on such securities.

Callable Securities. Certain tax exempt securities which may be held by each such Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem tax exempt securities held by a Fund during a time of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and may not be able to reinvest the proceeds in tax exempt securities providing as high a level of investment return as the securities redeemed. For additional considerations relating to the Funds' investments in tax-exempt securities, including investing in municipal leases, see "Non-Primary Investment Strategies and Related Risks" in the Statement of Additional Information.

Taxes. All or a portion of each Municipal Fund's dividends may be subject to alternative minimum tax and the National Municipal Fund's dividends may be subject to state or local taxation. In addition, each of these Funds may invest up to 20% of their respective assets in non-municipal obligations. Certain provisions in the Code relating to the issuance of municipal obligations impose restrictions on the volume of municipal obligations qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the tax exempt securities available for purchase by the Funds and thus reduce available yield. Legislative proposals that may further restrict or eliminate the federal income tax exemption for interest on municipal obligations may be introduced in the future. See "Taxes" below.

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CONVERTIBLE SECURITIES

General. Each Fund (other than the U.S. Government Securities Fund, the Mortgage Securities Fund and the Municipal Funds) may invest in convertible securities. Set forth below is additional information concerning traditional convertible securities and "synthetic" convertible securities.

Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. The Funds may enter into foreign currency hedging transactions in which they may seek to reduce the impact of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value."

To the extent there are changes in interest rates or yields of similar non-convertible securities, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the underlying common stock, the conversion value is below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value. If no capital appreciation occurs on the underlying common stock, a premium may not be fully recovered.

Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for

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redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security.

Synthetic Convertible Securities. "Synthetic" convertible securities are created by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed income ("fixed income component") and the right to acquire equity securities ("convertibility component"). The fixed income component is achieved by investing in nonconvertible fixed income securities such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in warrants, exchanges or NASDAQ-listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

A warrant is an instrument issued by a corporation that gives a holder the right to subscribe to a specified amount of capital stock at a set price for a specified period of time. Warrants involve the risk that the price of the security underlying the warrant may not exceed the exercise price of the warrant and the warrant may expire without any value. See "Hedging and Derivatives" below for a discussion of call options and stock index call options.

A synthetic convertible security differs from a traditional convertible security in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its fixed income component and its convertibility component. For this reason, the values of a synthetic convertible security and a traditional convertible security will respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Synthetic convertible securities may be selected where the two components represent one issuer or are issued by a single issuer, thus making the synthetic convertible security similar to a traditional convertible security. Alternatively, the character of a synthetic convertible security allows the combination of components representing distinct issuers which will be used when the Adviser believes that such a combination would better promote a Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased or sold separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the call option or warrant. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible security includes the fixed income component as well, the

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holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed income instrument.

SHORT SALES

Short sales by the Funds involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The Funds are permitted to engage in short sales only with respect to securities related to those in their portfolios. The Adviser therefore expects that if the price of the securities a Fund is required to replace in connection with a short sale increases, the value of the related securities in the Fund's portfolio will also increase, although not necessarily in the same proportion.

NON-DIVERSIFIED FUNDS

Each Fund is classified as a "non-diversified" fund under the 1940 Act, which means that the Funds are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Each Fund, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company. Thus, a Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities.

HEDGING AND DERIVATIVES

Each of the Funds may be authorized to use a variety of investment strategies described below to hedge various market risks (such as, to the extent applicable, interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by a Fund, or to seek to increase the Fund's income or gain. Limitations on the portion of a Fund's assets that may be used in connection with the investment strategies described below are set out in Appendix B to this Prospectus.

A Fund may (if and to the extent so authorized and consistent with the Fund's objective and policies) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions, and enter into currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and Derivatives"). A Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and a Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Derivatives may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by a Fund resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its

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

securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a Fund's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. A Fund may use any or all types of Hedging and Derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Derivatives will be a function of numerous variables, including market conditions. The ability of a Fund to utilize Hedging and Derivatives successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a Fund's securities. None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, and non-hedging purposes to the extent permitted by CFTC regulations; provided that a Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts would not exceed 5% of the liquidation value of such Fund's portfolio; provided further, than in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Hedging and Derivatives will require that a Fund segregate cash, U.S. government securities or other liquid assets to the extent such Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.


To the extent a Fund conducts Hedging and Derivatives activities outside the United States, such transactions may be subject to political, economic and legal risks that are distinct from domestic transactions. Such risks are similar to those applicable to investment in foreign securities described under "Securities of Non-U.S. Issuers" above.


The Funds will not be obligated to pursue any of the Hedging and Derivatives strategies and the Funds make no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Funds' ability to pursue certain of these strategies may be limited by current economic conditions, the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the SEC, the CFTC, the Code or their investment objectives and policies, the Funds may utilize, without limitation, Hedging and Derivatives.


A detailed discussion of various Hedging and Derivatives strategies including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions appears in Appendix B. Risks associated with Hedging and Derivatives are also described in Appendix B to this Prospectus.


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MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER


The OFFIT Investment Fund, Inc. (the "Company") receives investment advisory services from OFFITBANK, whose principal address is 520 Madison Avenue, New York, New York 10022 (the "Adviser" or "OFFITBANK"). OFFITBANK is a subsidiary of the Wachovia Corporation, a leading bank holding company with Wachovia Bank, NA as its principal subsidiary. OFFITBANK manages each Fund's business and investment activities, subject to the authority of the Company's Board of Directors. OFFITBANK's principal business is providing discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. OFFITBANK specializes in global fixed income asset management and offers its clients a complete range of investments in the major capital markets of the world. OFFITBANK currently manages approximately $11 billion in assets and serves as investment adviser to twenty registered investment company portfolios. Stephen T. Shapiro serves as the portfolio manager for the High Yield Fund. Mr. Shapiro is a Managing Director of OFFITBANK and has been associated with OFFITBANK since 1983. Richard M. Johnston and Richard C. Madigan serve as portfolio managers of the Emerging Markets Bond Fund. Mr. Johnston is a Managing Director of OFFITBANK and has been director of OFFITBANK's Latin American investments since 1991. Mr. Madigan co-heads OFFITBANK's emerging markets investment team and has been associated with OFFITBANK since 1998. From 1996 to 1998, Mr. Madigan was Vice President and Principal of the Emerging Markets Fixed Income Institutional Sales group at JP Morgan Securities, Inc. and from 1994 to 1996, Mr. Madigan was Vice President and Principal of the Cross Border Finance Group at Citicorp Securities, Inc. Mr. Johnston and Scott D. McKee serve as the portfolio managers for the Latin America Equity Fund. Mr. McKee has been associated with OFFITBANK since February 2000. From 1994 to 2000, Mr. McKee established and led JP Morgan's emerging markets corporate research team. Dr. Wallace Mathai-Davis will serve as portfolio manager of the Global Convertible Fund. Dr. Mathai-Davis is the Chairman of the Board and President of the Company and a Managing Director of OFFITBANK and has been associated with OFFITBANK since 1986. Stephen Blitz and Isaac Frankel serve as the portfolio managers of the U.S. Government Securities, Mortgage Securities and Total Return Funds and will also serve as portfolio managers of the Investment Grade Global Debt Fund. Mr. Blitz is a Managing Director of OFFITBANK and has been associated with OFFITBANK since 1989. Mr. Frankel has been associated with OFFITBANK since 1999. From 1994 to 1999, Mr. Frankel was Executive Vice President at Andrew M. Carter & Company, where he developed and implemented a fixed income relative value strategy for endowment and corporate pension accounts. Carolyn N. Dolan and Michael Pietronico serve as the portfolio managers for the New York Municipal Fund. Ms. Dolan has been associated with OFFITBANK since 1983, with responsibilities for OFFITBANK's tax sensitive and cross market portfolios. Mr. Pietronico has been associated with OFFITBANK since 1992 and specializes in municipal securities. John H. Haldeman, Jr. and Mr. Pietronico serve as the portfolio managers of the National Municipal and California Municipal Funds. Mr. Haldeman is a Managing Director of OFFITBANK and has been associated with OFFITBANK since 1988, with responsibilities in fixed income portfolio management, specializing in municipal securities.

For the fiscal year ended December 31, 2000, OFFITBANK received the following fees, after waivers and reimbursements, as a percentage of the following Fund's average net assets: High Yield Fund-0.71%, Emerging Markets Bond Fund-0.90%, Latin America Equity Fund-0.98%, Total Return Fund-0.02%, U.S. Government Securities Fund-0.26%, Mortgage Securities Fund-0.23%, California Municipal Fund-0.20%, New York Municipal Fund-0.29% and National Municipal Fund-0.24%.




On April 16, 2001, First Union Corporation and Wachovia Corporation announced that they have entered into a definitive agreement for a merger of equals which will result in the creation of a new company called Wachovia Corporation. The transaction is expected to close in the third quarter of 2001 and is subject to normal shareholder and regulatory approvals. Integration activities will be carefully carried out over a three-year period, and are not expected to have a significant effect on the Funds. For more information, please refer to the joint proxy statement/prospectus regarding the proposed transaction which can be obtained when it becomes available without charge at the SEC's Internet site (http://www.sec.gov).



The following chart shows the Company's other service providers and includes their addresses and principal activities.

                                    [CHART]

                                             SHAREHOLDERS
Distribution and
Shareholder
Services


           PRINCIPAL DISTRIBUTOR                                         TRANSFER AGENT
       OFFIT Funds Distributor, Inc.                                       PFPC Inc.
             3200 Horizon Drive                                       400 Bellevue Parkway
         King of Prussia, PA 19406                                    Wilmington, DE 19809

       Distributes the Fund's shares.                       Handles shareholder services, including
                                                           recordkeeping and statements, distribution
                                                          of dividends and processing of buy and sell
                                                                           requests.



Asset
Management


           INVESTMENT ADVISER                                             CUSTODIAN
               OFFITBANK                                             The Bank of New York
           520 Madison Avenue                                              ("BONY")
        New York, NY 10022-4213                             100 Church Street Station, 10th Floor
                                                                      New York, NY 10286
    Manages the Funds' business and
         investment activities.                         Serves as custodian of the assets of the Fund.
                                                        The custodian settles all portfolio trades and
                                                       collects most of the valuation data required for
                                                       calculating the Funds' net asset value ("NAV").

Fund
Operations


                ADMINISTRATOR AND
              FUND ACCOUNTING AGENT
                    PFPC Inc.
               400 Bellevue Parkway
               Wilmington, DE 19809

   Provides facilities, equipment and personnel to carry out administrative services related to the Fund and calculates the Funds' NAV, dividends and distributions.

                                           BOARD OF DIRECTORS

                                     Supervises the Funds' activities

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

Shares of the Funds are priced at their net asset value ("NAV"). The NAV of each Fund is calculated as follows:

             Value of Assets Attributable to a Class
  NAV =  -   Value of Liabilities Attributable to the same Class
             ---------------------------------------------------
             Number of Outstanding Shares of the Class

Each Fund's NAV is calculated once daily at 4:00 p.m. Eastern Time, Monday through Friday on each day that the New York Stock Exchange (the "Exchange") is open. Each Fund will effect purchases or redemptions of Fund shares at the next NAV calculated after receipt of your order or request in proper form.


Foreign and domestic equity securities held by a Fund are valued using the closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. If the last sale price is unavailable, the last available quote or last bid price is normally used. Debt securities held by a Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. If market quotations are unavailable or if an event occurs after the close of an exchange that is expected to materially affect the value of a security held by the Fund, securities and other assets will be valued at fair value as determined in good faith by the Adviser according to procedures adopted by the Company's Board of Directors.


If a Fund holds foreign equity securities, the calculation of that Fund's NAV will not occur at the same time as the determination of the value of the foreign equity securities in the Fund's portfolio, since these securities are traded on foreign exchanges. Additionally, if the foreign equity securities held by a Fund trade on days when that Fund does not price its shares, the NAV of the Fund's shares may change when shareholders will not be able to purchase or redeem the Fund's shares.

PURCHASE OF FUND SHARES

SELECT SHARES

You may purchase Select Shares of each Fund at the NAV per share next calculated after your order is received by the Transfer Agent in proper form. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company's records, which will show all of your transactions and the balance of the shares you own. You can only purchase Select Shares of each Fund on days that the Exchange is open and through the means described below.

Initial Investment By Mail. Subject to acceptance by the Company, an account may be opened by completing and signing an Account Application and mailing it to the Company at the address noted below, together with a check payable to The OFFIT Investment Fund, Inc.:

The OFFIT Investment Fund, Inc.
c/o PFPC Inc.
P.O. Box 8701
Wilmington, DE 19899

The Fund(s) to be purchased should be designated on the Account Application. Subject to acceptance by the Company, payment for the purchase of Select Shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Company's custodian bank by a Federal Reserve Bank) before acceptance by the Company. No third party endorsed checks or foreign checks will be accepted.

Initial Investment By Wire. Subject to acceptance by the Company, Select Shares of each Fund may be purchased by wiring federal funds to PNC Bank (see instructions below). A completed Account Application should be forwarded to the Company at the address noted above under "Initial Investment by Mail" in advance of the wire. For each Fund, notification must be given to the Company at 1-800-618-9510 prior to 4:00 p.m., New York time, on the business day prior to the wire date. (Prior notification must also be received from investors with existing accounts.) Funds should be wired to:

PNC Bank
Philadelphia, Pennsylvania
ABA# 031-0000-53
Account # 86-0179-1617
F/B/O The OFFIT Investment Fund, Inc.
Ref. (Fund Name and Account Number)

Federal funds purchases will be accepted only on a day on which the Company and PNC Bank are open for business.

Additional Investments. Additional investments may be made at any time by purchasing Select Shares of any Fund at NAV by mailing a check made payable to The OFFIT Investment Fund, Inc. to the address noted above under "Initial Investment by Mail" or by wiring monies to the custodian bank as outlined above under "Initial Investment by Wire." For each Fund, notification must be given to the Company at 1-800-618-9510 prior to 4:00 p.m., New York time, on the business day prior to the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected, which may take seven to fifteen days from the purchase date.

Shareholder Organizations. Select Shares of the Company's Funds may also be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others ("Shareholder Organizations"). Investors purchasing and redeeming shares of the Funds through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Company does not pay to or receive compensation from Shareholder Organizations for the sale of Select Shares. The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

IRA Accounts. The Company has an Individual Retirement Account ("IRA") form available which may be obtained from the Distributor that permits the IRA to invest in Select Shares of the Funds. The minimum investment for all such retirement plans is $250,000. Investors desiring information regarding investments through IRAs should write or telephone the Company at 1-800-618-9510.

ADVISOR SHARES

All purchase orders for Advisor Shares must be placed through a Shareholder Servicing Agent, which is a financial institution that has entered into an agreement with the Company to provide various shareholder services to the beneficial owners of Advisor Shares. Orders for purchases of Advisor Shares will be executed at the NAV per share next determined after an order has been transmitted to and accepted by the Distributor. Advisor Shares are subject to such investment minimums and other terms and conditions as may be imposed by Shareholder Servicing Agents from time to time. For further information as to how to direct a Shareholder Servicing Agent to purchase Advisor Shares of any Fund on your behalf, you should contact your Shareholder Servicing Agent or the Distributor.

OTHER PURCHASE INFORMATION

The Company reserves the right, in its sole discretion, to suspend the offering of shares of its Funds or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Company.

Purchases of a Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

Select Shares have a minimum initial investment requirement of $250,000 and a minimum additional investment requirement of $10,000. Advisor Shares have a minimum initial investment requirement of $10,000 and no minimum additional investment requirement. These minimums may be waived at the discretion of the Adviser.

REDEMPTION OF FUND SHARES

You may redeem shares of the Funds at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. You can only redeem shares of the Funds on days the Exchange is open and through the means described below.

SELECT SHARES


You may redeem Select Shares of each Fund of the Company by mail, or, if you are authorized, by telephone. You will be charged a redemption fee of 1.50% of the value of the Select Shares of the OFFIT High Yield Fund and the OFFIT Emerging Markets Bond Fund if you redeem Select Shares of these Funds within 90 days of the purchase date. The redemption fee may be waived from time to time at the discretion of the Adviser. There will be no redemption fee charged in the event of the death or disability of a shareholder. The value of Select Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.


Redemption By Mail. Your redemption requests should be addressed to The OFFIT Investment Fund, Inc., c/o PFPC Inc., P.O. Box 8701, Wilmington, DE 19899 and must include:

o    the share certificates, if issued;

o a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

o any required signature guarantees, which may be required when (i) the redemption request proceeds are to be sent to someone other than the registered shareholder(s), (ii) the redemption request is for $25,000 or more, or (iii) a share transfer request is made. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association that participates in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature Guarantees, which are not a part of these programs, will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

o other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone. If you are authorized to utilize the Telephone Redemption Option, a redemption of Select Shares may be requested by calling the Company at 1-800-618-9510 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. Select Shares cannot be redeemed by telephone if share certificates are held for those shares. If the Telephone Redemption Option or the Telephone Exchange Option (as described below) is authorized, the Company and the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Company or Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Company or Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or its Transfer Agent to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.


Systematic Withdrawal Plan. If you hold Select Shares of a Fund with a value of $10,000 or more, you may elect to have periodic redemptions paid on a monthly, quarterly, semiannual or annual basis (the "Systematic Withdrawal Plan," or the "Plan"). The maximum withdrawal per year under the Systematic Withdrawal Plan is 12% of the account value at the time of the election. A number of Select Shares sufficient to make the scheduled redemption will normally be redeemed on the date you select. A redemption fee will not be charged. Depending on the size of the payment requested and fluctuations in the NAV of the shares redeemed, redemptions for the purpose of making payments under the Systematic Withdrawal Plan may reduce or even exhaust the account. You may request that the payments under the Plan be sent to a predesignated bank or other designated party.


ADVISOR SHARES


You must place all redemption orders for Advisor Shares through a Shareholder Servicing Agent in accordance with instructions or limitations pertaining to your account with your Shareholder Servicing Agent. Redemption orders for Advisor Shares are effected at the NAV next determined after the order is received by the Distributor. You will be charged a redemption fee of 1.50% of the value of the Advisor Shares being redeemed if you redeem within 90 days of the purchase date. The redemption fee may be waived from time to time at the discretion of the Adviser. There will be no redemption fee charged in the event of the death or disability of a shareholder. Shareholder Servicing Agents may also charge your account for redemption services. You should contact your Shareholder Servicing Agent or the Distributor for further information regarding redemption of Advisor Shares, including the availability of wire or telephone redemption privileges, or whether you may elect to participate in a systematic withdrawal plan.


OTHER REDEMPTION INFORMATION

Redemption proceeds for shares of the Company recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in proper form.

The Company may suspend the right of redemption or postpone the date at times when the Exchange or the bond market is closed or under any emergency circumstances as determined by the SEC.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Company to make payment wholly or partly in cash, the Company may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by a Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

SHAREHOLDER SERVICES


Exchange Privilege. Shares of each class of any Fund may be exchanged for shares of the same class of any other Fund of the Company based on the respective NAV of the shares involved. The exchange privilege is only available, however, with respect to the Funds that are registered for sale in a shareholder's state of residence. In addition, with respect to Select Shares, shareholders must transfer a minimum of $50,000 of assets between Funds for each transfer. Exchange requests with respect to Select Shares should be sent to The OFFIT Investment Fund, Inc., c/o PFPC Inc., P.O. Box 8701, Wilmington, DE 19899 or, if the Telephone Exchange Option has been authorized, by calling the Company at 1-800-618-9510. See "Redemption of Fund Shares-Redemption By Telephone" above. Shareholders should note that an exchange between Funds is considered a sale and purchase of shares for tax purposes. A shareholder who holds Advisor Shares should consult his/her Shareholder Servicing Agent to determine the availability of and terms and conditions imposed on exchanges with the other Funds of the Company. You will be charged an exchange fee of 1.50% of the Select Shares of the OFFIT High Yield Fund or the OFFIT Emerging Markets Bond Fund or the Advisor Shares of all Funds if you exchange within 90 days of the purchase date.


Transfer of Registration. The registration of a Fund may be transferred by writing to The OFFIT Investment Fund, Inc., c/o PFPC Inc., P.O. Box 8701, Wilmington, DE 19899. As in the case of redemptions, the written request must be received in good order as defined above.

DIVIDENDS AND DISTRIBUTIONS

The High Yield, Total Return, Global Debt, U.S. Government Securities, Mortgage Securities, California Municipal, New York Municipal and National Municipal Funds declare dividends of substantially all of their net investment income daily and pay dividends monthly. The Emerging Markets Bond and Global Convertible Funds declare dividends daily and pay dividends quarterly. The Latin America Equity Fund declares and pays dividends at least annually. Each Fund distributes, at least annually, substantially all net capital gains, if any, earned by such Fund. Each Fund will inform shareholders of the amount and nature of all such income or gains.

Dividends are paid in the form of additional shares of the same class of the same Fund, unless you have elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends that are otherwise taxable are taxable to you whether received in cash or in additional shares of a Fund. It is anticipated that expenses incurred by each class of shares of each Fund will differ and, accordingly, that the dividends distributed with respect to each class will differ.

Shares purchased will begin earning dividends on the business day on which federal funds are available in payment for such shares. Shares redeemed will earn dividends through the date of redemption. Net investment income of the Funds for a Saturday, Sunday or a holiday will be declared as a dividend on the prior business day. If you who redeem all or a portion of a Fund's shares prior to a dividend payment date, you will receive all dividends declared but unpaid on those shares at the time of their redemption.

TAXES

Each Fund intends to qualify for taxation as a "regulated investment company" ("RIC") under Subchapter M of the Code. The California Municipal, New York Municipal and National Municipal Funds intend to satisfy conditions under the Code that will enable interest from municipal obligations, which is exempt from regular federal income taxes in the hands of these Funds, to qualify as "exempt-interest dividends" when distributed to such Funds' shareholders. Under the Code, such dividends are exempt from regular federal income taxes. Each Fund that qualifies as a RIC will not be subject to federal income taxes with respect to its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of a Fund's net realized long-term capital gain over its net realized short-term capital loss), if any, that are distributed to its shareholders, provided that the Fund distributes each taxable year (i) at least 90% of its net investment income for such taxable year, and (ii) at least 90% of the excess of its tax-exempt interest income net of certain deductions allocable to such income.


Each Fund will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code applicable to RICs generally will be applied to each Fund separately, rather than to the Company as a whole. In addition, net capital gain, net investment income and operating expenses will be determined separately for each Fund.


Dividends, either in cash or reinvested in shares, paid by a Fund from net investment income will be taxable to you as ordinary income. Whether paid in cash or additional shares of a Fund, and regardless of the length of time the shares in such Fund have been owned by you, distributions of net capital gain which are designated by a Fund as "capital gain dividends" are taxable to you as long-term capital gain. You will be notified annually by the Company as to the federal tax status of dividends and distributions paid by a Fund. Such dividends and distributions may also be subject to state and local taxes.

Exchanges and redemptions of shares in a Fund are generally taxable events for federal income tax purposes. You may also be subject to state and local taxes on such exchanges and redemptions.

Depending on your residence for tax purposes, distributions from a Fund may also be subject to state and local taxes or withholding taxes. You should consult with your own tax adviser about state and local tax matters.

Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, if you are a resident of one of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by you. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, if you are a resident of one of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local taxes that would be available if you had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities.

Each Fund intends to declare and pay dividends and capital gain distributions so as to avoid imposition of a non-deductible 4% federal excise tax. To do so, each Fund intends to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gain net income for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary or capital gain net income from the prior calendar year. Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January will be treated as having been distributed by a Fund (and received by the shareholders) on December 31 of the year declared.

A Fund may be subject to certain taxes imposed by foreign countries with respect to dividends, capital gain and other income. If a Fund qualifies as a RIC, if certain distribution requirements are satisfied and if more than 50% in value of a Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, which for this purpose should include obligations issued by foreign governmental issuers, a Fund may elect to treat any foreign income taxes paid by it that can be treated as income taxes under U.S. federal income tax regulations as paid by its shareholders. The Emerging Markets Bond and Latin America Equity Funds expect to qualify for this election. Each of these Funds may make such an election in a taxable year in which it is qualified to make the election. For any year that a Fund makes such an election, an amount equal to the foreign income taxes paid by a Fund that can be treated as income taxes under U.S. income tax principles will be included in your income and you will be entitled (subject to certain limitations) to credit the amount included in your income against your U.S. tax liabilities, if any, or to deduct such amount from your U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of such foreign income taxes that must be included in each shareholder's gross income and the amount that will be available for deduction or credit. In general, you may elect each year whether to claim deductions or credits for foreign taxes. No deductions for foreign taxes may be claimed, however, by non-corporate shareholders (including certain foreign shareholders as described below) who do not itemize deductions. If you elect to credit foreign taxes, the amount of credit that may be claimed in any year may not exceed the same proportion of the U.S. federal income tax against which such credit is taken that your taxable income from foreign sources (but not in excess of your entire taxable income) bears to your entire taxable income. For this purpose, the Funds expect that the capital gain they distribute to shareholders will generally not be treated as foreign source taxable income. If a Fund makes this election, you will be treated as receiving foreign source income in an amount equal to the sum of your proportionate share of foreign income taxes paid by the Fund and the portion of dividends paid by the Fund representing income earned from foreign sources. This limitation must be applied separately to certain categories of income and the related foreign taxes.


Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities will be subject to a 30% withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law or the income is "effectively connected" with a U.S. trade or business. Generally, subject to certain exceptions, capital gain dividends paid to non-resident shareholders or foreign entities and gains realized on the sale of shares of a Fund will not be subject to U.S. federal income tax. If you are a non-resident alien, you are urged to consult your own tax adviser concerning the applicability of the U.S. withholding tax.


A Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) you fail to furnish the Fund with your correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Fund that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, you fail to certify that you are not subject to backup withholding or that you are an exempt recipient (such as a corporation).

CALIFORNIA, NEW YORK AND NATIONAL MUNICIPAL FUNDS

Although exempt-interest dividends paid by the California Municipal, New York Municipal and National Municipal Funds may be excluded by shareholders of such Funds from their gross income for regular federal income tax purposes, under the Code, all or a portion of such dividends may be (i) a preference item for purposes of the alternative minimum tax, (ii) a component of the "ACE" adjustment for purposes of determining the amount of corporate alternative minimum tax or (iii) a factor in determining the extent to which a shareholder's Social Security benefits are taxable. Moreover, receipt of exempt-interest dividends from each Fund may affect the federal tax liability of certain foreign corporations, S Corporations and insurance companies. Furthermore, under the Code, interest on indebtedness incurred or continued to purchase or carry portfolio shares, which interest is deemed to relate to exempt-interest dividends, will not be deductible by shareholders of the Fund for federal income tax purposes.

Each Fund may hold without limit certain private activity bonds issued after August 7, 1986. You must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in your federal alternative minimum taxable income for purposes of determining liability (if any) for the 26% or 28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax applicable to corporations. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

Each Fund intends that substantially all dividends and distributions it pays to its shareholders will be designated as exempt-interest dividends and as such will be exempt from regular federal income taxes. However, to the extent each Fund earns ordinary income from taxable investments or gains attributable to accrued market discount or realizes capital gains, some portion of its dividends and distributions may not qualify as exempt-interest dividends and may be subject to regular federal income taxes.


The exemption of exempt-interest dividend income from regular federal income taxation does not necessarily result in similar exemptions for such income under state or local income or other tax laws. In general, states exempt from state income tax only that portion of any exempt-interest dividend that is derived from interest received by a RIC on its holdings of obligations issued by that state or its political subdivisions and instrumentalities and other obligations exempt from state taxation by federal law.


A notice detailing the tax status of dividends and distributions paid by each of the Funds will be mailed annually to each Fund's shareholders. As part of this notice, the Fund will report to its shareholders the percentage of interest income earned by the Fund during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income.


California State Taxation. Individual shareholders of the California Municipal Fund who are subject to California personal income taxation will not be required to include in their California gross income that portion of exempt-interest dividends which the Fund clearly and accurately identifies as directly attributable to interest earned on obligations, the interest on which is exempt from California personal income tax, provided that at least 50% of the value of the Fund's total assets consist of obligations the interest on which is exempt from California personal income taxation. Distributions to individual shareholders derived from interest on Municipal Obligations issued by governmental authorities in states other than California, short-term capital gain and other taxable income will be taxed as dividends for purposes of California personal income taxation. The Fund's net capital gain for federal income tax purposes will be taxed as long-term capital gain to individual shareholders of the Fund for purposes of California personal income taxation. Gain or loss, if any, resulting from an exchange or redemption of shares will be recognized in the year of exchange or redemption. Present California law taxes both long-term and short-term capital gain at the rates applicable to ordinary income. California has an alternative minimum tax similar to the federal alternative minimum tax. Generally corporate shareholders of the California Municipal Fund subject to the California franchise tax will be required to include any gain on an exchange or redemption of shares and all distributions of exempt-interest dividends, capital gains and other taxable income, if any, as income subject to such tax. Shares of the Fund will be exempt from property taxes in California.


To the extent shareholders are obligated to pay state or local taxes other than to California, dividends received from the Fund may be subject to such taxation.

New York State and Local Taxation. Exempt-interest dividends paid to shareholders of the New York Municipal Fund will not be subject to New York State and New York City personal income taxes to the extent they represent interest income directly attributable to federally tax-exempt obligations of the State of New York and its political subdivisions and instrumentalities and other obligations exempt from state taxation under federal law. The Fund intends that substantially all of the dividends it designates as exempt-interest dividends will be exempt from New York State and New York City personal income taxes. To the extent shareholders are obligated to pay state or local taxes other than to New York, dividends received from the Fund may be subject to such taxation. Similarly, exempt-interest dividends paid to shareholders who are residents of Yonkers will not be subject to the City of Yonkers personal income tax surcharge, except and to the extent that they are subject to the New York State personal income tax on such income.


Corporate shareholders subject to New York State franchise tax or New York City general corporation tax will be required to include all dividends received from the Fund (including exempt-interest dividends) as net income subject to such taxes. Furthermore, for purposes of calculating a corporate shareholder's liability for such taxes under the alternative tax base measured by business and investment capital, such shareholder's shares of the Fund will be included in computing such shareholder's investment capital.

Shareholders will not be subject to the New York City unincorporated business tax solely by reason of their ownership of shares in the Fund. If a shareholder is subject to the New York City unincorporated business tax, income and gains derived from the Fund in connection with an unincorporated business will be subject to such tax, except for exempt-interest dividend income that is directly attributable to interest on New York Municipal Securities. Shares of the Fund will be exempt from local property taxes in New York State and New York City.

                              --------------------

Descriptions of tax consequences set forth in this Prospectus and in the Statement of Additional Information are intended to be a general guide. You should consult your tax adviser concerning a prospective investment in any of the Funds and you should review the more detailed discussion of federal income tax consideration in the Statement of Additional Information.

DISTRIBUTION ARRANGEMENTS

Shares of the Funds are sold on a continuous basis by OFFIT Funds Distributor, Inc.


Multiple Class Structure. In addition to Select Shares and Advisor Shares, the High Yield Fund also offers MSD&T Shares through a separate prospectus. For more information on MSD&T Shares, contact the Company at 1-800-618-9510. The major distinction between Select Shares and Advisor Shares is the service or distribution fee plan related to each class. Select Shares may be purchased and redeemed through the Distributor, OFFIT Funds Distributor, Inc. Advisor Shares must be purchased and redeemed through a Shareholder Servicing Agent, which is a financial institution that has entered into an agreement with the Company to provide various shareholder services to the beneficial owners of Advisor Shares. Since the fees associated with the service or distribution plan are paid out of the Fund's assets on an on-going basis, over time shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulation, Inc.


FEE PLAN:                       APPLIES TO:         PLAN PURPOSE:                FEES:
--------                        ----------          ------------                 ----
Rule 12b-1 Distribution Plan    Advisor Shares      The Plan is intended to      Payments may not exceed
                                                    reimburse the Distributor    0.25% of a Fund's
                                                    for certain distribution     aggregate average daily
                                                    expenses intended to         net assets attributable to
                                                    result in the sale of        Advisor Shares.  Holders
                                                    Advisor Shares of the        of a Fund's Advisor Shares
                                                    Funds.                       generally bear this
                                                                                 expense.  AT THIS TIME,
                                                                                 THE RULE 12b-1
                                                                                 DISTRIBUTION FEE FOR
                                                                                 ADVISOR SHARES IS BEING
                                                                                 WAIVED.  THIS WAIVER MAY
                                                                                 BE TERMINATED AT ANY TIME.

Shareholder Servicing Plan      Advisor Shares      The Plan is intended to      Payments may not exceed
                                                    compensate Shareholder       0.25% of a Fund's
                                                    Servicing Agents for         aggregate average daily
                                                    shareholder services         net assets attributable to
                                                    provided to clients of the   Advisor Shares.  Holders
                                                    Shareholder Servicing        of a Fund's Advisor Shares
                                                    Agents who own Advisor       bear this expense.
                                                    Shares of the Funds.


                                   APPENDIX A


         The following is a description of certain ratings of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), and Fitch IBCA ("Fitch") that are applicable to certain obligations in which the Fund may invest.


COMMERCIAL PAPER RATINGS

         A S&P commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

         County risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuers ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.


         Fitch short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:


         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by S&P for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         "c" - The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

         "p" - The letter 'p' indicates that the rating is provisional. A provisional ratings assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

         * - Continuance of the ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

         "r" - The 'r' highlights derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy. Debt obligations if issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. (...) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

         The following summarizes the ratings used by Fitch for corporate and municipal bonds:


         "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

         "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC," "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-1000% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

         'NR' indicates the Fitch does not rate the issuer or issue in questions.

         'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

MUNICIPAL NOTE RATINGS

         A S&P rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by S&P for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection that are ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

         "SG" - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.


         Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B

HEDGING AND DERIVATIVES

         Each Fund may be authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Derivatives"). The description of each Fund indicates which, if any, of these types of transactions may be used by such Fund. The Funds may be unable or limited in their ability to engage in Hedging and Derivatives by certain factors, including current economic conditions.

         A detailed discussion of Hedging and Derivatives follows below. No Fund which is authorized to use any of these investment strategies will be obligated, however, to pursue any of such strategies and no Fund makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, a Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the Securities and Exchange Commission (the "SEC"), the CFTC, the Code or its investment objectives and policies, a Fund may utilize, without limitation, Hedging and Derivatives. See "Additional Information Concerning Dividends, Distributions and Taxes" in the Statement of Additional Information.

GENERAL CHARACTERISTICS OF OPTIONS

         Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Derivatives involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

         OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         A Fund's inability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

         Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

         Unless the parties provide for it, no central clearing or guarantee function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

         If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains.

         If and to the extent authorized to do so, a Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered", that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

         Each Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

         If and to the extent authorized to do so, a Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         If and to the extent authorized to do so, a Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

         A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management) or other permissible non-hedging purposes. Maintaining a futures contract or selling an option on a futures contract will typically require a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

         No Fund will enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's net assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

         If and to the extent authorized to do so, a Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

         If and to the extent authorized to do so, a Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange- listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." A Fund may enter into currency transactions only with Counterparties that are deemed creditworthy by the Adviser.

         Except as provided in this Prospectus, a Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non- speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

         A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

         Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts".

COMBINED TRANSACTIONS

         If and to the extent authorized to do so, a Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Hedging and Derivatives, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

         A Fund may be authorized to enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. A Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. An index swap is an agreement to exchange cash flows on a national principal amount based on changes in the values of the reference index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

         Provided the contract so permits, a Fund will usually enter into interest rate swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the Investment Company Act of 1940, as amended and, thus, will not be treated as being subject to the Fund's borrowing restrictions. A Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Adviser. If a Counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

         The liquidity of swap agreements will be determined by the Adviser based on various factors, including: (1) the frequency of trades and quotations;
(2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the 15% restriction on investments in securities that are not readily marketable.

         Each Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts".

EURODOLLAR INSTRUMENTS

         If and to the extent authorized to do so, a Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISK FACTORS

         Hedging and Derivatives have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Fund to hold a security it might otherwise sell.

         The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to a Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

         Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

         Losses resulting from the use of Hedging and Derivatives will reduce a Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Derivatives had not been used.

RISKS OF HEDGING AND DERIVATIVES OUTSIDE THE UNITED STATES

         When conducted outside the United States, Hedging and Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

         Use of many Hedging and Derivatives by a Fund will require, among other things, that the Fund segregate cash or other liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to segregate liquid assets equal to the exercise price. Except when a Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to a Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligations.

         OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although a Fund will not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents or other liquid assets. A Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

         Hedging and Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contracts or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

                               THE OFFIT INVESTMENT FUND, INC.

OFFICERS AND DIRECTORS                                  INVESTMENT ADVISER
Dr. Wallace Mathai-Davis                                OFFITBANK
Chairman of the Board, President and                    520 Madison Avenue
Director                                                New York, NY  10022-4213

Edward J. Landau                                        DISTRIBUTOR
Director                                                OFFIT Funds Distributor, Inc.
                                                        3200 Horizon Drive
The Very Reverend James Parks Morton                    King of Prussia, PA 19406
Director
                                                        CUSTODIAN
Steven M. Peck                                          The Chase Manhattan Bank
Director                                                (Latin America Equity Fund)
                                                        4 MetroTech Center, 18th Floor
Vincent M. Rella                                        Brooklyn, NY  11245
Treasurer
                                                        The Bank of New York
Stephen Brent Wells                                     (all other Funds)
Secretary                                               100 Church Street Station, 10th Floor
                                                        New York, NY  10286
Michael Kagan
Assistant Treasurer                                     LEGAL COUNSEL
                                                        Kramer Levin Naftalis & Frankel LLP
                                                        919 Third Avenue
                                                        New York, NY  10022

                                                        ADMINISTRATOR; TRANSFER AND DIVIDEND
                                                        DISBURSING AGENT
                                                        PFPC Inc.
                                                        400 Bellevue Parkway
                                                        Wilmington, DE  19809

                                                        INDEPENDENT AUDITORS
                                                        Ernst & Young LLP
                                                        2001 Market Street, Suite 4000
                                                        Philadelphia, PA  19103

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings for the Funds' most recently completed fiscal years or half years and, on an annual basis, a statement from portfolio management and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Contains more detailed information about the Funds' policies, investment restrictions, risks and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:


                         THE OFFIT INVESTMENT FUND, INC.
                                  P.O. BOX 8701
                           WILMINGTON, DELAWARE 19809
                                 1-800-618-9510



Information about the Funds (including the SAI) can be viewed and copied at the Public Reference Room of the Securities and Exchange Commission (the "SEC") in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Funds may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.


--------------------------------------------------------------------------------
              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
             CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR
           REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL:

                                 1-800-618-9510
                              MONDAY THROUGH FRIDAY
                          8:30 A.M. TO 5:00 P.M. (EST)
--------------------------------------------------------------------------------

         The Company's Investment Company Act File number is 811-08036.

                         THE OFFIT INVESTMENT FUND, INC.

                              400 Bellevue Parkway
                              Wilmington, DE 19809
                                 (800) 618-9510

                       STATEMENT OF ADDITIONAL INFORMATION


                                 April 30, 2001


         The OFFIT Investment Fund, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") provides information about the Company applicable to the MSD&T Shares of the High Yield Fund (the "Fund"). This information is in addition to the information that is contained in the Fund's Prospectus dated April 30, 2001.

         This SAI is not a prospectus. The Prospectus may be obtained, without charge, by calling the Company toll-free at (800) 618-9510 or by writing to the Fund c/o PFPC Inc., P.O. Box 8701, Wilmington, DE 19809. The SAI should be read in conjunction with the Fund's Prospectus dated April 30, 2001 and the Company's Annual Report dated December 31, 2000, which is hereby incorporated by reference.

                                TABLE OF CONTENTS

                                                                          PAGE

Organization and Classification..........................................   3

Non-Primary Investment Strategies and Related Risks......................   3

Additional Risk Considerations...........................................  13

Fundamental Investment Policies..........................................  14

Non-Fundamental Investment Policies......................................  15

Management of the Company................................................  16

Investment Adviser.......................................................  18

Distributor .............................................................  20

Administration, Fund Accounting, Transfer Agency and Custody Services ...  20

Portfolio Transactions...................................................  21

Purchase of Shares.......................................................  22

Redemption of Shares.....................................................  22

Performance Calculations.................................................  23

Additional Information Concerning Dividends, Distributions and Taxes.....  25

Shareholder Services.....................................................  32

General Information .....................................................  33

Financial Information ...................................................  35

                         ORGANIZATION AND CLASSIFICATION


         The Company is an open-end, management investment company that was incorporated under the laws of the State of Maryland on September 8, 1993. The Fund is non-diversified and offers three classes of shares: MSD&T, Select and Advisor. MSD&T Shares may be purchased through Mercantile-Safe Deposit and Trust Company and its affiliated and correspondent banks. Select Shares may be purchased from the Company's distributor, OFFIT Funds Distributor, Inc. (the "Distributor"). Advisor Shares may be purchased through a Shareholder Servicing Agent, which is a financial institution that has entered into an agreement with the Company to provide various shareholder services to the beneficial owners of Advisor Shares. For more information on Select and Advisor Shares, contact the Company at 1-800-618-9510.


THE TRANSFER

         On March 1, 1994, the High Yield Fund exchanged its shares (now Select Shares) for portfolio securities of The Senior Securities Fund, L.P. (the "Partnership"), a Delaware limited partnership, after which the Partnership dissolved and distributed shares of the Fund pro rata to its partners. Following this transfer (the "Transfer"), partners of the Partnership who participated in the Transfer constituted all of the shareholders of the Fund, except for shares representing seed capital contributed to the Fund by the Distributor. No gain or loss was recognized by the Partnership or the participating partners upon the Transfer. The investment performance of the Fund may include the performance of the Partnership. The investment objective and policies of the Fund are in all material respects equivalent to those of the Partnership. While the Fund is managed in a manner that is in all material respects equivalent to the management of the Partnership, the Fund is subject to certain restrictions on its investment activities under the Investment Company Act of 1940, as amended (the "1940 Act") and the Internal Revenue Code of 1986, as amended ("the Code") to which the Partnership was not subject. Had the Partnership been registered under the 1940 Act and subject to the provisions of the Code, its investment performance may have been adversely affected. Operating expenses incurred by the Fund may be higher than expenses that would have been incurred by the Partnership had it continued to operate as a private investment partnership. Past performance of the Fund (including the performance of the Partnership) should not be interpreted as indicative of the Fund's future performance.

               NON-PRIMARY INVESTMENT STRATEGIES AND RELATED RISKS

REPURCHASE AGREEMENTS

         The Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser based on guidelines established by the Company's Board of Directors, present minimal credit risks. The Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Fund may incur costs and experience time delays in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS

         The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Fund transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase, the security in the future at an agreed upon price, which includes an interest component. Whenever the Fund enters into reverse repurchase agreements, it will place in a segregated custodian account liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

ASSET-BACKED SECURITIES

         The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

         Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the services to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

         Credit Support. Asset-backed securities often contain elements of credit support to lessen the effect of the potential failure by obligors to make timely payments on underlying assets. Credit support falls into two categories:
(i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying asset. Liquidity protection ensures that the pass through of payments due on the installment sales contracts and installment loans which comprise the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support. However, the existence of credit support may increase the market price of the security.

MORTGAGE-RELATED SECURITIES

         The Fund may invest from time to time in mortgage-related securities, consistent with its investment objective and policies, that provide funds for mortgage loans made to residential home owners. These include securities, such as collateralized mortgage obligations and stripped mortgage-backed securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as a Fund) by various government, government-related and private organizations.

         The Adviser expects that government, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objectives and policies, consider making investments in such new types of securities.

SHORT SALES

         The Fund may make short sales of securities "against the box". A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. In a short sale "against the box," at the time of sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security. Short sales against the box are a form of hedging to offset potential declines in long positions in similar securities.

CONVERTIBLE SECURITIES

         The Fund may invest in convertible securities. The convertible securities that may be held by the Fund include any corporate debt security or preferred stock that may be converted into underlying shares of common stock and include both traditional convertible securities and synthetic convertible securities. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. "Synthetic" convertible securities, as such term is used herein, are created by combining separate securities which possess the two principal characteristics of a true convertible security, fixed income and the right to acquire equity securities. Convertible securities have several unique investment characteristics such as (i) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) the potential for capital appreciation if the market price of the underlying common stock increases.

         The Fund has no current intention of converting any convertible securities they may own into equity securities or holding them as an equity investment upon conversion, although they may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

DEPOSITORY RECEIPTS AND DEPOSITORY SHARES

         The Fund may hold equity securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company which evidences ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs and CDRs in bearer form are designed for use in European securities markets. For purposes of the Fund's investment policies, the Fund's investments in ADRs, ADSs, EDRs, and CDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted. As a result of the absence of established securities markets and publicly owned corporations in certain foreign countries as well as restrictions on direct investment by foreign entities, the Fund may be able to invest in such countries solely or primarily through ADRs or similar securities and government approved investment vehicles. The Adviser expects that the Fund, to the extent of its investment in ADRs, will invest predominantly in ADRs sponsored by the underlying issuers. The Fund, however, may invest in unsponsored ADRs. Issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

WARRANTS OR RIGHTS

         Warrants or rights may be acquired by the Fund in connection with other securities or separately, and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants or rights acquired by the Fund in units or attached to securities will be deemed to be without value for purpose of this restriction. These limits are not fundamental policies of the Fund and may be changed by the Company's Board of Directors without shareholder approval.

BORROWING

         The Fund's borrowings will not exceed 20% of its total assets and is permitted only for temporary or emergency purposes other than to meet redemptions. Any borrowing by the Fund may cause greater fluctuation in the value of its shares than would be the case if the Fund did not borrow. In the event that the Fund employs leverage, it would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in the Fund's net asset value. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, the Fund's earnings or net asset values will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, the Fund's earnings or net asset values would decline faster than would otherwise be the case.

WHEN ISSUED AND FORWARD COMMITMENT TRANSACTIONS

         The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a forward commitment basis. These transactions, which involve a commitment by the Fund to purchase or sell particular securities at a set price with payment and delivery taking place beyond the normal settlement date, allow the Fund to lock in what the Adviser believes to be an attractive price or yield on a security it owns or intends to purchase or sell, regardless of future changes in interest rates or securities prices. No income accrues to the purchaser of a security on a when-issued or forward commitment basis prior to delivery. When the Fund purchases securities on a when-issued basis or engages in forward commitment transactions, it sets aside securities or cash with its custodian equal to the payment that will be due. Engaging in when-issued and forward commitment transactions can cause greater fluctuation in the Fund's net asset value and involves a risk that yields or prices available in the market on the delivery date may be more advantageous to the Fund than those received in each transaction.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

         The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of its portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Conversely, when the Fund believes that the U.S. dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). The Fund's custodian will place cash not available for investment or U.S. government securities or other liquid investments in a separate account having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and transaction hedges, to the extent they do not already own the security subject to the transaction hedge. If the value of the securities placed in a separate account declines, additional cash or investments will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. If the party with which the Fund enters into a forward contract becomes insolvent or breaches its obligation under the contract, then the Fund may lose the ability to purchase or sell a currency as desired.

LOANS OF PORTFOLIO SECURITIES

         For the purpose of realizing additional income, the Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under the Fund's investment program and by regulatory agencies and approved by the Company's Board of Directors. While the securities loan is outstanding, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice. To the extent applicable, the Fund will not have the right to vote equity securities while they are being lent, but it will call in a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans only will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

LOAN PARTICIPATIONS AND ASSIGNMENTS

         The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a domestic or foreign entity and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans in Latin America and other emerging markets are expected to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. Creditworthiness will be judged based on the same credit analysis performed by the Adviser when purchasing marketable securities. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

         The Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value. The Fund currently treats investments in Participations and Assignments as illiquid for purposes of its limitation on investments in illiquid securities. See "Illiquid Securities" below. However, the Fund may revise its policy in the future based upon further review of the liquidity of Assignments and Participations. Any determination to treat an Assignment or Participation as liquid would be made based on procedures adopted by the Board of Directors.

U.S. GOVERNMENT OBLIGATIONS

         Except for temporary defensive purposes, the Fund will not invest more than 25% of its net assets in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. Such securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government.

         In addition to the U.S. Treasury obligations described above, the Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

         Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

         Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DISCOUNT OBLIGATIONS

         The Fund may invest in zero coupon securities and debt securities (including convertible debt securities) acquired at a discount. The Fund will only purchase such securities to the extent consistent with its investment objectives. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. The entire return of a zero coupon security consists of the amortization of discount. The Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. The Fund will only purchase pay-in-kind bonds that pay all or a portion of their interest in the form of debt securities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

         Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than does the value of ordinary interest-bearing debt securities with similar maturities. Under current federal income tax law, the Fund is required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Fund will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements. See "Additional Information Concerning Dividends, Distributions and Taxes" below.

BANK OBLIGATIONS

         Bank obligations that may be purchased by the Fund include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker's acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. The Fund does not consider fixed time deposits illiquid for purposes of the restriction on investment in illiquid securities.

         Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

         Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such investment risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities held by the Fund, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of the principal of and interest on such securities held by the Fund. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers.

VARIABLE AND FLOATING RATE INSTRUMENTS

         Securities purchased by the Fund may include variable and floating rate instruments, which provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively. In some cases the Fund may require that the obligation to pay the principal of the instrument be backed by a letter or line of credit or guarantee. Although a particular variable or floating rate demand instrument might not be actively traded in a secondary market, in some cases, the Fund may be entitled to principal on demand and may be able to resell such notes in the dealer market. With respect to the floating and variable rate notes and demand notes described in the Prospectus, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers or guarantors of such notes and will continuously monitor their financial ability to meet payment obligations when due.

BRADY BONDS

         The Fund may invest in "Brady Bonds", which are debt securities issued or guaranteed by foreign governments in exchange for existing external defaulted commercial bank indebtedness under a plan announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

         The Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least six months of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

ILLIQUID SECURITIES

         The Fund will not knowingly invest more than 15% of the value of its net assets in illiquid securities, including securities which are not readily marketable, time deposits and repurchase agreements not terminable within seven days. Illiquid assets are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The sale of restricted or illiquid securities require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on securities exchanges or in the over-the-counter markets. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

         With respect to liquidity determinations generally, the Company's Board of Directors has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the Securities Act of 1933 and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the Adviser, pursuant to guidelines reviewed by the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes for the security; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Adviser will monitor the liquidity of securities in the Fund's portfolio and report periodically on such decisions to the Board of Directors.

OTHER INVESTMENT COMPANIES

         The Fund reserves the right to invest up to 10% of its total assets in the securities of other unaffiliated investment companies. The Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any premium to net asset value of the investment company or of any sales charge. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Fund.

FUTURE DEVELOPMENTS

         The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

HEDGING AND DERIVATIVES

         The Fund may use, as portfolio management strategies, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related options transactions. The Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain.

TEMPORARY STRATEGIES

         The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars.

         In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

                         ADDITIONAL RISK CONSIDERATIONS

NON-U.S. WITHHOLDING TAXES

         The Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income. See "Additional Information Concerning Dividends, Distributions and Taxes" below.

INVESTING IN PUERTO RICO, THE UNITED STATES VIRGIN ISLANDS AND GUAM

         The following information is a summary of special factors affecting investments in Puerto Rican Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by Puerto Rico and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from statements relating to Puerto Rico's economy published by the Government of Puerto Rico. The Company is not responsible for the accuracy or timeliness of this information.


         The economy of Puerto Rico is dominated by the manufacturing and service sectors (including finance and tourism). Investment in fixed capital, including public infrastructure, private development and construction, and purchases of equipment and machinery accounted for approximately 30.4% of Puerto Rico's gross domestic product in 1999. The economic growth of Puerto Rico was 4.2% in fiscal year 1999, slightly higher than the average growth of highly developed countries such as the US, Canada and the UK, which during the same period ranged between 2.1% and 4.5%. A key element in 1999's economic growth was the level of internal investments in fixed capital (including public infrastructure, private development projects and purchase of equipment), which increased an aggressive 25.8%, as well as the manufacturing and services sectors that have traditionally dominated Puerto Rico's economy.

         The economy of Puerto Rico expanded moderately during the early 1990s, with gross domestic product increasing at rates between 0.8% and 0.9%. Over the past several years, however, Puerto Rico has experienced more significant annual increases in gross domestic product, ranging from a 2.5% in fiscal year 1994 to a record high of 4.2% in fiscal year 1999. Annual increases in Puerto Rico's gross domestic product for fiscal years 1996, 1997 and 1998 were 3.3%, 3.2% and 3.1%, respectively. The balance of net sales(exports and imports) is negative, yet exports (tourism included) of goods and services experienced an aggressive growth rate of 12.4% in the fiscal year 1999. Such growth in exports is considered an important aspect of Puerto Rico's economic growth.

         Although Puerto Rico's unemployment rate of 12.5% in fiscal year 1999 is high when compared to the United States average of 3.9% for the same period, this unemployment rate was the lowest registered in the last two decades. The government has made economic-growth projections under three potential scenarios: minimal growth, base growth and maximum growth. Under the minimal-growth scenario, Puerto Rico's economy is expected to grow 2.5% in fiscal year 2000 and 2.1% in fiscal year 2001, compared to growth rates of 2.7% and 2.3% under the base-growth scenario and 3.0% and 2.6% under the maximum growth-scenario in fiscal years 2000 and 2001, respectively. These growth projections are based on an increasing rate of personal consumption, stable interest rates, a controlled inflation rate, and policies of the Government of Puerto Rico.

         The United States Virgin islands ("USVI") are located approximately 1,100 miles east-southeast of Miami and are made up of St. Croix, St. Thomas and St. John. The economy is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. However, a recession-driven decline in visitors to the Virgin Islands has caused unemployment to increase.

         An important component of the USVI revenue base is the federal excise tax on rum exports. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under the North American Free Trade Agreement. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. There is currently no rated, unenhanced Virgin Islands debt outstanding.

         Guam, an unincorporated U.S. territory, is located 1,500 miles southeast of Tokyo. Population has grown consistently since 1970. The U.S. military is a key component of Guam's economy. The federal government directly comprises more than 10% of the employment base, with a substantial component of the service sector to support these personnel. Guam is expected to benefit from the closure of the Subic Bay Naval Base and the Clark Air Force Base in the Philippines. Guam is also heavily reliant on tourists, particularly the Japanese. There is currently no rated, unenhanced Guam debt outstanding.

                         FUNDAMENTAL INVESTMENT POLICIES

         In addition to the Fund's investment objectives, the following is a list of restrictions and fundamental investment policies that may not be changed without the affirmative vote of a majority of the Fund's outstanding shares (as defined below under "General Information - Capital Stock.") The Fund may not:

         1. invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided, that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

         2. invest an amount equal to 15% or more of the current value of its net assets in investments that are illiquid;

         3. purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in transactions in foreign currencies;

         4. make loans, except that the Fund may (a) (i) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit and bankers' acceptances) and (ii) invest in loans and participations in accordance with its investment objectives and policies, (b) make loans of portfolio securities and (c) enter into repurchase agreements with respect to portfolio securities;

         5. underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

         6. purchase real estate or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

         7. purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of the Fund's total assets in the case of any one other investment company and 10% of such total assets in the case of all other investment companies in the aggregate. This restriction shall not apply to investment company securities received or acquired by the Fund pursuant to a merger or plan of reorganization; and

         8. sell securities short (except for short positions in a futures contract or forward contract or short sales against the box and except in connection with Hedging and Derivatives).

         The Fund may not borrow money (except that it may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes; PROVIDED, that (a) the amount of such borrowing may not exceed 20% of the value of the Fund's total assets, and (b) the Fund will not purchase portfolio securities while such outstanding borrowing exceeds 5% of the value of the Fund's total assets. The Fund may not purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with the use of options, futures contracts, options thereon or forward currency contracts; the Fund may also make deposits of margin in connection with futures and forward contracts and options thereon). Investment restriction (8) is a non-fundamental policy with respect to the Fund. For purposes of determining whether the limitation discussed in restriction number 1 above is met, the Fund considers each issuer to be a member of the industry designated by its Standard Industry Classification ("SIC") code and will apply the 25% limitation on a SIC by SIC basis.

                       NON-FUNDAMENTAL INVESTMENT POLICIES

         The following are non-fundamental investment policies and may be changed by a vote of the Company's Board of Directors. The Fund may not:

         1. invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

         2. pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings (and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to futures contracts and options on futures contracts, securities or indices);

         3.   invest in stock or bond futures and/or options on futures unless
              (i) not more than 5% of the Fund's total assets are required as deposit to secure obligations under such futures and/or options on futures contracts, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%; and

         4. purchase or retain securities of an issuer if those officers or Directors of the Fund or its investment adviser who own more than 1/2 of 1% of such issuer's securities together own more than 5% of the securities of such issuer.

        In addition, the Fund may not:

         1. invest for the purpose of exercising control over management of any company; and

         2. invest in puts, calls, straddles or spreads, except as described in (3) above;

         Except with respect to fundamental restriction number 2, and the restriction on borrowing, if a percentage restriction on investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

         As an investment policy, the Fund will generally manage its investments in such a way as to satisfy the asset diversification test of the Investment Company Act of 1940 in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in such securities of any one issuer (other than the U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. However, the Adviser may in its sole discretion determine that it is in the best interest of the Fund and its shareholders to not follow this policy.

                            MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS

         The business of the Company is managed under the direction of the Board of Directors. Specifically, the Board of Directors is responsible for oversight of the Fund by reviewing and approving agreements with the Fund's service providers, and mandating policies for the Fund's operations. The principal occupations of the directors and executive officers of the Company (and any positions held with affiliated persons of the Company) for the past five years are listed below.


NAME, ADDRESS AND AGE                    POSITION(S) HELD WITH THE COMPANY      PRINCIPAL OCCUPATION(S) PAST 5 YEARS
---------------------                    ---------------------------------      ------------------------------------
Dr. Wallace Mathai-Davis                 Chairman of the Board, President,      Managing Director, OFFITBANK (investment
OFFITBANK                                and Director                           adviser) (1986-present); one additional
520 Madison Avenue                                                              Chairman of the Board, President and
New York, NY  10022                                                             Director position with the OFFIT Fund
Age: 56 Years                                                                   Complex.

Edward J. Landau                         Director                               Of Counsel, Wolf, Block Schorr and
Wolf, Block Schorr and Solis-Cohen LLP                                          Solis-Cohen, LLP (2/1/98-present); Member,
250 Park Avenue                                                                 Lowenthal, Landau, Fischer & Bring, P.C
New York, NY  10177                                                             (1960-1/31/98); Director, Revlon Group
Age: 73 Years                                                                   Inc., Revlon Consumer Products Inc.;
                                                                                Pittsburgh Annealing Box and Clad Metals
                                                                                Inc.;  one additional Director position
                                                                                with the OFFIT Fund Complex.

                                       16

The Very Reverend James Parks Morton     Director                               President, Interfaith Center of New York
Interfaith Center of New York                                                   (1/1/98- present); formerly Dean of
570 Lexington Avenue                                                            Cathedral of St. John the Divine
New York, New York  10022                                                       (1972-1996); one additional Director
Age: 76 Years                                                                   position with the OFFIT Fund Complex.

Stephen M. Peck                          Director                               General Partner, Wilderness Partners, L.P.
Wilderness Partners, L.P.                                                       (1989 to present); Director,
1775 Broadway                                                                   Harnischferger, Inc. and Fresenius Medical
New York, NY  10019                                                             Care; one additional Director position
Age: 65 Years                                                                   with the OFFIT Fund Complex.

Vincent M. Rella                         Treasurer                              Controller, OFFITBANK (investment adviser)
OFFITBANK                                                                       (1986 to present); one additional Officer
520 Madison Avenue                                                              position with the OFFIT Fund Complex.
New York, NY  10022
Age: 48 Years

Stephen Brent Wells                      Secretary                              Managing Director, OFFITBANK (investment
OFFITBANK                                                                       adviser) (1994 to present); one additional
520 Madison Avenue                                                              Officer position with the OFFIT Fund
New York, NY  10022                                                             Complex.
Age: 56 Years

Michael Kagan                            Assistant Treasurer                    Administrator, OFFITBANK (investment
OFFITBANK                                                                       adviser) (1998 to present); Administrator,
520 Madison Avenue                                                              Bankers Trust (1997); Audit Senior,
New York, NY  10022                                                             PriceWaterhouse LLP (1994-1997); and one
Age: 30 Years                                                                   additional Officer position with the OFFIT
                                                                                Fund Complex.

David C. Lebisky                         Assistant Secretary                    Administrative Officer (1996-present) of
PFPC Inc.                                                                       PFPC Inc.; Legal Assistant (1994-1996)
400 Bellevue Parkway                                                            with the law firm of Drinker Biddle &
Wilmington, DE  19809                                                           Reath; one additional Officer position
Age: 29 years                                                                   with the OFFIT Fund Complex.


         The Board of Directors has designated an audit committee to advise the full Board with respect to accounting, auditing and financial matters affecting the Company. The Audit Committee is comprised of Mr. Landau, The Very Reverend Morton and Mr. Peck and meets periodically.

         The Company pays each Director who is not also an officer or affiliated person an annual fee of $10,000 and a fee of $1,250 for each Board of Directors and Board committee meeting attended and reimburses such Director for all out-of-pocket expenses relating to attendance at meetings. Directors who are affiliated with the Adviser do not receive compensation from the Company but are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

DIRECTOR COMPENSATION

The following table shows the compensation paid by the Company to the Directors for 2000.



                                                       Pension or                              Total Compensation
                                Aggregate          Retirement Benefits        Estimated        from Registrant and
                              Compensation         Accrued as Part of      Annual Benefits        Fund Complex*
Name of Director           From the Registrant        Fund Expenses        Upon Retirement      Paid to Directors
----------------           -------------------        -------------        ---------------      -----------------
Dr. Wallace Mathai-Davis                $0                 $0                     $0                      $0

Edward J. Landau                   $17,500                 $0                     $0                 $23,500

The Very Reverend
James Parks Morton                 $17,500                 $0                     $0                 $23,500

Stephen M. Peck                    $17,500                 $0                     $0                 $23,500

* For this purpose, the "Fund Complex" consists of The OFFIT Investment Fund, Inc. and The OFFIT Variable Insurance Fund, Inc., which are all the regulated investment companies advised by OFFITBANK.

                               INVESTMENT ADVISER

         The Company has retained OFFITBANK, a New York State chartered trust company, to act as its investment adviser (the "Adviser"). The Adviser is a subsidiary of the Wachovia Corporation, a leading bank holding company with Wachovia Bank, NA as its principal subsidiary. The advisory agreement (the "Advisory Agreement") between the Adviser and the Company provides that the Adviser shall manage the operations of the Company, subject to policies established by the Board of Directors of the Company. Pursuant to the Advisory Agreements, the Adviser manages the Company's investment portfolios, directs purchases and sales of the portfolio securities and reports to the Company's officers and directors regularly. In addition, the Adviser pays the compensation of the Company's officers, employees and directors affiliated with the Adviser. The Company bears all other costs of its operations, including the compensation of its directors not affiliated with the Adviser.


         For its services under the Advisory Agreement, the Adviser receives from the Fund an advisory fee. The fee is calculated daily and paid monthly based on the average daily net assets of the Fund, at the annual rate of 0.85% of the first $200,000,000, 0.75% on the next $400,000,000 and 0.65% of amounts in excess of $600,000,000 of the Fund's average daily net assets. The Adviser may waive all or part of its fee from time to time in order to increase the Fund's net investment income available for distribution to shareholders. The Fund will not be required to reimburse the Adviser for any advisory fees waived. The Adviser may from time to time, at its own expense, provide compensation to financial institutions for performing administration or other services for their customers. These services may include maintaining account records, processing orders to purchase, redeem and exchange shares and answering customer inquiries.


         The chart below shows the investment advisory fees for the Fund for the last three fiscal years along with any waivers that reduced the investment advisory fees. The fees shown were paid by the Fund to OFFITBANK.


                                                FISCAL YEAR ENDED
                                     -------------------------------------------
                                     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
HIGH YIELD                              2000           1999            1998
----------                              ----           ----            ----
Fees earned                          $8,894,882     $12,190,323    $11,091,248
Fees waived                          $   61,795     $         0    $         0
Net amount of fees paid by the Fund  $8,883,087     $12,190,323    $11,091,248


REGULATORY MATTERS

         OFFITBANK is a trust company chartered under the New York Banking Law and is supervised and examined thereunder by the New York Banking Department. OFFITBANK is prohibited by its charter from accepting deposits other than deposits arising directly from its exercise of the fiduciary powers granted under the New York Banking Law and, accordingly, is not an insured depository institution for purposes of the Federal Deposit Insurance Act or any other banking law or regulation.

         Banking laws and regulations, as currently interpreted by the New York Banking Department, prohibit New York State chartered trust companies from controlling, or distributing the shares of, a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit such trust companies generally from issuing, underwriting, selling or distributing securities, but do not prohibit such trust companies from acting as investment adviser, administrator, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. OFFITBANK believes that it may perform the services described in the Fund's Prospectus without violation of such laws or regulations. OFFITBANK is not a member of the Federal Reserve System and is not subject to the Glass-Steagall Act, the Bank Holding Company Act of 1956 or any other federal banking law or regulation that might affect its ability to perform such services.

         If OFFITBANK was prohibited from performing the services described in the Fund's Prospectus, it is expected that the Company's Board of Directors would recommend to the Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

                                   DISTRIBUTOR


         OFFIT Funds Distributor, Inc. (the "Distributor"), a wholly-owned subsidiary of PFPC Distributors, Inc., with its principal office at 3200 Horizon Drive, King of Prussia, PA 19406, distributes the shares of the Company. From January 1, 1997 to June 1, 1998, the Distributor was a wholly-owned subsidiary of BISYS Fund Services Limited Partnership, d/b/a BISYS Fund Services. Under a distribution agreement with the Company (the "Distribution Agreement"), the Distributor, as agent of the Company, agrees to use its best efforts to distribute the Company's shares. In order to reimburse the Distributor for its expenses incurred in certain activities intended to result in the sale of MSD&T Shares of the Fund, the Company has amended its Plan of Distribution (the "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. Under the Plan and Distribution Agreement, the Fund is authorized to spend for the account of MSD&T Shares up to 0.25% of its average daily net assets solely attributable to MSD&T Shares annually, to reimburse the Distributor for such activities primarily intended to result in the sale of MSD&T Shares, which are summarized in the Prospectus. For the fiscal periods ended December 31, 2000, December 31, 1999 and December 31, 1998, no distribution costs were incurred by the Fund.

SHAREHOLDER SERVICING AGENTS


         Pursuant to a Shareholder Servicing Plan adopted and amended by the Board of Directors of the Company, the Company may enter into Shareholder Servicing Agreements with financial institutions such as Mercantile-Safe Deposit and Trust Company and its affiliated and correspondent banks ("Shareholder Servicing Agents") with respect to MSD&T Shares. Shareholder administrative support services will be performed by Shareholder Servicing Agents for their customers who beneficially own MSD&T Shares. Such services may include, among other things: assisting in aggregating and processing purchase, exchange and redemption transactions; placing net purchase and redemption orders with the Distributor; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; processing dividend payments; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts, as necessary; providing periodic statements showing a customer's positions in the Fund; transmitting, on behalf of the Company, proxy statements, annual reports, updating prospectuses and other communications from the Company to the shareholders of the Fund; and receiving, tabulating and transmitting to the Company proxies executed by shareholders with respect to meetings of shareholders of the Fund. Customers may have or be given the right to vote shares held of record by Shareholder Servicing Agents.


         For the services provided, the Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to .25% of the average daily net asset value of MSD&T Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing Agents will provide their customers with a schedule of any credits, fees or of the terms or conditions that may be applicable to the investment of customer assets in the Fund's MSD&T Shares.

                ADMINISTRATION, FUND ACCOUNTING, TRANSFER AGENCY
                              AND CUSTODY SERVICES

ADMINISTRATION

         PFPC Inc. ("PFPC"), serves as Administrator to the Company. Pursuant to an Administration and Accounting Services Agreement with the Company, PFPC performs administrative and fund accounting services for the Company, and is responsible for certain clerical, record keeping and bookkeeping services, except those performed by the Adviser or by The Bank of New York in its capacity as custodian of the Fund. The services provided by PFPC as Administrator include regulatory compliance, assistance in the preparation and filing of post-effective amendments to the Company's registration statement with the SEC, preparation of annual, semi-annual and other reports to shareholders and the SEC, filing of federal and state income tax returns, preparation of financial and management reports, preparation of board meeting materials, preparation and filing of blue sky registrations and monitoring compliance with the amounts and conditions of each state's qualification. For the administrative and fund accounting services PFPC provides to the Company, PFPC is paid an annual fee calculated daily and paid monthly which will not exceed .125% of average daily net assets. From time to time, the Administrator may waive all or a portion of its fees.


         From January 1, 1997 to June 1, 1998, BISYS Fund Services Limited Partnership ("BISYS") served as the Company's administrator.


         The charts below show the administrative and fund accounting fees for the Fund for the last three fiscal years along with any waivers that reduced those fees.

                                                 FISCAL YEAR ENDED
                                      -----------------------------------------
                                      DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
HIGH YIELD                                2000         1999           1998
----------                                ----         ----           ----
Fees earned                            $1,114,603    $1,261,898    $1,696,494
Fees waived                            $        0    $        0    $  442,728
Net amount of fees paid by the Fund    $1,114,603    $1,261,898    $1,253,766


TRANSFER AGENCY


         PFPC serves as the Company's Transfer Agent and Dividend Disbursing Agent. As part of PFPC's duties, PFPC: (i) processes shareholder purchase and redemption orders; (ii) issues periodic statements to shareholders; (iii) processes transfers, exchanges and dividend payments; and (iv) maintains all shareholder records for each account in the Company. From January 1, 1997 to June 1, 1998, BISYS Fund Services, Inc., an affiliate of BISYS, served as the Company's transfer agent.


CUSTODY


         The Bank of New York ("BONY") serves as custodian of the assets of the Fund. The principal business address of BONY is 100 Church Street Station, 10th Floor, New York, New York 10286. Under the Custodian Agreement, the Custodian has agreed to maintain a separate account in the name of the Fund; hold and disburse portfolio securities on account of the Fund; collect and receive all income and other payments and distributions on account of the Fund's portfolio securities; and make periodic reports to the Company's Board of Directors concerning the Fund's operations. BONY is authorized under the Custodian Agreement to establish separate account for the Fund's foreign securities with subcustodians, provided that BONY remains responsible for the performance of all of its duties under the Custodian Agreement.


COUNSEL

         Kramer Levin Naftalis & Frankel LLP, whose address is 919 Third Avenue, New York, NY 10022, serves as counsel to the Company.


INDEPENDENT AUDITORS

         Ernst & Young LLP, whose address is 2001 Market Street, Suite 4000, Philadelphia, PA 19103, serves as the independent auditors for the Company for the fiscal year ending December 31, 2001. The independent auditors conduct audits of the Company and assist in the preparation of the Company's semi-annual and annual reports.


                             PORTFOLIO TRANSACTIONS


         The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Company's Board of Directors, the Adviser is primarily responsible for the Company's portfolio decisions and the placing of the Company's portfolio transactions. When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. For the fiscal years ended December 31, 1998, 1999, and 2000, the Fund paid $3,184, $15,327, and $3,241, respectively, in brokerage commissions.


         Fixed-income and certain short-term securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks a competitive price in placing its orders, the Company may not necessarily be paying the lowest price available.

         Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Affiliated persons of the Company, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for the Company as agent. Subject to the considerations discussed above and in accordance with procedures adopted by the Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for the Company, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length agency transaction.

         Investment decisions for the Company are made independently from those for other funds and accounts advised or managed by the Adviser. Such other funds and accounts may also invest in the same securities as the Company. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Company, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Company or the price paid or received by the Company. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Company with those to be sold or purchased for other funds or accounts in order to obtain best execution.

                               PURCHASE OF SHARES

         For information pertaining to the manner in which MSD&T shares of the Fund are offered to the public, see "Purchase of MSD&T Shares" in the Prospectus. The Company reserves the right, in its sole discretion, to (i) suspend the offering of shares of the Fund, and (ii) reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Company. The officers of the Company may, from time to time, waive the minimum initial and subsequent investment requirements.

                              REDEMPTION OF SHARES

         For information pertaining to the manner in which MSD&T shares of the Fund may be redeemed, see "Redemption of MSD&T Shares" in the Prospectus. The Company may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "Exchange") or the bond market is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit.

         Furthermore, if the Board of Directors determines that it is in the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption price, in whole or in part, by a distribution in kind.

         The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Board of Directors may deem advisable; however, payment will be made wholly in cash unless the Board of Directors believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Company. If redemptions are paid in investment securities, such securities will be valued as set forth in the Company's Prospectus under "Pricing of Fund Shares" and redeeming shareholders would normally incur brokerage expenses if they converted these securities to cash.

         No charge is made by the Fund for redemptions. Redemption proceeds may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

                            PERFORMANCE CALCULATIONS

         The Company may from time to time quote various performance figures to illustrate the past performance of each class of shares of the Fund. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the SEC methods for computing performance follows.

TOTAL RETURN

         The Fund's average annual total return is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods (or, if shorter, the period since inception of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period (or, if shorter, the period since inception of the Fund) and the deduction of all applicable Fund expenses on an annual basis. Average annual total return is calculated according to the following formula:

                 P ( l + T )n =  ERV

         where:  P    =  a hypothetical initial payment of $1,000.
                 T    =  the average annual total return.
                 N    =  the number of years.
                 ERV  =  the ending redeemable value of a hypothetical
                         $1,000 payment made at the beginning of the period.

         The Fund presents performance information for each class of shares commencing with the Fund's inception (or the inception of the Partnership with respect to the Fund, see "The Transfer" above for more information). Performance information for each class of shares may also reflect performance for time periods prior to the introduction of such class, and the performance for such prior time periods will not reflect any fees and expenses, payable by such class that were not borne by the Fund prior to the introduction of such class.




         The Fund may also calculate total return on an aggregate basis which reflects the cumulative percentage change in value over the measuring period. The formula for calculating aggregate total return can be expressed as follows:

                  Aggregate Total Return  =  ERV  -  1
                                             ---
                                              P

         In addition to total return, the Fund may quote performance in terms of a 30-day yield. The yield figures provided will be calculated according to a formula prescribed by the SEC and can be expressed as follows:

                   YIELD  =  2 [ (  a - b  + 1 )6  - 1 ]
                                    -----
                                      cd

         where: a = dividends and interest earned during the period.
                b = expenses accrued for the period (net of any reimbursements). c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
                d = the maximum offering price per share on the last day of the period.

         For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations.

         Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations during the 30-day or one month period. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.


The following table sets forth the average annual total returns for MSD&T Shares of the Fund for the periods ended December 31, 2000:

                                                               MSD&T Shares

              One Year............................................(4.57%)

              Since Inception (November 1, 1999)..................(1.97%)

         The aggregate total return for the MSD&T Shares since inception through December 31, 2000 was (2.31%). The 30-day yield for the MSD&T Shares for the period ended December 31, 2000 was 12.13%.

         The Fund may also advertise tax-equivalent yields which are computed by dividing that portion of yield that is tax-exempt by one, minus a stated income tax rate and adding the quotient to that portion, if any, of the yield that is not tax-exempt.

         The Fund may also advertise its "risk adjusted return," which reflects the total return of the Fund over time adjusted to reflect volatility of the Fund.

         The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of their rankings in each applicable ranking group. In addition, the Company may use performance data reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Institutional Investor, Money, Morningstar, Mutual Fund Values, The Wall Street Journal, The New York Times and U.S.A. Today.

         The Fund may include in advertising or sales literature discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting), investment management techniques, policies or investment suitability of the Fund, economic and political conditions and the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks and bonds. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. In addition, selected indices may be used to illustrate historic performance of select asset classes.

      ADDITIONAL INFORMATION CONCERNING DIVIDENDS, DISTRIBUTIONS AND TAXES

         Information set forth in the Prospectus and this SAI is only a summary of certain key tax considerations generally affecting purchasers of shares of the Fund. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal, state and local tax treatment of the Fund or the implications to shareholders, and the discussions here and in the Fund's Prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

         In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code
Section 1256 (unless the Fund elects otherwise), generally will be treated as ordinary income or loss.

         Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of the Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) under Regulations that have not yet been promulgated, the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts. However, if a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Fund's shareholders.

         In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

         Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

         Transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 Contracts." Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 Contracts.

         The Fund may enter into notional principal contracts, including interest rate swaps, caps, floors, and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors, and collars) that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or, under an alternative method provided in Treasury Regulations).

         The Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, the Fund may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the next taxable year. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

         Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government, such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Association, and the Student Loan Marketing Association, are treated as U.S. Government securities.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such gains and losses in determining the company's ordinary taxable income for the succeeding calendar year). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS


         The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Distributions attributable to dividends received by the Fund from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by the Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the dividends-received deduction.

         Ordinary income dividends paid by the Fund with respect to a taxable year may qualify for the 70% dividends-received deduction generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), during the 90 day period (180 days in the case of certain preferred stock) beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code
Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code

Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

         The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund's disposition of domestic qualified "small business" stock will be subject to tax.


         Conversely, if the Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.


         Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credit rules.


         Distributions by the Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an "exempt recipient" (such as a corporation).

SALE OR REDEMPTION OF SHARES


         A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.


         If a shareholder (1) incurs a sales load in acquiring shares of the Fund, (2) disposes of such shares less than 91 days after they are acquired and
(3) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

FOREIGN SHAREHOLDERS

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against such gross income or a credit against the U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and exempt-interest dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

         If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION, LOCAL TAX CONSIDERATIONS

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

         Rules of state and local taxation of ordinary income dividends, exempt-interest dividends, and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

BACKUP WITHHOLDING

         The Fund may be required to withhold U.S. federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends (other than exempt-interest dividends) if (i) the payee fails to furnish the Fund with the payee's correct taxpayer identification number, (ii) the IRS notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding.

         Investors should consult their own tax advisers regarding specific questions as to the federal, state, local and foreign tax consequences of ownership of shares in any of the Funds.



                              SHAREHOLDER SERVICES

         The following supplements the information regarding shareholder services set forth in the Company's Prospectus relating to the Fund.

EXCHANGE PRIVILEGE

         A Shareholder who holds MSD&T Shares should consult his/her Shareholder Servicing Agent to determine the availability of and terms and conditions imposed on exchanges with the other Funds and portfolios of the Company.

         For federal income tax purposes, an exchange between Funds of the Company is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to those of the Company, an exchange between a series of a fund was deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Funds or portfolios; shareholders may want to consult their tax advisers for further information in this regard. The exchange privilege maybe modified or terminated at any time.

TRANSFER OF SHARES

         Shareholders may transfer shares of the Fund to another person by written request to The OFFIT Investment Fund, Inc. at the address noted above. The request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners and all share certificates, if any, which are subject to the transfer. The signature on the letter of request, the share certificate or any stock power must be guaranteed in the same manner as described under "Redemption of MSD&T Shares" in the Prospectus. As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                               GENERAL INFORMATION

CODE OF ETHICS

         The Adviser, the Distributor and the Board of Directors have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Codes significantly restrict the personal investing activities of persons with access to information about recent portfolio transactions. Among other provisions, the Codes require that such persons with access to information about the purchase or sale of portfolio securities obtain preclearance before executing personal trades.

CAPITAL STOCK

         All shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law. As used in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Fund and all additional investment portfolios, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Company's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting the Company, any other single Fund (e.g., approval of Advisory Agreements) or any single class of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund, or of the class of shares of the Fund, if a class vote is required, are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund or of the class of shares of the Fund, if a class vote is required. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

         Each share of each class of the Fund of the Company is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Company's Board of Directors. In the event of the liquidation or dissolution of the Company, shares of a class of the Fund are entitled to receive the assets allocable to that class of shares of the Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Fund, of any general assets not belonging to the Fund which are available for distribution. It is anticipated that expenses incurred by each class of shares of the Fund will differ and, accordingly, that the dividends distributed with respect to each class will differ.

         Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

CERTAIN OWNERS OF SHARES OF THE COMPANY


         As of April 4, 2001, to the knowledge of the Administrator, the Officers and the Directors of the Company, as a group, owned less than 1% of the outstanding voting shares of the Fund. As of April 4, 2001, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund:


SHARE CLASS                 NAME AND ADDRESS                         PERCENTAGE
                           OF BENEFICIAL OWNER


MSD&T           Mercantile Safe Deposit & Trust Co.                   72.24%(1)
                Mutual Fund Administration
                20 South Charles St., 5th Floor
                Baltimore, MD 21201

                MSD&T Total Return Bond Fund                          22.37%(1)
                Mutual Fund Administration
                20 South Charles St., 5th Floor
                Baltimore, MD 21201


(1) Accountholder may be deemed to have "control" as defined under the Securities Act of 1933.

OTHER INFORMATION

         The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectus or in this Statement of Additional Information regarding the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL INFORMATION


         The audited financial statements for the Company and the notes thereto appearing in the most current fiscal year Annual Report to shareholders are incorporated in this Statement of Additional Information by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Company's independent auditors for the fiscal year ended December 31, 2000, Ernst & Young LLP, whose report thereon dated February 6, 2001, is also incorporated herein by reference. The financial statements for the fiscal year ended December 31, 1999 were audited by the Company's prior independent auditors, PricewaterhouseCoopers LLP, whose report thereon dated February 16, 2000 is incorporated by reference. Additional copies of the Annual Report may be obtained at no charge by telephoning the Company at (800) 618-9510.

                         THE OFFIT INVESTMENT FUND, INC.

                              400 Bellevue Parkway
                              Wilmington, DE 19809
                                 (800) 618-9510

                       STATEMENT OF ADDITIONAL INFORMATION


                                 April 30, 2001


         The OFFIT Investment Fund, Inc. (the "Company") is an open-end, management investment company comprised of the following investment portfolios:

         OFFIT HIGH YIELD FUND

         OFFIT EMERGING MARKETS BOND FUND

         OFFIT LATIN AMERICA EQUITY FUND

         OFFIT TOTAL RETURN FUND

         OFFIT INVESTMENT GRADE GLOBAL DEBT FUND

         OFFIT GLOBAL CONVERTIBLE FUND

         OFFIT U.S. GOVERNMENT SECURITIES FUND

         OFFIT MORTGAGE SECURITIES FUND

         OFFIT CALIFORNIA MUNICIPAL FUND

         OFFIT NEW YORK MUNICIPAL FUND

         OFFIT NATIONAL MUNICIPAL FUND


(individually, a "Fund", and collectively, the "Funds"). The OFFIT California Municipal Fund, OFFIT New York Municipal Fund and OFFIT National Municipal Fund may be referred to as the "Municipal Funds". This Statement of Additional Information ("SAI") provides information about the Company applicable to each of the Funds. This information is in addition to the information that is contained in the Company's Prospectus dated April 30, 2001. The Investment Grade Global Debt and Global Convertible Funds have not yet commenced investment operations.

         This SAI is not a prospectus. The Prospectus may be obtained, without charge, by calling the Company toll-free at 1-800-618-9510 or by writing to the Company c/o PFPC Inc., P.O. Box 8701, Wilmington, DE 19809. The SAI should be read in conjunction with the Company's Prospectus dated April 30, 2001 and the Company's Annual Report dated December 31, 2000, which is hereby incorporated by reference.

                                TABLE OF CONTENTS

                                                                           PAGE

Organization and Classification...........................................   3

Non-Primary Investment Strategies and Related Risks.......................   3

Additional Risk Considerations............................................  17

Fundamental Investment Policies...........................................  18

Non-Fundamental Investment Policies.......................................  20

Management of the Company.................................................  20

Investment Adviser........................................................  23


Distributor ..............................................................  25


Administration, Fund Accounting, Transfer Agency and Custody Services ....  26

Portfolio Transactions....................................................  29

Purchase of Shares........................................................  31

Redemption of Shares......................................................  31


Performance Calculations..................................................  32

Additional Information Concerning Dividends, Distributions and Taxes......  36


Shareholder Services......................................................  44

General Information ......................................................  45


Financial Information ....................................................  48


Appendix A: Special Factors Affecting the California Municipal Fund ...... A-1

Appendix B: Special Factors Affecting the New York Municipal Fund ........ B-1

                         ORGANIZATION AND CLASSIFICATION

         The Company is an open-end, management investment company that was incorporated under the laws of the State of Maryland on September 8, 1993. All of the Funds are non-diversified and offer two classes of shares: Select and Advisor. Select Shares may be purchased from the Company's distributor, OFFIT Funds Distributor, Inc. and Advisor Shares may be purchased through a Shareholder Servicing Agent, which is a financial institution that has entered into an agreement with the Company to provide various shareholder services to the beneficial owners of Advisor Shares. The High Yield Fund also offers MSD&T Shares through a separate prospectus. MSD&T Shares are offered through Mercantile - Safe Deposit and Trust Company and its affiliated and correspondent banks. For more information on MSD&T Shares, contact the Company at 1-800-618-9510.

THE TRANSFER

         On March 1, 1994, the High Yield Fund exchanged its shares (now Select Shares) for portfolio securities of The Senior Securities Fund, L.P. (the "Partnership"), a Delaware limited partnership, after which the Partnership dissolved and distributed shares of the Fund pro rata to its partners. Following this transfer (the "Transfer"), partners of the Partnership who participated in the Transfer constituted all of the shareholders of the Fund, except for shares representing seed capital contributed to the Fund by the Distributor. No gain or loss was recognized by the Partnership or the participating partners upon the Transfer. The investment performance of the Fund may include the performance of the Partnership. The investment objective and policies of the Fund are in all material respects equivalent to those of the Partnership. While the Fund is managed in a manner that is in all material respects equivalent to the management of the Partnership, the Fund is subject to certain restrictions on its investment activities under the Investment Company Act of 1940, as amended (the "1940 Act") and the Internal Revenue Code of 1986, as amended ("the Code") to which the Partnership was not subject. Had the Partnership been registered under the 1940 Act and subject to the provisions of the Code, its investment performance may have been adversely affected. Operating expenses incurred by the Fund may be higher than expenses that would have been incurred by the Partnership had it continued to operate as a private investment partnership. Past performance of the Fund (including the performance of the Partnership) should not be interpreted as indicative of the Fund's future performance.

               NON-PRIMARY INVESTMENT STRATEGIES AND RELATED RISKS


         The Funds may utilize many of the same investment techniques and certain Funds may invest in similar securities. Investors should note, however, that the Funds will invest their assets in accordance with their respective investment objectives and policies. Accordingly, the Funds' investment adviser, OFFITBANK (the "Adviser"), expects that each Fund's investment portfolio will be distinct.


REPURCHASE AGREEMENTS

         Each Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser based on guidelines established by the Company's Board of Directors, present minimal credit risks. The Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Fund may incur costs and experience time delays in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS

         Each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Fund transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase, the security in the future at an agreed upon price, which includes an interest component. Whenever the Funds enter into reverse repurchase agreements, they will place in a segregated custodian account liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by the Funds under the 1940 Act.

ASSET-BACKED SECURITIES

         Each of the Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

         Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the services to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

         Credit Support. Asset-backed securities often contain elements of credit support to lessen the effect of the potential failure by obligors to make timely payments on underlying assets. Credit support falls into two categories:
(i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying asset. Liquidity protection ensures that the pass through of payments due on the installment sales contracts and installment loans which comprise the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support. However, the existence of credit support may increase the market price of the security.

MORTGAGE-RELATED SECURITIES

         The Mortgage Securities Fund will invest substantially all of its assets, and each of the other Funds may invest from time to time in mortgage-related securities, consistent with its respective investment objectives and policies, that provide funds for mortgage loans made to residential home owners. These include securities, such as collateralized mortgage obligations and stripped mortgage-backed securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as a Fund) by various government, government-related and private organizations.

         The Adviser expects that government, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with each Fund's investment objectives and policies, consider making investments in such new types of securities.

SHORT SALES

         Each Fund may make short sales of securities "against the box". A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. In a short sale "against the box," at the time of sale, a Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security. Short sales against the box are a form of hedging to offset potential declines in long positions in similar securities.

CONVERTIBLE SECURITIES

         The High Yield, Emerging Markets Bond, Latin America Equity, Total Return and Global Debt Funds may, and the Global Convertible Fund will, invest in convertible securities. The convertible securities that may be held by a Fund include any corporate debt security or preferred stock that may be converted into underlying shares of common stock and include both traditional convertible securities and synthetic convertible securities. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. "Synthetic" convertible securities, as such term is used herein, are created by combining separate securities which possess the two principal characteristics of a true convertible security, fixed income and the right to acquire equity securities. Convertible securities have several unique investment characteristics such as (i) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) the potential for capital appreciation if the market price of the underlying common stock increases.

         The High Yield, Emerging Markets Bond, Latin America Equity, Total Return and Global Debt Funds have no current intention of converting any convertible securities they may own into equity securities or holding them as an equity investment upon conversion, although they may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, such Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

DEPOSITORY RECEIPTS AND DEPOSITORY SHARES

         The High Yield, Emerging Markets Bond, Latin America Equity, Total Return, Investment Grade Global Debt and Global Convertible Funds may hold equity securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company which evidences ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs and CDRs in bearer form are designed for use in European securities markets. For purposes of the Funds' investment policies, the Funds' investments in ADRs, ADSs, EDRs, and CDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted. As a result of the absence of established securities markets and publicly owned corporations in certain foreign countries as well as restrictions on direct investment by foreign entities, the Funds may be able to invest in such countries solely or primarily through ADRs or similar securities and government approved investment vehicles. The Adviser expects that the Funds, to the extent of their investment in ADRs, will invest predominantly in ADRs sponsored by the underlying issuers. The Funds, however, may invest in unsponsored ADRs. Issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

WARRANTS OR RIGHTS

         Warrants or rights may be acquired by each of the High Yield, Emerging Markets Bond, Latin America Equity, Total Return, Investment Grade Global Debt and Global Convertible Funds in connection with other securities or separately, and provide the applicable Fund with the right to purchase at a later date other securities of the issuer. Warrants or rights acquired by a Fund in units or attached to securities will be deemed to be without value for purpose of this restriction. These limits are not fundamental policies of the Funds and may be changed by the Company's Board of Directors without shareholder approval.

BORROWING

         The Latin America Equity, Total Return, Global Debt, National Municipal, California Municipal and New York Municipal Funds' borrowings will not exceed 25% of each Fund's respective total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowings and may use the proceeds of such borrowings for investment purposes. These Funds may borrow for leveraging purposes. The High Yield, Emerging Markets Bond, Global Convertible, U.S. Government Securities and Mortgage Securities Funds borrowings will not exceed 20% of their respective total assets and is permitted only for temporary or emergency purposes. Any borrowing by the Funds may cause greater fluctuation in the value of their shares than would be the case if the Funds did not borrow. In the event that the Funds employ leverage, they would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in the Funds' net asset values. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, the Funds' earnings or net asset values will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, the Funds' earnings or net asset values would decline faster than would otherwise be the case.

         The Latin America Equity, Total Return, Global Debt and the Municipal Funds may, in addition to engaging in the transactions described above, borrow money for temporary or emergency purposes (including, for example, clearance of transactions, share repurchases or payments of dividends to shareholders) in an amount not exceeding 5% of the value of the applicable Fund's total assets (including the amount borrowed.)

WHEN ISSUED AND FORWARD COMMITMENT TRANSACTIONS

         Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a forward commitment basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities at a set price with payment and delivery taking place beyond the normal settlement date, allow such Fund to lock in what the Adviser believes to be an attractive price or yield on a security it owns or intends to purchase or sell, regardless of future changes in interest rates or securities prices. No income accrues to the purchaser of a security on a when-issued or forward commitment basis prior to delivery. When a Fund purchases securities on a when-issued basis or engages in forward commitment transactions, it sets aside securities or cash with its custodian equal to the payment that will be due. Engaging in when-issued and forward commitment transactions can cause greater fluctuation in a Fund's net asset value and involves a risk that yields or prices available in the market on the delivery date may be more advantageous to such Fund than those received in each transaction.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

         Each Fund (other than the Municipal Funds) may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of its portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of such Fund's portfolio securities denominated in such foreign currency. Conversely, when a Fund believes that the U.S. dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where such Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Each Fund's custodian will place cash not available for investment or U.S. government securities or other liquid investments in a separate account having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and transaction hedges, to the extent they do not already own the security subject to the transaction hedge. If the value of the securities placed in a separate account declines, additional cash or investments will be placed in the account on a daily basis so that the value of the account will equal the amount of such Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, a Fund may purchase a call option permitting such Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or a Fund may purchase a put option permitting such Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. If the party with which a Fund enters into a forward contract becomes insolvent or breaches its obligation under the contract, then the Fund may lose the ability to purchase or sell a currency as desired.

LOANS OF PORTFOLIO SECURITIES

         For the purpose of realizing additional income, each Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under the Fund's investment program and by regulatory agencies and approved by the Company's Board of Directors. While the securities loan is outstanding, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Fund has a right to call each loan and obtain the securities on five business days' notice. To the extent applicable, a Fund will not have the right to vote equity securities while they are being lent, but it will call in a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans only will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

LOAN PARTICIPATIONS AND ASSIGNMENTS

         Each Fund (other than the U.S. Government Securities, Mortgage Securities and the Municipal Funds) may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a domestic or foreign entity and one or more financial institutions ("Lenders"). The majority of the Funds' investments in Loans in Latin America and other emerging markets are expected to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. Such Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and such Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. Creditworthiness will be judged based on the same credit analysis performed by the Adviser when purchasing marketable securities. When a Fund purchases Assignments from Lenders, that Fund will acquire direct rights against the borrower on the Loan. However, since assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

         A Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a Fund's ability to dispose of particular Assignments or Participations when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to those securities for purposes of valuing such Fund's portfolio and calculating its net asset value. Each Fund currently treats investments in Participations and Assignments as illiquid for purposes of its limitation on investments in illiquid securities. See "Illiquid Securities" below. However, each Fund may revise its policy in the future based upon further review of the liquidity of Assignments and Participations. Any determination to treat an Assignment or Participation as liquid would be made based on procedures adopted by the Board of Directors.

U.S. GOVERNMENT OBLIGATIONS

         Except for temporary defensive purposes, no Fund (other than the U.S. Government Securities and Mortgage Securities Funds) will invest more than 25% (35% with respect to the National Municipal, California Municipal and New York Municipal Funds) of its net assets in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. Such securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government.

         In addition to the U.S. Treasury obligations described above, the Funds may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

         Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

         Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DISCOUNT OBLIGATIONS

         Each Fund may invest in zero coupon securities and debt securities (including for certain Funds convertible debt securities) acquired at a discount. A substantial portion of the Emerging Markets Bond, Total Return and Global Debt Fund's sovereign debt securities may be acquired at a discount. The Funds will only purchase such securities to the extent consistent with their respective investment objectives. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. The entire return of a zero coupon security consists of the amortization of discount. The High Yield, Emerging Markets Bond, Latin America Equity, Total Return and Global Debt Funds also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. The High Yield and Global Debt Funds will only purchase pay-in-kind bonds that pay all or a portion of their interest in the form of debt securities. The Emerging Markets Bond, Latin America Equity, Total Return and Global Convertible Funds may receive payments from pay-in-kind bonds in the form of both debt and equity securities provided that such equity securities do not cause each of these Funds to exceed their respective investment limitation in equity securities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

         Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than does the value of ordinary interest-bearing debt securities with similar maturities. Under current federal income tax law, the Funds are required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Funds will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Funds may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements. See "Additional Information Concerning Dividends, Distributions and Taxes" below.

BANK OBLIGATIONS

         Bank obligations that may be purchased by each Fund include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker's acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. The Funds do not consider fixed time deposits illiquid for purposes of the restriction on investment in illiquid securities.

         Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

         Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such investment risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities held by a Fund, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of the principal of and interest on such securities held by a Fund. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers.

VARIABLE AND FLOATING RATE INSTRUMENTS

         Securities purchased by each Fund may include variable and floating rate instruments, which provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively. In some cases the Fund may require that the obligation to pay the principal of the instrument be backed by a letter or line of credit or guarantee. Although a particular variable or floating rate demand instrument might not be actively traded in a secondary market, in some cases, the Fund may be entitled to principal on demand and may be able to resell such notes in the dealer market. With respect to the floating and variable rate notes and demand notes described in the Prospectus, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers or guarantors of such notes and will continuously monitor their financial ability to meet payment obligations when due.

MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION
INTERESTS

         The National Municipal, California Municipal and New York Municipal Funds may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund's original investment.

         Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

         Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Funds' 15% limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Adviser will consider a variety of factors including: (i) the willingness of dealers to bid for the security; (ii) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (iii) the frequency of trades or quotes for the obligation; and (iv) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

         Each Fund may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying Municipal Security, plus accrued interest. Each Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Adviser, the interest from such participations is exempt from regular federal income tax and California income tax, in the case of the California Municipal Fund, or New York State, New York City and City of Yonkers personal income tax, in the case of the New York Municipal Fund.

PRE-REFUNDED MUNICIPAL SECURITIES

         The National Municipal, California Municipal and New York Municipal Funds may invest in pre-refunded Municipal Securities. The principal of and interest on pre-refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of obligations issued or guaranteed by the U.S. Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the Issuer. Pre-refunded Municipal Securities are usually purchased at a price which represents a premium over their face value.

BRADY BONDS

         Each Fund (other than the U.S. Government Securities, the Mortgage Securities and the Municipal Funds) may invest in "Brady Bonds", which are debt securities issued or guaranteed by foreign governments in exchange for existing external defaulted commercial bank indebtedness under a plan announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

         Each such Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least six months of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

TENDER OPTION BONDS

         The National Municipal, California Municipal and New York Municipal Funds may invest in tender option bonds. A tender option bond is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term-tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate.

         No Fund will purchase tender option bonds unless at the time of such purchase the Adviser reasonably expects that (i) based upon its assessment of current and historical interest rate trends, prevailing short-term tax-exempt rates will not exceed the stated interest rate on the underlying municipal obligations at the time of the next tender fee adjustment, and (ii) the circumstances which might entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. At the time of each tender opportunity, a Fund will exercise the tender option with respect to any tender option bonds unless the Adviser reasonably expects that, (i) based upon its assessment of current and historical interest rate trends, prevailing short-term tax-exempt rates will not exceed the stated interest rate on the underlying municipal obligations at the time of the next tender fee adjustment, and (ii) the circumstances which might entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. Each Fund will exercise the tender feature with respect to tender option bonds, or otherwise dispose of their tender option bonds, prior to the time the tender option is scheduled to expire pursuant to the terms of the agreement under which the tender option is granted. Each Fund will purchase tender option bonds only when it is satisfied that (i) the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax-exempt status of the underlying municipal obligations and (ii) payment of any tender fees will not have the effect of creating taxable income for the Funds.

         Each Fund intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser, be exempt from regular federal income tax and, in the case of the California Municipal Fund, California state income tax, or in the case of the New York Municipal Fund, New York State, New York City and City of Yonkers personal income tax. However, because there can be no assurance that the Internal Revenue

Service (the "IRS") will agree with such counsel's opinion in any particular case, there is a risk that a Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. Each Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

AUCTION RATE SECURITIES

         The National Municipal, California Municipal and New York Municipal Funds may invest in auction rate securities. Auction rate securities consist of auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

         Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Code. For purposes of complying with the 35% limitation on each Fund's investments in securities other than Municipal Securities, auction rate preferred securities will not be treated as Municipal Securities unless substantially all of the dividends on such securities are expected to be exempt from regular federal income taxes and, in the case of the California Fund, California state income tax, or, in the case of the New York Fund, New York State, New York City and City of Yonkers personal income tax.

         Each Fund's investments in auction rate preferred securities of closed-end funds are subject to the limitations prescribed by the 1940 Act and certain state securities regulations. These limitations include a prohibition against acquiring more than 3% of the voting securities of any other investment company and investing more than 5% of such Fund's assets in securities of any one investment company or more than 10% of its assets in securities of all investment companies. Each Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory and administration fees payable directly by such Fund.

INSURANCE

         The National Municipal, California Municipal and New York Municipal Funds may invest in "insured" tax-exempt Municipal Securities. Insured Municipal Securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance only entitles a Fund to receive the face or par value of the securities held by such Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of a Fund.

         Each Fund may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's Investors Service, Inc. ("Moody's") or AAA from Standard & Poor's Ratings Group ("Standard & Poor's") for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are noncancellable and continue in force as long as the bonds are outstanding.

         A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term. Each Fund may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or a Fund may itself purchase such a policy from insurers for bonds which are currently uninsured.

         An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by the Funds will be obtained only from insurance companies rated, at the time of purchase, Aaa by Moody's or AAA by Standard & Poor's.

ILLIQUID SECURITIES

         No Fund will knowingly invest more than 15% of the value of its net assets in illiquid securities, including securities which are not readily marketable, time deposits and repurchase agreements not terminable within seven days. Illiquid assets are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The sale of restricted or illiquid securities require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on securities exchanges or in the over-the-counter markets. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

         With respect to liquidity determinations generally, the Company's Board of Directors has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the Securities Act of 1933 and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the Adviser, pursuant to guidelines reviewed by the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes for the security; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Adviser will monitor the liquidity of securities in each Fund's portfolio and report periodically on such decisions to the Board of Directors.

OTHER INVESTMENT COMPANIES

         The Total Return Fund may invest all or any portion of its assets in each of the other Funds. Each other Fund reserves the right to invest up to 10% of its total assets in the securities of other unaffiliated investment companies. Each other Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. No such Fund intends to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any premium to net asset value of the investment company or of any sales charge. Each such other Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Fund. To the extent that the Total Return Fund's assets are invested in the other Funds of the Company, no advisory fee is paid at the Fund level, and shareholders incur their proportionate share of advisory fees paid by the other Funds.

FUTURE DEVELOPMENTS

         Each Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by a Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with a Fund's investment objectives and legally permissible for such Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

HEDGING AND DERIVATIVES

         Each Fund (other than the Municipal Funds) may use, as portfolio management strategies, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related options transactions. Each such Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain. The Municipal Funds may, in order to further their investment objectives, purchase or sell futures contracts on (i) U.S. Government Securities and (ii) municipal bond indices. Currently, at least one exchange trades futures contracts on an index of long-term municipal bonds, and the Funds reserve the right to conduct futures transactions based on an index which may be developed in the future to correlate with price movements in municipal obligations. In addition, each such Fund may buy and sell interest rate futures contracts and options on interest rate futures contracts. The Funds will not engage in futures and options transactions for leveraging purposes. The Funds may be unable or limited in their ability to engage in Hedging and Derivatives by certain factors, including current economic conditions. See Appendix B to the Prospectus.

TEMPORARY STRATEGIES

         Each Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objectives, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, each of the Funds (other than the Municipal Funds) temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of their respective assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of each Fund's investments may be made in the United States and denominated in U.S. dollars. The Municipal Funds may, for temporary defensive purposes, invest without limitation in taxable, high quality short term money market instruments if, in the opinion of the Adviser, adverse conditions prevail in the markets for Municipal Securities (including conditions under which such obligations are unavailable for investment). Any net interest income derived from taxable securities and distributed by the Municipal Funds will be taxable as ordinary income when distributed.

         In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, each Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

                         ADDITIONAL RISK CONSIDERATIONS

NON-U.S. WITHHOLDING TAXES

         A Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income. See "Additional Information Concerning Dividends, Distributions and Taxes" below.

INVESTING IN PUERTO RICO, THE UNITED STATES VIRGIN ISLANDS AND GUAM


         The following information is a summary of special factors affecting investments in Puerto Rican Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by Puerto Rico and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from statements relating to Puerto Rico's economy published by the Government of Puerto Rico. The Company is not responsible for the accuracy or timeliness of this information.

         The economy of Puerto Rico is dominated by the manufacturing and service sectors (including finance and tourism). Investment in fixed capital, including public infrastructure, private development and construction, and purchases of equipment and machinery accounted for approximately 30.4% of Puerto Rico's gross domestic product in 1999. The economic growth of Puerto Rico was 4.2% in fiscal year 1999, slightly higher than the average growth of highly developed countries such as the US, Canada and the UK, which during the same period ranged between 2.1% and 4.5%. A key element in 1999's economic growth was the level of internal investments in fixed capital (including public infrastructure, private development projects and purchase of equipment), which increased an aggressive 25.8%, as well as the manufacturing and services sectors that have traditionally dominated Puerto Rico's economy.

         The economy of Puerto Rico expanded moderately during the early 1990s, with gross domestic product increasing at rates between 0.8% and 0.9%. Over the past several years, however, Puerto Rico has experienced more significant annual increases in gross domestic product, ranging from a 2.5% in fiscal year 1994 to a record high of 4.2% in fiscal year 1999. Annual increases in Puerto Rico's gross domestic product for fiscal years 1996, 1997 and 1998 were 3.3%, 3.2% and 3.1%, respectively. The balance of net sales(exports and imports) is negative, yet exports (tourism included) of goods and services experienced an aggressive growth rate of 12.4% in the fiscal year 1999. Such growth in exports is considered an important aspect of Puerto Rico's economic growth.

         Although Puerto Rico's unemployment rate of 12.5% in fiscal year 1999 is high when compared to the United States average of 3.9% for the same period, this unemployment rate was the lowest registered in the last two decades. The government has made economic-growth projections under three potential scenarios: minimal growth, base growth and maximum growth. Under the minimal-growth scenario, Puerto Rico's economy is expected to grow 2.5% in fiscal year 2000 and 2.1% in fiscal year 2001, compared to growth rates of 2.7% and 2.3% under the base-growth scenario and 3.0% and 2.6% under the maximum growth-scenario in fiscal years 2000 and 2001, respectively. These growth projections are based on an increasing rate of personal consumption, stable interest rates, a controlled inflation rate, and policies of the Government of Puerto Rico.

         The United States Virgin islands ("USVI") are located approximately 1,100 miles east-southeast of Miami and are made up of St. Croix, St. Thomas and St. John. The economy is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. However, a recession-driven decline in visitors to the Virgin Islands has caused unemployment to increase.


         An important component of the USVI revenue base is the federal excise tax on rum exports. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under the North American Free Trade Agreement. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. There is currently no rated, unenhanced Virgin Islands debt outstanding.

         Guam, an unincorporated U.S. territory, is located 1,500 miles southeast of Tokyo. Population has grown consistently since 1970. The U.S. military is a key component of Guam's economy. The federal government directly comprises more than 10% of the employment base, with a substantial component of the service sector to support these personnel. Guam is expected to benefit from the closure of the Subic Bay Naval Base and the Clark Air Force Base in the Philippines. Guam is also heavily reliant on tourists, particularly the Japanese. There is currently no rated, unenhanced Guam debt outstanding.



                         FUNDAMENTAL INVESTMENT POLICIES

         In addition to the Funds' investment objectives, the following is a list of restrictions and fundamental investment policies that may not be changed without the affirmative vote of a majority of the Funds' outstanding shares (as defined below under "General Information - Capital Stock.") No Fund may:

         1. invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided, that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; and provided further, that, with respect to the California Municipal Fund and the New York Municipal Fund, there is no limitation with respect to obligations issued or guaranteed by any state, territory or possession of the United States, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions;

         2. invest an amount equal to 15% or more of the current value of their net assets in investments that are illiquid;

         3. purchase or sell commodities or commodity contracts, except that a Fund may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in transactions in foreign currencies;

         4. make loans, except that a Fund may (a) (i) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit and bankers' acceptances) and (ii) invest in loans and participations in accordance with its investment objectives and policies, (b) make loans of portfolio securities and (c) enter into repurchase agreements with respect to portfolio securities;

         5. underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

         6. purchase real estate or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

         7. purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of a Fund's total assets in the case of any one other investment company and 10% of such total assets in the case of all other investment companies in the aggregate. This restriction shall not apply to investment company securities received or acquired by a Fund pursuant to a merger or plan of reorganization or to the extent permitted under applicable regulations and SEC interpretations of the 1940 Act or an exemptive order received by the Fund; and

         8. sell securities short (except for short positions in a futures contract or forward contract or short sales against the box and except in connection with Hedging and Derivatives).

         The High Yield, Emerging Markets Bond, Global Convertible, U.S. Government Securities and Mortgage Securities Funds may not borrow money (except that they may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes; PROVIDED, that (a) the amount of such borrowing may not exceed 20% of the value of such Fund's total assets, and (b) each such Fund will not purchase portfolio securities while such outstanding borrowing exceeds 5% of the value of such Fund's total assets. The Latin America Equity, Total Return and Global Debt Funds may borrow money from banks and enter into reverse repurchase agreements in an aggregate amount up to 25% of their total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing. The California Municipal, New York Municipal and National Municipal Funds may not borrow money, except (a) from banks or by entering into reverse repurchase agreements, in aggregate amounts not exceeding 25% of the value of its total assets at the time of such borrowing and (b) in amounts not exceeding 5% of the value of its total assets at the time of such borrowing for temporary or emergency purposes (including for clearance of securities transactions or payment of redemptions or dividends). For purposes of the California Municipal, New York Municipal and National Municipal Funds' investment limitation, the term "total assets" shall be calculated after giving effect to the net proceeds of any borrowings and reduced by any liabilities and indebtedness other than such borrowings. The High Yield, Emerging Markets Bond, Investment Grade Global Debt, Global Convertible and Latin America Equity Funds may not purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with the use of options, futures contracts, options thereon or forward currency contracts; a Fund may also make deposits of margin in connection with futures and forward contracts and options thereon) (other than Municipal Funds). Investment restriction (8) is a fundamental policy with respect to the National Municipal, California Municipal and New York Municipal Funds and a non-fundamental policy with respect to all other Funds. For purposes of determining whether the limitation discussed in restriction number 1 above is met, a Fund considers each issuer to be a member of the industry designated by its Standard Industry Classification ("SIC") code and will apply the 25% limitation on a SIC by SIC basis.

                       NON-FUNDAMENTAL INVESTMENT POLICIES

         The following are non-fundamental investment policies and may be changed by a vote of the Company's Board of Directors. No Fund may:

         1. invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

         2. pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings (and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to futures contracts and options on futures contracts, securities or indices);

         3.   invest in stock or bond futures and/or options on futures unless
              (i) not more than 5% of a Fund's total assets are required as deposit to secure obligations under such futures and/or options on futures contracts, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%; and

         4. purchase or retain securities of an issuer if those officers or Directors of the Fund or its investment adviser who own more than 1/2 of 1% of such issuer's securities together own more than 5% of the securities of such issuer.

        In addition, each of the High Yield, Emerging Markets Bond, Investment Grade Global Debt, Global Convertible and Latin America Equity Funds may not:

         1. invest for the purpose of exercising control over management of any company; and

         2. invest in puts, calls, straddles or spreads, except as described in (3) above;

         If a percentage restriction on investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

                            MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS

         The business of the Company is managed under the direction of the Board of Directors. Specifically, the Board of Directors is responsible for oversight of the Funds by reviewing and approving agreements with the Funds' service providers, and mandating policies for the Funds' operations. The principal occupations of the directors and executive officers of the Company (and any positions held with affiliated persons of the Company) for the past five years are listed below.

NAME, ADDRESS AND AGE                    POSITION(S) HELD WITH THE COMPANY      PRINCIPAL OCCUPATION(S) PAST 5 YEARS
---------------------                    ---------------------------------      ------------------------------------
Dr. Wallace Mathai-Davis                 Chairman of the Board, President,      Managing Director, OFFITBANK (investment
OFFITBANK                                and Director                           adviser) (1986-present); one additional
520 Madison Avenue                                                              Chairman of the Board, President, and
New York, NY  10022                                                             Director position with the OFFIT Fund
Age: 56 Years                                                                   Complex.

Edward J. Landau                         Director                               Of Counsel, Wolf, Block Schorr and
Wolf, Block Schorr and Solis-Cohen LLP                                          Solis-Cohen, LLP (2/1/98-present); Member,
250 Park Avenue                                                                 Lowenthal, Landau, Fischer & Bring, P.C
New York, NY 10177                                                              (1960-1/31/98); Director, Revlon Group
Age: 73 Years                                                                   Inc., Revlon Consumer Products Inc.;
                                                                                Pittsburgh Annealing Box and Clad Metals
                                                                                Inc.;  one additional Director position
                                                                                with the OFFIT Fund Complex.

The Very Reverend James Parks Morton     Director                               President, Interfaith Center of New York
Interfaith Center of New York                                                   (1/1/98- present); formerly Dean of
570 Lexington Avenue                                                            Cathedral of St. John the Divine
New York, New York 10022                                                        (1972-1996); one additional Director
Age: 76 Years                                                                   position with the OFFIT Fund Complex.

Stephen M. Peck                          Director                               General Partner, Wilderness Partners, L.P.
Wilderness Partners, L.P.                                                       (1989 to present); Director,
1775 Broadway                                                                   Harnischferger, Inc. and Fresenius Medical
New York, NY  10019                                                             Care; one additional Director position
Age: 66 Years                                                                   with the OFFIT Fund Complex.

Vincent M. Rella                         Treasurer                              Controller and Managing Director,
OFFITBANK                                                                       OFFITBANK (investment adviser) (1986 to
520 Madison Avenue                                                              present); one additional Officer position
New York, NY  10022                                                             with the OFFIT Fund Complex.
Age: 48 Years

Stephen Brent Wells                      Secretary                              Managing Director, OFFITBANK (investment
OFFITBANK                                                                       adviser) (1994 to present); one additional
520 Madison Avenue                                                              Officer position with the OFFIT Fund
New York, NY  10022                                                             Complex.
Age: 56 Years


                                       21

NAME, ADDRESS AND AGE                    POSITION(S) HELD WITH THE COMPANY      PRINCIPAL OCCUPATION(S) PAST 5 YEARS
---------------------                    ---------------------------------      ------------------------------------

Michael Kagan                            Assistant Treasurer                    Administrator, OFFITBANK (investment
OFFITBANK                                                                       adviser) (1998 to present); Administrator,
520 Madison Avenue                                                              Bankers Trust (1997); Audit Senior,
New York, NY  10022                                                             PriceWaterhouse LLP (1994-1996); one
Age: 30 Years                                                                   additional Officer position with the OFFIT
                                                                                Fund Complex.

David C. Lebisky                         Assistant Secretary                    Administrative Officer (1996-present) of
PFPC Inc.                                                                       PFPC Inc.; Legal Assistant (1994-1996)
400 Bellevue Parkway                                                            with the law firm of Drinker Biddle &
Wilmington, DE  19809                                                           Reath; one additional Officer position
Age: 29 years                                                                   with the OFFIT Fund Complex


         The Board of Directors has designated an audit committee to advise the full Board with respect to accounting, auditing and financial matters affecting the Company. The Audit Committee is comprised of Mr. Landau, The Very Reverend Morton and Mr. Peck and meets periodically.

         The Company pays each Director who is not also an officer or affiliated person an annual fee of $10,000 and a fee of $1,250 for each Board of Directors and Board committee meeting attended and reimburses such Director for all out-of-pocket expenses relating to attendance at meetings. Directors who are affiliated with the Adviser do not receive compensation from the Company but are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

DIRECTOR COMPENSATION


The following table shows the compensation paid by the Company to the Directors for 2000.



                                                         Pension or                               Total Compensation
                                  Aggregate          Retirement Benefits         Estimated        from Registrant and
                                Compensation         Accrued as Part of       Annual Benefits        Fund Complex*
Name of Director             From the Registrant        Fund Expenses         Upon Retirement      Paid to Directors
----------------             -------------------        -------------         ---------------      -----------------
Dr. Wallace Mathai-Davis                $0                    $0                    $0                       $0

Edward J. Landau                   $17,500                    $0                    $0                  $23,500

The Very Reverend
James Parks Morton                 $17,500                    $0                    $0                  $23,500

Stephen M. Peck                    $17,500                    $0                    $0                  $23,500


*For this purpose, the "Fund Complex" consists of The OFFIT Investment Fund, Inc. and The OFFIT Variable Insurance Fund, Inc., which are all the regulated investment companies advised by OFFIT.

                               INVESTMENT ADVISER

         The Company has retained OFFITBANK, a New York State chartered trust company, to act as its investment adviser (the "Adviser"). The Adviser is a subsidiary of the Wachovia Corporation, a leading bank holding company with Wachovia Bank, NA as its principal subsidiary. The advisory agreement (the "Advisory Agreement") between the Adviser and the Company provides that the Adviser shall manage the operations of the Company, subject to policies established by the Board of Directors of the Company. Pursuant to the Advisory Agreement, the Adviser manages the Company's investment portfolios, directs purchases and sales of the portfolio securities and reports to the Company's officers and directors regularly. In addition, the Adviser pays the compensation of the Company's officers, employees and directors affiliated with the Adviser. The Company bears all other costs of its operations, including the compensation of its directors not affiliated with the Adviser.


         For its services under the Advisory Agreement, the Adviser receives from each Fund an advisory fee. The fee is calculated daily and paid monthly based on the average daily net assets of each Fund, at the annual rate of 0.85% of the first $200,000,000, 0.75% on the next $400,000,000 and 0.65% of amounts in excess of $600,000,000 of the OFFIT High Yield Fund's average daily net assets; 0.90% of the first $200,000,000 and 0.80% on amounts in excess thereof of the OFFIT Emerging Markets Bond Fund's average daily net assets; 0.80% of the first $200,000,000 and 0.70% on amounts in excess thereof of the OFFIT Investment Grade Global Debt Fund's average daily net assets; 0.90% of the OFFIT Global Convertible Fund's average daily net assets; 1.00% of the OFFIT Latin America Equity Fund's average daily net assets; 0.35% of the OFFIT U.S. Government Securities Fund's average daily net assets, the OFFIT Mortgage Securities Fund's average daily net assets, the OFFIT National Municipal Fund's average daily net assets, the OFFIT California Municipal Fund's average daily net assets and the OFFIT New York Municipal Fund's average daily net assets. With respect to OFFIT Total Return Fund, the Adviser is entitled to receive a monthly fee from the Fund at the annual rate of 0.50% with respect to the Fund's assets other than investments in the other Funds of the Company. The Adviser may waive all or part of its fee from time to time in order to increase a Fund's net investment income available for distribution to shareholders. The Funds will not be required to reimburse the Adviser for any advisory fees waived. The Adviser may from time to time, at its own expense, provide compensation to financial institutions for performing administration or other services for their customers. These services may include maintaining account records, processing orders to purchase, redeem and exchange shares and answering customer inquiries.


         The charts below show the investment advisory fees for each Fund for the last three fiscal years along with any waivers that reduced the investment advisory fees. The fees shown were paid by the Funds to OFFITBANK.


                                                              FISCAL YEAR ENDED
                                            ---------------------------------------------------
                                            DECEMBER 31,       DECEMBER 31,        DECEMBER 31,
HIGH YIELD                                     2000               1999                1998
----------                                     ----               ----                ----
Fees earned                                 $8,894,882         $12,190,323         $11,091,248
Fees waived                                 $   61,795         $         0         $         0
Net amount of fees paid by the Fund         $8,833,087         $12,190,323         $11,091,248

                                                           FISCAL YEAR ENDED
                                            ----------------------------------------------------
                                            DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
EMERGING MARKETS BOND                          2000                1999                1998
---------------------                          ----                ----                ----
Fees earned                                 $1,711,968          $1,344,676          $1,960,803
Fees waived                                 $    5,202          $        0          $        0
Net amount of fees paid by the Fund         $1,706,766          $1,344,676          $1,960,803




                                                           FISCAL YEAR ENDED
                                            ----------------------------------------------------
                                            DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
LATIN AMERICA EQUITY                            2000                1999                1998
--------------------                            ----                ----                ----
Fees earned                                   $207,678            $174,866            $370,195
Fees waived                                   $  3,191            $    133            $      0
Net amount of fees paid by the Fund           $204,487            $174,733            $370,195



                                                           FISCAL YEAR ENDED
                                             ----------------------------------------------------
                                             DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
U.S. GOVERNMENT SECURITIES                      2000                1999                1998
--------------------------                      ----                ----                ----
Fees earned                                   $146,445            $143,287             $67,110
Fees waived                                   $ 39,181            $ 67,394             $38,093
Net amount of fees paid by the Fund           $107,264            $ 75,893             $29,017



                                                             FISCAL YEAR ENDED
                                            ----------------------------------------------------
                                            DECEMBER 31,        DECEMBER 31,         DECEMBER 31,
MORTGAGE SECURITIES                             2000                1999                1998
-------------------                             ----                ----                ----
Fees earned                                   $174,551            $212,993            $120,529
Fees waived                                   $ 58,461            $ 77,030            $ 78,778
Net amount of fees paid by the Fund           $116,090            $135,963            $ 41,751



                                                           FISCAL YEAR ENDED
                                            ----------------------------------------------------
                                            DECEMBER 31,         DECEMBER 31,         DECEMBER 31,
CALIFORNIA MUNICIPAL                            2000                 1999                1998
--------------------                            ----                 ----                ----
Fees earned                                    $50,657             $45,892             $28,769
Fees waived                                    $21,834             $38,084             $28,008
Net amount of fees paid by the Fund            $28,823             $ 7,808             $   761



                                                           FISCAL YEAR ENDED
                                           ----------------------------------------------------
                                           DECEMBER 31,         DECEMBER 31,        DECEMBER 31,
NEW YORK MUNICIPAL                             2000                 1999               1998
------------------                             ----                 ----               ----
Fees earned                                   $249,678            $251,216            $203,373
Fees waived                                   $ 44,949            $ 76,589            $ 90,180
Net amount of fees paid by the Fund           $204,729            $174,627            $113,193

                                                           FISCAL YEAR ENDED
                                            ----------------------------------------------------
                                            DECEMBER 31,        DECEMBER 31,         DECEMBER 31,
NATIONAL MUNICIPAL                              2000                1999                 1998
------------------                              ----                ----                 ----
Fees earned                                    $70,924             $77,770             $48,983
Fees waived                                    $23,301             $49,941             $32,995
Net amount of fees paid by the Fund            $47,623             $27,829             $15,988



                                          FISCAL YEAR ENDED
                                          -----------------
                                            DECEMBER 31,
TOTAL RETURN*                                   2000
------------                                    ----
Fees earned                                     $4,618
Fees waived                                     $4,389
Net amount of fees paid by the Fund             $  229


*The Fund commenced operations on June 22, 2000.

REGULATORY MATTERS

         The Adviser is a trust company chartered under the New York Banking Law and is supervised and examined thereunder by the New York Banking Department. The Adviser is prohibited by its charter from accepting deposits other than deposits arising directly from its exercise of the fiduciary powers granted under the New York Banking Law and, accordingly, is not an insured depository institution for purposes of the Federal Deposit Insurance Act or any other banking law or regulation.

         Banking laws and regulations, as currently interpreted by the New York Banking Department, prohibit New York State chartered trust companies from controlling, or distributing the shares of, a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit such trust companies generally from issuing, underwriting, selling or distributing securities, but do not prohibit such trust companies from acting as investment adviser, administrator, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. The Adviser believes that it may perform the services described in the Company's Prospectus without violation of such laws or regulations. OFFITBANK is not a member of the Federal Reserve System and is not subject to the Glass-Steagall Act, the Bank Holding Company Act of 1956 or any other federal banking law or regulation that might affect its ability to perform such services.

         If the Adviser was prohibited from performing the services described in the Company's Prospectus with respect to the Funds, it is expected that the Company's Board of Directors would recommend to each Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

DISTRIBUTOR


         OFFIT Funds Distributor, Inc. (the "Distributor"), a wholly-owned subsidiary of PFPC Distributors, Inc., with its principal office at 3200 Horizon Drive, King of Prussia, PA 19406, distributes the shares of the Company. From January 1, 1997 to June 1, 1998, the Distributor was a wholly-owned subsidiary of BISYS Fund Services Limited Partnership, d/b/a BISYS Fund Services. Under a distribution agreement with the Company (the "Distribution Agreement"), the Distributor, as agent of the Company, agrees to use its best efforts to distribute the Company's shares. Solely for the purpose of reimbursing the Distributor for its expenses incurred in certain activities primarily intended to result in the sale of Advisor Shares of the Funds, the Company has adopted a Plan of Distribution (the "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. Under the Plan and Distribution Agreement, each Fund is authorized to spend for the account of Advisor Shares up to 0.25% of its average daily net assets solely attributable to Advisor Shares annually, to reimburse the Distributor for such activities primarily intended to result in the sale of Advisor Shares, which are summarized in the Prospectus. For the fiscal periods ended December 31, 2000, 1999 and 1998, no distribution costs were incurred by the Funds.


SHAREHOLDER SERVICING AGENTS

         Pursuant to a Shareholder Servicing Plan adopted by the Board of Directors of the Company, the Company may enter into Shareholder Servicing Agreements with financial institutions ("Shareholder Servicing Agents") with respect to Advisor Shares. Shareholder administrative support services will be performed by Shareholder Servicing Agents for their customers who beneficially own Advisor Shares. Such services may include, among other things: assisting in aggregating and processing purchase, exchange and redemption transactions; placing net purchase and redemption orders with the Distributor; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; processing dividend payments; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts, as necessary; providing periodic statements showing a customer's positions in the Funds; transmitting, on behalf of the Company, proxy statements, annual reports, updating prospectuses and other communications from the Company to the shareholders of the Funds; and receiving, tabulating and transmitting to the Company proxies executed by shareholders with respect to meetings of shareholders of the Fund. Customers may have or be given the right to vote shares held of record by Shareholder Servicing Agents.

         For the services provided, the Company's Shareholder Servicing Plan permits each Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing Agents will provide their customers with a schedule of any credits, fees or of the terms or conditions that may be applicable to the investment of customer assets in each Fund's Advisor Shares.


                ADMINISTRATION, FUND ACCOUNTING, TRANSFER AGENCY

                              AND CUSTODY SERVICES

ADMINISTRATION


         PFPC Inc. ("PFPC"), serves as Administrator to the Company. Pursuant to an Administration and Accounting Services Agreement with the Company, PFPC performs administrative and fund accounting services for the Company, and is responsible for certain clerical, record keeping and bookkeeping services, except those performed by the Adviser, or by The Chase Manhattan Bank or the Bank of New York in their capacity as custodians of the Company. The services provided by PFPC as Administrator include regulatory compliance, assistance in the preparation and filing of post-effective amendments to the Company's registration statement with the SEC, preparation of annual, semi-annual and other reports to shareholders and the SEC, filing of federal and state income tax returns, preparation of financial and management reports, preparation of board meeting materials, preparation and filing of blue sky registrations and monitoring compliance with the amounts and conditions of each state's qualification. For the administrative and fund accounting services PFPC provides to the Company, PFPC is paid an annual fee calculated daily and paid monthly which will not exceed 0.125% of average daily net assets. From time to time, the Administrator may waive all or a portion of its fees.

         From January 1, 1997 to June 1, 1998, BISYS Fund Services Limited Partnership ("BISYS") served as the Company's administrator.


         The charts below show the administrative and fund accounting fees for each Fund for the last three fiscal years along with any waivers that reduced those fees.


                                                                 FISCAL YEAR ENDED
                                          -----------------------------------------------------------
                                           DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
HIGH YIELD                                     2000                    1999                  1998
----------                                     ----                    ----                  ----
Fees earned                                 $1,114,603                $1,261,898          $1,696,494
Fees waived                                 $        0                $        0          $  442,728
Net amount of fees paid by the Fund         $1,114,603                $1,261,898          $1,253,766




                                                                 FISCAL YEAR ENDED
                                          -----------------------------------------------------------
                                           DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
EMERGING MARKETS BOND                          2000                      1999                1998
---------------------                          ----                      ----                ----
Fees earned                                   $252,773                  $201,761            $323,147
Fees waived                                   $ 57,065                  $ 44,823            $110,256
Net amount of fees paid by the Fund           $195,708                  $156,938            $212,891



                                                                 FISCAL YEAR ENDED
                                          -----------------------------------------------------------
                                           DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
LATIN AMERICA EQUITY                           2000                      1999                 1998
--------------------                           ----                      ----                 ----
Fees earned                                    $40,960                   $36,858             $84,123
Fees waived                                    $26,669                   $33,736             $24,102
Net amount of fees paid by the Fund            $14,291                    $3,122             $60,021




                                                               FISCAL YEAR ENDED
                                           -----------------------------------------------------------
                                           DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
U.S. GOVERNMENT SECURITIES                     2000                      1999                 1998
--------------------------                     ----                      ----                 ----
Fees earned                                    $67,302                   $66,174             $46,334
Fees waived                                    $12,552                   $12,282             $20,309
Net amount of fees paid by the Fund            $54,750                   $53,892             $26,025




                                                                 FISCAL YEAR ENDED
                                            -----------------------------------------------------------
                                           DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
MORTGAGE SECURITIES                            2000                      1999                 1998
-------------------                            ----                      ----                 ----
Fees earned                                    $77,340                   $91,069             $64,994
Fees waived                                    $14,962                   $18,256             $19,481
Net amount of fees paid by the Fund            $62,378                   $72,813             $45,513

                                                                 FISCAL YEAR ENDED
                                            -----------------------------------------------------------
                                           DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
CALIFORNIA MUNICIPAL                           2000                      1999                 1998
--------------------                           ----                      ----                 ----
Fees earned                                    $33,092                   $31,390             $36,408
Fees waived                                    $33,092                   $31,390             $19,754
Net amount of fees paid by the Fund            $     0                   $     0             $16,654




                                                                 FISCAL YEAR ENDED
                                            -----------------------------------------------------------
                                           DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
NEW YORK MUNICIPAL                             2000                      1999                 1988
------------------                             ----                      ----                 ----
Fees earned                                   $104,170                  $104,720            $104,769
Fees waived                                   $ 21,400                  $ 21,533            $ 26,071
Net amount of fees paid by the Fund           $ 82,770                  $ 83,187            $ 78,698



                                                                  FISCAL YEAR ENDED
                                            -----------------------------------------------------------
                                            DECEMBER 31,              DECEMBER 31,         DECEMBER 31,
NATIONAL MUNICIPAL                              2000                      1999                1998
------------------                              ----                      ----                ----
Fees earned                                    $40,330                   $42,774             $42,005
Fees waived                                    $30,931                   $21,808             $17,845
Net amount of fees paid by the Fund            $ 9,399                   $20,966             $24,160




                                         FISCAL YEAR ENDED
                                         -----------------
                                            DECEMBER 31,
TOTAL RETURN*                                   2000
------------                                    ----
Fees earned                                    $11,655
Fees waived                                    $11,655
Net amount of fees paid by the Fund            $     0



*The Fund commenced operations on June 22, 2000.


TRANSFER AGENCY


         PFPC serves as the Company's Transfer Agent and Dividend Disbursing Agent. As part of PFPC's duties, PFPC: (i) processes shareholder purchase and redemption orders; (ii) issues periodic statements to shareholders; (iii) processes transfers, exchanges and dividend payments; and (iv) maintains all shareholder records for each account in the Company.


CUSTODY


         The Chase Manhattan Bank ("Chase") serves as the Company's custodian with respect to the Latin America Equity Fund. Prior to September 1, 1999, Chase also served as the custodian for the Emerging Markets Bond Fund and prior to June 27, 1996, Chase also served as the custodian for the High Yield and New York Municipal Funds. Chase is located at 4 MetroTech Center, 18th Floor, Brooklyn, New York 11245. The Bank of New York ("BONY") serves as custodian of the assets of the High Yield, Emerging Markets Bond, Total Return, Global Debt, Global Convertible, U.S. Government Securities,

Mortgage Securities, National Municipal, California Municipal and New York Municipal Funds. The principal business address of BONY is 100 Church Street Station, 10th Floor, New York, New York 10286. Under the Custodian Agreements, each Custodian has agreed to maintain a separate account or accounts in the name of each applicable Fund; hold and disburse portfolio securities on account of each Fund; collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; and make periodic reports to the Company's Board of Directors concerning the Funds' operations. Each is authorized under the Custodian Agreements to establish separate accounts for the Funds' foreign securities with subcustodians, provided that the custodian remains responsible for the performance of all of its duties under the Custodian Agreements.


COUNSEL

         Kramer Levin Naftalis & Frankel LLP, whose address is 919 Third Avenue, New York, NY 10022, serves as counsel to the Company.


INDEPENDENT AUDITORS

         Ernst & Young LLP, whose address is 2001 Market Street, Suite 4000, Philadelphia, PA 19130 serves as the independent auditors for the Company for the fiscal year ending December 31, 2000. The independent auditors conduct audits of the Company and assist in the preparation of the Company's semi-annual and annual reports.


                             PORTFOLIO TRANSACTIONS


         The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Company's Board of Directors, the Adviser is primarily responsible for the Company's portfolio decisions and the placing of the Company's portfolio transactions. When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere.

The chart below shows the brokerage fees paid by each Fund for the last three fiscal years.



                                             FISCAL YEAR ENDED
                                --------------------------------------------
                                DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
                                    2000             1999           1998
                                    ----             ----           ----
HIGH YIELD                         $ 3,241          $15,327        $3,184

EMERGING MARKETS BOND              $     0          $     0        $    0

LATIN AMERICA EQUITY               $63,930          $73,358        $  218

U.S. GOVERNMENT SECURITIES         $   600          $     0        $  673

MORTGAGE SECURITIES                $     0          $     0        $    0

CALIFORNIA MUNICIPAL               $     0          $     0        $    0

NEW YORK MUNICIPAL                 $     0          $     0        $    0

NATIONAL MUNCIPAL                  $     0          $     0        $    0

TOTAL RETURN*                      $     0

*The Fund commenced operations on June 22, 2000

         Fixed-income and certain short-term securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks a competitive price in placing its orders, the Company may not necessarily be paying the lowest price available.

         Trading practices in certain emerging market and Latin American countries are significantly different from those in the United States, and these differences may have adverse consequences on the investment operations of the Emerging Markets Bond, Global Debt, Global Convertible, Total Return and Latin America Equity Funds. Brokerage commissions and other transaction costs on the securities exchanges of emerging market and Latin American countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in emerging market countries are less developed and less reliable than those in the United States and the Funds may be subject to delays or other material difficulties. Delays in settlement could result in temporary periods when assets of the Funds are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause such Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if such Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

         Factors relating to brokers in emerging market and Latin American countries may also expose the Funds' to risks in connection with the execution of portfolio transactions. There may be less government supervision and regulation of securities exchanges and brokers in these countries than exists in the United States. Brokers in these countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Funds to a risk of loss in the event of such failure.

         Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Affiliated persons of the Company, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for the Company as agent. Subject to the considerations discussed above and in accordance with procedures adopted by the Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for the Company, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length agency transaction.

         Investment decisions for the Company are made independently from those for other funds and accounts advised or managed by the Adviser. Such other funds and accounts may also invest in the same securities as the Company. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Company, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Company or the price paid or received by the Company. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Company with those to be sold or purchased for other funds or accounts in order to obtain best execution.

                               PURCHASE OF SHARES

         For information pertaining to the manner in which shares of each class of each Fund are offered to the public, see "Purchase of Fund Shares" in the Prospectus. The Company reserves the right, in its sole discretion, to (i) suspend the offering of shares of its Funds, and (ii) reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Company. The officers of the Company may, from time to time, waive the minimum initial and subsequent investment requirements.

                              REDEMPTION OF SHARES

         For information pertaining to the manner in which each class of each Fund may be redeemed, see "Redemption of Fund Shares" in the Prospectus. The Company may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "Exchange") or the bond market is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit.

         Furthermore, if the Board of Directors determines that it is in the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption price, in whole or in part, by a distribution in kind.

         The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Board of Directors may deem advisable; however, payment will be made wholly in cash unless the Board of Directors believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Company. If redemptions are paid in investment securities, such securities will be valued as set forth in the Company's Prospectus under "Pricing of Fund Shares" and redeeming shareholders would normally incur brokerage expenses if they converted these securities to cash.

         A redemption fee of 1.50% of the value of the Select Shares of the OFFIT High Yield Fund and the OFFIT Emerging Markets Bond Fund will be charged if Select Shares of these Funds are redeemed within 90 days of the purchase date. A redemption fee of 1.50% of the value of the Advisor Shares of the Funds will be charged if shares are redeemed within 90 days of the purchase date. The redemption fee may be waived from time to time at the discretion of the Adviser. There will be no redemption fee charged in the event of the death or disability of a shareholder. Redemption proceeds may be more or less than the shareholder's cost depending on the market value of the securities held by a Fund.

                            PERFORMANCE CALCULATIONS

         The Company may from time to time quote various performance figures to illustrate the past performance of each class of shares of its Funds. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the SEC methods for computing performance follows.

TOTAL RETURN

         A Fund's average annual total return is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods (or, if shorter, the period since inception of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period (or, if shorter, the period since inception of the Fund) and the deduction of all applicable Fund expenses on an annual basis. Average annual total return is calculated according to the following formula:


                 P ( l + T )n =  ERV

         where:  P   = a hypothetical initial payment of $1,000.
                 T   = the average annual total return.
                 N   = the number of years.
                 ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.


         Each Fund presents performance information for each class of shares commencing with the Fund's inception (or the inception of the Partnership with respect to the High Yield Fund, see "The Transfer" above for more information). Performance information for each class of shares may also reflect performance for time periods prior to the introduction of such class, and the performance for such prior time periods will not reflect any fees and expenses, payable by such class that were not borne by the Fund prior to the introduction of such class.

         On April 29, 1996, all of the outstanding shares of the Funds were reclassified as "Select Shares" and the Funds began to offer a new class of shares, "Advisor Shares." The percentages shown in the tables below are based on the fees and expenses actually paid by each Fund for the periods presented, rather than the fees and expenses currently payable by each class of shares, which in certain cases are different (as indicated in the footnotes to the tables).


         The following tables set forth the average annual total returns for each class of shares of each of the High Yield Fund, Emerging Markets Bond Fund, Latin America Equity Fund, New York Municipal Fund, California Municipal Fund, National Municipal Fund, U.S. Government Securities Fund and Mortgage Securities Fund for certain time periods ended December 31, 2000.

                                                                         High Yield Fund
                                                                         ----------------
                                                              Select Shares             Advisor Shares*
                                                              -------------             --------------
One Year....................................................  (4.34%)                   NA
Five Years..................................................   4.96%                    NA
Since Inception (March 2, 1994).............................   6.06%                    (4.57%)

------------
*The Advisor Shares commenced operations on June 22, 2000.


                                                                         Emerging Markets
                                                                         ----------------
Bond Fund
                                                              Select Shares             Advisor Shares*
                                                              -------------             --------------
One Year....................................................   7.44%                    NA
Five Years..................................................  11.11%                    NA
Since Inception (March 8, 1994).............................  10.73%                    6.21%

------------
*The Advisor Shares commenced operations on June 6, 2000.


                                                              Latin America Equity Fund - Select Shares*
                                                              ------------------------------------------
One Year................................................................................         (20.67%)
Since Inception (February 13, 1996).....................................................          (0.31%)

------------
*As of December 31, 2000 there were no Advisor Shares outstanding.


                                                              New York Municipal Fund - Select Shares*
                                                              ----------------------------------------
One Year................................................................................         10.54%
Five Years..............................................................................          5.44%
Since Inception (April 3, 1995).........................................................          6.14%

------------
*As of December 31, 2000 there were no Advisor Shares outstanding.


                                                              California Municipal Fund - Select Shares*
                                                              ------------------------------------------
One Year................................................................................         10.14%
Since Inception (April 2, 1997).........................................................          5.97%

------------
*As of December 31, 2000 there were no Advisor Shares outstanding.


                                                              National Municipal Fund - Select Shares*
                                                              ----------------------------------------
One Year................................................................................         11.21%
Since Inception (October 20, 1997)......................................................          6.50%

------------
*As of December 31, 2000 there were no Advisor Shares outstanding.

                                                              U.S. Government Securities Fund-Select Shares*
                                                              ----------------------------------------------
One Year................................................................................         11.98%
Since Inception (July 1, 1997)..........................................................          6.88%

------------
*As of December 31, 2000 there were no Advisor Shares outstanding.


                                                                    Mortgage Securities Fund - Select Shares*
                                                                    -----------------------------------------
One Year................................................................................         10.86%
Since Inception (July 1, 1997)..........................................................          6.63%

------------
*As of December 31, 2000 there were no Advisor Shares outstanding.


                                                                                           Total Return Fund*
                                                                                           -----------------
One Year................................................................................         NA
Since Inception (June 22, 2000).........................................................         7.25%

------------
*As of December 31, 2000 there were no Advisor Shares outstanding.



         As described in the Prospectus under the caption "Fees and Expenses of the Fund," the Total Return, New York Municipal Fund, California Municipal, National Municipal, U.S. Government Securities and Mortgage Securities Funds have been and still are subject to certain contractual fee waivers. For the period April 30, 1999 through December 31, 1999, the High Yield, Emerging Markets Bond and Latin America Equity Funds were also subject to certain fee waivers. Absent such waivers, the returns shown above would be lower.


         The Funds may also calculate total return on an aggregate basis which reflects the cumulative percentage change in value over the measuring period. The formula for calculating aggregate total return can be expressed as follows:

                           Aggregate Total Return  =      ERV   -   1
                                                          ---
                                                            P

         In addition to total return, each Fund may quote performance in terms of a 30-day yield. The yield figures provided will be calculated according to a formula prescribed by the SEC and can be expressed as follows:

                           YIELD  =  2 [ (  a - b  + 1 )6  - 1 ]
                                            -----
                                              cd


         where:  a  = dividends and interest earned during the period.
                 b  = expenses accrued for the period (net of any
                      reimbursements).
                 c  = the average daily number of shares outstanding during the period that were entitled to receive dividends.
                 d  = the maximum offering price per share on the last day of the period.


         For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations.

         Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by a Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations during the 30-day or one month period. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.


         The 30-day yield for the Select Shares of each of the High Yield, Emerging Markets Bond, U.S. Government Securities, Mortgage Securities, California Municipal, New York Municipal and National Municipal Funds for the period ended December 31, 2000, was 12.37%, 13.44%, 5.12%, 6.16%, 4.10%, 4.31%
and 4.27%, respectively. The 30-day yields for the Advisor Shares of the High Yield and Emerging Market Bond Funds for the period ended December 31, 2000 were 12.13% and 13.19% respectively.


         Each Fund may also advertise tax-equivalent yields which are computed by dividing that portion of yield that is tax-exempt by one, minus a stated income tax rate and adding the quotient to that portion, if any, of the yield that is not tax-exempt.

         Each Fund may also advertise its "risk adjusted return," which reflects the total return of the Fund over time adjusted to reflect volatility of the Fund.

         The performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of their rankings in each applicable ranking group. In addition, the Company may use performance data reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Institutional Investor, Money, Morningstar, Mutual Fund Values, The Wall Street Journal, The New York Times and U.S.A. Today.

         A Fund may include in advertising or sales literature discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting), investment management techniques, policies or investment suitability of a Fund, economic and political conditions and the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks and bonds. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of select asset classes.

      ADDITIONAL INFORMATION CONCERNING DIVIDENDS, DISTRIBUTIONS AND TAXES


         Information set forth in the Prospectus and this SAI is only a summary of certain key tax considerations generally affecting purchasers of shares of the Funds. The following is only a summary of certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal, state and local tax treatment of the Funds or the implications to shareholders, and the discussions here and in the Funds' Prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.


QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

         In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss.

         Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) under Regulations that have not yet been promulgated, the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts. However, if a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Funds' shareholders.


         In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.


         Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

         Transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 Contracts." Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 Contracts.


         A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors, and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors, and collars) that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations).


         A Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, a Fund that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the next taxable year. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

         Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

         In addition to satisfying the requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the

Fund's total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government, such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Association, and the Student Loan Marketing Association, are treated as U.S. Government securities.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such gains and losses in determining the company's ordinary taxable income for the succeeding calendar year). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS


         Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by the Funds will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the dividends-received deduction.

         Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% dividends-received deduction generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), during the 90 day period (180 days in the case of certain preferred stock) beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code
Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

         A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund's disposition of domestic qualified "small business" stock will be subject to tax.


         Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.


         The National Municipal Fund, California Municipal Fund and New York Municipal Fund (each a "Tax Exempt Fund") intend to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Tax-Exempt Funds' taxable year at least 50% of each Fund's total assets consists of tax-exempt municipal obligations. Distributions from a Tax-Exempt Fund will constitute exempt-interest dividends to the extent of such Fund's tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of a Tax-Exempt Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. In general, a state exempts from state income tax only interest earned on obligations issued by that state or its political subdivisions and instrumentalities. Therefore, shareholders that are subject to tax in another state may be subject to state and local tax in such state on this interest. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax

("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by a Tax-Exempt Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

         AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 generally will constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders generally will be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining their adjusted current earnings.


         Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of a Tax-Exempt Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of a Tax-Exempt Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by a Tax-Exempt Fund will likely be subject to tax on dividends paid by the Tax-Exempt Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own advisers as to such consequences.


         Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known. If more than 50% of the value of a Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credit rules.


         Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an "exempt recipient" (such as a corporation).

SALE OR REDEMPTION OF SHARES

         A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

         If a shareholder (1) incurs a sales load in acquiring shares of a Fund,
(2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

FOREIGN SHAREHOLDERS


         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against such gross income or a credit against the U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and exempt-interest dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION, LOCAL TAX CONSIDERATIONS

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

         Rules of state and local taxation of ordinary income dividends, exempt-interest dividends, and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

CALIFORNIA MUNICIPAL FUND, NEW YORK MUNICIPAL FUND AND NATIONAL MUNICIPAL FUND

         The California Municipal Fund, New York Municipal Fund and National Municipal Fund intend to qualify to pay "exempt-interest dividends," as that term is defined in the Code, by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of obligations described in section 103(a) of the Code. These Funds' policy is to pay in each taxable year exempt-interest dividends equal to at least 90% of each such Fund's interest from tax-exempt obligations net of certain deductions. Except as discussed below, exempt-interest dividends will be exempt from regular federal income tax.

         Although exempt-interest dividends may be excluded from a shareholder's gross income for federal income tax purposes, a portion of the exempt-interest dividends may be a specific preference item for purposes of determining the shareholder's liability (if any) under the federal individual and corporate alternative minimum tax provisions of the Code. Exempt-interest dividends will constitute a specific preference item for purposes of the federal alternative minimum tax to the extent that such dividends are derived from certain types of private activity bonds issued after August 7, 1986. In addition, all exempt-interest dividends will be a component of the "adjusted current earnings" adjustment item for purposes of the federal corporate alternative minimum tax. Moreover, the receipt of dividends from the Fund may increase a foreign corporate shareholder's liability under the branch profits tax, and may also affect the federal tax liability of certain Subchapter S corporations and insurance companies. Furthermore, the receipt of exempt-interest dividends may be a factor in determining the extent to which as shareholder's Social Security benefits are taxable.


         The exemption of interest income for regular federal income tax purposes may not result in similar exemptions under state and local tax law. In general, a state exempts from state income tax only interest earned on obligations issued by that state or its political subdivisions and instrumentalities.


         Interest on indebtedness incurred by a shareholder to purchase or carry a Fund's shares is not deductible for federal income tax purposes if such Fund distributes exempt-interest dividends during the shareholder's taxable year.

BACKUP WITHHOLDING

         The Funds may be required to withhold U.S. federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends (other than exempt-interest dividends) if (i) the payee fails to furnish a Fund with the payee's correct taxpayer identification number, (ii) the IRS notifies a Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding.

         Investors should consult their own tax advisers regarding specific questions as to the federal, state, local and foreign tax consequences of ownership of shares in any of the Funds.

                              SHAREHOLDER SERVICES

         The following supplements the information regarding shareholder services set forth in the Company's Prospectus relating to the Funds:

EXCHANGE PRIVILEGE


         Shares of each class of any Fund of the Company may be exchanged for shares of the same class of any of the other Funds of the Company provided that, with respect to Select Shares, a shareholder exchanges shares with a value of at least $50,000. Exchange requests with respect to Select Shares should be sent to The OFFIT Investment Fund, Inc., c/o PFPC Inc. P.O. Box 8701, Wilmington, DE 19809. Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange, a shareholder should consider the investment objective of the Fund or portfolio to be purchased. Exchange requests may be made either by mail or telephone. Telephone exchanges (referred to as "expedited exchanges") will be accepted only if the certificates for the shares to be exchanged are held by the Company for the account of the shareholder and the registration of the two accounts is identical. Requests for expedited exchanges received prior to

4:00 p.m. (New York time) will be processed as of the close of business on the same day. Requests received after this time will be processed on the next business day. Expedited exchanges may, upon 60 days' notice to shareholders, also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Company and its shareholders. A Shareholder who holds Advisor Shares should consult his/her Shareholder Servicing Agent to determine the availability of and terms and conditions imposed on exchanges with the other Funds and portfolios of the Company.


         For federal income tax purposes, an exchange between Funds of the Company is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to those of the Company, an exchange between a series of a fund was deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Funds or portfolios; shareholders may want to consult their tax advisers for further information in this regard. The exchange privilege maybe modified or terminated at any time.

TRANSFER OF SHARES

         Shareholders may transfer shares of the Company's Funds to another person by written request to The OFFIT Investment Fund, Inc. at the address noted above. The request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners and all share certificates, if any, which are subject to the transfer. The signature on the letter of request, the share certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Fund Shares" in the Prospectus. As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                               GENERAL INFORMATION

CODE OF ETHICS

         The Adviser, the Distributor and the Board of Directors have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Codes significantly restrict the personal investing activities of persons with access to information about recent portfolio transactions. Among other provisions, the Codes require that such persons with access to information about the purchase or sale of portfolio securities obtain preclearance before executing personal trades.

CAPITAL STOCK

         All shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law. As used in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting a Fund and all additional investment portfolios, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Company's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting the Company, any other single Fund (e.g., approval of Advisory Agreements) or any single class of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund, or of the class of shares of the Fund, if a class vote is required, are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund or of the class of shares of the Fund, if a class vote is required. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

         Each share of each class of a Fund of the Company is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Company's Board of Directors. In the event of the liquidation or dissolution of the Company, shares of a class of a Fund are entitled to receive the assets allocable to that class of shares of such Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not belonging to a Fund which are available for distribution. It is anticipated that expenses incurred by each class of shares of each Fund will differ and, accordingly, that the dividends distributed with respect to each class will differ.

         Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.


CERTAIN OWNERS OF SHARES OF THE COMPANY

         As of April 4, 2001, to the knowledge of the Administrator, the Officers and the Directors of the Company, as a group, own less than 1% of the outstanding voting shares of each Fund. As of April 4, 2001, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Funds of the Company:



FUND                                          NAME AND ADDRESS OF                  PERCENTAGE
                                                BENEFICIAL OWNER

High Yield (MSD&T Shares)               Mercantile Safe Deposit & Trust Co.          72.24%(1)
                                        Mutual Fund Administration
                                        20 South Charles St., 5th Floor
                                        Baltimore, MD 21201

                                        MSD&T Total Return Bond Fund                 22.37%
                                        Mutual Fund Administration
                                        20 South Charles St., 5th Floor
                                        Baltimore, MD 21201

High Yield (Advisor Shares)             Bear Stearns Securities Corp.                42.45%(1)(2)
                                        1 Metrotech Center North
                                        Brooklyn, NY 11201

Emerging Markets Bond (Select           OFFITBANK                                    11.60%(2)
Shares)                                 520 Madison Ave.
                                        New York, NY 10022-4213


Latin America Equity (Select            OFFITBANK                                    68.34%(1)(2)
Shares)                                 520 Madison Ave.
                                        New York, NY 10022-4213


Total Return Fund                       OFFITBANK                                    82.52%(1)(2)
                                        520 Madison Ave.
                                        New York, NY 10022-4213

                                       46



FUND                                          NAME AND ADDRESS OF                  PERCENTAGE
                                                BENEFICIAL OWNER

U.S. Government Securities (Select      OFFITBANK                                    37.45%(1)(2)
Shares)                                 520 Madison Ave.
                                        New York, NY 10022-4213

                                        Union Theological Seminary                    8.52%
                                        3041 Broadway
                                        New York, NY 10027

Mortgage Securities (Select             OFFITBANK                                    53.07%(1)(2)
Shares)                                 520 Madison Ave.
                                        New York, NY 10022-4213

California Municipal (Select            OFFITBANK                                    46.87%(1)(2)
Shares)                                 520 Madison Ave.
                                        New York, NY 10022-4213

                                        Rand L. Rosenberg                            10.92%(2)
                                        3948 Clay
                                        San Francisco, CA 94118

                                        Mathilde M. Notaras                           7.09%
                                        c/o OFFITBANK
                                        520 Madison Ave.
                                        New York, NY 10022-4213


New York Municipal (Select Shares)      OFFITBANK                                    18.16%(2)
                                        520 Madison Ave.
                                        New York, NY 10022-4213

National Municipal (Select Shares)      OFFITBANK                                    46.03%(1)(2)
                                        520 Madison Ave.
                                        New York, NY 10022-4213

                                        Reliable Liquors                              6.89%
                                        226 Dover Road
                                        Glen Burnie, MD 21060


(1) Accountholder may be deemed to have "control" as defined under the Securities Act of 1933.


(2) As a result of the voting and disposition authority granted to the Adviser in management agreements with clients who are invested in the Funds, the Adviser was the beneficial owner (as defined for purposes of the Securities Exchange Act of 1934, as amended) in the amounts noted above (2) as of April 2, 2001.

OTHER INFORMATION

         The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectus or in this Statement of Additional Information regarding the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.




                              FINANCIAL INFORMATION


         The audited financial statements for the Company and the notes thereto appearing in the most current fiscal year Annual Report to shareholders are incorporated in this Statement of Additional Information by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Company's independent auditors for the fiscal year ended December 31, 2000, Ernst & Young LLP, whose report thereon dated February 6, 2001, is also incorporated herein by reference. The financial statements for the fiscal year ended December 31, 1999 were audited by the Company's prior independent auditors, PricewaterhouseCoopers LLP, whose report thereon dated February 16, 2000 is incorporated by reference. Additional copies of the Annual Report may be obtained at no charge by telephoning the Company at 1-800-618-9510. A-1211

                                                                      APPENDIX A

             SPECIAL FACTORS AFFECTING THE CALIFORNIA MUNICIPAL FUND


         The following information is a summary of special factors affecting investments in California Municipal Fund. It does not purport to be a complete description and is based on information drawn from official statements relating to securities offerings of the State of California (the "State") available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

                                 STATE FINANCES

THE BUDGET PROCESS.

          The State's fiscal year begins on July 1 and ends on June 30. The State operates on a budget basis, using a modified accrual system of accounting, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

         The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the Governor's Budget, the Legislature takes up the proposal.

         Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

         Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for K-12 and community college ("K-14") education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations require a simple majority vote. Continuing appropriations, available without regard to fiscal year, also may be provided by statute or the State Constitution. There is litigation pending concerning the validity of such continuing appropriations. See "Litigation" below.

         Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

THE GENERAL FUND.

         The moneys of the State are segregated into the General Fund and over 900 special funds, including bond, trust and pension funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the

Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

THE SPECIAL FUND FOR ECONOMIC UNCERTAINTIES.

         The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund.

         In the 2000 Budget Act, signed on June 30, 2000, the Department of Finance projected the SFEU will have a balance of about $1.781 billion at June 30, 2001. The SFEU projection reflects the enactment of the Budget Act on June 30, 2000. This figure is based on the latest projections of revenues and expenditures in the 2000 Budget Act and trailer bills at that point in time. As in any year, the Budget Act and related trailer bills are not the only pieces of legislation which appropriate funds. Other factors including re-estimates of revenues and expenditures, existing statutory requirements, and additional legislation introduced and passed by the Legislature may impact the reserve amount

INTER-FUND BORROWINGS.

         Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 2000, the General Fund had no outstanding loans from the SFEU, General Fund, special accounts or other special funds.

INVESTMENT OF FUNDS.

         Moneys on deposit in the State's Centralized Treasury System are invested by the Treasurer in the Pooled Money Investment Account (the "PMIA"). As of September, 30, 2000, the PMIA held approximately $30.46 billion of State moneys and $12.26 billion of moneys invested for about 2,815 local governmental entities through the Local Agency Investment Fund.

WELFARE REFORM.

         The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (the "Welfare Reform Law") has fundamentally reformed the nation's welfare system. Among its many provisions, the Welfare Reform Law includes: (1) conversion of Aid to Families with Dependent Children ("AFDC") from an entitlement program to a block grant titled Temporary Assistance for Needy Families ("TANF"), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens (this provision has been amended by subsequent federal law), allowing states to elect to deny additional benefits (including TANF) to legal noncitizens and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.

         California's response to the federal welfare reforms is embodied in Chapter 270, Statutes of 1997 and is called California Work Opportunity and Responsibility to Kids ("CalWORKs"), which replaced the former AFDC and Greater Avenues to Independence programs, effective January 1, 1998. Consistent with federal law, CalWORKs contains time limits on receipt of welfare aid, both lifetime as well as for any current period on aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Administration of the new CalWORKs program is largely at the county level, and counties are given financial incentives for success in this program.

         The longer-term impact of the Welfare Reform Law and CalWORKs is being evaluated by the RAND Corporation, with a series of reports to be furnished and the final report due October 2001. In the short-term, implementation of the CalWORKs program has continued the trend of declining welfare caseloads. The CalWORKs caseload trend is projected to be 541,000 in 2000-01, down from 579,000 cases in 1999-00 and a high of 921,000 cases in 1994-95.

         The 2000-01 CalWORKs budget reflects California's success in meeting the federally-mandated work participation requirements for federal fiscal years 1998 and 1999. With that goal being met, the federally-imposed maintenance-of-effort (MOE) level for California is reduced from 80% of the federal fiscal year 1994 baseline expenditures for the former AFDC program ($2.9 billion) to 75% ($2.7 billion).

         In 2000-01 California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county MOE requirement. Total CalWORKs-related expenditures are estimated to be $7.0 billion for 2000-01, including child care transfer amounts for the Department of Education.

                                LOCAL GOVERNMENTS

         The primary units of local government in California are the counties, ranging in population from 1,200 in Alpine County to over 9,900,000 in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are about 475 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

         In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. Since then the State also has provided additional funding to counties and cities through such programs as health and welfare realignment, welfare reform, trial court restructuring, the Citizens' Option for Public Safety ("COPS") program supporting local public safety departments, and various other measures.

         The 2000 Budget Act provides significant assistance to local governments, including $200 million set aside for one-time discretionary funding to local governments; $121.3 million for the COPS program to support local front-line law enforcement, sheriffs' departments for jail construction and operations, and district attorneys for prosecution; $75 million for technology funding for local law enforcement; $400 million for deferred maintenance of local streets and roads; and hundreds of millions of dollars in assistance in the areas of mental health, social services, environmental protection, and public safety. In addition, legislation was enacted in 1999 to provide approximately $35.8 million annual relief to cities based on 1997-98 costs of jail booking and processing fees paid to counties.

         Historically, funding for the State's trial court system was divided between the State and the counties. In 1997, legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. Since then, the county general purpose contribution for court operations was reduced by $386 million and cities are retaining $62 million in fine and penalty revenue previously remitted to the State. The General Fund reimbursed the $448 million revenue loss to the Trial Court Trust Fund.

         The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996 (see "Welfare Reform" above). Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, and their costs for administrative and supportive services are capped at the 1996-97 levels. Counties also are given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.


                           STATE APPROPRIATIONS LIMIT


         The State is subject to an annual appropriations limit imposed by
Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

         Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

         There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, most state subventions to local governments, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may be exceeded in cases of emergency.

         The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in state per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local K-14 school districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers.

         The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget and thereafter to be subject to the budget process and established in the Budget Act.

         The following table shows the State's Appropriations Limit for the past four fiscal years and the current fiscal year. Because of the extraordinary surge of revenues in 1999-00, the State came very close to reaching its Appropriations Limit. Based on the 2000 Budget Act signed on June 30, 2000, the Department of Finance projects the State Appropriations Limit for 2000-01 will be $6.036 billion under the State Appropriations Limit in fiscal year 2000-01.

                           State Appropriations Limit
                                   (Millions)

                                                                 Fiscal Years
                             1996-97            1997-98            1998-99             1999-00            2000-01
State Appropriations
Limit                        $42,002            $44,778            $47,573             $50,673            $54,073
Appropriations
Subject to Limit            (35,103)           (40,743)            (43,777)           (50,322)*          (48,037)*
Amount (Over)/Under
Limit                        $6,899             $4,035              $3,793              $351*             $6,036*

----------------------------------
*  Estimated/Projected

SOURCE:  State of California, Department of Finance.


                                 PROPOSITION 98


         On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3% of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35% to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

         Proposition 98 permits the Legislature by two-thirds vote of both Houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools. See "State Finances--State Appropriations Limit" above.

         During the recession in the early 1990's, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

         In 1992, a lawsuit was filed, CALIFORNIA TEACHERS' ASSOCIATION V. GOULD, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State is repaying $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

         Substantially increased General Fund revenues, above initial budget projections, in the fiscal years 1994-95 through 1999-00 have resulted in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets. Because of the State's increasing revenues, per-pupil funding at the K-12 level has increased by more than 50 percent from the level in place in 1991-92, and to $6,701 per ADA in 2000-01. A significant amount of the "extra" Proposition 98 monies in the last few years has been allocated to special programs. Since the State expects General Fund revenue growth to continue in 2000-01, there also are new initiatives. See "Current State Budget" for further discussion of education funding. Prior Fiscal Years' Financial Results

         Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

         The economy grew strongly during the fiscal years beginning in 1995-96 and, as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99 and $8.2 billion in 1999-00) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and particularly in 1998-99 to fund new program incentives, including education spending above Proposition 98 minimums.

                                 1999 BUDGET ACT


The principal features of the 1999 Budget Act include the following:


         1. Proposition 98 funding for K-12 schools was increased by $1.6 billion in General Fund moneys over revised 1998-99 levels, $108.6 million higher than the minimum Proposition 98 guarantee. Of the 1999-00 funds, major new programs included money for reading improvement, new textbooks, school safety, improving teacher quality, funding teacher bonuses, providing greater accountability for school performance, increasing preschool care programs and funding deferred maintenance of school facilities.

The 1999 Budget Act also included $310 million as repayment of prior years' loans to schools, as part of the settlement of the CALIFORNIA TEACHERS' ASSOCIATION V. GOULD lawsuit. See "State Finances -- Proposition 98" above.

         2. Funding for higher education increased substantially above the actual 1998-99 level. General Fund support was increased by $184 million (7.3%) for the University of California ("UC") and $126 million (5.9 %) for the California State University ("CSU") system. In addition, Community Colleges funding increased by $324.3 million (6.6 %). As a result, undergraduate fees at UC and CSU were reduced for the second consecutive year, and the per-unit charge at Community Colleges was reduced by $1.

         3. Increased funding of nearly $600 million for health and human services.

         4. About $800 million from the General Fund was directed toward infrastructure costs, including $425 million in additional funding for the Infrastructure Bank, initial planning costs for a new prison in the Central Valley, additional equipment for train and ferry service, and payment of deferred maintenance for state parks.

         5. The Legislature enacted a one-year additional reduction of 10% of the Vehicle License Fee ("VLF") for calendar year 2000, at a General Fund cost of about $250 million in each of fiscal years 1999-00 and 2000-01 to make up lost funding to local governments. Several other targeted tax cuts, primarily for businesses, were also approved, at a cost of $54 million in 1999-00.

         6. A one-time appropriation of $150 million, split between cities and counties, was made to offset property tax shifts during the early 1990's. Additionally, an ongoing $50 million was appropriated as a subvention to cities for jail booking or processing fees charged by counties when an individual arrested by city personnel is taken to a county detention facility.

         The combination of resurging exports, a strong stock market, and a rapidly-growing economy in 1999 and early 2000 resulted in unprecedented growth in General Fund revenues during fiscal year 1999-00. The latest estimates from the Department of Finance indicate revenues of about $71.2 billion, an increase of over 20% over final 1998-99 revenues and $8.2 billion higher than projected for the 1999 Budget Act. The latest estimates indicate expenditures of $67.2 billion in 1999-00, a $35 billion increase over the 1999 Budget Act, but the result still left a record balance in the SFEU at June 30, 2000 of over $7.2 billion.

                              CURRENT STATE BUDGET

         The discussion below of the fiscal year 2000-01 budget is based on the State's estimates and projections of revenues and expenditures for the current fiscal year and must not be construed as statements of fact. These estimates and projections are based upon various assumptions as updated in the 2000 Budget Act, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

                          FISCAL YEAR 2000-2001 BUDGET

         On January 10, 2000, Governor Davis released his proposed budget for fiscal year 2000-01. The 2000-01 Governor's Budget ("2000 Governor's Budget") generally reflected an estimate that General Fund revenues for fiscal year 1999-00 would be higher than projections made at the time of the 1999 Budget Act. Even these positive estimates proved to be greatly understated as continuing economic growth and stock market gains resulted in a surge of revenues. The Administration estimated in the 2000

May Revision that General Fund revenues would total $70.9 billion in 1999-00 and $73.8 billion in 2000-01, a two-year increase of $12.3 billion above the 2000 Governor's Budget revenue estimates. The latest estimates for 1999-00 are even higher, with revenues now estimated at $71.2 billion.

         The 2000 Budget Act was signed by the Governor on June 30, 2000, the second consecutive year the State's Budget was enacted on time. The spending plan assumes General Fund revenues and transfers of $73.9 billion, an increase of 3.8% above the estimates for 1999-00. The 2000 Budget Act appropriates $78.8 billion from the General Fund, an increase of 17.3% over 1999-00, and reflects the use of $5.5 billion from the SFEU. In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-01 will be for one-time expenditures and investments.

         The Department of Finance estimates the SFEU will have a balance of $1.781 billion at June 30, 2001. In addition, the Governor held back $500 million as a set-aside for litigation costs. If this amount is not fully expended during fiscal year 2000-01, the balance will increase the SFEU. The Governor vetoed just over $1 billion in General Fund and Special Fund appropriations from the 2000 Budget Act in order to achieve the budget reserve. Because of the State's strong cash position, the Administration announced that it would not undertake a revenue anticipation note borrowing in 2000-01.

         The 2000 Budget Act also includes Special Fund expenditures of $15.6 billion and Bond Fund expenditures of $5.0 billion. Special Fund revenues are estimated at $16.5 billion.

Some of the features of the 2000 Budget Act were the following:

         1. Proposition 98 funding for K-12 schools was increased by $3.0 billion in General Fund moneys over revised 1999-00 levels, $1.4 billion higher than the minimum Proposition 98 guarantee. Per pupil spending is estimated at $6,701 per ADA, an 11% increase from the 1999 Budget Act. Of the 2000-01 funds, over $1.8 billion is allowed for discretionary spending by school districts. Major new programs included money for high school scholarship to high-achieving students, English language and literacy, improving teacher quality, funding teacher bonuses and salaries for beginning teachers, increasing investments in technology and funding professional development institutes. The 2000 Budget Act also includes an income tax credit to compensate credentialed teachers for the purchase of classroom supplies and a $350 million repayment of prior years' loans to schools, as part of the settlement of the CALIFORNIA TEACHERS' ASSOCIATION V. GOULD lawsuit. See also "State Finances -- Proposition 98" above.

         2. Funding for higher education increased substantially above the revised 1999-00 level. General Fund support was increased by $486 million (17.9%) for the UC and $279 million (12.7%) for the CSU system. In addition, Community Colleges funding increased by $497 million (9.0%). Undergraduate fees at UC and CSU and the per-unit charge at Community Colleges will be unchanged.

         3. Increased funding of $2.7 billion General Fund for health and human services.

         4. Significant moneys were devoted for capital outlay. A total of $2.0 billion of General Fund money was appropriated for transportation improvements, supplementing gasoline tax revenues normally used for that purpose. This was part of a $6.9 billion Transportation Congestion Relief Program to be implemented over six years. In addition, the Budget Act included $570 million from the General Fund in new funding for housing programs.

         5. A total of about $1.5 billion of tax relief was enacted as part of the budget process. The VLF reduction, started in 1998, was accelerated to the final 67.5% level for calendar year 2001, two years ahead of schedule. The acceleration will cost the General Fund about $887 million in fiscal year 2000-01 and $1.426 billion in fiscal year 2001-02. A one-time Senior Citizens Homeowner and Renters Tax Assistance program will cost about $154 million. A personal income tax credit for teachers will cost $218 million and a refundable credit for child care expenses will cost $195 million. Several other targeted tax cuts, primarily for businesses, were also approved, at a cost of $89 million in 2000-01.

         6. A one-time appropriation of $200 million, to be split between cities and counties, was made to offset property tax shifts during the early 1990's. Additionally, $121 million was appropriated for support of COPS, and $75 million in one-time funding was provided for local law enforcement agencies to purchase high technology equipment.

         The Legislature passed a number of bills with fiscal impacts on the General Fund in 2000-01, which were not included in the 2000-01 Budget, prior to the end of its session on August 31, 2000. Among these were bills to expedite the licensing of new power plants ($57.5 million cost), to establish a juvenile crime prevention program ($122 million cost) and to augment the Senior Citizens Property Tax Assistance Program ($60 million cost). Another bill would enhance retirement benefits for both active and retired teachers. Excess assets and normal cost surplus in the program would fund the costs of enhanced benefits and also provide a $100 million General Fund savings for 2000-01 from reduced contributions to the State Teachers Retirement system.

         At this time, the Department of Finance has not revised its revenue estimates and all other factors which would impact overall General Fund results, so the Department will not formally update the estimated balance in the SFEU at June 30, 2001, until the next Governor's Budget is released in January 2001. However, based on results through the fist quarter of fiscal year 2000-01, the Department of Finance has estimated that revenues have been sufficiently strong to make it likely that the State will end the fiscal year at June 30, 2001 with a balance in the budget reserve greater than 4% of General Fund revenues. Based on this estimate, since the reserve for the year ended June 30, 2000 was also above 4% of General Fund revenues, the Governor announced on October 25, 2000 that, pursuant to provisions in the law enacted in 1991 when the State sales tax rate was last raised, the State sales tax rate would be reduced by 0.25% for a period of at least one calendar year, effective January 1, 2001. This reduction will result in approximately $525 million less General Fund revenue in the last half of fiscal year 2000-01 and approximately $575 million less in the first half of fiscal year 2001-02. If the General Fund reserve falls below 4% of General Fund revenue in the future, the sales tax rate would be raised by 0.25%.

         The Revenue and Expenditure assumptions set forth have been based upon certain estimates of the performance of the California and national economies in calendar years 2000 and 2001. In the 2000 May Revision released on May 15, 2000, the Department of Finance projected that the California economy will continue to show strong growth in 2000, followed by more moderate gains in 2001. The projection assumes a relatively flat stock market, and a 25% reduction in stock option income in 2000-01. The economic expansion has been market by strong growth in high technology manufacturing and business services (including software, computer programming and the Internet), nonresidential construction, entertainment and tourism-related industries. Growth in 1999 was greater than earlier years in the economic expansion, with 3.7% year-over-year increase in nonfarm payroll employment. Unemployment, now less than 5%, is at the lowest rate in over 30 years. Taxable sales in the first quarter of 2000 are 10% above year-earlier levels. Significant economic improvement in Asia (Japan excluded), ongoing strength in NAFTA partners Mexico and Canada, and stronger growth in Europe are expected to further increase California-made exports in 2000 and 2001. Nonresidential construction has been strong for the past four years. New residential construction has increased since lows of the early 1990's recession, but remains lower than during the previous economic expansion in 1980's.

                             ECONOMY AND POPULATION

INTRODUCTION.

         California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Since 1994, California's economy has been performing strongly after suffering a deep recession between 1990-93.

POPULATION AND LABOR FORCE.

         The State's July 1, 1999 population of over 34 million represented over 12 percent of the total United States population.

         California's population is concentrated in metropolitan areas. As of the April 1, 1990 census, 96 percent resided in the 23 Metropolitan Statistical Areas in the State. As of July 1, 1998, the 5-county Los Angeles area accounted for 49 percent of the State's population, with over 16.0 million residents, and the 10-county San Francisco Bay Area represented 21 percent, with a population of over 7.0 million.

The following table shows California's population data for 1994 through 1999.

                               Population 1994-99



-------------------------------------------------------------------------------------------------------------
                                                                                                 California
               California          % Increase Over        United States      % Increase Over       as % of
Year          Population(a)         Preceding Year        Population(a)       Preceding Year    United States
-------------------------------------------------------------------------------------------------------------
1994         31,790,000             0.9%                  260,327,000          1.0%                12.2%
-------------------------------------------------------------------------------------------------------------
1995         32,063,000             0.9                   262,803,000          0.9                 12.2
-------------------------------------------------------------------------------------------------------------
1996         32,383,000             1.0                   265,229,000          0.9                 12.2
-------------------------------------------------------------------------------------------------------------
1997         32,957,000             1.8                   267,784,000          0.9                 12.3
-------------------------------------------------------------------------------------------------------------
1998         33,494,000             1.6                   270,248,000          0.9                 12.4
-------------------------------------------------------------------------------------------------------------
1999         34,036,000             1.6                   272,691,000          0.9                 12.5
-------------------------------------------------------------------------------------------------------------



---------------------
(a)      Population as of July 1.

SOURCE: U.S. Department of Commerce, Bureau of the Census; State of California, Department of Finance.

         The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1993 to 1999.

                                   Labor Force
                                     1993-99


----------------------------------------------------------------------------------------------------------
                          Labor Force Trends (Thousands)                     Unemployment Rate (%)
----------------------------------------------------------------------------------------------------------
Year                   Labor Force            Employment              California             United States
----------------------------------------------------------------------------------------------------------
1993                      15,360                 13,918                  9.4%                   6.9%
----------------------------------------------------------------------------------------------------------
1994                      15,450                 14,122                  8.6                    6.1
----------------------------------------------------------------------------------------------------------
1995                      15,412                 14,203                  7.8                    5.6
----------------------------------------------------------------------------------------------------------
1996                      15,512                 14,392                  7.2                    5.4
----------------------------------------------------------------------------------------------------------
1997                      15,947                 14,943                  6.3                    4.9
----------------------------------------------------------------------------------------------------------
1998                      16,324                 15,356                  5.9                    4.5
----------------------------------------------------------------------------------------------------------
1999                      16,586                 15,722                  5.2                    4.2
----------------------------------------------------------------------------------------------------------



SOURCE: State of California, Employment Development Department Litigation


                                   LITIGATION


         The State is a party to numerous legal proceedings. The following are the most significant lawsuits pending against the State, as reported by the Office of the Attorney General.

         On December 24, 1997, a consortium of California counties filed a test claim with the Commission on State Mandates (the "Commission") asking the Commission to determine whether the property tax shift from counties to school districts beginning in 1993-94 is a reimbursable state mandated cost. See "State Finances -- Local Governments" above. The Commission denied the test claim on October 29, 1998, and the claimants sought review in the Sonoma County Superior Court. On November 10, 1999, the superior court granted the counties' petition for writ of mandate and reversed the Commission's decision. The State then appealed to the Court of Appeal for the First Appellate District. Briefing in the court was completed by the end of June 2000. Oral argument has not yet been scheduled. Meanwhile, on April 19, 2000, the California Supreme Court denied the counties' petition to transfer the State's appeal directly to the Supreme Court. The Court of Appeal heard oral argument on October 2, 2000. Should the final decision on this matter be in favor of the counties, the impact to the State General Fund could be more than $10.0 billion. In addition, there would be an annual Proposition 98 General Fund cost of at least $3.75 billion. This cost would grow in accordance with the annual assessed value growth rate.

         On June 24, 1998, plaintiffs in HOWARD JARVIS TAXPAYERS ASSOCIATION ET AL. V. KATHLEEN CONNELL filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a state budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a state budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. On July 22 and 27, 1998, various employee unions which had intervened in the case appealed the trial court's preliminary injunction and asked the Court of Appeal to stay the preliminary injunction. On July 28, 1998, the Court of Appeal granted the unions' requests and stayed the preliminary injunction pending the Court of Appeal's decision on the merits of the appeal. On August 5, 1998, the Court of Appeal denied the plaintiffs' request to reconsider the stay. Also on July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court's preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the

State Controller's request to the Court of Appeal. The matters are now pending before the Court of Appeal. Briefs have been submitted; no date has yet been set for oral argument.

         The State is involved in ongoing litigation related to State mandate test claims, initially filed in 1980 and 1981, concerning the costs of providing special education programs and services to disabled children. The case eventually resulted in a published opinion by the Court of Appeal: THOMAS HAYES
V. COMMISSION. The action involved an appeal by the Director of Finance from a 1984 decision by the State Board of Control (now succeeded by the Commission on State Mandates) in favor of the local school districts' claims for reimbursement. In the trial and appellate courts, the State successfully established that federal special education requirements impose a "federal mandate" upon the State. Accordingly, the courts reversed the Board of Control's decision and remanded the case to the Commission to determine what, if anything, remained of the claim. The Commission has since expanded the claim to include supplemental claims filed by several other institutions. The Commission issued a decision in December 1998 determining that a small number of components of the State special education program exceed federal requirements and, therefore, are State-mandated programs or services. On June 5, 2000, the Commission further determined that these state-mandated components are "unfunded" and subject to subvention, rejecting the Department's argument that existing special education appropriations completely offset any possible costs and therefore bar any finding of a reimbursable State mandate. To date, the Legislature has not appropriated funds. Also on June 5, 2000, the Commission adopted "parameters and guidelines," and the State Controller has subsequently issued claiming instructions. The State had the option to seek judicial review of the mandate finding and of the Commission's failure to credit previous allocations as offsets. However, on October 26, 2000, the Governor announced that the parties had agreed, in principle, to a settlement under which schools would receive (1) $520 million in retroactive payments -- $270 million immediately, plus $25 million for the next 10 years, and (2) $100 million per year for ongoing costs. The proposed settlement is subject to ratification by the Legislature.

         In January 1997, California experienced major flooding in six different areas with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. A substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. The State is vigorously defending the action.



         The State is involved in a lawsuit related to contamination at the Stringfellow toxic waste site. In UNITED STATES, PEOPLE OF THE STATE OF CALIFORNIA V. J.B. STRINGFELLOW, JR., ET AL., the State is seeking recovery for past costs of cleanup of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the cleanup. However, the defendants have filed a counterclaim against the State for alleged negligent acts, resulting in significant findings of liability against the State as owner, operator, and generator of wastes taken to the site. The State has appealed the rulings. Present estimates of the cleanup range from $400 million to $600 million. Potential State liability falls within this same range. However, all or a portion of any judgment against the State could be satisfied by recoveries from the State's insurance carriers. The State has filed a suit against certain of these carriers. The trial is expected to begin in late 2001, at the earliest.

         The State is a defendant in PATERNO V. STATE OF CALIFORNIA, a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals. In August 1999, the Court of Appeal issued a decision reversing the trial court's judgment against the State and remanding the case for retrial on the inverse condemnation cause of action. The California Supreme Court denied plaintiff's petition for review.

         In COUNTY OF SAN BERNARDINO V. STATE DEPARTMENT OF HEALTH SERVICES AND BARLOW RESPIRATORY HOSPITAL V. STATE DEPARTMENT OF HEALTH SERVICES, which are being tried together in state court, plaintiffs seek mandamus relief requiring the State to retroactively increase out-patient Medi-Cal reimbursement rates. Plaintiffs in ORTHOPEDIC HOSPITAL V. BELSHE, a federal court action, seek the same relief on a prospective basis. Plaintiffs in the state court action have estimated that the retroactive damages could exceed $500 million. Should prospective relief by granted, the State's costs could increase by more than $100 million per year in future years. The State is vigorously defending these cases.

         The State is involved in three refund actions, CALIFORNIA ASSN. OF RETAIL TOBACCONISTS (CART), ET AL. V. BOARD OF EQUALIZATION, ET AL., CIGARETTES CHEAPER!, ET AL. V. BOARD OF EQUALIZATION, ET AL. and MELANE/SUNEAST, ET AL V. BOARD OF EQUALIZATION, ET AL, that challenge the constitutionality of Proposition 10, approved by the voters in 1998. CART and Cigarettes Cheaper! allege that Proposition 10, which increases the excise tax on tobacco products, violates 11 sections of the California Constitution and related provisions of law. Cigarettes Cheaper! Seeks a refund of over $4 million. CART seeks a refund of over $5 million and McLane/Suneast seeks a refund between $500,000 and $1 million. The State is vigorously contesting these cases. If the statute is declared unconstitutional, exposure may include the entire $750 million collected annually with interest, which could amount to several billion dollars by the time the case is finally resolved.

         In FORCES ACTION PROJECT ET AL. V. STATE OF CALIFORNIA ET AL., various smokers rights groups challenge the tobacco settlement as it pertains to California, Utah and the City and County of San Francisco. Plaintiffs assert a variety of constitutional challenges, including that the settlement represents an unlawful tax on smokers. Motions to dismiss by all defendants, including the tobacco companies, were eventually converted to summary judgment motions by the court and heard on September 17, 1999. On January 5, 2000, the court dismissed the complaint for lack of subject matter jurisdiction because the plaintiffs lacked standing to sue. The court also concluded that the plaintiffs' claims against the State and its officials are barred by the 11th Amendment. Plaintiffs have appealed. Briefing has been completed. No date has been set for oral argument.

         LOUIS BOLDUC ET AL. V. STATE OF CALIFORNIA ET AL. is a class action filed on July 13, 1999 by six Medi-Cal beneficiaries who have received medical treatment for smoking-related diseases. Plaintiffs allege the State owes them an unspecified portion of the tobacco settlement monies under a federal regulation that requires a state to turn over to an injured Medicaid beneficiary any monies the state recovers from a third party tortfeasor in excess of the costs of the care provided. The State moved to dismiss the complaint on September 8, 1999. On February 29, 2000, the court denied the State's motion to dismiss, but struck the plaintiffs' class action allegations. The State is seeking appellate review of that portion of the court's order denying its motion to dismiss, and plaintiffs have appealed the court's striking of their class action allegations. The Court of Appeal granted discretionary review of the State's request and set oral argument on August 29, 2000. The plaintiffs' appeal on the class allegations is being briefed. On August 31, 2000, the Court of Appeal ruled in favor of the State and ordered the trial court to dismiss the plaintiff's compliant with prejudice for failure to state a cause of action. The plaintiffs have filed a timely appeal with the Supreme Court.

         ARNETT V. CALIFORNIA PUBLIC EMPLOYEES RETIREMENT SYSTEM, ET. AL. was filed by seven former employees of the State of California and local agencies seeking back wages, damages and injunctive relief. Plaintiffs are former public safety members who began employment after the age of 40 and are recipients of Industrial Disability Retirement ("IDR") benefits. Plaintiffs contend that the formula which determines the amount of IDR benefits violates the federal Age Discrimination in Employment Act of 1967. Plaintiffs contend that, but for their ages at hire, they would receive increased monthly IDR benefits similar to their younger counterparts who began employment before the age of 40. On August 17, 1999, the Ninth Circuit Court of Appeals reversed the District Court's dismissal of the complaint. The United States Supreme Court vacated the judgment of the Ninth Circuit and remanded the case back to the Ninth Circuit. At present, the parties anticipate a trial date of April 30, 2001 in this matter. In the event of an unfavorable result, CalPERS has estimated the liability to the State as approximately $315.5 million.

         On March 30, 2000, a group of students, parents, and community based organizations representing school children in the Los Angeles Unified School District brought a law suit against the State Allocation Board ("SAB"), the State Office of Public School Construction ("OPSC") and a number of State officials (GODINEZ, ET AL. V. DAVIS, ET AL.) in the Superior Court in the County of Los Angeles. The lawsuit principally alleges SAB and OPSC have unconstitutionally and improperly allocated funds to local school districts for new public school construction as authorized by the Class Size Reduction Kindergarten-University Public Education Facilities Bond Act (hereafter referred to as "Proposition 1A"). Plaintiffs allege that funds are not being allocated on a priority of greatest need basis. Plaintiffs seek a declaration of the illegality of the current allocation system, and a preliminary and permanent injunction and/or a writ of mandate against further allocation of Proposition 1A funds unless the allocation system is modified. On May 12, 2000, plaintiffs' request for a temporary restraining order was denied. Plaintiffs' request for a preliminary injunction has not been granted. The State is vigorously defending the lawsuit. The Attorney General is of the opinion that the lawsuit does not affect the validity of any State bonds, nor the authority of the State to issue bonds under current authorization granted by the finance committees.

         In CHARLES DAVIS V. CALIFORNIA HEALTH AND HUMAN SERVICES AGENCY, the plaintiff has brought a class action under a number of federal acts, including the Americans with Disabilities Act, seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at San Francisco run 1,200 bed skilled nursing facility (Laguna Honda) who require long term care should be assessed as to whether they can be treated at home or in a community-based facilities, and then provided appropriate care. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. However, should the plaintiff prevail, the State's liability could exceed $400 million. The State is vigorously defending this action.

         In STEPHEN SANCHEZ, ET AL. V. GTRANTLAND JOHNSON ET AL., the plaintiffs have brought a class action in Federal District Court for the Northern District of California, seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act and violate the Social Security Act, the Civil Rights Act and the Rehabilitation Act because they result in unnecessary institutionalization of developmentally disabled persons. The State has filed a responsive pleading and is vigorously contesting this case. At this early state in the proceedings, it is difficult to assess the financial impact of a judgment against the State. However, should the plaintiff prevail, the State's liability could exceed $400 million.

                                                                      APPENDIX B

              SPECIAL FACTORS AFFECTING THE NEW YORK MUNICIPAL FUND


         The following information constitutes only a brief summary, does not purport to be a complete description, and is based primarily on information drawn from the Annual Information Statement of the State of New York (the "State") and any updates available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

                                 STATE FINANCES

THE BUDGET PROCESS.

         The State's fiscal year begins on April 1st and ends on March 31st. On March 30, 2000, the State adopted the debt service portion of the State budget for the 2000-01 fiscal year; on May 5, 2000, it enacted the remainder of the budget. The Governor approved the budget as passed by the Legislature. Prior to passing the budget in its entirety for the 2000-01 fiscal year, the State enacted appropriations that permitted the State to continue its operations.

         Following enactment of the 2000-01 budget, the State prepared a Financial Plan for the 2000-01 fiscal year (the "2000-01 Financial Plan") that sets forth projected receipts and disbursements based on the actions taken by the Legislature. On January 16, 2001, the State released the Third Quarterly Update to the 2000-01 Financial Plan (the "Update"). For fiscal year 2000-01, General Fund disbursements, including transfers to support capital projects, debt service and other funds, were estimated at $38.92 billion ($39.90 billion as of the Update), an increase of $1.75 billion or 4.72% over 1999-2000. Projected spending under the 2000-01 enacted budget was $992 million above the Governor's Executive Budget recommendations.

         The 2000-01 Financial Plan projected closing balances in the General Fund and other reserves of $3.2 billion, with $1.14 billion projected for the General Fund as of the Update.

         Several developments arising from negotiations on the budget will affect State finances in subsequent years. First, a portion of Legislative additions to the 2000-01 Executive Budget will recur at higher spending levels in 2001-02 and beyond, including increased funding for school aid, tuition assistance, and prescription drug coverage for the elderly. Second, the Legislature enacted the Debt Reform Act of 2000 (Debt Reform Act). The Debt Reform Act, which applies to new State-supported debt issued on or after April 1, 2000, imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital purposes only, and restricts the maximum term of State debt issuances to no more than 30 years. Finally, the State adopted an additional tax relief package that will reduce tax receipts by $1.2 billion when fully effective; this package includes the elimination or reduction of gross receipts taxes on energy ($330 million), the expansion of the "Power for Jobs" energy tax credit program ($125 million), a college tuition deduction or credit taken against personal income taxes ($200 million), and reduction of the marriage penalty for taxpayers who file jointly ($200 million).

         Many complex political, social and economic forces influence the State's economy and finances, which in turn may affect the State Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan also is based upon forecasts of national and State economic activity. Economic forecasts frequently have failed to predict accurately the timing and magnitude of changes in the national and State economies. The Division of Budget (DOB) believes that its projections of receipts and disbursements relating to State Financial Plans, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in the State's Annual Information Statement and any updates and summarized below, and those projections may be changed materially and adversely from time to time. See the section entitled "Special Considerations" below for a discussion of risks and uncertainties faced by the State.

                          2000-01 STATE FINANCIAL PLAN

         Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board.

GENERAL FUND.

         The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2000-01 fiscal year, the General Fund (exclusive of transfers) is expected to account for approximately 46.6% of All Governmental Funds disbursements and 67.8% of total State Funds disbursements. General Fund moneys also are transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

         Total receipts and transfers from other funds are projected to be $39.72 billion in 2000-01, an increase of $2.32 billion over 1999-2000. Total General Fund disbursements and transfers to other funds are projected to be $39.29 billion, an increase of $2.12 billion over 1999-2000.

         The State revised the cash-basis 2000-01 State Financial Plan on January 16, 2001 with the release of the 2001-02 Executive Budget. The DOB now expects the State to close the 2000-01 fiscal year with an available cash surplus of $1.36 billion in the General Fund. The projected surplus as reported by DOB results from $1.71 billion in higher projected receipts, reduced in part by $346 million in higher estimated disbursements compared to the July 31, 2000 update (the "Mid-Year Update"). The DOB revised its projected receipts and disbursements based on a review of actual operating results through December 2000, as well as an analysis of underlying economic and programmatic trends it believes may affect the Financial Plan for the balance of the fiscal year.

         The Governor has recommended that the entire $1.36 billion surplus be used to increase reserves. At the close of the current fiscal year, the DOB proposes to deposit $80 million from the surplus into the State's Tax Stabilization Reserve Fund (TSRF) (the sixth consecutive annual deposit). In the 2001-02 Executive Budget, the Governor is proposing to use the remaining $1.28 billion from the projected 2000-01 surplus to help guard against the impact of a national economic downturn and ensure that previous tax reduction commitments proceed on schedule.

         Through the first nine months of 2000-01, General Fund receipts, including transfers from other funds, totaled $32.54 billion. General Fund disbursements, including transfers to other funds, totaled $27.23 billion. The updated 2000-01 Financial Plan projections incorporate these results.

PROJECTED GENERAL FUND RECEIPTS.

         Total General Fund receipts and transfers in 2000-01 are projected to be $39.72 billion ($40.12 billion as of the Update), an increase of $2.32 billion from the $37.40 billion recorded in 1999-2000. This total includes $36.35 billion in tax receipts, $1.34 billion in miscellaneous receipts, and $2.03 billion in transfers from other funds. The transfer of $3.4 billion net resources through the tax refund reserve account from 1999-2000 to the 2000-01 fiscal period has the effect of exaggerating the growth in State receipts from year to year by depressing reported 1999-2000 figures and inflating 2000-01 projections.

         The Personal Income Tax is imposed on the income of individuals, estates and trusts and is based, with certain modifications, on Federal definitions of income and deductions. Net General Fund personal income tax collections are projected to reach $24.33 billion in 2000-01, well over half of all General Fund receipts and nearly $4 billion above the reported 1999-2000 collection total. Much of this increase is associated with the $3.4 billion net impact of the transfer of the surplus from 1999-2000 to the current year as partially offset by the diversion of an additional $1.99 billion in income tax receipts to the School Tax Relief (STAR) fund. The STAR program was created in 1997 as a State-funded local property tax relief program funded through the use of personal income tax receipts. Adjusted for these transactions, the growth in net income tax receipts is roughly $1.3 billion, an increase of almost 5%.

         This growth is largely a function of two factors: (i) the 9% growth in income tax liability projected for tax year 2000; and (ii) the impact of the 1999 tax year settlement recorded early in the 2000-01 fiscal year.

         The most significant statutory changes made this fiscal year provide for an increase, phased-in over two years, in the earned income tax credit from 25% to 30% of the Federal credit.

         User taxes and fees are comprised of three-quarters of the State's 4% sales and use tax, cigarette, alcoholic beverage, container, and auto rental taxes, and a portion of the motor fuel excise levies. This category also includes receipts from the motor vehicle registration fees and alcoholic beverage license fees. Dedicated transportation funds outside of the General Fund receive a portion of motor fuel tax and motor vehicle registration fees and all of the highway use taxes. Receipts from user taxes and fees are projected to total $7.02 billion, a decrease of $583 million below reported collections in the prior year.

         The sales tax and cigarette tax components of this category account for virtually all of the 2000-01 decline. Growth in base sales tax yield, after adjusting for tax law and other changes, is projected at 4.5%. Modest decreases in motor fuel and alcoholic beverage taxes over 1999-2000 levels also are expected. However, receipts from auto rental taxes are estimated to increase modestly.

         Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes.

         Total business tax collections in 2000-01 are now projected to be $4.23 billion, $332 million below results for the prior fiscal year. The year-over-year decline in projected receipts in this category is largely attributable to statutory changes. These include the first year impact of a scheduled corporation franchise tax rate reduction, a reduction in the cap on tax liability for non-life insurers, and the expansion of the economic development zone (renamed Empire Zones, effective May 19, 2000) and zone equivalent areas tax credits. Ongoing tax reductions include the second year of the corporation franchise rate reduction, the gross receipts tax rate cut from 3.25% to 2.5%, the continuation of the "Power for Jobs" program, and the use of tax credits for investments in certified capital companies.

         Other taxes include the estate and gift tax, the real property gains tax and pari-mutual taxes. Taxes in this category are now projected to total $766 million, $341 million below last year's amount. The primary factors accounting for most of the expected decline are legislation enacted previously that repealed both the real property gains tax and the gift tax and significantly reduced estate tax rates, and the incremental effects of tax reductions in the pari-mutual tax.

         Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor Federal grants, receipts from public authorities, and certain other license and fee revenues. Miscellaneous receipts are expected to total $1.34 billion, down $309 million from the prior year amount. This reflects the loss of non-recurring receipts received in 1999-2000 and the phase-out of the medical provider assessments completed in January 2000.

         Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, including the 1% sales tax used to support payments to Local Government Assistance Corporation (LGAC).

         Transfers from other funds are expected to total $2.03 billion, or $108 million less than total receipts from this category during 1999-2000. Total transfers of sales taxes in excess of LGAC debt service requirements are expected to decrease by approximately $74 million, while transfers from all other funds are expected to decrease by $34 million.

PROJECTED GENERAL FUND DISBURSEMENTS.

         General Fund disbursements, including transfers to support capital projects, debt service and other funds, are estimated in the Mid-Year Update to be at $39.29 billion in 2000-01 ($1.14 billion as of the Update), an increase of $370 million over the Financial Plan enacted in May 2000. The entire net increase in disbursements reflects the cost of labor agreements ratified by State employee unions and approved by the State Legislature.

         Following the pattern of the last three fiscal years, education programs receive the largest share of new funding contained in the 2000-01 Financial Plan. School aid is expected to grow by $850 million or 8.0% over 1999-2000 levels (on a State fiscal year basis). Outside of education, the largest growth in spending is for State Operations ($801 million increase) and general State charges ($104 million).

         The Financial Plan also reflects the use of resources from the Health Care Reform Act of 2000 (HCRA 2000) that will help finance several health and mental hygiene programs in Special Revenue Funds, including prescription drug assistance for the elderly, supplemental Medicare insurance, and other public health services.

         Grants to Local Governments is the largest category of General Fund disbursements and includes financial assistance to local governments and not-for-profit corporations, as well as entitlement benefits to individuals. The largest areas of spending in this category are for aid to elementary and secondary schools (43%) and for the State's share of Medicaid payments to providers (21%). Grants to Local Governments are projected in the Update to be at $26.86 billion.

         Under the 2000-01 enacted budget, General Fund spending on school aid is projected at $11.47 billion on a State fiscal year basis, an increase of $850 million from the prior year. The budget provides additional funding for operating aid, building aid, and several other targeted aid programs. For all other educational programs, disbursements are projected to grow by $376 million to $3.23 billion.

         Spending for Medicaid in 2000-01 is projected to total $5.59 billion, an increase of 4% from 1999-2000. Welfare spending is projected at $1.20 billion, a decrease of $77 million from the prior year. Disbursements for all other health and social welfare programs are projected to total $1.93 billion, an increase of $262 million.

         The remaining disbursements primarily support community-based mental hygiene programs, local transportation programs, and revenue sharing payments to local governments. Revenue sharing and other general purpose aid to local governments is projected at $923 million.

         State operations pays for the costs of operating the Executive, Legislative, and Judicial branches of government, including the prison system, mental hygiene institutions, and the State University of New York (SUNY). Spending in State operations is projected in the Mid-Year Update to be $7.40 billion, an increase of $801 million over the prior year. The growth reflects $324 million for new labor contracts, offset by $30 million in savings from efficiencies in agency operations, a $38 million reduction in one-time receipts from the SUNY, and a $56 million decrease in Federal grants from the Department of Correctional Services. The State's overall workforce is expected to remain stable at around 195,000 employees.

         General State charges account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislature, and Judiciary. These payments, many of which are mandated by statute and collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation, and unemployment insurance. General State charges also cover State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers.

         Disbursements in this category are estimated at $2.19 billion, an increase of $104 million from the prior year. The change primarily reflects higher health insurance rates in calendar year 2000, primarily to cover the increasing cost of providing prescription drug benefits for State employees. The 2000-01 spending estimate continues to assume the $250 million in offset funds related to the dissolution of the Medical Malpractice Insurance Association, which is the last year these funds are expected to be available.

         This category accounts for debt service on short-term obligations of the State, i.e., the interest costs of the State's commercial paper program. The commercial paper program is expected to have a maximum of $45 million outstanding during 2000-01, as this program is being replaced with additional variable rate general obligation bonds. The majority of the State's debt service is for long-term bonds, and is shown in the Financial Plan as a transfer to the General Debt Service Fund.

         Transfers to other funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources.

         Long-term debt service transfers are projected at $2.26 billion in 2000-01, an increase of $18 million from 1999-2000. The increase reflects debt service costs from prior-year bond sales (net of refunding savings) and certain sales planned to occur during the 2000-01 fiscal year to support new capital spending, primarily for economic development, the environment and education.

         Transfers for capital projects provide General Fund support for projects that are not financed with bond proceeds, dedicated taxes, other revenues, or Federal grants. Transfers in this category are projected to total $234 million in 2000-01, an increase of $23 million from the prior year. All other transfers, which reflect the remaining transfers from the General Fund to other funds, are estimated to total $294 million in 2000-01, a decline of $94 million from 1999-2000. The DRRF is assumed by the DOB to be reclassified from the General Fund to the Capital Projects fund type in 2000-01. The 2000-01 Financial Plan reflects the deposit of an additional $250 million in General Fund receipts to DRRF in 2000-01, as well as $250 million in one-time resources from the State's share of tobacco settlement proceeds.

GENERAL FUND CLOSING BALANCE.

         The DOB projects a closing balance of $1.14 billion in the General Fund for 2000-01. The balance is comprised of $627 million in the TSRF (for unanticipated budget shortfalls), $150 million in the Contingency Reserve Fund
(CRF) (for litigation risks), $338 million in the Community Projects Fund (CPF) (for legislative initiatives) and $29 million in the Universal Pre-Kindergarten Fund. In addition to the General Fund closing balance of $1.14 billion, the State will have a projected $1.85 billion in the tax refund reserve account at the end of 2000-01. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The projected balance of $1.85 billion is comprised of $1.28 billion from the 2000-01 surplus, $521 million from LGAC that may be used to pay tax refunds during 2000-01 but must be on deposit at the close of the fiscal year, and $49 million in other funds designated to pay other tax refunds.

         The closing fund balance also excludes $1.2 billion in the STAR (for future STAR payments) and $250 million in the DRRF (for 2001-02 debt reduction).

                          2001-02 STATE FINANCIAL PLAN

         The Governor presented his 2001-02 Executive Budget to the Legislature on January 16, 2001. The Executive Budget contains financial projections for the State's 2000-01 through 2003-04 fiscal years, a detailed economic forecast and a proposed Capital Program and Financing Plan for the 200 1 -02 through 2005-06 fiscal years. The State Constitution permits the Governor to submit amendments to the Executive Budget within 30 days of submission. At this time, the DOB does not anticipate any material revisions to the Financial Plan recommended by the Governor on January 16, 2001.

         The 2001-02 Financial Plan based on the Executive Budget projects receipts in excess of disbursements on a cash basis in the General Fund, after accounting for the transfer of available receipts from 2000-01 to 2001-02 through the refund reserve account. Under the Governor's Executive Budget, total General Fund receipts, including transfers from other funds, are projected at $42.46 billion, an increase of $2.34 billion (5.8%) over the current fiscal year. General Fund disbursements, including transfers to other funds, are recommended to grow by 3.6% to $41.34 billion, an increase of $1.45 billion over 2000-01. State Funds spending (the portion of the budget supported exclusively by State taxes, fees, and revenues) is projected to total $57.39 billion, an increase of $2.68 billion or 4.9%. Spending from All Governmental Funds is expected to grow by 5.3%, increasing by $4.19 billion to $83.62 billion. There can be no assurance that the Legislature will enact into law the Governor's Executive Budget or that the State's adopted budget projections will not differ materially and adversely from these projections.

PROJECTED GENERAL FUND RECEIPTS.

         The 2001-02 Financial Plan projects General Fund receipts, including transfers from other funds, of $42.46 billion, an increase of $2.34 billion over 2000-01. After adjusting for tax law and administrative changes, recurring growth in the General Fund tax base is projected to be approximately 5.1% during 2001-02.

         Personal Income Tax collections for 2001-02 are projected to reach $26.48 billion, an increase of $2.69 billion (11.3%) over 2000-01. The growth is due in part to an estimated increase in income tax liability of 10.8% in 2000 and 5.1% in 2001. The large increase in liability in recent years has been supported by the continued surge in taxable income attributable to the growth in equity markets and wages associated with Wall Street bonuses. The large income gains from stock market performance are expected to moderate substantially in 2001.

         User tax and fee receipts in 2001-02 are projected at $7.44 billion, an increase of $20 million over 2000-01. Growth is affected by the incremental impact of approximately $140 million in enacted tax reductions, and the diversion of remaining motor fuel tax receipts to the Dedicated Highway and Bridge Trust Fund and the Dedicated Mass Transportation Trust Fund. Adjusted for these changes, the underlying growth of user tax and fee receipts is projected at 2.5%.

         Total business taxes are projected at $4.17 billion in 2001-02, a decrease of $292 million from 2000-01. Receipts from the corporation franchise tax, which is the largest source of business tax receipts, are projected to decline by $161 million in 2001-02, mainly as the result of enacted tax reductions. Receipts are also expected to decline for the petroleum business tax ($88 million), bank tax ($46 million), and insurance tax ($27 million).

         Receipts from all other taxes, which include receipts from estate and gift levies, pari-mutuel taxes, and other minor sources, are projected to total $771 million in 2001-02, a decrease of $10 million from 2000-01.

         Miscellaneous receipts are projected to total $1.43 billion in 2001-02, a decrease of $71 million from the current year, largely as a result of a reduction in investment income.

PROJECTED GENERAL FUND DISBURSEMENTS.

         The State projects General Fund disbursements of $41.34 billion in 2001-02, an increase of $1.45 billion (3.6%) over the revised projections for 2000-01. The growth in spending occurs throughout the Financial Plan, with the largest increase for Grants to Local Governments ($914 million), followed by State Operations ($274 million), Transfers to Other Funds ($254 million), and General State Charges ($7 million).

         Grants to Local Governments include financial aid to local governments and non-profit organizations, as well as entitlement payments for individuals. The largest areas of spending in local assistance are for aid to public schools (44%) and for the State's share of Medicaid payments to medical providers (22%). Spending for higher education (6%), mental hygiene (6%), welfare assistance (4%), and children and families services (3%) represent the next largest areas of local aid.

         Spending in local assistance is estimated at $27.77 billion in 2001-02, an increase of $914 million (3.4%) from the current fiscal year. The growth is comprised primarily of increases for school aid, Medicaid, health, and mental health, offset by decreases in welfare and the elimination of stock transfer incentive aid payments to New York City.

         General Fund spending for school aid is projected at $12.13 billion in 2001-02 (on a State: fiscal year basis) an increase of $612 million (5.3%). This increase, which on a school year basis is $382 million, will fund formula-based and categorical aid programs, as well as the "tail" of aid payable for the 2000-01 school year. The Executive Budget also recommends changes to expand the amount of flexible operating aid provided to schools across the State and to target new State resources to the highest-need school districts.

         Medicaid spending is estimated at $6.08 billion in 2001-02, an increase of $391 million (6.9%) from 2000-01. Underlying spending growth is projected at $670 million, but is moderated by $131 million in savings from proposed updates to the nursing home reimbursement methodology and about $150 million in additional Federal aid.

         Spending on welfare is projected at $1.01 billion, a decrease of $245 million (19.5%) from 2000-01. This projected decrease is largely attributable to continued declines in welfare caseload and increased Federal funding in such areas as the Earned Income Tax Credit and the Child and Dependent Care Credit that lowers State costs. Welfare caseload is projected at about 743,000 recipients in 2001-02, down 36,000 from 2000-01.

         Local assistance spending for Children and Families Services is projected at $881 million in 2001-02, up $43 million (5.1%) from 2000-01. The increase in General Fund spending includes added costs for the proposed child welfare financing reforms as well as an expansion in the Advantage After-School program funding.

         Dental hygiene programs are expected to grow by $128 million (8.6%) to almost $1.62 billion in 2001-02. The additional funding is for the New York State CARES program ($47 million), the Community Reinvestment program ($20 million), and other program enhancements, including inflationary increases and the annualization of prior-year initiatives ($38 million).

         Local assistance spending for health programs is projected at $602 million, up $110 million (22.4%) from 2000-01. This increase is primarily due to enhancements in the EPIC prescription drug program ($75 million), response to the West Nile Virus outbreak ($22 million), and State support for the Roswell Park Cancer Institute ($30 million), partially offset by lower spending of $32 million for one-time legislative initiatives.

         Spending for all other local assistance programs is projected to total $5.45 billion in 2001-02, a decrease of $124 million (2.2%) from 2000-01. This estimate includes higher State support for tuition assistance ($35 million), children with special educational needs ($28 million), county administration of welfare and Medicaid programs ($14 million), and the City University of New York
(CUNY) ($14 million). These increases are more than offset by the recommended elimination of spending identified by the Legislature as one-time initiatives in the 2000-01 Financial Plan, a reestimate of costs for reimbursing local governments for housing State-ready inmates in local jails ($40 million), and the proposed elimination of stock transfer incentive aid payments to New York City ($114 million).

         State Operations accounts for the cost of running the Executive, Legislative, and Judicial branches of government. Spending is projected at $7.90 billion, an increase of $274 million, or 3.6% above 2000-01.

         The growth in State Operations is primarily attributable to the annualized costs of labor agreements and related costs with State employee unions ($195 million), funding for technology initiatives ($43 million), health and mental hygiene programs ($75 million), and a recommended change in the accounting treatment of State university hospital revenues that directly finance hospital operations ($100 million). Under the proposal, hospital revenues that currently offset State Operations expenditures would pay for hospital fringe benefits costs currently charged to the General Fund; SUNY hospital revenue and spending will now be accounted for in the special revenue funds.

         The State's overall workforce is projected at 194,500 persons by the end of 2001-02, down about 500 from the end of 2000-01.

         General State Charges (GSCs) account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches. These payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation and unemployment insurance. GSCs also cover State payments-in-lieu-of- taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers.

         Total spending for GSCs is projected to grow by $7 million (0.3%) to $2.59 billion in 200 1-02. The State expects health insurance rates in calendar year 2001 to grow by 11% ($138 million), primarily to cover the increasing cost of prescription drug, hospitalization and physician benefits for State employees. Modest increases are projected for other fringe benefits, including social security, workers' compensation, and dental insurance, but are offset by reduced payments for retirement incentives ($72 million) and the accounting of State university hospital fringe benefit costs ($100 million) discussed above.

         Transfers in support of debt service in 2001-02 are projected at $2.29 billion, a $70 million (3.2%) increase over 2000-01. This increase is primarily due to bonding to support SUNY, CUNY, public protection, environmental and economic development purposes, offset by the projected savings generated from the use of the DRRF to defease high cost debt and from the new revenue bond proposal (which is discussed in more detail in "Debt and Other Financing Activities" below).

         Transfers in support of capital projects in 2001-02 are projected at $340 million, an increase of $105 million (44.7%) over 2000-01. The higher budgeted amount includes $69 million to the new Remedial Program Transfer Fund for hazardous waste remediation and $16 million for improvements to the Court of Appeals Building and the Justice Building in Albany.

         All other transfers are projected to increase by $79 million in 2001-02. Of this amount, $69 million represents the State's subsidy for SUNY hospitals. All other transfers increase by $10 million primarily as a result of the State's subsidy to the Court Facilities Incentive Aid Fund, which grows from $45 million in 2000-01 to $81 million in 2001-02 to support Judiciary capital projects. This latter increase is offset by the elimination of one-time transfers in 2000-01 to the State University Stabilization Fund ($17 million), and to the Miscellaneous Special Revenue Fund ($19 million) to pay for year 2000 computer compliance.

OTHER GOVERNMENTAL FUNDS.

         In addition to the General Fund, the State Financial Plan includes Special Revenue Funds, Capital Projects Funds and Debt Service Funds which are discussed below. Amounts below do not include other sources and uses of funds transferred to or from other fund types.

         All Governmental Funds spending is estimated at $77.53 billion in 2000-01, an increase of $4.17 billion or 5.7% above the prior year. When spending for the STAR tax relief program is excluded, spending growth is 4.6%. The spending growth is comprised of changes in the General Fund ($1.81 billion excluding transfers), Special Revenue Funds ($2.03 billion), Capital Projects Funds ($124 million) and Debt Service Funds ($206 million).

SPECIAL REVENUE FUNDS.

         Total disbursements in the 2000-01 Financial Plan for programs supported by Special Revenue Funds are projected at $33.25 billion, an increase of $2.03 billion or 6.5% over 1999-2000. Special Revenue Funds include Federal grants and State special revenue funds.

         Federal grants are projected to comprise 69% of all Special Revenue Funds spending in 2000-01, comparable to prior years. Disbursements from Federal funds are estimated at $22.87 billion, an increase of $798 million or 3.6%. Medicaid is the largest program within Federal funds, accounting for over half of total spending in this category. In 2000-01, Medicaid spending is projected at $14.93 billion, an increase of $396 million over 1999-2000. The remaining growth in Federal funds is primarily for the Child Health Plus program, which is estimated at to increase by $86 million in 2000-01, as well as increased spending in various social service programs.

         State special revenue spending is projected to be $10.38 billion, an increase of $1.23 billion or 13.5% from the last fiscal year. The spending reflects the next phase of the STAR program valued at $2.0 billion (up $785 million from 1999-2000), and $617 million in additional spending resulting from HCRA 2000. This growth is offset by decreased spending of $176 million due to the elimination of medical provider assessments on January 1, 2000.

         In 2001-02, the DOB projects disbursements of $36.47 billion from special revenue funds derived from both State and Federal sources, an increase of $2.57 billion or 7.6% over 2000-01. Disbursements from State special revenue funds are projected at $11.68 billion, an increase of $ 1.11 billion or 10.5% from 2000-01. Disbursements for STAR are projected to increase by $694 million from 2000-01, accounting for most of the year-to-year growth in State spending from special revenue funds. Disbursements from Federal special revenue funds, which account for approximately three-quarters of all special revenue spending, are estimated at $24.79 billion in 2001-02, an increase of $1.46 billion or 6.3% from 2000-01. The year-to-year growth in Federal special revenue fund spending is primarily supported by higher projected Federal payments for the Medicaid program, which is projected to grow by $962 million from 2000-01.

CAPITAL PROJECTS FUNDS.

         Spending from Capital Projects Funds in 2000-01 is projected at $4.35 billion, an increase of $124 million or 2.9% from last fiscal year. The increase is attributed to $184 million for new capital projects, primarily for transportation, economic development, the environment and education and planned increases for school construction and economic development programs.

         Disbursements from Capital Projects Funds in 2001-02 are estimated at $5.0 billion, or $627 million higher than 2000-01. The proposed spending plan includes: $2.9 billion in disbursements for transportation purposes, including State and local highway and bridge programs; $822 million for environmental activities; $203 million for public protection; $426 million for education, including SUNY and CUNY; and $184 million for mental hygiene projects.

         Capital spending in 2000-01 and 2001-02 is financed with a mix of pay-as-you-go and bonded resources. The portion of spending financed with pay-as-you-go resources increases from 57% in 2000-01 to 61% in 2001-02 and reflects the use of a portion of $750 million in deposits to the DRRF to pay cash for certain transportation projects.

DEBT SERVICE FUNDS.

         Spending from Debt Service Funds is estimated at $3.79 billion in 2000-01, up $206 million or 5.7% from 1999-2000. Transportation purposes, including debt service on bonds issued for State and local highway and bridge programs financed through the New York State Thruway Authority and supported by the Dedicated Highway and Bridge Trust Fund, account for $127 million of the year-to-year growth. Debt service for educational purposes, including State and City university programs financed through the Dormitory Authority of the State of New York (DASNY), will increase by $59 million. The remaining growth is for a variety of programs in mental health and corrections, and for general obligation financings.

         Disbursements from Debt Service Funds are estimated at $3.93 billion in 2001-02, a decrease of $200 million from 2000-01. Debt Service Funds projections for 2000-01 reflect the use of approximately $421 million in DRRF deposits to defease high cost State debt. Overall, the use of $750 million in DRRF deposits is projected to lower long-term debt service costs by approximately $1.2 billion over the life of the defeased bonds. In addition, Debt Service Funds projections reflect a proposed new revenue debt structure.

NON-RECURRING RESOURCES.

         The DOB estimates that the 2000-01 State Financial Plan contains new actions that provide non-recurring resources or savings totaling approximately $36 million, excluding use of the 1999-2000 surplus. DOB reports that the 2001-02 Financial Plan budgets $146 million in one-time resources, consisting primarily of $97 million in Federal funds from successful retroactive claims for child welfare, special education, and prison health costs. The remaining amounts are comprised of a payment from DASNY to the State ($28 million), and fund sweeps and transfers to the General Fund ($21 million) that periodically occur.

OUTYEAR PROJECTIONS OF RECEIPTS AND DISBURSEMENTS.

         State law requires the Governor to propose a balanced budget each year. Preliminary analysis by the DOB indicates that the State will have a 2001-02 budget gap of approximately $2 billion, which is comparable with gaps projected following enactment of recent State budgets. This estimate includes projected costs of new collective bargaining agreements, no assumed operating efficiencies, and the planned application of approximately $1.2 billion in STAR tax reduction reserves. In recent years, the State has closed projected budget gaps which DOB estimates have ranged from $5 billion to less than $1 billion.

         Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. The State assumes that savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of Federal and non-General Fund spending offsets, and other actions necessary to help bring projected disbursements and receipts into balance.

         The 2002-03 and 2003-04 projections assume increases in the other major components of income consistent with continued growth in the overall economy. In particular, interest, dividend and business income are expected to grow at rates consistent with the average growth in these components in recent years.

         It should be noted that growth in income tax receipts in recent years has been heavily influenced by special factors, including the rapid growth in the stock market noted above. The outyear projections anticipate a substantial moderation in the special factors that have produced the rapid receipts growth of recent years. Specifically, based on information from Wall Street analysts and an examination of relevant economic indicators, the outyear projections assume only small increases in financial sector business.

         From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, are projected to receive settlement payments of $1.47 billion over the same period. The State plans to use $1.29 billion in tobacco settlement money over the next three years to finance health programs under HCRA 2000 ($1.01 billion) and projected increased costs in Medicaid ($274 million). The remaining $250 million in one-time tobacco payments from 1999-2000 will be deposited to DRRF.

         The gap projections assume the Legislature will enact the 2001-02 Executive Budget in its entirety. The projections do not include unspecified spending "efficiencies" or count on the use of any of the $1.3 billion in reserves the Governor is proposing to set aside for economic uncertainties.

         If the projected budget gap for 2002-03 is closed with recurring actions, the 2003-04 budget gap would be reduced to $433 million. In recent years, the State has closed projected budget gaps which the DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1.0 billion (1998-99 and 1999-2000).

         The DOB estimates that General Fund receipts will total $41.13 billion in 2002-03 and $42.37 billion in 2003-04. The receipts forecast is based on the DOB's economic forecast, adjusted to incorporate the incremental impact of enacted and proposed tax reductions, prior refund reserve transactions, and the continued earmarking of receipts for dedicated highway purposes.

         Personal income tax receipts are projected to increase to $25.26 billion in 2002-03 and $26.54 billion in 2003-04. The estimates are affected by the impact of expected refund reserve transactions, a reduction in the growth in underlying liability, and the estimated costs of the enacted STAR and proposed Co-STAR tax reduction plans.

         Income tax growth in both fiscal years is governed by projections of growth in taxable personal income and its major components, including wages, interest and dividend earnings, realized taxable capital gains, and business income.

         The DOB currently projects spending to grow by $2.46 billion (6.0%) in 2002-03 and $1.49 billion (3.4%) in 2003-04. Overall, General Fund spending increases at a higher rate in 2002-03 than in 2003-04 primarily because the Financial Plan does not include costs for new collective bargaining contracts after the current agreements expire by April 2003 and assumes the remaining balance in the CPF ($188 million) is spent by the end of 2002-03.

SPECIAL CONSIDERATIONS.

         Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the Federal government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

         Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The State's Financial Plan is also necessarily based upon forecasts of national and State economic activity developed through both internal analysis and review of national and State economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The projections assume no changes in Federal tax law, which could substantially alter the current receipts forecast.

         The State's outyear projections may change substantially as the budget process for 2001-02 continues. For example, the Legislature may not enact the Executive Budget as proposed by the Governor. It is also possible that the State's actions during the fiscal year may be insufficient to preserve budgetary balance in either 2001-02 or in future fiscal years. Actual results for the fiscal year may also differ materially and adversely from the projections set forth in this Appendix.

         There is significant uncertainty in the forecast of the outyear income components, which greatly influence personal income tax growth. In many cases, a reasonable range of uncertainty around the predicted income components could result in significant reductions in projected income tax receipts.

         Moreover, over the long-term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by recent events. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in Financial Plan forecasts. Merging and downsizing by firms, as a consequence of deregulation, continued foreign competition or a sustained economic downturn, may have more significant adverse effects on employment than expected.

         An ongoing risk to the State Financial Plans arises from the potential impact of certain litigation and of Federal disallowances now pending against the State, which could adversely affect the State's projections of receipts and disbursements. The Financial Plan contains projected reserves of $150 million in 2001-02 for such events, but assumes no significant Federal disallowance or other Federal actions that could affect State finances.

         The Health Care Financing Administration (HCFA) issued an interim rule in October 2000, that modified the manner in which states are required to calculate their Medicaid Upper Payment Limit (UPL) methodology. Since that time, HCFA issued a final rule on January 12, 2001. The HCFA rule modifies how states are required to calculate their Medicaid UPL. It is anticipated that implementation of this rule would require New York State to phase-out most of its nursing home Intergovernmental Transfer (IGT) payments over a five-year period beginning in State Fiscal Year 2002-03. Upon full implementation of the rule, the net impact is expected to result in an annual loss of $351 million for the State and $88 million for local governments.

         Congress recently enacted legislation (the Balanced Budget Further Refinement Act) which mitigates much of the negative impact of the rule through State Fiscal Year 2004-05 by increasing the cap on facility- specific Disproportionate Share Hospital Program (DSH) payments to 175% for two years.

         It is currently expected that the net impact of the nursing home IGT phase-out and the increase in facility-specific DSH caps will result in a cumulative State Financial Plan savings of $135 million between State Fiscal Year 2002-03 and State Fiscal Year 2004-05. However, since the nursing home IGT phase-out commences in State Fiscal Year 2002-03 (one year before the DSH cap increases), the Financial Plan will lose $81 million in State Fiscal Year 2002-03.

         The DOB believes that its projections of receipts and disbursements relating to the current and proposed State Financial Plans, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in this Update. In the past, the State has taken management actions to address potential financial plan shortfalls, and the DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against these risks, the State has projected reserves of $2.26 billion in 2001-02.

         The State's Financial Plan assumes the availability of certain resources to finance portions of General Fund spending for fringe benefits, health and welfare programs. These resources could become unavailable or decrease, placing additional pressures on budget balance.

         The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from projections. In the past, the State has taken management actions to address potential Financial Plan shortfalls, and may take similar actions should adverse variances occur in its projections for the current fiscal year.

                       GAAP-BASIS FINANCIAL PLAN (2000-01)

         State law requires the State to update its projected GAAP-basis financial results for the current fiscal year on or before September first of each year. The State bases its GAAP projections on the cash estimates in the Mid-Year Update and the actual results for 1999-2000 as reported by the State Comptroller on July 28, 2000.

         The State ended 1999-2000 with an accumulated General Fund surplus of $3.93 billion, as measured by GAAP, marking the third consecutive fiscal year that has ended with an accumulated surplus. The State expects to close the 2000-01 Fiscal Year and the 2001-02 Fiscal Year with a positive GAAP balance of $1.93 billion in the General Fund.

         In 2000-01, the General Fund GAAP Financial Plan projects total revenues of $37.66 billion, total expenditures of $39.69 billion, and net other financing sources of $35 million. In 2001-02, projections show total revenues of $40.87 billion, total expenditures of $40.68 billion and net other financing uses of $190 million. At the end of 2001-02, the accumulated General Fund GAAP surplus is projected to be $1.9 billion.

                    GAAP-BASIS RESULTS FOR PRIOR FISCAL YEARS

1999-2000 FISCAL YEAR.

         The State completed its 1999-2000 fiscal year with a combined governmental funds operating surplus of $3.03 billion, which included operating surpluses in the General Fund ($2.23 billion), in Special Revenue Funds ($665 million), in Debt Service Funds ($38 million) and in Capital Projects Funds ($99 million).

GENERAL FUND.

         The State reported a General Fund operating surplus of $2.23 billion for the 1999-2000 fiscal year, as compared to an operating surplus of $1.08 billion for the 1998-99 fiscal year. The operating surplus for 1999-2000 resulted in part from higher personal income tax receipts, and increases in taxes receivable and other assets of $754 million and $137 million, respectively, and decreases in deferred revenues, due to other funds and other liabilities of $134 million. These gains were partially offset by decreases in accounts receivable and money due from other funds of $77 million, increases in payables to local governments and accrued liabilities of $80 million and $175 million, respectively, and an increase in tax refunds payable of $537 million.

         The State reported an accumulated fund balance of $3.92 billion in the General Fund for 1999-2000. The accumulated fund balance is $50 million higher after a restatement by the State Comptroller to reflect the reclassification of the DRRF to the General Fund.

         General Fund revenues increased $2.30 billion (6.4%) over the prior fiscal year with increases in personal income and consumption and use taxes, and miscellaneous revenues. Business tax and other tax revenues fell from the prior fiscal year. Personal income taxes grew $1.98 billion, an increase of nearly 9.7%. The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance of the financial markets during 1999. Consumption and use taxes increased $327 million, or 4.5%, to reflect a continuing high level of consumer confidence. Miscellaneous revenues increased $303 million (14.1%), primarily due to growth in investment earnings, fees, licenses, royalties and rents and reimbursements from regulated industries used to fund State administrative costs (e.g., banking and insurance). These increases were partially offset by decreases in business and other taxes. Business taxes decreased nearly $301 million, or 6.2%, because of prior year refunds and the application of credit carryforwards which were applied against current year (1999) liabilities. Other taxes decreased $12 million, or 1.1%.

         General Fund expenditures increased $1.39 billion (3.9%) from the prior fiscal year, with the largest increases occurring in education, health and environment. Education expenditures grew $739 million (6.1%) due mainly to an increase in spending for support for public schools, handicapped pupil education and municipal and community colleges. Health and environment expenditures increased over $215 million (33.5%) primarily reflecting increased spending for local health programs. Personal service costs increased $202 million (3.3%) principally as a result of increases in wages as required by recently approved collective bargaining agreements. Non-personal service costs increased $264 million (11.7%) due primarily to increased spending for goods and services.

         Net other financing sources in the General Fund increased $192 million (45.9%) primarily because transfers of surplus revenues from the Debt Service Funds increased by nearly $100 million and transfers from the Abandoned Property Fund and the Hospital Bad Debt and Charity Accounts increased by nearly $120 million.

SPECIAL REVENUE, DEBT SERVICE AND CAPITAL PROJECTS FUND TYPES.

         An operating surplus of $665 million was reported for the Special Revenue Funds for the 1999-2000 fiscal year which increased the accumulated fund balance to $2.14 billion after restatement of prior year fund balances. As a result of legislation enacted during the fiscal year ended March 31, 2000, the Hospital Bad Debt and Charity Accounts were reclassified to Special Revenue Funds thereby increasing the beginning fund balance by $1.01 billion. Revenues increased $2.15 billion over the prior fiscal year (6.9%) as a result of increases in tax, Federal grants, and miscellaneous revenues. Expenditures increased $1.49 billion (5.4%) as a result of increased costs for local assistance grants and non-personal service. Net other financing uses increased $174 million (4.5%).

         Debt Service Funds ended the 1999-2000 fiscal year with an operating surplus of $38 million and, as a result, the accumulated fund balance increased to $2.06 billion. Revenues increased $200 million (7.4%) primarily because of increases in dedicated taxes. Debt service expenditures increased $429 million (15.0%). Net other financing sources increased $113 million (36.1%) due primarily to increases in transfers from the General Fund.

         An operating surplus of $99 million was reported in the Capital Projects Funds for the State's 1999-2000 fiscal year and, as a result, the accumulated fund balance deficit decreased to $129 million. Revenues increased $93 million (3.7%) primarily because Federal grant revenues increased $90 million for transportation projects. Expenditures increased $84 million (2.3%) primarily because of increases capital construction spending for transportation projects. Net other financing sources decreased by $63 million (4.6%).

1998-99 FISCAL YEAR.

         The State completed its 1998-99 fiscal year with a combined governmental funds operating surplus of $1.32 billion, which included operating surpluses in the General Fund ($1.078 billion), in Debt Service Funds ($209 million) and in Capital Projects Funds ($154 million) offset, in part, by an operating deficit in Special Revenue Funds ($117 million).

1997-98 FISCAL YEAR.

         The State completed its 1997-98 fiscal year with a combined governmental funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset, in part, by an operating deficit of $43 million in Debt Service Funds.

                    CASH-BASIS RESULTS FOR PRIOR FISCAL YEARS

GENERAL FUND 1997-98 THROUGH 1999-2000.

         New York State's financial operations have improved during recent fiscal years. During its last eight fiscal years, the State has recorded balanced budgets on a cash basis, with positive year-end fund balances.

1999-2000 FISCAL YEAR.

         The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash surplus as reported by the DOB of $1.51 billion. As in recent years, strong growth in receipts above forecasted accounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

         The State reported a General Fund closing balance of $1.17 billion, an increase of $275 million from the prior fiscal year. The balance was held in four accounts within the General Fund: TSRF, CRF the Debt Reduction Reserve Fund
(DRRF) and CPF. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

         The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of LGAC financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

         General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6% from 1998-99 levels. General Fund disbursements and transfers to other funds totaled $37.17 billion for the 1999-2000 fiscal year, an increase of 1.6% from the prior fiscal year.

1998-99 FISCAL YEAR.

         The State ended its 1998-99 fiscal year on March 31, 1999, in balance on a cash basis, with a General Fund cash surplus as reported by the DOB of approximately $1.82 billion. The cash surplus was derived primarily from higher-than-projected tax collections as a result of continued economic growth, particularly in the financial markets and securities industries.

         The General Fund had a closing balance of $892 million, an increase of $254 million from the prior fiscal year. The TSRF closing balance was $473 million, following an additional deposit of $73 million in 1998-99. The CRF closing balance was $107 million, in following a $39 million deposit in 1998-99. The CPF closed the fiscal year with a balance of $312 million. The General Fund closing balance did not include $2.31 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit on March 31, 1999.

         General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1998-99 fiscal year totaled $36.82 billion, an annual increase of 6.2% over 1997-98. General Fund disbursements and transfers to other funds were $36.57 billion, an annual increase of 6.1%.

1997-98 FISCAL YEAR.

         The State ended its 1997-98 fiscal year in balance on a cash basis, with a General Fund cash surplus as reported by the DOB of approximately $2.04 billion. The cash surplus was derived primarily from higher-than-anticipated receipts and lower spending on welfare, Medicaid, and other entitlement programs.

         The General Fund closing balance was $638 million, an increase of $205 million from the prior fiscal year. The balance included $400 million in the TSRF, after a required deposit of $15 million (repaying a transfer made in 1991-92) and an additional deposit of $68 million made from the 1997-98 surplus. (The CRF closing balance was $68 million, following a $27 million deposit from the surplus. The CPF closed the fiscal year with a balance of $170 million. The General Fund closing balance did not include $2.39 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit on March 31, 1998.)

         General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1997-98 fiscal year totaled $34.67 billion, an increase of 4.9% from the previous fiscal year. General Fund disbursements and transfers to other funds totaled $34.47 billion, an increase of 4.8%.

               OTHER GOVERNMENTAL FUNDS (1997-98 THROUGH 1999-00)

         Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with Federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection of a portion of transportation-related revenues from the General Fund to two dedicated funds in the Special Revenue and Capital Projects fund types. These revenues are used to support the capital programs of the Department of Transportation, the Metropolitan Transportation Authority (MTA) and other transit entities.

         In the Special Revenue Funds, disbursements increased from $27.65 billion to $31.22 billion over the last three years, primarily as a result of increased costs for the Federal share of Medicaid and the initial costs of the STAR program. Other activity reflected dedication of taxes for mass transportation purposes, new lottery games, and new fees for criminal justice programs.

         Disbursements in the Capital Projects Funds increased over the three-year period from $3.57 billion to $4.22 billion, primarily for education, environment, public protection and transportation programs. The composition of this fund type's receipts also has changed as dedicated taxes, Federal grants and reimbursements from public authority bonds increased, while general obligation bond proceeds declined.

         Activity in the Debt Service Funds reflected increased use of bonds during the three-year period for improvements to the State's capital facilities and the ongoing costs of the LGAC fiscal reform program. The increases were moderated by the refunding savings achieved by the State over the last several years using strict present value savings criteria. Disbursements in this fund type increased from $3.09 billion to $3.59 billion over the three-year period.

                              THE NEW YORK ECONOMY

         New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing and an increasing proportion engaged in service industries.

         The economic forecast of the State has also been modified from the Mid-Year Update to reflect changes in the national outlook. Continued growth is projected for 2001 and 2002 in employment, wages, and personal income, although the growth will moderate significantly from the 2000 pace. Personal income is estimated to have grown by 7.8% in 2000, fueled in part by a large increase in financial-sector bonus payments at the beginning of the year and strong growth in total employment and is projected to grow 4.6% in 2001 and 3.9% in 2002. Bonus payments are projected to grow 2.4% in 2001 and 3.6% in 2002, representing distinctly lower growth than the 19.4% rate for 2000. Lower bonus growth is partly due to the volatility of the stock markets and weaker securities industry activity. Another factor contributing to the weaker personal income growth in 2001 and 2002 is the reduced growth rate of non-wage income, which is projected to be lower due to the general economic slowdown. Overall employment is expected to grow at a more modest rate than in 2000, reflecting the slowdown in the national economy, continued fiscal restraint, and restructuring in the manufacturing, health care, social service, and financial sectors.

         Given the importance of the securities industry in the New York State economy, a significant change in stock market performance during the forecast horizon could result in financial sector profits and bonuses that are significantly different from those embodied in the forecast. Given the recent volatility in financial markets, such uncertainties are particularly pronounced at this time. The timing and impact of changes in economic conditions are difficult to estimate with a high degree of accuracy. Any actions by the Federal Reserve Board to moderate inflation by increasing interest rates more than anticipated may have an adverse impact in New York given the sensitivity of financial markets to interest rate shifts and the prominence of these markets in the New York economy. In addition, there is a possibility that greater-than-anticipated mergers, downsizing, and relocation of firms caused by deregulation and global competition may have a significant adverse effect on employment growth.

SERVICES.

          The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

MANUFACTURING.

                  Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating, and electrical equipment products are located in the upstate region.

TRADE.

          Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

FINANCE, INSURANCE AND REAL ESTATE.

          New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

AGRICULTURE.

          Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

GOVERNMENT.

         Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

                         ECONOMIC AND DEMOGRAPHIC TRENDS

                  In the calendar years 1987 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. However, the situation has been improving during recent years. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate. Although the State unemployment rate has been higher than the national rate since 1991, the gap between them has narrowed in recent years.

         State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

                       DEBT AND OTHER FINANCING ACTIVITIES

         Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation and other financings through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature.

         The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

         The State's 2000-01 borrowing plan projects issuances of $367 million in general obligation bonds, including $45 million for purposes of redeeming the remaining outstanding BANs. The State does not anticipate issuing new BANs during the 2000-01 fiscal year. The State is expected to issue up to $276 million in COPs to finance equipment purchases (including costs of issuance, reserve funds, and other costs) during the 2000-01 fiscal year. Of this amount, it is anticipated that approximately $76 million will be used to finance agency equipment acquisitions. Approximately $200 million is expected to finance the purchase of new welfare computer systems designed to improve case management, fraud detection and child support collection capabilities.

         Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.91 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 2000-01.

         The proposed 2001-02 through 2005-06 Capital Program and Financing Plan was released with the 2001-02 Executive Budget on January 16, 2001. The proposed Plan projects capital spending of $4.96 billion in 2001-02. The capital spending is proposed to be financed with a mixture of authority bonds (33%), State and Federal pay-as-you go resources (32% and 29%, respectively), and general obligation bonds (6%). The Plan's projected levels of debt issuances and debt service costs for 2000-01, 2001-02, and the remaining four years of the Plan are projected to be well below the debt caps and limitations imposed by the Debt Reform Act of 2000. The Act, which applies to all new State-supported debt issued on and after April 1, 2000 imposed:

         o A phased-in cap on new State-supported debt outstanding of 4% of personal income (the existing State-supported debt levels for 2000-01 are projected to be 5.7% of personal income).

         o A phased-in cap on new State-supported debt service costs of 5% of total governmental funds receipts (the existing State-supported debt service costs are 5.2%).

         o A limit on the use of debt to capital works and purposes only and a limit on the maximum term of new State-supported debt to 30 years.

         The Executive Budget also proposes a constitutional debt reform bill that would mandate the caps and limitations imposed by the Debt Reform Act, ban "back door" borrowing, authorize a limited amount of revenue debt, ensure that at least one-half of all new debt is approved by the voters, and authorize multiple general obligation bond act proposals. The earliest the constitutional debt reform bill could take effect, after passage by two separately-elected Legislatures and approval by the voters, is January 1, 2004.

         State-supported debt levels and debt service costs projected for 2000-01, 2001-02, and the remaining years of the Plan reflect the use of $750 million in DRRF deposits. As planned, $500 million was used in 2000-01, of which $421 million was used to defease certain bonds issued by DASNY), Housing Finance Agency (HFA), and Environmental Facilities Corporation (EFC),where the debt service was paid by the State. The balance is expected to be used to pay for projects that are authorized to be financed with bonds. In the 2001-02 fiscal year, the $250 million balance is proposed to be used to provide pay-as-you-go resources to finance certain transportation projects.

         The 2001-02 Executive Budget also proposes a new statutory revenue debt structure. The proposed revenue debt that would be supported by a pledge of 25% of State personal income tax receipts (subject to appropriation), issued in lieu of currently authorized State-appropriation-backed debt and subject to the caps and limitations imposed by the Debt Reform Act. The proposed revenue debt structure is similar to LGAC bonds and will provide a framework to implement a revenue debt structure which would be authorized by the proposed constitutional debt reform bill.

         Efforts to reduce debt unanticipated delays in the advancement of certain projects, and revisions to estimated financing needs are expected to reduce borrowings in 2000-01. The State's 2000-01 borrowing plan now projects issuances of $281 million in general obligation bonds and $56 million in Certificates of Participation to finance the purchase of new welfare computer systems.

         Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.36 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 2000-01. Included therein are borrowings by: (i) DASNY for SUNY; CUNY; mental health and educational facilities including RESCUE (school construction) and the Judicial Training Institute; (ii) Thruway Authority for the Dedicated Highway and Bridge Trust Fund and Consolidated Highway Improvement Program, (iii) Urban Development Corporation (doing business as the Empire State Development Corporation) for prison facilities; (iv) HFA for Service Contract Obligation Revenue bonds; and (v) EFC for water pollution control and Pipeline for Jobs (Jobs 2000).

         The projection of State borrowings are subject to change as market conditions, interest rates and other factors vary.

                               PUBLIC AUTHORITIES

         The fiscal stability of the State is related in part to the fiscal stability of its public authorities. For the purposes of this Appendix, public authorities refer to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations. As of December 31, 1999, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $95 billion, only a portion of which constitutes State-supported or State-related debt.

         The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. As described below, the MTA receives the bulk of this money in order to provide transit and commuter services.

         Beginning in 1998, the Long Island Power Authority (LIPA) assumed responsibility for the provision of electric utility services previously provided by Long Island Lighting Company for Nassau, Suffolk and a portion of Queen Counties, as part of an estimated $7 billion financing plan. As of the date of this Appendix, LIPA has issued over $7 billion in bonds secured solely by ratepayer charges. LIPA's debt is not considered either State-supported or State-related debt.

         The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the TA). The MTA operates certain commuter rail and bus services in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (TBTA), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

         Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1% regional sales and use tax--that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987, State law also has required that the proceeds of a one-quarter of 1% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 enacted budget provides State assistance to the MTA totaling approximately $1.35 billion and initiates a five-year State transportation plan that includes nearly $2.2 billion in dedicated revenue support for the MTA's 2000-04 Capital Program. This capital commitment includes an additional $800 million of newly dedicated State petroleum business tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA.

         State legislation accompanying the 2000-01 enacted State budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the $17.1 billion MTA capital plan for the 2000-04 Capital Program. On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for transit purposes for 2000 through 2004. The 2000-04 Capital Program is the fifth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation system by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project.

         The currently approved 2000-04 Capital Program assumes the issuance of an estimated $8.9 billion in new money bonds. The remainder of the plan is projected to be financed with assistance from the Federal Government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA. Further, the enacted State budget authorized the MTA to undertake a major debt restructuring initiative which will enable the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contracts with the State.

         There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 2000-04 Capital Program or parts thereof will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 2000-04 Capital Program accordingly. If the 2000-04 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.

                              THE CITY OF NEW YORK

         The fiscal health of the State also may be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State also may be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets.

         In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority (TFA) in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. During the 2000 legislative session, the State enacted legislation that increased the borrowing authority of the TFA by $4 billion, to $11.5 billion, which the City expects will provide sufficient financing capacity to continue its capital program over the next four fiscal years.

                                FISCAL OVERSIGHT

         In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York (NYC MAC) to provide financing assistance to the City; the New York State Financial Control Board (the Control Board) to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York
(OSDC) to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

         Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

                               MONITORING AGENCIES

         The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans. The reports analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as evaluate compliance by the City and its Covered Organizations with its Financial Plan. According to staff reports, economic growth in New York City has been very strong in recent years, led by a surge in Wall Street profitability which resulted in increased tax revenues and produced a substantial surplus for the City in City fiscal years 1996-97, 1997-98 and 1998-99. For its 1999-2000 fiscal year, the City had an operating surplus of $3.2 billion, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The City is projecting a substantial surplus for its 2000-01 fiscal year and a balanced budget for 2001-02. However, it forecasts budget gaps in subsequent fiscal years. Although several sectors of the City's economy have expanded over the last several years, especially tourism, media, business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the performance of the national economy. In addition, the size of tax reductions enacted since City fiscal year 1994-1995 has totals over $2.5 billion in City fiscal year 2000-01, primarily affecting collections of the personal and business income taxes and the sales tax. These reductions are expected to be worth $3.1 billion by City fiscal year 2004-2005. The City has proposed additional tax reductions that would raise the total worth of recent tax cuts to $3.1 billion by City fiscal year 2004-05.

                                OTHER LOCALITIES

         Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2000-01 fiscal year.

         The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 2000-01 totals $200.4 million. The 2000-01 enacted budget increased General Purpose State Aid for local governments by $11 million to $562 million.


         While the distribution of General Purpose State Aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.


         Counties, cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings. In 1998, the total indebtedness of all localities in the State, other than New York City, was approximately $20.3 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-three localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1998.

         Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the Federal government may reduce (or in some cases eliminate) Federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities also may face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, also may adversely affect localities and necessitate State assistance.

         To help resolve persistent fiscal difficulties in Nassau County, the State enacted legislation creating the Nassau County Interim Finance Authority. The Authority is empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short-term budget relief and ensure credit market access for the County. The Authority may also impose financial plan requirements on Nassau County. The State paid $30 million in transitional assistance to the County for State fiscal year 2000-01, and the Governor has proposed providing up to $75 million in State assistance over the next four State fiscal years. Allocation of any such assistance is contingent upon the Authority's approval of Nassau County's financial plan.

                                   LITIGATION

GENERAL.

         The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2000-01 fiscal year or thereafter.

         The State is party to other claims and litigation which its legal counsel has advised are not probable of adverse court decisions or are not deemed adverse and material. Although the amounts of potential losses resulting from this litigation, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material and adverse effect on the State's financial position in the 2000-01 fiscal year or thereafter.

         The General Purpose Financial Statements for the 1999-2000 fiscal year report estimated probable awarded and anticipated unfavorable judgments of $895 million, of which $132 million is expected to be paid during the 1999-2000 fiscal year.

         Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2000-01 Financial Plan. The State believes that the proposed 2000-01 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2000-01 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2000-01 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2000-01 Financial Plan.

TAX LAW.

         In New York Association of Convenience Stores, et al. v. Urbach, et al., petitioners, New York Association of Convenience Stores, National Association of Convenience Stores, M.W.S. Enterprises, Inc. and Sugarcreek Stores, Inc. are seeking to compel respondents, the Commissioner of Taxation and Finance and the Department of Taxation and Finance, to enforce sales and excise taxes imposed, pursuant to Tax Law Articles 12-A, 20 and 28, on tobacco products and motor fuel sold to non-Indian consumers on Indian reservations. In orders dated August 13, 1996 and August 24, 1996, the Supreme Court, Albany County, ordered, inter alia, that there be equal implementation and enforcement of said taxes for sales to non-Indian consumers on and off Indian reservations, and further ordered that, if respondents failed to comply within 120 days, no tobacco products or motor fuel could be introduced onto Indian reservations other than for Indian consumption or, alternately, the collection and enforcement of such taxes would be suspended statewide. Respondents appealed to the Appellate Division, Third Department, and invoked CPLR 5519(a)(1), which provides that the taking of the appeal stayed all proceedings to enforce the orders pending the appeal. Petitioners' motion to vacate the stay was denied. In a decision entered May 8, 1997, the Third Department modified the orders by deleting the portion thereof that provided for the statewide suspension of the enforcement and collection of the sales and excise taxes on motor fuel and tobacco products. The Third Department held, inter alia, that petitioners had not sought such relief in their petition and that it was an error for the Supreme Court to have awarded such undemanded relief without adequate notice of its intent to do so. On May 22, 1997, respondents appealed to the Court of Appeals on other grounds, and again invoked the statutory stay. On October 23, 1997, the Court of Appeals granted petitioners' motion for leave to cross appeal from the portion of the Third Department's decision that deleted the statewide suspension of the enforcement and collection of the sales and excise taxes on motor fuel and tobacco. On July 9, 1998, the New York Court of Appeals reversed the order of the Appellate Division, Third Department, and remanded the matter to the Supreme Court, Albany County, for further proceedings. The Court held that the petitioners had standing to assert an equal protection claim, but that their claim did not implicate racial discrimination. The Court remanded the case to Supreme Court, Albany County, for resolution of the question of whether there was a rational basis for the Tax Department's policy of non-enforcement of the sales and excise taxes on reservation sales of cigarettes and motor fuel to non-Indians. In a footnote, the Court stated that, in view of its disposition of the case, petitioners' cross-appeal regarding the statewide suspension of the taxes is "academic." By decision and judgment dated July 9, 1999, the Supreme Court, Albany County, granted judgment dismissing the petition. On September 2, 1999, petitioners appealed to the Appellate Division, Third Department, from the July 9, 1999 decision and order. On August 3, 2000, the Third Department affirmed the judgment dismissing the petition. By notice of appeal dated August 25, 2000, petitioners appealed to the Court of Appeals from the August 3, 2000 order. On November 30, 2000, the Court of Appeals dismissed petitioners' appeal for lack of a substantial constitutional question. Petitioners have moved for leave to appeal.

LINE ITEM VETO.

         In an action commenced in June 1998 by the Speaker of the Assembly of the State of New York against the Governor of the State of New York (Silver v. Pataki, Supreme Court, New York County), the Speaker challenges the Governor's application of his constitutional line item veto authority to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998. On July 10, 1998, the State filed a motion to dismiss this action. By order entered January 7, 1999, the Court denied the State's motion to dismiss. On January 27, 1999, the State appealed that order. By decision dated July 20, 2000, the Appellate Division reversed the January 7, 1999 order and dismissed the petition. Plaintiff has appealed the July 20, 2000 decision to the Court of Appeals.

REAL PROPERTY CLAIMS.

         The State and certain of its counties have been, and continue to be, the subject of Indian land claims. On March 4, 1985 in Oneida Indian Nation of New York, et al. v. County of Oneida, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida Indians have a common-law right of action against Madison and Oneida Counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the Federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

         In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, to add the State as a defendant, and to certify a class made up of all individuals who currently purport to hold title within said 250,000 acre area. These motions were argued March 29, 1999 and are still awaiting determination. The District Court has not yet rendered a decision. By order dated February 24, 1999, the District Court appointed a Federal settlement master. A conference scheduled by the District Court for May 26, 1999 to address the administration of this case has been adjourned indefinitely.

         Several other actions involving Indian claims to land in upstate New York are also pending. Included are Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al., both in the United States District Court for the Northern District of New York and Seneca Nation of Indians, et al. v. State, et al., in the United States District Court for the Western District of New York. The Supreme Court's holding in Oneida Indian Nation of New York may impair or eliminate certain of the State's defenses to these actions, but may enhance others. In the Cayuga Indian Nation of New York case, by order dated March 29, 1999, the United States District Court for the Northern District of New York appointed a Federal settlement master. In October 1999, the District Court granted the Federal Government's motion to have the State held jointly and severally liable for any damages owed to the plaintiffs. At the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the properties at issue was rendered against the defendants. On July 17, 2000, a bench hearing was commenced to determine whether prejudgment interest is appropriate and, if so, the amount thereof. In the Canadian St. Regis Band of Mohawk Indians case, the United States District Court for the Northern District of New York has directed the parties to rebrief outstanding motions to dismiss brought by the defendants. The State filed its brief on July 1, 1999. The motions were argued in September 1999. No decision has been rendered on these motions. In Seneca Nation of Indians, by order dated November 22, 1999, the District Court confirmed the July 12, 1999 magistrate's report, which recommended granting the State's motion to dismiss that portion of the action relating to the right of way where the New York State Thruway crosses the Cattaraugus Reservation in Erie and Chatauqua Counties and denying the State's motion to dismiss the Federal Government's damage claims. On October 17, 2000, the District Court advised the parties that it would resolve that portion of the case related to the plaintiffs claims of ownership of the islands of the Niagara River on summary judgment motions without a trial.

CIVIL RIGHTS CLAIMS.

         In an action commenced in 1980 (United States, et al. v. Yonkers Board of Education, et al.), the United States District Court for the Southern District of New York found, in 1985, that Yonkers and its public schools were intentionally segregated. In 1986, the District Court ordered Yonkers to develop and comply with a remedial educational improvement plan (EIP I). On January 19, 1989, the District Court granted motions by Yonkers and the NAACP to add the State Education Department, the Yonkers Board of Education, and the State Urban Development Corporation as defendants, based on allegations that they had participated in the perpetuation of the segregated school system. On August 30, 1993, the District Court found that vestiges of a dual school system continued to exist in Yonkers. On March 27, 1995, the District Court made factual findings regarding the role of the State and the other State defendants (the State) in connection with the creation and maintenance of the dual school system, but found no legal basis for imposing liability. On September 3, 1996, the United States Court of Appeals for the Second Circuit, based on the District Court's factual findings, held the State defendants liable under 42 USC ss.1983 and the Equal Educational Opportunity Act, 20 USC ss.ss.1701, et seq., for the unlawful dual school system, because the State, inter alia, had taken no action to force the school district to desegregate despite its actual or constructive knowledge of de jure segregation. By order dated October 8, 1997, the District Court held that vestiges of the prior segregated school system continued to exist and that, based on the State's conduct in creating and maintaining that system, the State is liable for eliminating segregation and its vestiges in Yonkers and must fund a remedy to accomplish that goal. Yonkers presented a proposed educational improvement plan (EIP II) to eradicate these vestiges of segregation. The October 8, 1997 order of the District Court ordered that EIP II be implemented and directed that, within 10 days of the entry of the order, the State make available to Yonkers $450,000 to support planning activities to prepare the EIP II budget for 1998-99 and the accompanying capital facilities plan. A final judgment to implement EIP II was entered on October 14, 1997. On November 7, 1997, the State appealed that judgment to the Second Circuit. Additionally, the Court adopted a requirement that the State pay to Yonkers approximately $9.85 million as its pro rata share of the funding of EIP I for the 1996-97 school year. The requirement for State funding of EIP I was reduced to an order on December 2, 1997 and reduced to a judgment on February 10, 1998. The State appealed that order to the Second Circuit on December 31, 1997 and amended the notice of appeal after entry of the judgment.

         In a decision dated November 16, 1999, the Second Circuit affirmed the District Court's order requiring the State to pay one-half of the cost of EIP I for the 1996-97 school year. The Second Circuit also found no basis for the District Court's findings that vestiges of a dual system continued to exist in Yonkers, and therefore vacated the District Court's EIP II order. The Second Circuit, however, remanded to the District Court for the limited purpose of making further findings on the existing record as to whether any other vestiges of the dual system remain in the Yonkers public schools. On May 22, 2000, the United States Supreme Court denied the State's petition for certiorari, seeking leave to appeal the November 16, 1999 decision and the underlying September 3, 1996 decision.

         On June 15, 1998, the District Court issued an opinion setting forth the formula for the allocation of the costs of EIP I and EIP II between the State and the City for the school years 1997-98 through 2005-06. That opinion was reduced to an order on July 27, 1998. The order directed the State to pay $37.5 million by August 1, 1998 for estimated EIP costs for the 1997-98 school year. The State made this payment, as directed. On August 24, 1998, the State appealed that order to the Second Circuit. The city of Yonkers and the Yonkers Board of Education cross appealed to the Second Circuit from that order. By stipulation of the parties approved by the Second Circuit on November 19, 1998, the appeals from the July 27, 1998 order were withdrawn without prejudice to reinstatement upon determination of the State's appeal of the October 14, 1997 judgment discussed above. The appeals were reinstated after the November 16, 1999 Second Circuit decision was issued.

         On April 15, 1999, the District Court issued two additional orders. The first order directed the State to pay to Yonkers an additional $11.3 million by May 1, 1999, as the State's remaining share of EIP costs for the 1997-98 school year. The second order directed the State to pay to Yonkers $69.1 million as its share of the estimated EIP costs for the 1998-99 school year. The State made both payments on April 30, 1999. The State appealed both of the April 15, 1999 orders.

         On April 17, 2000, the District Court issued an additional order, directing the State to pay to Yonkers $44.3 million as its share of the estimated EIP costs for the 1999-2000 school year. On May 17, 2000, the State appealed that order to the Second Circuit. The appeals of all of these funding orders have been consolidated with the May 17, 2000 appeal of the April 17, 2000 order.

SCHOOL AID.

         In Campaign for Fiscal Equity, Inc., et al. v. State, et al. (Supreme Court, New York County), plaintiffs challenge the funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State's public school financing system violates article 11, section 1 of the State Constitution and Title VI of the Federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards.

         This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the Federal and State constitutions and Title VI of the Federal Civil Rights Act of 1964, and reversed dismissal of the claims under article 11, section 1 of the State Constitution and the implementing regulations of Title VI.

         The trial of this action concluded July 27, 2000. By decision dated January 9, 2001, the trial court held that the education provided for New York City students violates plaintiffs' rights under the State Constitution and the State's method for funding education in the State violates plaintiffs' rights under regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress these constitutional and regulatory violations, setting a deadline of September 15, 2001 to implement these reforms. The State has announced that it intends to appeal.

                                 STATE PROGRAMS

MEDICAID.

         Several cases, including Port Jefferson Health Care Facility, et al. v. Wing (Supreme Court, Suffolk County), challenge the constitutionality of Public Health Law ss.2807-d, which imposes a tax on the gross receipts hospitals and residential health care facilities receive from all patient care services. Plaintiffs allege that the tax assessments were not uniformly applied, in violation of Federal regulations. In a decision dated June 30, 1997, the Court held that the 1.2% and 3.8% assessments on gross receipts imposed pursuant to Public Health Law ss.ss. 2807-d(2)(b)(ii) and 2807-d(2)(b)(iii), respectively, are unconstitutional. An order entered August 27, 1997 enforced the terms of the decision. The State appealed that order. By decision and order dated August 31, 1998, the Appellate Division, Second Department, affirmed that order. On September 30, 1998, the State moved for re-argument or, in the alternative, for a certified question for the Court of Appeals to review. By order dated January 7, 1999, the motion was denied. A final order was entered in Supreme Court on January 26, 1999. On February 23, 1999, the State appealed that order to the Court of Appeals. In a decision entered December 16, 1999, the Court of Appeal reversed the decision below and upheld the constitutionality of the assessments. On May 15, 2000, plaintiffs filed a petition for certiorari with the United States Supreme Court seeking to appeal the December 16, 1999 decision. The State chose not to file any responding papers.

FOOD STAMP PROGRAM.

         In an action commenced April 5, 1999 by New York and several other states against the Federal Government (State of Arizona, et al. v. Shalala, et al., United States District Court, District of Columbia), plaintiffs challenge a Federal directive which requires states to change their method of allocating costs associated with the Food Stamp program. On July 29, 1999, plaintiffs moved for summary judgment. On September 23, 1999, defendant cross-moved for summary judgment. In a decision dated October 23, 2000, the District Court denied the plaintiffs' motion and granted defendants' motion and dismissed the case.

PROPRIETARY SCHOOLS.

         In an action unsealed in February, 1996, the relator claims, inter alia, that the State violated the Federal False Claims Act, 31 USC ss. 3729, et seq. (United States ex rel. Long v. SCS Business and Technical Institute, Inc., et al., United States District Court, District of Columbia). On March 29, 1999, the District of Columbia Circuit Court reversed a decision by the District Court and granted the State's motion to dismiss the action. On May 30, 2000, the United States Supreme Court denied the petition of the United States for certiorari

                                     PART C

                                OTHER INFORMATION

                         THE OFFIT INVESTMENT FUND, INC.

ITEM 23.  EXHIBITS

        Exhibit
        Number             Description

         (a.1)             Registrant's Articles of Incorporation.(1)

         (a.2)             Registrant's Amended and Restated Articles of
                           Incorporation.(3)

         (a.3)             Registrant's Form of Articles Supplementary.(5)

         (a.4)             Registrant's Form of Articles Supplementary.(7)

         (a.5)             Registrant's Articles of Amendment.(13)

         (b.1)             Registrant's By-Laws.(1)

         (b.2)             Registrant's Amended and Restated By-Laws.(3)

         (c.)              None.

         (d.) Advisory Agreement between Registrant and OFFITBANK with respect to the High Yield, Emerging Markets, Latin America Equity, Total Return, U.S. Government Securities, Mortgage Securities, California Municipal, New York Municipal and National Municipal Funds dated September 1, 1999, as amended.(13)

         (e.) Distribution Agreement between Registrant and OFFIT Funds Distributor, Inc. dated September 15, 1999.
                           (13)

         (f.)              None.

         (g.1) Form of Custodian Agreement between Registrant and the Custodian with respect to the Global Convertible, Latin America Equity, National Municipal, California Municipal and New York Municipal Funds.(5)

         (g.2) Form of Custodian Agreement between Registrant and The Bank of New York.(8)

         (g.3) Form of Amendment to the Custodian Agreement between Registrant and The Bank of New York with respect to the Emerging Markets Fund.(10)

         (h.1) Form of Shareholder Servicing Agreement between the Registrant and Shareholder Servicing Agents.(6)

         (h.2) Administration and Accounting Services Agreement between Registrant and PFPC Inc.(11)

         (h.3)             Transfer Agency Agreement between Registrant and PFPC
                           Inc.(13)

         (i.)              Opinion and Consent of Piper & Marbury.(3)

         (j.1) Consent of Kramer Levin Naftalis & Frankel LLP, filed herewith.

         (j.2) Consent of PricewaterhouseCoopers LLP, filed herewith.

         (j.3)             Consent of Ernst & Young LLP, filed herewith.

         (k.)              None.

         (l.1) Form of Share Purchase Agreement between Registrant and Furman Selz Incorporated with respect to the High Yield, Global Debt and Emerging Markets Funds.(3)

         (l.2) Form of Share Purchase Agreement between Registrant and Furman Selz Incorporated with respect to the Global Convertible, Latin America Equity, National Municipal, California Municipal and New York Municipal Funds.(5)

         (l.3) Form of Share Purchase Agreement between the Registrant and OFFIT Funds Distributor with respect to U.S. Government Securities Fund, Mortgage Securities Fund and Total Return Fund.(7)

         (m.1)             Form of Plan Distribution.(2)

         (m.2)             Amendment to Plan of Distribution.(6)

         (n) Form of Multiclass Plan Pursuant to Rule 18f-3 dated June 23, 1999.(13)

         (p.1) Code of Ethics of OFFIT Investment Fund, Inc., filed herewith.

         (p.2)             Code of Ethics of OFFITBANK, filed herewith.

---------------
(1) Exhibit is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A, filed October 8, 1993, Registration Nos. 33-70116 and 811-8036 (the "Registration Statement").

(2) Exhibit is incorporated herein by reference to Pre-Effective Amendment No. 1, filed November 24, 1993 to the Registration Statement.

(3) Exhibit is incorporated herein by reference to Pre-Effective Amendment No. 2, filed January 31 1994, to the Registration Statement.

(4) Exhibit is incorporated herein by reference to Post-Effective Amendment No. 2, filed on August 26, 1994, to the Registration Statement.

(5) Exhibit is incorporated herein by reference to Post-Effective Amendment No. 3, filed on November 25, 1994, to the Registration Statement.

(6) Exhibit is incorporated herein by reference to Post-Effective Amendment No.7, filed on April 27, 1996, to the Registration Statement.

(7) Exhibit is incorporated herein by reference to Post-Effective Amendment No. 10, filed on February 14, 1997.

(8) Exhibit is incorporated herein by reference to Post-Effective Amendment No. 11, filed on April 30, 1997.

(9) Exhibit is incorporated herein by reference to Post-Effective Amendment No. 12, filed on August 29, 1997.

(10) Exhibit is incorporated herein by reference to Post-Effective Amendment No. 13, filed on January 29, 1998.

(11) Exhibit is incorporated herein by reference to Post-Effective Amendment No. 17, filed on April 30, 1999.

(12) Exhibit is incorporated herein by reference to Post-Effective Amendment No. 18, filed on July 28, 1999.

(13) Exhibit is incorporated herein by reference to Post-Effective Amendment No. 19, filed on April 21, 2000.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         None.

ITEM 25.  INDEMNIFICATION.

Reference is made to Article VII of Registrant's Articles of Incorporation (Exhibit (a.1) hereto), Article IV of Registrant's By-Laws (Exhibit (b.1) hereto) and Paragraph V of the Distribution Agreement between Registrant and OFFIT Funds Distributor, Inc. (Exhibit (e) hereto).

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The Adviser provides a wide range of asset management services to individuals, institutions and retirement benefit plans.

To the knowledge of Registrant, none of the Directors or executive officers of the Adviser except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature.

                                                                     PRINCIPAL OCCUPATION OR OTHER
                                         POSITION WITH            EMPLOYMENT OF A SUBSTANTIAL NATURE
NAME                                       OFFITBANK                   DURING THE PAST TWO YEARS
----                                       ---------                   -------------------------
H. Furlong Baldwin                          Director             Chairman of the Board, Mercantile
Mercantile Safe Deposit & Trust Co.                              Bankshares Corporation
Two Hopkins Plaza
Baltimore, MD  21201

Charles de Gunzburg                         Director             Vice Chairman, First Spring
First Spring Corporation                                         Corporation
499 Park Avenue
New York, NY  10022

Morris, W. Offit, C.F.A.                    Director             Chairman of the Board,
OFFITBANK                                                        OFFITBANK
520 Madison Avenue
New York, NY  10022

                                      C-3

                                                                     PRINCIPAL OCCUPATION OR OTHER
                                         POSITION WITH            EMPLOYMENT OF A SUBSTANTIAL NATURE
NAME                                       OFFITBANK                   DURING THE PAST TWO YEARS
----                                       ---------                   -------------------------

David I. Margolis                           Director             Retired Chairman, Coltec Industries
Coltec Industries Inc.                                           Inc.
430 Park Avenue
New York, NY  10022

Harvey M. Meyerhoff                         Director             Retired Chairman of the Board, Magna
Magna Holdings, Inc.                                             Holdings, Inc.
25 South Charles Street
Suite 2100
Baltimore, MD  21201

Dr. George Packard                          Director             President, U.S. - Japan Foundation
U.S. - Japan Foundation
145 East 32nd Street, 12th Floor
New York, NY  10016

G. Joseph Prendergast                       Director             President, Wachovia Corporation
Wachovia Bank, N.A.
100 N. Main Street
Winston-Salem, NC  27150

Edward V. Regan                             Director             Distinguished Fellow, The Jerome
45 Rockefeller Plaza                                             Levy Economics Institute of Bard
32nd Floor                                                       College
New York, NY  10017

Ricardo Steinbruch                          Director             Principal, Grupo Vicunha
Grupo Vicunha
Rua Itacolomi 412
Higilenopolis
Sao Paolo, S.P. Brazil 01239-020

ITEM 27.  PRINCIPAL UNDERWRITER.

         (a) In addition to the Registrant, OFFIT Funds Distributor, Inc. currently acts as distributor for The OFFIT Variable Insurance Fund, Inc.

         (b) The information required by Item 27(b) with respect to each director, officer or partner of OFFIT Funds Distributor, Inc. is incorporated by reference to Schedule A on Form BD filed by OFFIT Funds Distributor, Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-46960)

         (c)       Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder will be maintained at the offices of:

         (1)      The OFFIT Investment Fund, Inc.
                  400 Bellevue Parkway
                  Wilmington, DE  19809
                  (records relating to the Registrant)

         (2)      OFFITBANK
                  520 Madison Avenue
                  New York, New York  10022
                  (advisory records)

         (3)      OFFIT Funds Distributor, Inc.
                  3200 Horizon Drive
                  King of Prussia, PA 19406
                  (records of principal underwriter)

ITEM 29.  MANAGEMENT SERVICES.

         Not applicable.

ITEM 30.  UNDERTAKINGS.

(a) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more of Registrant's directors when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares of common stock and, in conjunction with such meeting, to assist in communications with other shareholders in this regard, as provided under Section 16(c) of the 1940 Act.

(b) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's annual report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 20th day of April, 2001.

                                        THE OFFIT INVESTMENT FUND, INC.

                                        By: /s/ Dr. Wallace Mathai-Davis
                                            ----------------------------
                                            Dr. Wallace Mathai-Davis, President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 20th day of April, 2001.

SIGNATURE                                         TITLE
---------                                         -----
/s/ Dr. Wallace Mathai-Davis                      Director, Chairman of the Board and President
------------------------------                    (Principal Executive Officer)
Dr. Wallace Mathai-Davis


/s/            *                                  Director
------------------------------
Edward J. Landau


/s/            *                                  Director
The Very Reverend James Parks Morton


/s/            *                                  Director
------------------------------
Stephen M. Peck


/s/ Vincent M. Rella                              Treasurer
------------------------------                    (Principal Financial and Accounting Officer)
Vincent M. Rella


*  /s/  Stephen Brent Wells
------------------------------
        As Attorney-in-Fact

                         THE OFFIT INVESTMENT FUND, INC.

                                  EXHIBIT INDEX

EXHIBITS

(j.1)  --  Consent of Kramer Levin Naftalis & Frankel LLP, filed herewith.
(j.2)  --  Consent of PricewaterhouseCoopers LLP, filed herewith.
(j.3)  --  Consent of Ernst & Young LLP, filed herewith.
(p.1)  --  Code of Ethics of OFFIT Investment Fund, Inc., filed herewith.
(p.2)  --  Code of Ethics of OFFITBANK, filed herewith.